--------------------------------------------------------------------------------

                                                              RYDEX SERIES FUNDS
                         A-CLASS AND C-CLASS SHARES PROSPECTUS SEPTEMBER 1, 2005
                                                 ABSOLUTE RETURN STRATEGIES FUND
                                                              HEDGED EQUITY FUND

                                                        [LOGO] RYDEX INVESTMENTS
                                                Essential for modern markets(TM)

--------------------------------------------------------------------------------

The Securities and Exchange Commission has not approved or disapproved the Trust's shares or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

RYDEX SERIES FUNDS OVERVIEW ...............................................    1
   ABSOLUTE RETURN STRATEGIES FUND ........................................    2
   HEDGED EQUITY FUND .....................................................    8
INVESTMENTS AND RISKS .....................................................   13
SHAREHOLDER INFORMATION ...................................................   20
TRANSACTION INFORMATION ...................................................   21
SALES CHARGES .............................................................   22
BUYING FUND SHARES ........................................................   25
SELLING FUND SHARES .......................................................   28
EXCHANGING FUND SHARES ....................................................   31
RYDEX ACCOUNT POLICIES ....................................................   32
DISTRIBUTION AND SHAREHOLDER SERVICES .....................................   35
DIVIDENDS AND DISTRIBUTIONS ...............................................   36
TAX INFORMATION ...........................................................   36
MANAGEMENT OF THE FUNDS ...................................................   37

                                                                    PROSPECTUS 1

                               RYDEX SERIES FUNDS
                                 A-CLASS SHARES
                                 C-CLASS SHARES

            9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850
             800.820.0888 o 301.296.5100 o WWW.RYDEXINVESTMENTS.COM

Rydex Series Funds (the "Trust") is a mutual fund complex offering professionally managed investment portfolios. This Prospectus describes the Absolute Return Strategies Fund and the Hedged Equity Fund (the "Funds").

A-Class Shares and C-Class Shares of the Funds are sold principally to clients of professional money managers ("financial intermediaries") and to investors who take part in certain strategic and tactical asset allocation investment programs. Investors may exchange shares of the Funds through the Rydex web site
- www.rydexinvestments.com - and over the phone.

RISKS OF INVESTING IN THE FUNDS

The value of the Funds may fluctuate. In addition, Fund shares:

      o     MAY DECLINE IN VALUE, AND YOU MAY LOSE MONEY

      o     ARE NOT FEDERALLY INSURED

      o     ARE NOT GUARANTEED BY ANY GOVERNMENT AGENCY

      o     ARE NOT BANK DEPOSITS

      o     ARE NOT GUARANTEED TO ACHIEVE THEIR OBJECTIVES

2

ABSOLUTE RETURN STRATEGIES FUND
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Absolute Return Strategies Fund seeks to provide capital appreciation consistent with the return and risk characteristics of the hedge fund universe. The secondary objective is to achieve these returns with low correlation to and less volatility than equity indices.

PRINCIPAL INVESTMENT STRATEGY

The Absolute Return Strategies Fund employs a proprietary quantitative style analysis to drive an investment strategy designed to provide investment returns similar to the returns produced by well-established investment strategies widely employed by hedge funds.

The Fund pursues its investment objective by allocating capital to gain exposure to a combination of directional and non-directional positions including, but not limited to, those listed below. The Fund will predominately have a long exposure to directional and non-directional positions. There may be times that the Fund will have a short exposure to one or more of the directional and/or non-directional positions listed below.

--------------------------------------------------------------------------------
DIRECTIONAL POSITIONS                     NON-DIRECTIONAL POSITIONS
                                          (Market neutral investment strategies)

--------------------------------------------------------------------------------
o Equities      -- a portfolio            o Market Neutral   -- an equity
                consisting of a             Value           portfolio consisting
                basket of stocks or                         of value stocks and
                index futures                               short positions in
                                                            non-value stocks

o Fixed Income  -- a portfolio            o Market Neutral   -- an equity
                consisting of U.S.          Growth          portfolio consisting
                Government                                  of growth stocks
                securities or bond                          and short positions
                futures                                     in non-growth
                                                            stocks

o Commodities   -- a portfolio            o Market Neutral   -- an equity
                consisting of               Momentum        portfolio consisting
                instruments with                            of stocks that
                commodity                                   exhibit strong price
                exposure                                    momentum and
                                                            short positions in
                                                            stocks that exhibit
                                                            weak price
                                                            momentum
--------------------------------------------------------------------------------

                                                                    PROSPECTUS 3

--------------------------------------------------------------------------------
DIRECTIONAL POSITIONS                   NON-DIRECTIONAL POSITIONS
                                        (Market neutral investment strategies)

--------------------------------------------------------------------------------
o Currencies    -- a portfolio          o Market Neutral    -- an equity
                consisting of a           Capitalization    portfolio consisting
                basket of foreign                           of small-cap stocks
                currencies                                  and short positions
                                                            in large-cap stocks

o Covered Call  -- a portfolio of       o Merger Arbitrage   -- an equity
  Options       short call options        Spreads           portfolio consisting
                which are fully                             of acquired stocks
                covered by holdings                         and short positions
                of the underlying                           in acquiring stocks
                security

o Long Options  -- a portfolio of       o Duration Neutral   -- a bond portfolio
                call or put options       Term Spreads      consisting of
                                                            10-year U.S.
                                                            Government
                                                            securities and short
                                                            positions in 2-year
                                                            U.S. Government
                                                            securities

                                        o Duration Neutral  -- a bond portfolio
                                          Default Spreads   consisting of
                                                            corporate bonds
                                                            and short positions
                                                            in U.S. Government
                                                            securities of a
                                                            similar duration
--------------------------------------------------------------------------------

The Fund may use moderate leverage subject to internally imposed investment constraints that are more restrictive than those imposed by the federal securities laws and designed to limit the amount of loss resulting from such leverage. The Fund's use of directional and non-directional positions and internal investment controls result in a portfolio of assets designed to provide appropriate hedge fund portfolio characteristics as well as providing risk diversification.

The Fund may be long or short in a broad mix of financial assets including U.S. and foreign equities of any capitalization range, currencies, commodities, futures, options, swap agreements, high yield securities, and corporate debt. The Fund may hold U.S. Government securities or cash equivalents to collateralize its derivative positions. The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.

4

PRINCIPAL RISKS

The Absolute Return Strategies Fund is subject to a number of risks that may affect the value of its shares, including:

FOREIGN CURRENCY RISK - The Fund's exposure to foreign currencies subject the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Fund's exposure to foreign currency may reduce the returns of the Fund.

MARKET RISK - The Fund's value may fluctuate from day to day. Due to market conditions, Fund shares may decline in value causing you to lose money.

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

FIXED INCOME RISK - The Fund's fixed income investments will change in value in response to interest rate changes and other factors. In addition, the value of securities with longer maturities will fluctuate more in response to interest rate changes.

HIGH YIELD RISK - The Fund's investments in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund's ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

FOREIGN SECURITIES RISK - Investments in securities of foreign companies can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments could adversely affect investment in foreign countries. Foreign companies generally are not subject to accounting, auditing, and financial reporting standards comparable to those applicable to U.S. companies.

DERIVATIVES RISK - The Fund's use of equity derivatives such as futures, options and swap agreements to pursue it's investment objectives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks may cause the Fund to experience higher losses than a fund that does not use derivatives.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments.

                                                                    PROSPECTUS 5

SWAP COUNTERPARTY CREDIT RISK - The Fund is subject to credit risk on the amount it expects to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.

SMALL AND MEDIUM ISSUER RISK - Small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group. These securities may trade over-the-counter or listed on an exchange and may or may not pay dividends.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

PORTFOLIO TURNOVER RISK - Due to its investment strategy, the Fund may buy and sell securities frequently. Higher portfolio turner may result in higher transactional costs and short-term capital gains that will be treated as ordinary income for tax purposes. As a result, portfolio turnover may have a negative effect on the Fund's performance.

PERFORMANCE

The Absolute Return Strategies Fund is new and therefore does not have a performance history for a full calendar year.

6

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares and C-Class Shares of the Absolute Return Strategies Fund.

                                                                     A-CLASS   C-CLASS
--------------------------------------------------------------------------------------
SHAREHOLDER FEES
 (fees paid directly from your investment)(1)
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON
 PURCHASES (as a percentage of initial purchase price)(2) .......     4.75%     NONE
MAXIMUM DEFERRED SALES CHARGE (LOAD)
 (as a percentage of initial purchase price or current
 market value, whichever is lower)(4) ...........................     NONE(3)   1.00%
REDEMPTION FEE ON SHARES OWNED LESS THAN
 30 DAYS (as a percentage of amount redeemed,
 if applicable)(5) ..............................................     1.00%     1.00%
MANAGEMENT FEES .................................................     1.15%     1.15%
DISTRIBUTION (12B-1) AND SHAREHOLDER
 SERVICE FEES ...................................................     0.25%     1.00%
OTHER EXPENSES(6)
 SHORT DIVIDEND EXPENSES(7) .....................................     0.30%     0.30%
TOTAL ANNUAL FUND OPERATING EXPENSES ............................     1.70%     2.45%

(1) THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

(2) REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

(3) FOR INVESTMENTS OF $1 MILLION OR MORE, A-CLASS SHARES ARE SOLD AT NAV, WITHOUT ANY UP-FRONT SALES CHARGE. HOWEVER, IF YOU SELL YOUR SHARES WITHIN 18 MONTHS OF PURCHASE, YOU WILL NORMALLY HAVE TO PAY A 1.00% CONTINGENT DEFERRED SALES CHARGE ("CDSC") BASED ON YOUR INITIAL PURCHASE PRICE OR CURRENT MARKET VALUE, WHICHEVER IS LOWER.

(4) THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

(5) THE FUND WILL CHARGE SHAREHOLDERS A REDEMPTION FEE WHEN THEY REDEEM SHARES HELD FOR LESS THAN THIRTY DAYS. FOR MORE INFORMATION, SEE "REDEMPTION FEES".

(6) THE ADVISOR HAS CONTRACTUALLY AGREED TO PAY ALL OPERATING EXPENSES OF THE FUND, EXCLUDING INTEREST EXPENSE AND TAXES (EXPECTED TO BE DE MINIMIS), BROKERAGE COMMISSIONS AND OTHER EXPENSES CONNECTED WITH THE EXECUTION OF PORTFOLIO TRANSACTIONS, SHORT DIVIDEND EXPENSES, AND EXTRAORDINARY EXPENSES.

(7)   SHORT DIVIDEND EXPENSES ARE ESTIMATED.

--------------------------------------------------------------------------------
IMPORTANT INFORMATION REGARDING STATED EXPENSES -

Short Dividend Expense occurs because the Fund short-sells the equity security to gain the inverse exposure necessary to meet its investment objective. The Fund must pay out the dividend rate of the equity security to the purchaser and records this as an expense. However, any such dividend on a security sold short generally reduces the market value of the shorted security - thus increasing the Fund's unrealized gain or reducing the Fund's unrealized loss on its short sale transaction. Short Dividend Expense is not a fee charged to the shareholder by the Advisor or other service provider. Rather it is more similar to the transaction costs or capital expenditures associated with the day-to-day management of any mutual fund. If these costs had been treated as transaction costs or capital items rather than as expenses, the expense ratio for A-Class and C-Class Shares would have equaled 1.40% and 2.15%, respectively.
--------------------------------------------------------------------------------

                                                                    PROSPECTUS 7

EXAMPLE

This Example is intended to help you compare the cost of investing in the A-Class or C-Class Shares of the Absolute Return Strategies Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's estimated operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

ABSOLUTE RETURN STRATEGIES FUND                             1 YEAR       3 YEARS
--------------------------------------------------------------------------------
A-CLASS SHARES                                               $645         $1,002
C-CLASS SHARES
IF YOU SELL YOUR SHARES AT THE END
OF THE PERIOD:                                               $357         $  791
IF YOU DO NOT SELL YOUR SHARES AT THE END
OF THE PERIOD:                                               $257         $  791

8

HEDGED EQUITY FUND
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Hedged Equity Fund seeks to provide capital appreciation consistent with the return and risk characteristics of the long/short hedge fund universe. The secondary objective is to achieve these returns with low correlation to and less volatility than equity indices.

PRINCIPAL INVESTMENT STRATEGY

The Hedged Equity Fund employs a proprietary quantitative style analysis to drive an investment strategy designed to provide investment returns similar to the returns produced by long/short hedge funds.

The Fund pursues its investment objective by allocating capital to gain exposure to a combination of directional and non-directional positions including, but not limited to, those listed below. The Fund will predominately have a long exposure to directional and non-directional positions. There may be times that the Fund will have a short exposure to one or more of the directional and/or non-directional positions listed below.

--------------------------------------------------------------------------------
DIRECTIONAL POSITIONS                     NON-DIRECTIONAL POSITIONS
                                          (Market neutral investment strategies)

--------------------------------------------------------------------------------
o Equities      -- a portfolio            o Market Neutral  -- an equity
                consisting of a             Value           portfolio consisting
                basket of stocks or                         of value stocks and
                index futures                               short positions in
                                                            non-value stocks

o Covered Call  -- a portfolio of         o Market Neutral   -- an equity
  Options       short call options          Growth          portfolio consisting
                which are fully                             of growth stocks
                covered by                                  and short positions
                holdings of  the                            in non-growth
                underlying security                         stocks

o Long Options  -- a portfolio of         o Market Neutral  -- an equity
                call or put options         Momentum        portfolio consisting
                                                            of stocks that
                                                            exhibit strong price
                                                            momentum and
                                                            short positions in
                                                            stocks that exhibit
                                                            weak price
                                                            momentum
--------------------------------------------------------------------------------

                                                                    PROSPECTUS 9

--------------------------------------------------------------------------------
DIRECTIONAL POSITIONS                   NON-DIRECTIONAL POSITIONS
                                        (Market neutral investment strategies)

--------------------------------------------------------------------------------
                                        o Market Neutral    -- an equity
                                          Capitalization    portfolio consisting
                                                            of small-cap stocks
                                                            and short positions
                                                            in large-cap stocks

                                        o Merger Arbitrage  -- an equity
                                          Spreads           portfolio consisting
                                                            of acquired stocks
                                                            and short positions
                                                            in acquiring stocks
--------------------------------------------------------------------------------

The Fund may use moderate leverage subject to internally imposed investment constraints that are more restrictive than those imposed by the federal securities laws and designed to limit the amount of loss resulting from such leverage. The Fund's use of directional and non-directional positions and internal investment controls result in a portfolio of assets designed to provide appropriate long/short hedge fund portfolio characteristics as well as providing risk diversification. The Fund invests in core long positions at all times and, as a result, tends to have a long market bias. The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.

Under normal circumstances, the Fund will invest at least 80% of its assets in long or short positions in U.S. and foreign equity securities of any capitalization range, or derivatives thereof, including futures, options and swap agreements. This is a non-fundamental policy that can be changed by the Fund upon 60 days' notice to shareholders. The Fund may invest its remaining assets in directional and non-directional fixed income investments. The Fund may hold U.S. Government securities or cash equivalents to collateralize its derivative positions.

PRINCIPAL RISKS

The Hedged Equity Fund is subject to a number of risks that may affect the value of its shares, including:

MARKET RISK - The Fund's value may fluctuate from day to day. Due to market conditions, Fund shares may decline in value causing you to lose money.

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments.

10

DERIVATIVES RISK - The Fund's use of equity derivatives such as futures, options and swap agreements to pursue it's investment objectives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks may cause the Fund to experience higher losses than a fund that does not use derivatives.

FOREIGN SECURITIES RISK - Investments in securities of foreign companies can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments could adversely affect investment in foreign countries. Foreign companies generally are not subject to accounting, auditing, and financial reporting standards comparable to those applicable to U.S. companies.

SWAP COUNTERPARTY CREDIT RISK - The Fund is subject to credit risk on the amount it expects to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.

SMALL AND MEDIUM ISSUER RISK - Small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group. These securities may trade over-the-counter or listed on an exchange and may or may not pay dividends.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

PORTFOLIO TURNOVER RISK - Due to its investment strategy, the Fund may buy and sell securities frequently. Higher portfolio turnover may result in higher transactional costs and short-term capital gains that will be treated as ordinary income for tax purposes. As a result, portfolio turnover may have a negative effect on the Fund's performance.

PERFORMANCE

The Hedged Equity Fund is new and therefore does not have a performance history for a full calendar year.

                                                                   PROSPECTUS 11

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares and C-Class Shares of the Hedged Equity Fund.

                                                                       A-CLASS    C-CLASS
-----------------------------------------------------------------------------------------
SHAREHOLDER FEES
 (fees paid directly from your investment)(1)
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON
 PURCHASES (as a percentage of initial purchase price)(2) .........     4.75%      NONE
MAXIMUM DEFERRED SALES CHARGE (LOAD)
 (as a percentage of initial purchase price or current market
 value, whichever is lower)(4) ....................................     NONE(3)    1.00%
REDEMPTION FEE ON SHARES OWNED LESS THAN
 30 DAYS (as a percentage of amount redeemed,
 if applicable)(5) ................................................     1.00%      1.00%
ANNUAL FUND OPERATING EXPENSES
 (expenses that are deducted from Fund assets)
MANAGEMENT FEES ...................................................     1.15%      1.15%
DISTRIBUTION (12B-1) AND SHAREHOLDER
 SERVICE FEES .....................................................     0.25%      1.00%
OTHER EXPENSES(6)
 DIVIDENDS ON SHORT SALES(7) ......................................     1.00%      1.00%
TOTAL ANNUAL FUND OPERATING EXPENSES ..............................     2.40%      3.15%

(1) THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

(2) REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

(3) FOR INVESTMENTS OF $1 MILLION OR MORE, A-CLASS SHARES ARE SOLD AT NAV, WITHOUT ANY UP-FRONT SALES CHARGE. HOWEVER, IF YOU SELL YOUR SHARES WITHIN 18 MONTHS OF PURCHASE, YOU WILL NORMALLY HAVE TO PAY A 1.00% CONTINGENT DEFERRED SALES CHARGE ("CDSC") BASED ON YOUR INITIAL PURCHASE PRICE OR CURRENT MARKET VALUE, WHICHEVER IS LOWER.

(4) THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO
      TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

(5) THE FUND WILL CHARGE SHAREHOLDERS A REDEMPTION FEE WHEN THEY REDEEM SHARES HELD FOR LESS THAN THIRTY DAYS. FOR MORE INFORMATION, SEE "REDEMPTION FEES".

(6) THE ADVISOR HAS CONTRACTUALLY AGREED TO PAY ALL OPERATING EXPENSES OF THE FUND, EXCLUDING INTEREST EXPENSE AND TAXES (EXPECTED TO BE DE MINIMIS), BROKERAGE COMMISSIONS AND OTHER EXPENSES CONNECTED WITH THE EXECUTION OF PORTFOLIO TRANSACTIONS, SHORT DIVIDEND EXPENSES, AND EXTRAORDINARY EXPENSES.

(7)   SHORT DIVIDEND EXPENSES ARE ESTIMATED.

--------------------------------------------------------------------------------
IMPORTANT INFORMATION REGARDING STATED EXPENSES -

Short Dividend Expense occurs because the Fund short-sells the equity security to gain the inverse exposure necessary to meet its investment objective. The Fund must pay out the dividend rate of the equity security to the purchaser and records this as an expense. However, any such dividend on a security sold short generally reduces the market value of the shorted security - thus increasing the Fund's unrealized gain or reducing the Fund's unrealized loss on its short sale transaction. Short Dividend Expense is not a fee charged to the shareholder by the Advisor or other service provider. Rather it is more similar to the transaction costs or capital expenditures associated with the day-to-day management of any mutual fund. If these costs had been treated as transaction costs or capital items rather than as expenses, the expense ratio for A-Class and C-Class Shares would have equaled 1.40% and 2.15%, respectively.
--------------------------------------------------------------------------------

12

EXAMPLE

This Example is intended to help you compare the cost of investing in the A-Class or C-Class Shares of the Hedged Equity Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's estimated operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

HEDGED EQUITY FUND                                           1 YEAR      3 YEARS
--------------------------------------------------------------------------------
A-CLASS SHARES                                                $715        $1,213
C-CLASS SHARES
IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:             $431        $1,009
IF YOU DO NOT SELL YOUR SHARES AT THE END
OF THE PERIOD:                                                $331        $1,009

                                                                   PROSPECTUS 13

MORE INFORMATION ABOUT THE FUNDS
--------------------------------------------------------------------------------
INVESTMENTS AND RISK

ADVISOR'S INVESTMENT METHODOLOGY

As the result of market observations and internal and external research, Rydex Investments (the "Advisor") believes that aggregate hedge fund performance is largely driven by exposure to well recognized structural investment strategies or "Beta." Beta is commonly referred to as market risk. To better understand this concept, the Advisor offers an expanded definition: Beta is exposure to any systematic risk for which the investor expects to be rewarded over time. In this context, the Advisor considers exposure to both directional positions (E.G., equities and fixed income) and non-directional positions (E.G., value and corporate default) as Beta. Although hedge fund exposure to these positions varies over time, their exposure to them, in aggregate, and the investment returns provided by the exposure have historically been stable. The conclusion of the Advisor's research is that aggregate hedge fund returns are replicable through exposure to these structural investment positions and, therefore, can be delivered in a mutual fund.

The Funds employ a proprietary quantitative model that uses a style analysis of the returns of the appropriate hedge fund universe. This style analysis compares the returns of the appropriate hedge fund universe with the returns of various directional and non-directional positions. Based on the results of this analysis, historical research and market insights, the Advisor constructs a portfolio mix of directional and non-directional positions that best replicates the return, risk and correlation characteristics of the appropriate hedge fund universe. The Advisor anticipates adding and subtracting directional and non-directional positions over time based on continuing research of hedge fund returns.

DIRECTIONAL AND NON-DIRECTIONAL POSITIONS

A directional position is designed to have a high correlation with market returns. The Advisor selects securities to achieve particular directional positions using a quantitative model to identify those securities with high measures of liquidity and correlation to the appropriate market, E.G., the Advisor may use S&P 500 futures to achieve a directional exposure to the equities market. Directional positions have market risk and are exposed to market movements. The Funds will predominately have a long exposure to directional positions. There may be times that the Funds will have a short exposure to directional positions. The Funds use some, or all, of the following directional positions:

      o An EQUITIES position involves investment in a basket of stocks or derivatives thereof, such as index futures.

      o A FIXED INCOME position involves investment in a basket of U.S. Government securities or bond futures.

      o     A COMMODITIES position involves investment in commodity indices.

      o A CURRENCIES position involves investment in a basket of foreign currencies such as, but not limited to, the Euro, Japanese Yen, British Pound, Canadian Dollar, Swedish Krona and Swiss Franc.

      o A COVERED CALL OPTIONS position involves investment in written call options on underlying securities which a Fund already owns.

14

      o A LONG OPTIONS position involves investment in long call or put options. A long call option provides upside profit potential while limiting downside exposure. A long put option provides downside profit potential while limiting upside exposure.

A non-directional position is designed to have a low correlation with market returns. Non-directional positions attempt to profit by exploiting structural mispricings in the financial markets. Non-directional investment strategies are market neutral in nature and, if executed successfully, have limited market exposure. The Funds will predominately have a long exposure to non-directional positions. There may be times that the Funds will have a short exposure to non-directional positions. The Funds use some, or all, of the following non-directional positions:

      o A MARKET NEUTRAL VALUE position involves investment in a basket of stocks that exhibit traditional value characteristics and simultaneously selling short a basket of stocks that exhibit non-value characteristics. Traditional value characteristics include, but are not limited to, high book-to-price ratios, high earnings-to-price ratios and high cash flow-to-price ratios. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

      o A MARKET NEUTRAL GROWTH position involves investment in a basket of stocks that exhibit traditional growth characteristics and simultaneously selling short a basket of stocks that exhibit non-growth characteristics. Traditional growth characteristics include, but are not limited to, high earnings growth and high cash flow growth. The portfolio is formed such that long and short positions are approximately equal and has limited market exposure.

      o A MARKET NEUTRAL MOMENTUM position involves investment in a basket of stocks that exhibit strong price momentum and simultaneously selling short a basket of stocks that exhibit weak price momentum. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

      o A MARKET NEUTRAL CAPITALIZATION position involves investment in a basket of small-capitalization stocks and simultaneously selling short a basket of large-capitalization stocks. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

      o A MERGER ARBITRAGE SPREADS position involves investment in a basket of stocks that are being acquired and simultaneously selling short a basket of stocks that are making the acquisitions. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

      o A DURATION NEUTRAL TERM SPREADS position involves investment in long 10-year U.S. Government securities and simultaneously selling short 2-year U.S. Government securities. The portfolio is duration-adjusted such that the duration of both long and positions are approximately equal and has limited market exposure.

                                                                   PROSPECTUS 15

      o A DURATION NEUTRAL DEFAULT SPREADS position involves investment in a basket of corporate bonds and simultaneously selling short U.S. Government securities of similar duration. The portfolio is formed such that the duration of both long and short positions are approximately equal and has limited market exposure.

OTHER INVESTMENT PRACTICES AND STRATEGIES

Please see the Funds' Statement of Additional Information (the "SAI") for a more complete list of portfolio investment strategies, permitted investments and related risks.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

As indicated below, the Funds are subject to a number of risks that may affect the value of the Funds' shares.

EQUITY RISK (ALL FUNDS) - Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. Historically, the equity markets have moved in cycles, and the value of each of the Fund's equity securities and equity derivatives may fluctuate drastically from day to day. This price volatility is the principal risk of investing in equity securities. Because of their link to the equity markets and use of leverage, an investment in the Funds may be more suitable for investors who can bear the risk of short-term principal fluctuations, which at times may be significant.

FIXED INCOME RISK (ABSOLUTE RETURN STRATEGIES FUND) - The market value of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

FOREIGN SECURITIES RISK (ALL FUNDS) - Investing in securities of foreign companies may involve risks not typically associated with investing in U.S. companies. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Funds.

16

FOREIGN CURRENCY RISK (ABSOLUTE RETURN STRATEGIES FUND) - The Fund's investments in securities denominated in foreign currencies are subject to currency risk. Currency risks include the following:

o The value of the Fund's assets measured in U.S. Dollars may be affected by changes in currency exchange rates and exchange control regulations.

o The Fund may incur transaction costs in connection with conversions between various currencies.

Under normal circumstances, the Fund does not plan to hedge against the risks of variation in currency exchange rates relative to the U.S. Dollar. As a result, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar.

FUTURES AND OPTIONS RISK (ALL FUNDS) - The Funds may invest a percentage of their assets in futures and options contracts. The Funds may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Funds will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below:

      FUTURES CONTRACTS - Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

      OPTIONS - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Funds may cover their positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Funds may cover their position by maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the Funds.

      The risks associated with the Funds' use of futures and options contracts include:

      o The Funds may experience losses over certain ranges in the market that may exceed losses experienced by funds that do not use futures contracts and options.

      o There may be an imperfect correlation between the changes in market value of the securities held by Funds and the prices of futures and options on futures.

                                                                   PROSPECTUS 17

      o Although the Funds will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract. As a result, the Funds may be unable to close out their futures contracts at a time which is advantageous.

      o Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

      o Because option premiums paid or received by the Funds are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

NON-DIVERSIFICATION RISK (ALL FUNDS) - Since each Fund is non-diversified, each Fund may invest in the securities of a limited number of issuers. To the extent that a Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence.

SWAP COUNTERPARTY CREDIT RISK (ALL FUNDS) - The Funds may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to a particular group of stocks or to an index of stocks without actually purchasing those stocks, or to hedge a position. The Funds will use short-term swap agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. A Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. The use of equity swaps involves risks that are different from those associated with ordinary portfolio securities transactions. Swap agreements may be considered to be illiquid. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

PORTFOLIO TURNOVER RISK (ALL FUNDS) - Each Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in a Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders.

EARLY CLOSING RISK (ALL FUNDS) - The normal close of trading of securities listed on NASDAQ and the New York Stock Exchange ("NYSE") is 4:00 p.m., Eastern Time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

TRADING HALT RISK (ALL FUNDS) - The Funds typically will hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange ("CME"), have established limits on how much an option or futures contract may decline over various time periods within a day. If an option or futures contract's price declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Funds may temporarily be unable to purchase or sell options or

18

futures contracts. Such a trading halt near the time the Funds price their shares may limit the Funds' ability to use leverage and may prevent the Funds from achieving their investment objectives. In such an event, the Funds also may be required to use a "fair-value" method to price their outstanding contracts.

SHORT SALES RISK (ALL FUNDS) - Short sales are transactions in which a Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's needs for immediate cash or other liquidity. The Fund's investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund's open short positions. These expenses negatively impact the performance of the Fund. For example, when a Fund short sells an interest-bearing security, such as a bond, it is obligated to pay the interest on the security it has sold. This cost is partially offset by the interest earned by the Fund on the investment of the cash generated by the short sale. Similarly, when a Fund short sells an equity security that pays a dividend, it is obligated to pay the dividend on the security it has sold. However, a dividend paid on a security sold short generally reduces the market value of the shorted security and thus, increases a Fund's unrealized gain or reduces a Fund's unrealized loss on its short sale transaction. To the extent that the interest rate and/or dividend that a Fund is obligated to pay is greater than the interest earned by the Fund on investments, the performance of the Fund will be negatively impacted. These types of short sales expenses are sometimes referred to as the "negative cost of carry," and will tend to cause a Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale.

                                                                   PROSPECTUS 19

SMALL AND MEDIUM ISSUER RISK (ALL FUNDS) - Small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon relatively small management groups. These securities may trade over-the-counter or listed on an exchange and may or may not pay dividends.

PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI.

20

INVESTING WITH RYDEX:
--------------------------------------------------------------------------------
SHAREHOLDER INFORMATION

A-Class and C-Class Shares are offered exclusively through authorized securities brokers and other financial intermediaries.

OPENING YOUR ACCOUNT

You will need to open a Rydex shareholder account to make share transactions -buy, sell or exchange shares of the Funds. You can request an account application by calling Rydex shareholder services at 800.820.0888 or
301.296.5406 or simply download an application from the Rydex web site - www.rydexinvestments.com. For more information on opening an account, call Rydex shareholder services at 800.820.0888 or 301.296.5406 or visit www.rydexinvestments.com.

The type of application you will need depends on the type of account you want to open. For example, if you are opening a retirement account, such as an IRA, you will need a different application than you would if you were opening a regular account. When you call Rydex to request an account application, be sure to let the shareholder services representative know what type of account you want to open to ensure that you receive the correct application.

If you open your account through a broker or other financial intermediary, your financial intermediary will ordinarily assist you in completing the necessary application to open your account with Rydex.

--------------------------------------------------------------------------------
MINIMUM AMOUNTS

The minimum initial investment amount and minimum account balance for A-Class Shares or C-Class Shares are:

o $1,000 for retirement accounts

o $2,500 for all other accounts

There are no minimum amounts for subsequent investments in the Funds. Rydex reserves the right to modify its minimum account requirements at any time, with or without prior notice to you. Purchases of C-Class Shares of a Fund requested in an amount of $1,000,000 or more will be automatically made in A-Class Shares of the Fund.
--------------------------------------------------------------------------------

TIPS TO SUCCESSFULLY COMPLETE YOUR ACCOUNT APPLICATION

o You must provide each account holder's social security number or tax ID number and date of birth on the application to avoid a delay in processing.

o Attach the title page and signature page of trust documents when establishing a trust account.

o When establishing an account for your corporation, partnership or self directed retirement plan, please indicate the correct account type to ensure proper tax reporting, and provide a copy of one of the following documents: registered articles of corporation, government-issued business license, partnership papers, plan documents or other official documentation that verifies the entity and lists the authorized individuals. Failure to provide this documentation may result in a delay in processing your application.

                                                                   PROSPECTUS 21

o You must provide a street address (Rydex does not accept P.O. Box only addresses). If any joint owner has a different address than the account registration, please indicate what it is on the application.

o BE SURE TO SIGN THE APPLICATION.

TRANSACTION INFORMATION
--------------------------------------------------------------------------------
This section provides important information about the procedures that you must follow when you buy, sell or exchange shares of the Funds. You may submit transaction orders to buy, sell or exchange Fund shares on any day that the NYSE is open for business (a "Business Day"). All shareholder transaction orders are processed at the NAV next determined after your transaction order is received with all of the necessary information, sometimes referred to as "good order," by the Funds' transfer agent, distributor, or authorized dealer. All shareholder transaction requests must be received in good order by the Funds' transfer agent, distributor, or authorized dealer prior to the close of normal trading on the NYSE, normally, 4:00 p.m., Eastern Time, in order to be processed at that Business Day's NAV.

--------------------------------------------------------------------------------
    TRANSACTION ORDER METHOD                                       CUT-OFF TIME
--------------------------------------------------------------------------------
By Mail                                                            Market Close
--------------------------------------------------------------------------------
By Phone                                                           Market Close
--------------------------------------------------------------------------------
By Internet                                                        Market Close
--------------------------------------------------------------------------------
By Financial Intermediary                                          Market Close*
--------------------------------------------------------------------------------

* EACH FINANCIAL INTERMEDIARY MAY HAVE ITS OWN RULES ABOUT SHARE TRANSACTIONS, AND MAY HAVE DIFFERENT CUT-OFF TIMES FOR PROCESSING YOUR TRANSACTION ORDER.

--------------------------------------------------------------------------------
CALCULATING NAV

The price at which you buy, sell and exchange shares is the net asset value per share, which is also known as NAV.

Each Fund calculates its NAV by:

o Taking the current market value of its total assets

o Subtracting any liabilities

o Dividing that amount by the total number of shares owned by shareholders

The Funds calculate NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). If the exchange or market where a Fund's securities or other investments are primarily traded closes early - such as on days in advance of holidays generally observed by participants in these markets - the Fund may calculate NAV as of the earlier closing time in accordance with the policies set forth in the Fund's SAI. These dates are listed in the SAI.

In calculating NAV, each Fund generally values its investment portfolio based on the market price of the securities as of the time the Fund determines NAV. If market prices are unavailable or the Fund thinks that they are unreliable, the Fund prices those securities at fair value as determined in good faith using methods approved by the Board of Trustees. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the
--------------------------------------------------------------------------------

22

--------------------------------------------------------------------------------
day and did not resume prior to a Fund's NAV calculation. The Funds may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes, but prior to the time as of which the Funds calculate NAV.

The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.
--------------------------------------------------------------------------------

TRANSACTIONS THROUGH YOUR FINANCIAL INTERMEDIARY

You will ordinarily submit your transaction orders through your financial intermediary or other securities dealer through which you opened your shareholder account. Your intermediary is responsible for ensuring that your transaction order is in good order and promptly transmitting your order to the Funds. Transaction orders received in good order by your intermediary or securities dealer will be processed at the Fund's next determined NAV. Intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each intermediary also may have its own rules about share transactions, limits on the number of share transactions you are permitted to make in a given time period, and may have different cut-off times for processing your transaction order. For more information about your financial intermediary's rules and procedures, you should contact your intermediary directly.

SALES CHARGES
--------------------------------------------------------------------------------
A-CLASS SHARES

A-Class Shares are sold at NAV, plus the applicable front-end sales charge. The sales charge is used to pay your financial intermediary a sales commission up to a total of 4.75% of the purchase price of your investment in connection with your initial purchase. However, in some cases, described below, your purchase may not be subject to an initial sales charge, and the offering price will be the net asset value. In other cases, you may be eligible for a reduced sales charge. The sales charge varies depending on the amount of your purchase. The current sales charge rates are as follows:

--------------------------------------------------------------------------------
                                      SALES CHARGE AS %     SALES CHARGE AS % OF
     AMOUNT OF INVESTMENT             OF OFFERING PRICE     NET AMOUNT INVESTED
--------------------------------------------------------------------------------
Less than $100,000                          4.75%                   4.99%
$100,000 but less than $250,000             3.75%                   3.90%
$250,000 but less than $500,000             2.75%                   2.83%
$500,000 but less than $1,000,000           1.60%                   1.63%
$1,000,000 or greater                         *                       *

* FOR INVESTMENTS OF $1 MILLION OR MORE, A-CLASS SHARES ARE SOLD AT NAV, WITHOUT ANY UP-FRONT SALES CHARGE. HOWEVER, IF YOU SELL YOUR SHARES WITHIN 18 MONTHS OF PURCHASE, YOU WILL NORMALLY HAVE TO PAY A 1.00% CONTINGENT DEFERRED SALES CHARGE ("CDSC") BASED ON YOUR INITIAL PURCHASE PRICE OR CURRENT MARKET VALUE, WHICHEVER IS LOWER. THE CDSC IS USED TO REIMBURSE THE DISTRIBUTOR FOR PAYING YOUR FINANCIAL INTERMEDIARY A SALES COMMISSION UP TO A TOTAL OF 1.00% OF THE PURCHASE PRICE OF YOUR INVESTMENT IN CONNECTION WITH YOUR INITIAL PURCHASE. FOR MORE INFORMATION ABOUT WHETHER YOUR FINANCIAL INTERMEDIARY HAS ENTERED INTO SUCH AN ARRANGEMENT, CONTACT YOUR INTERMEDIARY DIRECTLY.

                                                                   PROSPECTUS 23

HOW TO REDUCE YOUR SALES CHARGE

You may be eligible to purchase A-Class Shares for reduced sales charges. To qualify for these reductions, you or your financial intermediary must provide sufficient information, IN WRITING AND AT THE TIME OF PURCHASE, to verify that your purchase qualifies for such treatment. For additional information, including information on aggregating purchases among related accounts to receive reduced sales charges, see the SAI. Consistent with the policies described in this Prospectus, you and your "immediate family" (your spouse and your children under the age of 21) may combine your Fund holdings to reduce your sales charge. New purchases of A-Class Shares of the U.S. Government Money Market Fund (the "Rydex Money Market Fund"), which is offered in a separate prospectus, and existing holdings of A-Class Shares of the Rydex Money Market Fund that have not previously been subject to a sales charge will not be counted for purposes of reducing your sales charge on purchases of A-Class Shares of the Funds, as discussed below.

      o     RIGHTS OF ACCUMULATION. To qualify for the lower sales charge rates that apply to larger purchases of A-Class Shares, you may combine your new purchases of A-Class Shares with the shares of any other A-Class Shares or C-Class Shares (offered in a separate prospectus) of Rydex Funds that you already own. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other A-Class and C-Class Shares that you own. Additionally, you may combine simultaneous purchases of A-Class Shares of one Fund with A-Class Shares of any other Fund to reduce the sales charge rate that applies to purchases of each Fund's A-Class Shares. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares. As discussed above, A-Class Shares of the Rydex Money Market Fund that have not been subject to a sales charge will not be counted for purposes of reducing your sales charge.

      o LETTERS OF INTENT. Under a Letter of Intent ("LOI"), you commit to purchase a specified dollar amount of A-Class Shares of Rydex Funds during a 13-month period. At your written request, A-Class Share purchases made during the previous 90 days may be included. The amount you agree to purchase determines the initial sales charge you pay. If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested. You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI. The LOI does, however, authorize the Funds to hold in escrow 4% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Funds' transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased). As discussed above, A-Class Shares of the Rydex Money Market Fund that have

24

            not been subject to a sales charge will not be counted for purposes of reducing your sales charge.

      o REPURCHASE OF A-CLASS SHARES. If you have redeemed A-Class Shares of any Fund within the past 365 days, you may repurchase an equivalent amount of A-Class Shares of any Fund at NAV, without the normal front-end sales charge. In effect, this allows you to reacquire shares that you may have had to redeem, without re-paying the front-end sales charge. You may exercise this privilege only once and must notify the Fund that you intend to do so in writing. The Fund must receive your purchase order within 365 days of your redemption. Note that if you reacquire shares through separate installments (e.g., through monthly or quarterly repurchases), the sales charge waiver will only apply to those portions of your repurchase order received within 365 days of your redemption.

SALES CHARGE WAIVERS

The sales charge on purchases of A-Class Shares is waived for certain types of investors, including:

      o Directors and officers of any fund sponsored by the Advisor or any of its subsidiaries and their immediate families (e.g., spouse, children, mother or father).

      o Employees of the Advisor and their immediate families, or any full-time employee or registered representative of the Distributor or of broker-dealers having dealer agreements with the Distributor (a "Selling Broker") and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

      o Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the Funds' shares and their immediate families.

      o Participants in certain "wrap-fee" or asset allocation programs or other fee based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the Distributor.

      o Any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the Distributor.

      o Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.

SALES CHARGE EXCEPTIONS

You will not pay initial sales charges on the following:

      o purchases of A-Class Shares of the Money Market Fund, which are offered in a separate prospectus.

      o     A-Class Shares purchased by reinvesting dividends and distributions.

      o when exchanging A-Class Shares of one Fund for A-Class Shares of another Fund, unless you are exchanging A-Class Shares of the Rydex Money Market Fund that have not previously been subject to a sales charge.

                                                                   PROSPECTUS 25

SALES CHARGES
--------------------------------------------------------------------------------
C-CLASS SHARES

C-Class Shares are sold at NAV, without any up-front sales charge, so that the full amount of your purchase is invested in the Funds. However, if you sell your shares within 12 months of purchase, you will normally have to pay a 1.00% contingent deferred sales charge ("CDSC") based on your initial purchase price or current market value, whichever is lower. The CDSC is used to reimburse the Distributor for paying your financial intermediary a sales commission up to a total of 1.00% of the purchase price of your investment in connection with your initial purchase. If your intermediary has entered into arrangements with the Distributor to forego receipt of that initial 1.00% sales commission, the Funds will waive any otherwise applicable CDSC when you redeem your C-Class Shares. For more information about whether your broker-dealer has entered into such an arrangement, contact your intermediary directly.

WAIVER OF CDSC

The CDSC will be waived for the redemption of C-Class Shares:

      o purchased through a financial intermediary that has entered into arrangements with the Distributor to forego transaction-based compensation in connection with the initial purchase;

      o     purchased by reinvesting dividends;

      o     following the death or disability of a shareholder; and

      o that, in the aggregate, do not exceed 10% of the current market value the Shares.

The policy of waiving the CDSC for certain redemptions may be modified or discontinued, with respect to new shareholders, at any time.

BUYING FUND SHARES
--------------------------------------------------------------------------------
The Funds offer their shares continuously and investors may submit purchase orders to buy shares on any Business Day. However, Rydex reserves the right to reject or refuse, in whole or in part, any purchase order for Fund shares. Purchase orders, like any other share transaction, will be processed at the NAV next determined after your purchase order is received in good order.

PURCHASE PROCEDURES

The Funds offer you the option to submit purchase orders through your financial intermediary or send purchase orders by mail, fax or internet and send purchase proceeds by check, wire transfer or Automated Clearning House ("ACH"). The Funds do not accept cash or cash equivalents, such as travelers' checks, money orders, bearer bonds, government checks, third-party checks or credit card convenience checks. Cashiers checks, bank checks, official checks and treasurers' checks under $10,000 are also not accepted. You may buy shares and send your purchase proceeds by any of the methods described below:

26

--------------------------------------------------------------------------------
                        INITIAL PURCHASE               SUBSEQUENT PURCHASES
                 ---------------------------------------------------------------
                 Complete the account               Complete the Rydex
                 application that corresponds       investment slip included
                 to the type of account you         with your quarterly
                 are opening.                       statement or send written
                                                    purchase instructions that
                 o MAKE SURE TO DESIGNATE           include:
                 WHICH RYDEX FUND(S) YOU
BY MAIL          WANT TO PURCHASE.                  o YOUR NAME

IRA AND          o MAKE SURE YOUR                   o YOUR SHAREHOLDER ACCOUNT
OTHER            INVESTMENT MEETS THE               NUMBER
RETIREMENT       ACCOUNT MINIMUM.
ACCOUNTS                                            o WHICH RYDEX FUND(S) YOU
REQUIRE                                             WANT TO PURCHASE.
ADDITIONAL       ---------------------------------------------------------------
PAPERWORK.                Make your check payable to RYDEX INVESTMENTS.
                 ---------------------------------------------------------------
CALL RYDEX            Your check must be drawn on a U.S. bank and payable in
SHAREHOLDER                               U.S. Dollars.
SERVICES TO      ---------------------------------------------------------------
REQUEST A               Include the name of the Rydex Fund(s) you want to
RETIREMENT                           purchase on your check.
ACCOUNT               IF YOU DO NOT SPECIFY WHICH RYDEX FUND(S) YOU WANT TO
INVESTOR             PURCHASE, YOUR INVESTMENT WILL BE CREDITED TO THE RYDEX
APPLICATION            U.S. GOVERNMENT MONEY MARKET FUND, WHICH IS OFFERED
KIT.                                IN A SEPARATE PROSPECTUS.
                 ---------------------------------------------------------------
                    Mail your application and       Mail your written purchase
                            check to:               instructions and check to:
                 ---------------------------------------------------------------
                 MAILING ADDRESS:
                 Rydex Investments
                 Attn: Ops. Dept.
                 9601 Blackwell Road, Suite 500
                 Rockville, MD 20850
--------------------------------------------------------------------------------

                                                                   PROSPECTUS 27


--------------------------------------------------------------------------------
                      INITIAL PURCHASE                  SUBSEQUENT PURCHASES
                 ---------------------------------------------------------------
                 Obtain an account number           Be sure to designate in your
                 by completing the account         wire instructions which Rydex
                 application that corresponds Fund(s) you want to purchase. to the type of account you are opening. Then, fax or mail it to Rydex.

                 o MAKE SURE TO DESIGNATE
                 WHICH RYDEX FUND(S) YOU
                 WANT TO PURCHASE.

                 o MAKE SURE YOUR INVESTMENT
                 MEETS THE ACCOUNT MINIMUM.
                 ---------------------------------------------------------------
BY WIRE          To obtain "same-day credit" (to get that Business Day's NAV)
                 for your purchase order, YOU MUST CALL RYDEX SHAREHOLDER
RYDEX FAX        SERVICES AND PROVIDE THE FOLLOWING INFORMATION PRIOR TO THE
NUMBER:          TRANSACTION CUT-OFF TIME FOR THE RYDEX FUND(S) YOU ARE
301.296.5103     PURCHASING:

RYDEX            o Account Number
SHAREHOLDER
SERVICES         o Fund Name
PHONE
NUMBER:          o Amount of Wire
800.820.0888
OR               o Fed Wire Reference Number (upon request)
301.296.5406
                 You will receive a confirmation number to verify that your purchase order has been accepted.

                 IF YOU DO NOT NOTIFY RYDEX SHAREHOLDER SERVICES OF THE
                 INCOMING WIRE, YOUR PURCHASE ORDER WILL NOT BE PROCESSED
                 UNTIL THE NEXT BUSINESS DAY.
                 ---------------------------------------------------------------
                 WIRE INSTRUCTIONS:
                 U.S. Bank
                 Cincinnati, OH
                 Routing Number: 0420-00013
                 For Account of: Rydex Investments
                 Account Number: 48038-9030
                 [Your Name]
                 [Your shareholder account number]

                 IF YOU DO NOT SPECIFY WHICH RYDEX FUND(S) YOU WANT TO PURCHASE, YOUR INVESTMENT WILL BE CREDITED TO THE RYDEX U.S. GOVERNMENT MONEY MARKET FUND, WHICH IS OFFERED IN A SEPARATE PROSPECTUS.

--------------------------------------------------------------------------------
BY INTERNET         Follow the directions on the Rydex web site -
(ACH)                         www.rydexinvestments.com
--------------------------------------------------------------------------------

28

CANCELLED PURCHASE ORDERS

Rydex will ordinarily cancel your purchase order under the following circumstances:

      o     if your bank does not honor your check for any reason

      o     if the transfer agent does not receive your wire transfer

      o     if the transfer agent does not receive your ACH transfer

      o     if your bank does not honor your ACH transfer

IF YOUR PURCHASE ORDER IS CANCELLED FOR ANY OF THESE REASONS, YOU WILL NOT BE ENTITLED TO BENEFIT FROM ANY INCREASE IN NAV THAT THE FUND(S) MAY HAVE EXPERIENCED FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION. IN ADDITION, IF THE FUND(S) NAV DECREASES IN VALUE FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION, THE FUND(S) WILL HOLD YOU LIABLE FOR ANY LOSSES THAT IT INCURS AS A RESULT OF YOUR CANCELLED ORDER.

SELLING FUND SHARES
--------------------------------------------------------------------------------
The Funds redeem their shares continuously and you may sell all or any portion of your shares back to the Funds on any Business Day. Redemption orders, like any other share transaction, will be processed at the NAV next determined after your redemption order is received in good order by the transfer agent.

The Funds may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC. The Funds reserve the right to pay part of your redemption proceeds in liquid securities with a market value equal to the redemption price.

REDEMPTION PROCEDURES

You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account. The Funds offer you the option to send redemption orders by:

--------------------------------------------------------------------------------
                     Rydex Investments
   MAIL              Attn: Ops. Dept.
                     9601 Blackwell Road, Suite 500
                     Rockville, MD 20850
--------------------------------------------------------------------------------
                     301.296.5103
   FAX               If you send your redemption order by fax, you should call
                     Rydex shareholder services at 800.820.0888 or
                     301.296.5406 to verify that your fax was received.
--------------------------------------------------------------------------------
TELEPHONE            800.820.0888 or 301.296.5406
--------------------------------------------------------------------------------

                                                                   PROSPECTUS 29

Whether you transmit your redemption order by mail, fax or telephone, you must include the following information in your redemption order:

      o     your name

      o     your shareholder account number

      o     Fund name(s)

      o     dollar amount or number of shares you would like to sell

      o whether you want your sale proceeds sent to you by check, wire or ACH

      o signature of account owner(s) (not required for telephone redemptions)

You may only place a redemption order if you are the registered owner of the account or the registered owner has given you written authorization to make redemptions from the account. You will receive a confirmation number for your redemption. Please retain it for your records.

DISTRIBUTIONS FROM QUALIFIED RETIREMENT ACCOUNTS

Distributions from your tax-qualified plan or individual retirement account
(IRA) may have adverse tax consequences to you. You should consult your tax adviser before redeeming shares and making distributions from your tax-qualified plan or (IRA) account. All requests for distributions of redemption proceeds from tax-qualified plan and IRA accounts must be in writing. All distributions from tax-qualified plans and IRAs are subject to tax withholding rules. You will receive more information about tax withholding in the distribution materials you receive from your tax-qualified plan or IRA.

RECEIVING YOUR REDEMPTION PROCEEDS

Your redemption proceeds normally will be sent within seven days of the transfer agent receiving your request. For redemption orders that settle on federal bank holidays, your redemption proceeds will be wired on the next Business Day following the holiday. FOR INVESTMENTS MADE BY CHECK OR ACH (NOT WIRE PURCHASES), PAYMENT OF REDEMPTION PROCEEDS MAY BE DELAYED UNTIL THE TRANSFER AGENT IS REASONABLY SATISFIED THAT YOUR CHECK HAS CLEARED. IT MAY TAKE UP TO 15 DAYS FOR YOUR CHECK TO CLEAR.

All redemptions will be mailed to your address of record, sent electronically via ACH or wired to your bank account of record. You may request overnight mail service for an additional fee. If you request payment of redemption proceeds to a third party or to a location other than your address of record or bank account of record, your redemption request must be IN WRITING AND MUST INCLUDE A SIGNATURE GUARANTEE.

--------------------------------------------------------------------------------
SIGNATURE GUARANTEES

Signature guarantees help protect you and your account against fraud. You can obtain a signature guarantee at most banks and financial intermediaries. A notary public cannot provide a signature guarantee. You may not use fax to transmit a signature guarantee to the Funds.
--------------------------------------------------------------------------------

30

REDEMPTION FEES

In an effort to discourage short-term trading and defray costs incurred by the Funds and their long-term shareholders as a result, the Funds assess a 1.00% redemption fee on redemptions of shares that have been held for less than thirty
(30) days. The fee is deducted from the sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the appropriate Fund. The fee does not apply to shares purchased with reinvested dividends or distributions. In determining how long shares of a Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first. The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. The Funds request that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to the Funds. However, the Funds recognize that due to operational and systems limitations, intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Funds'. Therefore, to the extent that financial intermediaries are unable to collect the redemption fee, the Funds may not be able to defray the expenses associated with short-term trades made by that financial intermediary's customers.

The Funds reserve the right to waive the redemption fee in their discretion where a Fund believes such waiver is in the best interests of the Fund, including certain categories of redemptions that the Fund reasonably believes may not raise frequent trading or market timing concerns or where the financial intermediary's processing systems are unable to properly apply the redemption fee. These categories currently include: (i) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) systematic redemptions; (v) retirement loans and withdrawals; and (vi) redemptions in accounts participating in certain approved asset allocation programs.

                                                                   PROSPECTUS 31

EXCHANGING FUND SHARES
--------------------------------------------------------------------------------

An exchange is when you sell shares of one Fund and use the proceeds from that sale to purchase shares of another Fund. Investors may make exchanges on any Business Day of A-Class Shares or C-Class Shares of any Fund for A-Class Shares or C-Class Shares of any other Fund, on the basis of the respective net asset values of the shares involved. Exchange requests, like any other share transaction, will be processed at the NAV next determined after your exchange order is received in good order. Exchanges involving other Rydex Funds not included in this Prospectus may be subject to transaction cut-off times. All exchange requests must be received by a Fund's transfer agent prior to the cut-off time of the Fund you are exchanging out of or the Fund you are exchanging into, whichever is earlier, to be processed at that Business Day's NAV. See "Exchanges with other Rydex Funds" below for additional information. The exchange privilege may be modified or discontinued at any time.

EXCHANGE PROCEDURES

The Funds offer you the option to send exchange requests by:

--------------------------------------------------------------------------------
                   Rydex Investments
   MAIL            Attn: Ops. Dept.
                   9601 Blackwell Road, Suite 500
                   Rockville, MD 20850
--------------------------------------------------------------------------------
                   301.296.5103
   FAX             If you send your exchange request by fax, you should call
                   Rydex shareholder services at 800.820.0888 to verify that
                   your fax was received.
--------------------------------------------------------------------------------
TELEPHONE          800.820.0888 OR 301.296.5406
--------------------------------------------------------------------------------
 INTERNET          Follow the directions on the Rydex web site -
                   www.rydexinvestments.com.
--------------------------------------------------------------------------------

Whether you transmit your exchange request by mail, fax, telephone or internet, you must include the following information in your exchange request:

o your name

o your shareholder account number

o Fund name(s) you are exchanging out of (selling) and Fund name(s) you are exchanging in to (buying)

o dollar amount, number of shares or percentage of Fund position involved in the exchange

o signature of account owner(s) (not required for telephone or internet exchanges)

You may only place exchange orders if you are the registered owner of the account or the registered owner has given you written authorization to trade the account. You will receive a confirmation number for your exchange. Please retain it for your records.

32

EXCHANGES WITH OTHER RYDEX FUNDS

Investors may make exchanges on any Business Day of A-Class or C-Class Shares of any Fund for A-Class or C-Class Shares of any Rydex Fund not offered in this Prospectus. The Rydex Funds are separate mutual funds offered through separate prospectuses. While most Rydex Funds offer unlimited exchange privileges with no minimum holding periods or transaction fees, the Funds do not allow unlimited trading. If you are contemplating an exchange for shares of any Rydex Fund not described in this Prospectus, you should obtain and review that fund's current prospectus before making the exchange. You can obtain a prospectus for any Rydex Fund not described in this Prospectus by calling 800.820.0888 or 301.296.5406 or visiting the Rydex web site at www.rydexinvestments.com.

RYDEX ACCOUNT POLICIES
--------------------------------------------------------------------------------

SHAREHOLDER IDENTIFICATION AND VERIFICATION

Federal regulations may require the Funds to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open corporate accounts or other entity. The Funds may use this information to attempt to verify your identity. The Funds may not be able to establish an account if the necessary information is not received. The Funds may also place limits on account transactions while they are in the process of attempting to verify your identity. Additionally, if the Funds are unable to verify your identity after your account is established, the Funds may be required to redeem your shares and close your account.

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

CHANGES TO YOUR ACCOUNT

For information on what is required to make changes and/or additions to your account, please visit the Rydex web site at www.rydexinvestments.com or call
800.820.0888 or 301.296.5406. If you own shares that are registered in your intermediary's name, and you want to transfer the registration to another intermediary or want the shares registered in your name, then you should contact your intermediary for instructions on how to make this change.

                                                                   PROSPECTUS 33

TRANSACTIONS OVER TELEPHONE OR INTERNET

Internet and telephone transactions are extremely convenient, but are not risk free. To ensure that your internet and telephone transactions are safe, secure, and as risk-free as possible, the Rydex Funds have instituted certain safeguards and procedures for determining the identity of web site users (including the use of secure passwords and 128-bit encryption technology) and telephone callers and authenticity of instructions. As a result, neither the Funds nor their transfer agent will be responsible for any loss, liability, cost, or expense for following internet, telephone or wire instructions they reasonably believe to be genuine. If you or your intermediaries make exchange requests by telephone or internet, you will generally bear the risk of any loss. Neither the Funds, nor their transfer agent, are responsible for internet transactions that are not received.

During periods of unusually high market activity or other times, it may be difficult to reach Rydex by telephone or access our internet site. Rydex and its affiliates will not be liable for any losses resulting from a cause over which Rydex or its affiliates does not have direct control, including but not limited to the failure of electronic or mechanical equipment or communication lines, telephone or other interconnect problems (e.g. if you are unable to access your online service provider), input errors on the internet, severe weather, earthquakes, floods and strikes or other labor problems. If you are not able to reach Rydex by your regular medium, consider sending written instructions.

STATEMENTS & CONFIRMATIONS

You will receive statements and trade confirmations of your investment transactions. You may elect to suppress trade confirmations by requesting this option in writing or via the internet. You may choose to receive your confirmations and/or statements either by mail or electronically.

EDELIVERY SERVICES

eDelivery offers shareholders the convenience of receiving all communications (such as trade confirmations, statements, prospectuses and shareholder reports, etc.) from the Funds through the web via email notification. For more information on eDelivery, please visit the Rydex web site at www.rydexinvestments.com. The Funds reserve the right to discontinue your eDelivery service if two (2) or more e-mail notices are returned as undeliverable.

SERVICE AND OTHER FEES

Rydex may charge the following administrative fees for services associated with the following:

      o     $15 for wire transfers of redemption proceeds under $5,000

      o     $50 on purchase checks returned for insufficient funds

      o $25 to stop payment of a redemption check within 10 Business Days of the settlement date

      o $15 for standard overnight packages (fee may be higher for special delivery options)

      o     $25 for bounced draft checks or ACH transactions

34

Rydex reserves the right to change any of these fees or add additional service fees at any time.

RETIREMENT ACCOUNT FEES

Certain retirement plans such as IRA, Roth IRA and 403(b) accounts, are charged an annual $15 maintenance fee. Upon liquidating your retirement account, a $15 account-closing fee will be taken from the proceeds of your redemption.

ACTIVE INVESTORS AND MARKET TIMING

Unlike most other Rydex Funds, the Funds are not suitable for purchase by active investors. The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of a Fund may present risks to the Fund's long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Funds' investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Funds to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. Consequently, the Board of Trustees has adopted policies and procedures designed to prevent frequent purchases and redemptions of shares of the Funds.

Rydex will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds' policies and procedures described in this Prospectus and approved by the Funds' Board of Trustees. The Board of Trustees has approved a redemption fee of 1% of the total redemption amount to be imposed uniformly on all Fund shares redeemed within thirty (30) days of buying them (either by purchase or exchange) subject to the limitations discussed below. For purposes of applying the Funds' policies, Rydex may consider the trading history of accounts under common ownership or control. In addition, the Funds reserve the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if Rydex reasonably believes that the trading activity would be harmful or disruptive to the Funds.

Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Funds will occur, particularly with respect to trades placed by shareholders that invest in the Funds through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Funds' access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, the Funds cannot assure that their policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and as a result, frequent trading could adversely affect the Funds and their long-term shareholders as discussed above.

                                                                   PROSPECTUS 35

RIGHTS RESERVED BY THE FUNDS

The Funds reserve the right to close your account in cases of suspected fraudulent or illegal activity. This action may be taken when, in the sole discretion of Fund management, it is deemed to be in the best interest of the Funds or in cases where the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

DISTRIBUTION AND SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

A-CLASS SHARES

The Funds have adopted a Distribution Plan (the "Plan") applicable to A-Class Shares that allows the Funds to pay distribution fees to Rydex Distributors, Inc. (the "Distributor") and other firms that provide distribution services ("Service Providers"). The Funds will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Distributor generally will, in turn, pay the Service Provider out of its fees. Because the Funds pay these fees out of assets on an ongoing basis, over time these fees will increase the cost of your investment in the Funds and may cost you more than other types of sales charges.

C-CLASS SHARES

The Funds have adopted a Distribution and Shareholder Services Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the "C-Class Plan") applicable to C-Class Shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds' average daily net assets. The annual 0.75% distribution fee reimburses Rydex Distributors, Inc. (the "Distributor") for paying your intermediary an on-going sales commission. The annual 0.25% service fee compensates your intermediary for providing on-going services to you. The Distributor advances the first year's distribution and service fees, and retains the distribution and service fees on accounts with no authorized intermediary of record. Because the Funds pay these fees out of assets on an on-going basis, over time these fees will increase the cost of your investment in the Funds and may cost you more than other types of sales charges.

COMPENSATION TO DEALERS

Rydex Investments, at its expense, may provide compensation to financial intermediaries for the sale of Fund shares. These payments may be made, at the discretion of Rydex Investments, to certain dealers who have sold shares of the Rydex Funds. The level of payments made to dealers will generally vary, but may be significant. These payments may provide an incentive for dealers to sell shares of the Rydex Funds and promote the retention of their customer's assets in the Funds. Any payments described above will not change the price paid by investors for the purchase of the applicable Rydex Fund's shares or the amount that any particular Rydex Fund will receive as proceeds from such sales. Rydex Investments determines the extent of such payments in its sole discretion in response to requests from dealer firms, based on factors it deems relevant, such as the dealer's sales, assets, share

36

class utilized and the quality of the dealer's relationship with Rydex Investments. Rydex Investments periodically determines the advisability of continuing these payments. Rydex Investments may also pay expenses associated with meetings that facilitate educating financial advisers and shareholders about the Rydex Funds that are conducted by dealers.

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

TIMING OF PAYMENTS

Income dividends, if any, are paid at least annually by each of the Funds. If you own Fund shares on a Fund's record date, you will be entitled to receive the dividend. The Funds may declare and pay dividends on the same date. The Funds make distributions of capital gains, if any, at least annually. The Funds, however, may declare a special capital gains distribution if the Board of Trustees believes that such a distribution would be in the best interest of the shareholders of a Fund.

DIVIDEND PAYMENT OPTIONS

Dividends and distributions will be paid in the form of additional Fund shares unless you have elected to receive payment in cash. If you did not elect to receive cash payments of dividends and distributions on your application, you must notify the Funds in writing to change your election prior to the date of the next distribution. Your election will become effective for dividends paid after the Funds receive your written notice. To cancel your election, simply send written notice to the Funds. Dividends and distributions with values of $10 or less may be automatically reinvested.

TAX INFORMATION
--------------------------------------------------------------------------------
The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. More information about taxes is located in the SAI. You are urged to consult your tax adviser regarding specific questions as to federal, state and local income taxes.

TAX STATUS OF EACH FUND

Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded regulated investment companies. As long as a Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

TAX STATUS OF DISTRIBUTIONS

o Each Fund will, at least annually, distribute substantially all of its net investment income and net capital gains income.

o The income dividends and short-term capital gains distributions you receive from the Funds will be taxed as either ordinary income or qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum

                                                                   PROSPECTUS 37

rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income.

o Any long-term capital gains distributions you receive from a Fund are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are currently taxed at a maximum rate of 15%.

o Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

o Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

o Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by a Fund from U.S. corporations, subject to certain limitations.

o Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by a Fund for more than one year.

o Distributions paid in January but declared by a Fund in October, November or December of the previous year may be taxable to you in the previous year.

o A Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year.

TAX STATUS OF SHARE TRANSACTIONS

Each sale, exchange, or redemption of Fund shares may be a taxable event to you. For tax purposes, an exchange of Fund shares for shares of a different Rydex Fund is treated the same as a sale. You should consider the tax consequences of any redemption or exchange before making such a request, especially with respect to redemptions if you invest in the Funds through a tax-qualified retirement plan.

STATE TAX CONSIDERATIONS

A Fund is not liable for any income or franchise tax in Delaware as long as it qualifies as a regulated investment company for federal income tax purposes. In addition to federal taxes, distributions by the Funds and ownership of Fund shares may be subject to state and local taxes. You should consult your tax adviser regarding how state and local tax laws affect your investment in Fund shares.

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISOR

Rydex Investments (the "Advisor"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, serves as investment adviser and manager of the Funds. The Advisor has served as the investment adviser of the Rydex Series Funds since its inception in 1993, and also serves as sub-adviser to several other mutual funds.

The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. The Board of Trustees of the Trust supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Under investment advisory

38

agreements between the Trust and the Advisor, the Funds will pay the Advisor a fee at an annualized rate based on the average daily net assets for each Fund, as set forth below:

FUND                                                                ADVISORY FEE
--------------------------------------------------------------------------------
Absolute Return Strategies Fund ...............................         1.15%
Hedged Equity Fund ............................................         1.15%

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board of Trustees who are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

As part of its agreement with the Trust, the Advisor will pay all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with execution of portfolio transactions, short dividend expenses, and extraordinary expenses.

PORTFOLIO MANAGEMENT

Each Fund is managed by a team of investment professionals. The following portfolio managers are jointly and primarily responsible for the day-to-day management of the Funds. Each of the following portfolio managers is a member of Rydex's Investment Leadership Team and together they share final portfolio management decision-making authority.

MICHAEL P. BYRUM, CFA, has been associated with Rydex Investments since the Advisor was founded in 1993. Mr. Byrum was named the President of Rydex Investments in 2004 and has served as Chief Investment Officer of Rydex Investments since 2000. During this time, he has played a key role in the development of the firm's investment strategies and product offerings. As Senior Portfolio Manager, Mr. Byrum was instrumental in the launch of the OTC, Precious Metals, U.S. Government Bond, Ursa and Arktos Funds, and helped to create the Rydex Sector Funds. He was named Vice President of Portfolio for Rydex Investments in 1998, and Executive Vice President in 2000. Prior to joining Rydex, Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio. Mr. Byrum has co-managed the Funds since their inception.

JAMES R. KING, CFA, joined Rydex in 1996 and was promoted to assistant portfolio manager in 1997. In 1998, he became a portfolio manager and was promoted in 2001 to senior portfolio manager and currently serves as director of portfolio management. Mr. King has served as an interim director of equity trading and investment operations. Currently, Mr. King's team manages all of the Rydex leveraged and inverse funds, as well as Rydex Sector Rotation Fund. Mr. King is a member of Rydex's Investment Leadership Team, which determines investment policy for all Rydex Funds. Prior to joining Rydex, he worked as a registered representative at DMG Securities. He holds a degree in finance from the University of Maryland. Mr. King has co-managed the Funds since their inception.

                                                                   PROSPECTUS 39

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS' COMPENSATION, OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS, AND THE PORTFOLIO MANAGERS' OWNERSHIP OF SECURITIES IN THE FUNDS IS AVAILABLE IN THE SAI.

ADDITIONAL INFORMATION ABOUT THE FUNDS IS INCLUDED IN THE TRUST'S SAI DATED SEPTEMBER 1, 2005, WHICH CONTAINS MORE DETAILED INFORMATION ABOUT THE FUNDS. THE SAI HAS BEEN FILED WITH THE SEC AND IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS AND, THEREFORE, LEGALLY FORMS A PART OF THIS PROSPECTUS. THE SEC MAINTAINS THE EDGAR DATABASE ON ITS WEB SITE ("HTTP://WWW.SEC.GOV") THAT CONTAINS EACH SAI, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SEC. YOU MAY ALSO REVIEW AND COPY DOCUMENTS AT THE SEC PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. (FOR INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM, CALL 202.942.8090). YOU MAY REQUEST DOCUMENTS BY MAIL FROM THE SEC, UPON PAYMENT OF A DUPLICATION FEE, BY WRITING TO: SECURITIES AND EXCHANGE COMMISSION, PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102. YOU MAY ALSO OBTAIN THIS INFORMATION UPON PAYMENT OF A DUPLICATION FEE, BY EMAILING THE SEC AT THE FOLLOWING ADDRESS:
PUBLICINFO@SEC.GOV.

YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS, WITHOUT CHARGE BY CALLING 800.820.0888 OR 301.296.5100, VISITING THE RYDEX WEB SITE AT WWW.RYDEXINVESTMENTS.COM, OR WRITING TO RYDEX SERIES FUNDS, AT 9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850. ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS IS AVAILABLE IN THE ANNUAL AND SEMI-ANNUAL REPORTS. ALSO, IN THE TRUST'S ANNUAL REPORT, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUNDS' PERFORMANCE DURING THEIR LAST FISCAL YEAR.

NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE TRUST'S SAI IN CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE TRUST OR RYDEX INVESTMENTS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS IN ANY JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.

THE TRUST'S SEC REGISTRATION NUMBER IS 811-07584.

--------------------------------------------------------------------------------

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

--------------------------------------------------------------------------------

THIS PAGE INTENTIONALLY LEFT BLANK.

--------------------------------------------------------------------------------

[LOGO] RYDEX INVESTMENTS
             Essential for modern markets(TM)

           9601 Blackwell Road o Suite 500 o Rockville, MD 20850
           800.820.0888 o www.rydexinvestments .com
           RBAC-1-0805 X0806

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                              RYDEX SERIES FUNDS
                                     H-CLASS SHARES PROSPECTUS SEPTEMBER 1, 2005
                                                 ABSOLUTE RETURN STRATEGIES FUND
                                                              HEDGED EQUITY FUND

                                                        [LOGO] RYDEX INVESTMENTS
                                                Essential for modern markets(TM)

The Securities and Exchange Commission has not approved or disapproved the Trust's shares or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------

RYDEX SERIES FUNDS OVERVIEW ...............................................    1
   ABSOLUTE RETURN STRATEGIES FUND ........................................    2
   HEDGED EQUITY FUND .....................................................    7
INVESTMENTS AND RISKS .....................................................   11
SHAREHOLDER INFORMATION ...................................................   17
TRANSACTION INFORMATION ...................................................   18
BUYING FUND SHARES ........................................................   19
SELLING FUND SHARES .......................................................   22
EXCHANGING FUND SHARES ....................................................   25
RYDEX ACCOUNT POLICIES ....................................................   26
DISTRIBUTION AND SHAREHOLDER SERVICES .....................................   29
DIVIDENDS AND DISTRIBUTIONS ...............................................   30
TAX INFORMATION ...........................................................   30
MANAGEMENT OF THE FUNDS ...................................................   32

                                                                    PROSPECTUS 1

                               RYDEX SERIES FUNDS
                                 H-CLASS SHARES

            9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850
             800.820.0888 o 301.296.5100 o WWW.RYDEXINVESTMENTS.COM

Rydex Series Funds (the "Trust") is a mutual fund complex offering professionally managed investment portfolios. This Prospectus describes the Absolute Return Strategies Fund and the Hedged Equity Fund (the "Funds").

H-Class Shares of the Funds are sold principally to clients of professional money managers ("financial intermediaries") and to investors who take part in certain strategic and tactical asset allocation investment programs. Investors may exchange shares of the Funds through the Rydex web site - www.rydexinvestments.com - and over the phone.

RISKS OF INVESTING IN THE FUNDS

The value of the Funds may fluctuate. In addition, Fund shares:

      o     MAY DECLINE IN VALUE, AND YOU MAY LOSE MONEY

      o     ARE NOT FEDERALLY INSURED

      o     ARE NOT GUARANTEED BY ANY GOVERNMENT AGENCY

      o     ARE NOT BANK DEPOSITS

      o     ARE NOT GUARANTEED TO ACHIEVE THEIR OBJECTIVES

2

ABSOLUTE RETURN STRATEGIES FUND
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Absolute Return Strategies Fund seeks to provide capital appreciation consistent with the return and risk characteristics of the hedge fund universe. The secondary objective is to achieve these returns with low correlation to and less volatility than equity indices.

PRINCIPAL INVESTMENT STRATEGY

The Absolute Return Strategies Fund employs a proprietary quantitative style analysis to drive an investment strategy designed to provide investment returns similar to the returns produced by well-established investment strategies widely employed by hedge funds.

The Fund pursues its investment objective by allocating capital to gain exposure to a combination of directional and non-directional positions including, but not limited to, those listed below. The Fund will predominately have a long exposure to directional and non-directional positions. There may be times that the Fund will have a short exposure to one or more of the directional and/or non-directional positions listed below.

--------------------------------------------------------------------------------
DIRECTIONAL POSITIONS                    NON-DIRECTIONAL POSITIONS
                                         (Market neutral investment strategies)

-------------------------------------------------------------------------------
o Equities       -- a portfolio          o Market Neutral   -- an equity
                 consisting of a           Value            portfolio consisting
                 basket of stocks or                        of value stocks and
                 index futures                              short positions in
                                                            non-value stocks

o Fixed Income   -- a portfolio          o Market Neutral   -- an equity
                 consisting of U.S.        Growth           portfolio consisting
                 Government                                 of growth stocks
                 securities or bond                         and short positions
                 futures                                    in non-growth
                                                            stocks

o Commodities    -- a portfolio          o Market Neutral   -- an equity
                 consisting of             Momentum         portfolio consisting
                 instruments with                           of stocks that
                 commodity                                  exhibit strong price
                 exposure                                   momentum and
                                                            short positions in
                                                            stocks that exhibit
                                                            weak price
                                                            momentum
--------------------------------------------------------------------------------

                                                                    PROSPECTUS 3

--------------------------------------------------------------------------------
DIRECTIONAL POSITIONS                   NON-DIRECTIONAL POSITIONS
                                        (Market neutral investment strategies)

--------------------------------------------------------------------------------
o Currencies     -- a portfolio         o Market Neutral    -- an equity
                 consisting of a          Capitalization    portfolio consisting
                 basket of foreign                          of small-cap stocks
                 currencies                                 and short positions
                                                            in large-cap stocks

o Covered Call   -- a portfolio of      o Merger Arbitrage  -- an equity
  Options        short call options       Spreads           portfolio consisting
                 which are fully                            of acquired stocks
                 covered by holdings                        and short positions
                 of the underlying                          in acquiring stocks
                 security

o Long Options   -- a portfolio of      o Duration Neutral  -- a bond portfolio
                 call or put options      Term Spreads      consisting of
                                                            10-year U.S.
                                                            Government
                                                            securities and short
                                                            positions in 2-year
                                                            U.S. Government
                                                            securities

                                        o Duration Neutral  -- a bond portfolio
                                          Default Spreads   consisting of
                                                            corporate bonds
                                                            and short positions
                                                            in U.S. Government
                                                            securities of a
                                                            similar duration
--------------------------------------------------------------------------------

The Fund may use moderate leverage subject to internally imposed investment constraints that are more restrictive than those imposed by the federal securities laws and designed to limit the amount of loss resulting from such leverage. The Fund's use of directional and non-directional positions and internal investment controls result in a portfolio of assets designed to provide appropriate hedge fund portfolio characteristics as well as providing risk diversification.

The Fund may be long or short in a broad mix of financial assets including U.S. and foreign equities of any capitalization range, currencies, commodities, futures, options, swap agreements, high yield securities, and corporate debt. The Fund may hold U.S. Government securities or cash equivalents to collateralize its derivative positions. The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.

4

PRINCIPAL RISKS

The Absolute Return Strategies Fund is subject to a number of risks that may affect the value of its shares, including:

FOREIGN CURRENCY RISK - The Fund's exposure to foreign currencies subject the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Fund's exposure to foreign currency may reduce the returns of the Fund.

MARKET RISK - The Fund's value may fluctuate from day to day. Due to market conditions, Fund shares may decline in value causing you to lose money.

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

FIXED INCOME RISK - The Fund's fixed income investments will change in value in response to interest rate changes and other factors. In addition, the value of securities with longer maturities will fluctuate more in response to interest rate changes.

HIGH YIELD RISK - The Fund's investments in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund's ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

FOREIGN SECURITIES RISK - Investments in securities of foreign companies can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments could adversely affect investment in foreign countries. Foreign companies generally are not subject to accounting, auditing, and financial reporting standards comparable to those applicable to U.S. companies.

DERIVATIVES RISK - The Fund's use of equity derivatives such as futures, options and swap agreements to pursue it's investment objectives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks may cause the Fund to experience higher losses than a fund that does not use derivatives.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments.

                                                                    PROSPECTUS 5

SWAP COUNTERPARTY CREDIT RISK - The Fund is subject to credit risk on the amount it expects to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.

SMALL AND MEDIUM ISSUER RISK - Small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group. These securities may trade over-the-counter or listed on an exchange and may or may not pay dividends.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

PORTFOLIO TURNOVER RISK - Due to its investment strategy, the Fund may buy and sell securities frequently. Higher portfolio turnover may result in higher transactional costs and short-term capital gains that will be treated as ordinary income for tax purposes. As a result, portfolio turnover may have a negative effect on the Fund's performance.

PERFORMANCE

The Absolute Return Strategies Fund is new and therefore does not have a performance history for a full calendar year.

6

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Absolute Return Strategies Fund.

                                                                         H-CLASS
--------------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)*
REDEMPTION/EXCHANGE FEE ON SHARES OWNED LESS
 THAN 30 DAYS (as a percentage of amount redeemed)** ................     1.00%
ANNUAL FUND OPERATING EXPENSES
 (expenses that are deducted from Fund assets)
MANAGEMENT FEES .....................................................     1.15%
DISTRIBUTION AND SHAREHOLDER SERVICE (12B-1) FEES ...................     0.25%
OTHER EXPENSES***
 SHORT DIVIDEND EXPENSES**** ........................................     0.30%
TOTAL ANNUAL FUND OPERATING EXPENSES ................................     1.70%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

** THE FUND WILL CHARGE SHAREHOLDERS A REDEMPTION FEE WHEN THEY REDEEM SHARES HELD FOR LESS THAN THIRTY DAYS. FOR MORE INFORMATION, SEE "REDEMPTION FEES".

*** THE ADVISOR HAS CONTRACTUALLY AGREED TO PAY ALL OPERATING EXPENSES OF THE FUND, EXCLUDING INTEREST EXPENSE AND TAXES (EXPECTED TO BE DE MINIMIS), BROKERAGE COMMISSIONS AND OTHER EXPENSES CONNECTED WITH THE EXECUTION OF PORTFOLIO TRANSACTIONS, SHORT DIVIDEND EXPENSES, AND EXTRAORDINARY EXPENSES.

****  SHORT DIVIDEND EXPENSES ARE ESTIMATED.

--------------------------------------------------------------------------------
IMPORTANT INFORMATION REGARDING STATED EXPENSES -

Short Dividend Expense occurs because the Fund short-sells the equity security to gain the inverse exposure necessary to meet its investment objective. The Fund must pay out the dividend rate of the equity security to the purchaser and records this as an expense. However, any such dividend on a security sold short generally reduces the market value of the shorted security - thus increasing the Fund's unrealized gain or reducing the Fund's unrealized loss on its short sale transaction. Short Dividend Expense is not a fee charged to the shareholder by the Advisor or other service provider. Rather it is more similar to the transaction costs or capital expenditures associated with the day-to-day management of any mutual fund. If these costs had been treated as transaction costs or capital items rather than as expenses, the expense ratio for H-Class Shares would have equaled 1.40%.
--------------------------------------------------------------------------------

EXAMPLE

This Example is intended to help you compare the cost of investing in the H-Class Shares of the Absolute Return Strategies Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's estimated operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

ABSOLUTE RETURN STRATEGIES FUND                            1 YEAR        3 YEARS
--------------------------------------------------------------------------------
H-CLASS                                                      $179           $553

                                                                    PROSPECTUS 7

HEDGED EQUITY FUND
--------------------------------------------------------------------------------

FUND OBJECTIVE

The Hedged Equity Fund seeks to provide capital appreciation consistent with the return and risk characteristics of the long/short hedge fund universe. The secondary objective is to achieve these returns with low correlation to and less volatility than equity indices.

PRINCIPAL INVESTMENT STRATEGY

The Hedged Equity Fund employs a proprietary quantitative style analysis to drive an investment strategy designed to provide investment returns similar to the returns produced by long/short hedge funds.

The Fund pursues its investment objective by allocating capital to gain exposure to a combination of directional and non-directional positions including, but not limited to, those listed below. The Fund will predominately have a long exposure to directional and non-directional positions. There may be times that the Fund will have a short exposure to one or more of the directional and/or non-directional positions listed below.

--------------------------------------------------------------------------------
DIRECTIONAL POSITIONS                    NON-DIRECTIONAL POSITIONS
                                         (Market neutral investment strategies)

--------------------------------------------------------------------------------
o Equities       -- a portfolio          o Market Neutral   -- an equity
                 consisting of a           Value            portfolio consisting
                 basket of stocks or                        of value stocks and
                 index futures                              short positions in
                                                            non-value stocks
o Covered Call   -- a portfolio of
  Options        short call options      o Market Neutral   -- an equity
                 which are fully           Growth           portfolio consisting
                 covered by holdings                        of growth stocks
                 of the underlying                          and short positions
                 security                                   in non-growth
                                                            stocks
o Long Options   -- a portfolio of
                 call or put options     o Market Neutral   -- an equity
                                           Momentum         portfolio consisting
                                                            of stocks that
                                                            exhibit strong price
                                                            momentum and
                                                            short positions in
                                                            stocks that exhibit
                                                            weak price
                                                            momentum
--------------------------------------------------------------------------------

8

--------------------------------------------------------------------------------
DIRECTIONAL POSITIONS                   NON-DIRECTIONAL POSITIONS
                                        (Market neutral investment strategies)

--------------------------------------------------------------------------------
                                        o Market Neutral    -- an equity
                                          Capitalization    portfolio consisting
                                                            of small-cap stocks
                                                            and short positions
                                                            in large-cap stocks

                                        o Merger Arbitrage  -- an equity
                                          Spreads           portfolio consisting
                                                            of acquired stocks
                                                            and short positions
                                                            in acquiring stocks
--------------------------------------------------------------------------------

The Fund may use moderate leverage subject to internally imposed investment constraints that are more restrictive than those imposed by the federal securities laws and designed to limit the amount of loss resulting from such leverage. The Fund's use of directional and non-directional positions and internal investment controls result in a portfolio of assets designed to provide appropriate long/short hedge fund portfolio characteristics as well as providing risk diversification. The Fund invests in core long positions at all times and, as a result, tends to have a long market bias. The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.

Under normal circumstances, the Fund will invest at least 80% of its assets in long or short positions in U.S. and foreign equity securities of any capitalization range, or derivatives thereof, including futures, options and swap agreements. This is a non-fundamental policy that can be changed by the Fund upon 60 days' notice to shareholders. The Fund may invest its remaining assets in directional and non-directional fixed income investments. The Fund may hold U.S. Government securities or cash equivalents to collateralize its derivative positions.

PRINCIPAL RISKS

The Hedged Equity Fund is subject to a number of risks that may affect the value of its shares, including:

MARKET RISK - The Fund's value may fluctuate from day to day. Due to market conditions, Fund shares may decline in value causing you to lose money.

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments.

                                                                    PROSPECTUS 9

DERIVATIVES RISK - The Fund's use of equity derivatives such as futures, options and swap agreements to pursue it's investment objectives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks may cause the Fund to experience higher losses than a fund that does not use derivatives.

FOREIGN SECURITIES RISK - Investments in securities of foreign companies can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments could adversely affect investment in foreign countries. Foreign companies generally are not subject to accounting, auditing, and financial reporting standards comparable to those applicable to U.S. companies.

SWAP COUNTERPARTY CREDIT RISK - The Fund is subject to credit risk on the amount it expects to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.

SMALL AND MEDIUM ISSUER RISK - Small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group. These securities may trade over-the-counter or listed on an exchange and may or may not pay dividends.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

PORTFOLIO TURNOVER RISK - Due to its investment strategy, the Fund may buy and sell securities frequently. Higher portfolio turnover may result in higher transactional costs and short-term capital gains that will be treated as ordinary income for tax purposes. As a result, portfolio turnover may have a negative effect on the Fund's performance.

PERFORMANCE

The Hedged Equity Fund is new and therefore does not have a performance history for a full calendar year.

10

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Hedged Equity Fund.

                                                                         H-CLASS
--------------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)*
REDEMPTION/EXCHANGE FEE ON SHARES OWNED LESS
 THAN 30 DAYS (as a percentage of amount redeemed)** .................    1.00%
ANNUAL FUND OPERATING EXPENSES
 (expenses that are deducted from Fund assets)
MANAGEMENT FEES ......................................................    1.15%
DISTRIBUTION AND SHAREHOLDER SERVICE (12B-1) FEES ....................    0.25%
OTHER EXPENSES***
 SHORT DIVIDEND EXPENSES**** .........................................    1.00%
TOTAL ANNUAL FUND OPERATING EXPENSES .................................    2.40%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

** THE FUND WILL CHARGE SHAREHOLDERS A REDEMPTION FEE WHEN THEY REDEEM SHARES HELD FOR LESS THAN THIRTY DAYS. FOR MORE INFORMATION, SEE "REDEMPTION FEES".

*** THE ADVISOR HAS CONTRACTUALLY AGREED TO PAY ALL OPERATING EXPENSES OF THE FUND, EXCLUDING INTEREST EXPENSE AND TAXES (EXPECTED TO BE DE MINIMIS), BROKERAGE COMMISSIONS AND OTHER EXPENSES CONNECTED WITH THE EXECUTION OF PORTFOLIO TRANSACTIONS, SHORT DIVIDEND EXPENSES, AND EXTRAORDINARY EXPENSES.

****  SHORT DIVIDEND EXPENSES ARE ESTIMATED.

--------------------------------------------------------------------------------
IMPORTANT INFORMATION REGARDING STATED EXPENSES -

Short Dividend Expense occurs because the Fund short-sells the equity security to gain the inverse exposure necessary to meet its investment objective. The Fund must pay out the dividend rate of the equity security to the purchaser and records this as an expense. However, any such dividend on a security sold short generally reduces the market value of the shorted security - thus increasing the Fund's unrealized gain or reducing the Fund's unrealized loss on its short sale transaction. Short Dividend Expense is not a fee charged to the shareholder by the Advisor or other service provider. Rather it is more similar to the transaction costs or capital expenditures associated with the day-to-day management of any mutual fund. If these costs had been treated as transaction costs or capital items rather than as expenses, the expense ratio for H-Class Shares would have equaled 1.40%.
--------------------------------------------------------------------------------

EXAMPLE

This Example is intended to help you compare the cost of investing in the H-Class Shares of the Hedged Equity Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's estimated operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

HEDGED EQUITY FUND                                        1 YEAR         3 YEARS
--------------------------------------------------------------------------------
H-CLASS                                                     $252            $775

                                                                   PROSPECTUS 11

MORE INFORMATION ABOUT THE FUNDS
--------------------------------------------------------------------------------
INVESTMENTS AND RISK

ADVISOR'S INVESTMENT METHODOLOGY

As the result of market observations and internal and external research, Rydex Investments (the "Advisor") believes that aggregate hedge fund performance is largely driven by exposure to well recognized structural investment strategies or "Beta." Beta is commonly referred to as market risk. To better understand this concept, the Advisor offers an expanded definition: Beta is exposure to any systematic risk for which the investor expects to be rewarded over time. In this context, the Advisor considers exposure to both directional positions (E.G., equities and fixed income) and non-directional positions (E.G., value and corporate default) as Beta. Although hedge fund exposure to these positions varies over time, their exposure to them, in aggregate, and the investment returns provided by the exposure have historically been stable. The conclusion of the Advisor's research is that aggregate hedge fund returns are replicable through exposure to these structural investment positions and, therefore, can be delivered in a mutual fund.

The Funds employ a proprietary quantitative model that uses a style analysis of the returns of the appropriate hedge fund universe. This style analysis compares the returns of the appropriate hedge fund universe with the returns of various directional and non-directional positions. Based on the results of this analysis, historical research and market insights, the Advisor constructs a portfolio mix of directional and non-directional positions that best replicates the return, risk and correlation characteristics of the appropriate hedge fund universe. The Advisor anticipates adding and subtracting directional and non-directional positions over time based on continuing research of hedge fund returns.

DIRECTIONAL AND NON-DIRECTIONAL POSITIONS

A directional position is designed to have a high correlation with market returns. The Advisor selects securities to achieve particular directional positions using a quantitative model to identify those securities with high measures of liquidity and correlation to the appropriate market, E.G., the Advisor may use S&P 500 futures to achieve a directional exposure to the equities market. Directional positions have market risk and are exposed to market movements. The Funds will predominately have a long exposure to directional positions. There may be times that the Funds will have a short exposure to directional positions. The Funds use some, or all, of the following directional positions:

      o An EQUITIES position involves investment in a basket of stocks or derivatives thereof, such as index futures.

      o A FIXED INCOME position involves investment in a portfolio that buys a basket of U.S. Government securities or bond futures.

      o     A COMMODITIES position involves investment in commodity indices.

      o A CURRENCIES position involves investment in a basket of foreign currencies such as, but not limited to, the Euro, Japanese Yen, British Pound, Canadian Dollar, Swedish Krona and Swiss Franc.

      o A COVERED CALL OPTIONS position involves investment in written call options on underlying securities which a Fund already owns.

      o A LONG OPTIONS position involves investment in long call or put options. A long call option provides upside profit potential while limiting downside exposure. A long put option provides downside profit potential while limiting upside exposure.

12

A non-directional position is designed to have a low correlation with market returns. Non-directional positions attempt to profit by exploiting structural mispricings in the financial markets. Non-directional investment strategies are market neutral in nature and, if executed successfully, have limited market exposure. The Funds will predominately have a long exposure to non-directional positions. There may be times that the Funds will have a short exposure to non-directional positions. The Funds use some, or all, of the following non-directional positions:

      o A MARKET NEUTRAL VALUE position involves investment in a basket of stocks that exhibit traditional value characteristics and simultaneously selling short a basket of stocks that exhibit non-value characteristics. Traditional value characteristics include, but are not limited to, high book-to-price ratios, high earnings-to-price ratios and high cash flow-to-price ratios. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

      o A MARKET NEUTRAL GROWTH position involves investment in a basket of stocks that exhibit traditional growth characteristics and simultaneously selling short a basket of stocks that exhibit non-growth characteristics. Traditional growth characteristics include, but are not limited to, high earnings growth and high cash flow growth. The portfolio is formed such that long and short positions are approximately equal and has limited market exposure.

      o A MARKET NEUTRAL MOMENTUM position involves investment in a basket of stocks that exhibit strong price momentum and simultaneously selling short a basket of stocks that exhibit weak price momentum. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

      o A MARKET NEUTRAL CAPITALIZATION position involves investment in a basket of small-capitalization stocks and simultaneously selling short a basket of large- capitalization stocks. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

      o A MERGER ARBITRAGE SPREADS position involves investment in a basket of stocks that are being acquired and simultaneously selling short a basket of stocks that are making the acquisitions. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

      o A DURATION NEUTRAL TERM SPREADS position involves investment in long 10- year U.S. Government securities and simultaneously selling short 2-year U.S. Government securities. The portfolio is duration-adjusted such that the duration of both long and positions are approximately equal and has limited market exposure.

      o A DURATION NEUTRAL DEFAULT SPREADS position involves investment in a basket of corporate bonds and simultaneously selling short U.S. Government securities of similar duration. The portfolio is formed such that the duration of both long and short positions are approximately equal and has limited market exposure.

                                                                   PROSPECTUS 13

OTHER INVESTMENT PRACTICES AND STRATEGIES

Please see the Funds' Statement of Additional Information (the "SAI") for a more complete list of portfolio investment strategies, permitted investments and related risks.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

As indicated below, the Funds are subject to a number of risks that may affect the value of the Funds' shares.

EQUITY RISK (ALL FUNDS) - Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. Historically, the equity markets have moved in cycles, and the value of each of the Fund's equity securities and equity derivatives may fluctuate drastically from day to day. This price volatility is the principal risk of investing in equity securities. Because of their link to the equity markets and use of leverage, an investment in the Funds may be more suitable for investors who can bear the risk of short-term principal fluctuations, which at times may be significant.

FIXED INCOME RISK (ABSOLUTE RETURN STRATEGIES FUND) - The market value of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

FOREIGN SECURITIES RISK (ALL FUNDS) - Investing in securities of foreign companies may involve risks not typically associated with investing in U.S. companies. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Funds.

FOREIGN CURRENCY RISK (ALL FUNDS) - The Funds' investments in securities denominated in foreign currencies are subject to currency risk. Currency risks include the following:

o The value of a Fund's assets measured in U.S. Dollars may be affected by changes in currency exchange rates and exchange control regulations.

o A Fund may incur transaction costs in connection with conversions between various currencies.

14

Under normal circumstances, the Funds do not plan to hedge against the risks of variation in currency exchange rates relative to the U.S. Dollar. As a result, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar.

FUTURES AND OPTIONS RISK (ALL FUNDS) - The Funds may invest a percentage of their assets in futures and options contracts. The Funds may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Funds will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below:

      FUTURES CONTRACTS - Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

      OPTIONS - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Funds may cover their positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Funds may cover their position by maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the Funds.

      The risks associated with the Funds' use of futures and options contracts include:

      o The Funds may experience losses over certain ranges in the market that may exceed losses experienced by funds that do not use futures contracts and options.

      o There may be an imperfect correlation between the changes in market value of the securities held by Funds and the prices of futures and options on futures.

      o Although the Funds will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract. As a result, the Funds may be unable to close out their futures contracts at a time which is advantageous.

      o Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

      o Because option premiums paid or received by the Funds are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

                                                                   PROSPECTUS 15

NON-DIVERSIFICATION RISK (ALL FUNDS) - Since each Fund is non-diversified, each Fund may invest in the securities of a limited number of issuers. To the extent that a Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence.

SWAP COUNTERPARTY CREDIT RISK (ALL FUNDS) - The Funds may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to a particular group of stocks or to an index of stocks without actually purchasing those stocks, or to hedge a position. The Funds will use short-term swap agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. A Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. The use of equity swaps involves risks that are different from those associated with ordinary portfolio securities transactions. Swap agreements may be considered to be illiquid. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

PORTFOLIO TURNOVER RISK (ALL FUNDS) - Each Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in a Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders.

EARLY CLOSING RISK (ALL FUNDS) - The normal close of trading of securities listed on NASDAQ and the New York Stock Exchange ("NYSE") is 4:00 p.m., Eastern Time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

TRADING HALT RISK (ALL FUNDS) - The Funds typically will hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange ("CME"), have established limits on how much an option or futures contract may decline over various time periods within a day. If an option or futures contract's price declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Funds may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Funds price their shares may limit the Funds' ability to use leverage and may prevent the Funds from achieving their investment objectives. In such an event, the Funds also may be required to use a "fair-value" method to price their outstanding contracts.

SHORT SALES RISK (ALL FUNDS) - Short sales are transactions in which a Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price

16

between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's needs for immediate cash or other liquidity. The Fund's investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund's open short positions. These expenses negatively impact the performance of the Fund. For example, when a Fund short sells an interest-bearing security, such as a bond, it is obligated to pay the interest on the security it has sold. This cost is partially offset by the interest earned by the Fund on the investment of the cash generated by the short sale. Similarly, when a Fund short sells an equity security that pays a dividend, it is obligated to pay the dividend on the security it has sold. However, a dividend paid on a security sold short generally reduces the market value of the shorted security and thus, increases a Fund's unrealized gain or reduces a Fund's unrealized loss on its short sale transaction. To the extent that the interest rate and/or dividend that a Fund is obligated to pay is greater than the interest earned by the Fund on investments, the performance of the Fund will be negatively impacted. These types of short sales expenses are sometimes referred to as the "negative cost of carry," and will tend to cause a Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale.

SMALL AND MEDIUM ISSUER RISK (ALL FUNDS) - Small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon relatively small management groups. These securities may trade over-the-counter or listed on an exchange and may or may not pay dividends.

PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI.

                                                                   PROSPECTUS 17

INVESTING WITH RYDEX:
--------------------------------------------------------------------------------
SHAREHOLDER INFORMATION

H-Class Shares are offered directly through Rydex shareholder services and also through authorized securities brokers and other financial intermediaries.

OPENING YOUR ACCOUNT

You will need to open a Rydex shareholder account to make share transactions -buy, sell or exchange shares of the Funds. You can request an account application by calling Rydex shareholder services at 800.820.0888 or
301.296.5406 or simply download an application from the Rydex web site - www.rydexinvestments.com. For more information on opening an account, call Rydex shareholder services at 800.820.0888 or 301.296.5406 or visit www.rydexinvestments.com.

The type of application you will need depends on the type of account you want to open. For example, if you are opening a retirement account, such as an IRA, you will need a different application than you would if you were opening a regular account. When you call Rydex to request an account application, be sure to let the shareholder services representative know what type of account you want to open to ensure that you receive the correct application.

If you open your account through a broker or other financial intermediary, your financial intermediary will ordinarily assist you in completing the necessary application to open your account with Rydex.

--------------------------------------------------------------------------------
MINIMUM AMOUNTS

The minimum initial investment amount and minimum account balance for H-Class Shares are:

o     $25,000 self-directed accounts (INCLUDING RETIREMENT ACCOUNTS)

o     $15,000 for accounts managed by a financial professional

For new IRA accounts to meet H-Class Shares' minimum investment amount requirements, you must transfer an existing IRA (or multiple IRAs) to open an IRA account with Rydex.

There are no minimum amounts for subsequent investments in the Funds. Rydex reserves the right to modify its minimum account requirements at any time, with or without prior notice to you.
--------------------------------------------------------------------------------

TIPS TO SUCCESSFULLY COMPLETE YOUR ACCOUNT APPLICATION

      o You must provide each account holder's social security number or tax ID number and date of birth on the application to avoid a delay in processing.

      o Attach the title page and signature page of trust documents when establishing a trust account.

      o When establishing an account for your corporation, partnership or self directed retirement plan, please indicate the correct account type to ensure proper tax reporting, and provide a copy of one of the following documents: registered articles of corporation, government-issued business license, partnership papers, plan documents or other official documentation that verifies the entity and lists the authorized individuals. Failure to provide this documentation may result in a delay in processing your application.

18

      o You must provide a street address (Rydex does not accept P.O. Box only addresses). If any joint owner has a different address than the account registration, please indicate what it is on the application.

      o     BE SURE TO SIGN THE APPLICATION.

TRANSACTION INFORMATION
--------------------------------------------------------------------------------
This section provides important information about the procedures that you must follow when you buy, sell or exchange shares of the Funds. You may submit transaction orders to buy, sell or exchange Fund shares on any day that the NYSE is open for business (a "Business Day"). All shareholder transaction orders are processed at the NAV next determined after your transaction order is received with all of the necessary information, sometimes referred to as "good order," by the Funds' transfer agent, distributor, or authorized dealer. ALL SHAREHOLDER TRANSACTION REQUESTS MUST BE RECEIVED IN GOOD ORDER BY THE FUNDS' TRANSFER AGENT, DISTRIBUTOR, OR AUTHORIZED DEALER PRIOR TO THE CLOSE OF NORMAL TRADING ON THE NYSE, NORMALLY, 4:00 P.M., EASTERN TIME, IN ORDER TO BE PROCESSED AT THAT BUSINESS DAY'S NAV.

--------------------------------------------------------------------------------
    TRANSACTION ORDER METHOD                                       CUT-OFF TIME
--------------------------------------------------------------------------------
By Mail                                                            Market Close
--------------------------------------------------------------------------------
By Phone                                                           Market Close
--------------------------------------------------------------------------------
By Internet                                                        Market Close
--------------------------------------------------------------------------------
By Financial Intermediary                                          Market Close*
--------------------------------------------------------------------------------

* Each financial intermediary may have its own rules about share transactions, and may have different cutt-off times for processing your transaction order.

--------------------------------------------------------------------------------
CALCULATING NAV

The price at which you buy, sell and exchange shares is the net asset value per share, which is also known as NAV.

Each Fund calculates its NAV by:

o     Taking the current market value of its total assets

o     Subtracting any liabilities

o     Dividing that amount by the total number of shares owned by shareholders

The Funds calculate NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). If the exchange or market where a Fund's securities or other investments are primarily traded closes early - such as on days in advance of holidays generally observed by participants in these markets - the Fund may calculate NAV as of the earlier closing time in accordance with the policies set forth in the Fund's SAI. These dates are listed in the SAI.

In calculating NAV, each Fund generally values its investment portfolio based on the market price of the securities as of the time the Fund determines NAV. If market prices are unavailable or the Fund thinks that they are unreliable, the Fund prices those securities at fair value as determined in good faith using methods approved by the Board of Trustees. For example, market prices may
--------------------------------------------------------------------------------

                                                                   PROSPECTUS 19

--------------------------------------------------------------------------------
be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to a Fund's NAV calculation. The Funds may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes, but prior to the time as of which the Funds calculate NAV.

The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.
--------------------------------------------------------------------------------

TRANSACTIONS THROUGH YOUR FINANCIAL INTERMEDIARY

If you opened your account through a financial intermediary, you will ordinarily submit your transaction orders through that financial intermediary. Your intermediary is responsible for ensuring that your transaction order is in good order and promptly transmitting your order to the Funds. Transaction orders received in good order by your intermediary or securities dealer will be processed at the Fund's next determined NAV. Intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each intermediary also may have its own rules about share transactions, limits on the number of share transactions you are permitted to make in a given time period, and may have different cut-off times for processing your transaction order. For more information about your financial intermediary's rules and procedures, you should contact your intermediary directly.

BUYING FUND SHARES
--------------------------------------------------------------------------------
The Funds offer their shares continuously and investors may submit purchase orders to buy shares on any Business Day. However, Rydex reserves the right to reject or refuse, in whole or in part, any purchase order for Fund shares. Purchase orders, like any other share transaction, will be processed at the NAV next determined after your purchase order is received in good order.

20

PURCHASE PROCEDURES

The Funds offer you the option to submit purchase orders through your financial intermediary or send purchase orders by mail, fax or internet and send purchase proceeds by check, wire transfer or Automated Clearing House ("ACH"). The Funds do not accept cash or cash equivalents, such as travelers' checks, money orders, bearer bonds, government checks, third-party checks or credit card convenience checks. Cashiers checks, bank checks, official checks and treasurers' checks under $10,000 are also not accepted. You may buy shares and send your purchase proceeds by any of the methods described below:


--------------------------------------------------------------------------------
                      INITIAL PURCHASE                   SUBSEQUENT PURCHASES
               -----------------------------------------------------------------
               Complete the account application    Complete the Rydex investment
               that corresponds to the type of     slip included with your
               account you are opening.            quarterly statement or send
                                                   written purchase instructions
               o MAKE SURE TO DESIGNATE            that include:
               WHICH RYDEX FUND(S) YOU
BY MAIL        WANT TO PURCHASE.                   o YOUR NAME

IRA AND        o MAKE SURE YOUR                    o YOUR SHAREHOLDER ACCOUNT
OTHER          INVESTMENT MEETS THE                NUMBER
RETIREMENT     ACCOUNT MINIMUM.
ACCOUNTS                                           o WHICH RYDEX FUND(S) YOU
REQUIRE                                            WANT TO PURCHASE.
ADDITIONAL     -----------------------------------------------------------------
PAPERWORK.                 Make your check payable to RYDEX INVESTMENTS.
               -----------------------------------------------------------------
CALL RYDEX            Your check must be drawn on a U.S. bank and payable in
SHAREHOLDER                                U.S. Dollars.
SERVICES TO    -----------------------------------------------------------------
REQUEST A           Include the name of the Rydex Fund(s) you want to purchase
RETIREMENT                                on your check.
ACCOUNT
INVESTOR               IF YOU DO NOT SPECIFY WHICH RYDEX FUND(S) YOU WANT TO
APPLICATION           PURCHASE, YOUR INVESTMENT WILL BE CREDITED TO THE RYDEX
KIT.                  U.S. GOVERNMENT MONEY MARKET FUND, WHICH IS OFFERED IN
                                      A SEPARATE PROSPECTUS.
               -----------------------------------------------------------------
                 Mail your application and           Mail your written purchase
                         check to:                   instructions and check to:
               -----------------------------------------------------------------
               MAILING ADDRESS:
               Rydex Investments
               Attn: Ops. Dept.
               9601 Blackwell Road, Suite 500
               Rockville, MD 20850
--------------------------------------------------------------------------------

                                                                   PROSPECTUS 21

--------------------------------------------------------------------------------
                      INITIAL PURCHASE                 SUBSEQUENT PURCHASES
                 ---------------------------------------------------------------
                 Obtain an account number by       Be sure to designate in your
                 completing the account            wire instructions which Rydex
                 application that corresponds      Fund(s) you want to purchase.
                 to the type of account you
                 are opening. Then, fax or
                 mail it to Rydex.
BY WIRE
Rydex fax        o MAKE SURE TO DESIGNATE
number:          WHICH RYDEX FUND(S) YOU
301.296.5103     WANT TO PURCHASE.

Rydex            o MAKE SURE YOUR INVESTMENT
shareholder      MEETS THE ACCOUNT MINIMUM.
services         ---------------------------------------------------------------
phone number:    To obtain "same-day credit" (to get that Business Day's NAV)
800.820.0888     for your purchase order, YOU MUST CALL RYDEX SHAREHOLDER
or               SERVICES AND PROVIDE THE FOLLOWING INFORMATION PRIOR TO THE
301.296.5406     TRANSACTION CUT-OFF TIME FOR THE RYDEX FUND(S) YOU ARE
                 PURCHASING:

                 o Account Number

                 o Fund Name

                 o Amount of Wire

                 o Fed Wire Reference Number (upon request)

                 You will receive a confirmation number to verify that your purchase order has been accepted.

                      IF YOU DO NOT NOTIFY RYDEX SHAREHOLDER SERVICES OF THE
                     INCOMING WIRE, YOUR PURCHASE ORDER WILL NOT BE PROCESSED
                                   UNTIL THE NEXT BUSINESS DAY.
                 ---------------------------------------------------------------
                 WIRE INSTRUCTIONS:
                 U.S. Bank
                 Cincinnati, OH
                 Routing Number: 0420-00013
                 For Account of: Rydex Investments
                 Account Number: 48038-9030
                 [Your Name]
                 [Your shareholder account number]

                 IF YOU DO NOT SPECIFY WHICH RYDEX FUND(S) YOU WANT TO PURCHASE,
                  YOUR INVESTMENT WILL BE CREDITED TO THE RYDEX U.S. GOVERNMENT MONEY MARKET FUND, WHICH IS OFFERED IN A SEPARATE PROSPECTUS.

--------------------------------------------------------------------------------
                 BY INTERNET     Follow the directions on the Rydex web site -
                 (ACH)           www.rydexinvestments.com
--------------------------------------------------------------------------------

22

CANCELLED PURCHASE ORDERS

Rydex will ordinarily cancel your purchase order under the following circumstances:

      o     if your bank does not honor your check for any reason

      o     if the transfer agent does not receive your wire transfer

      o     if the transfer agent does not receive your ACH transfer

      o     if your bank does not honor your ACH transfer

IF YOUR PURCHASE ORDER IS CANCELLED FOR ANY OF THESE REASONS, YOU WILL NOT BE ENTITLED TO BENEFIT FROM ANY INCREASE IN NAV THAT THE FUND(S) MAY HAVE EXPERIENCED FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION. IN ADDITION, IF THE FUND(S) NAV DECREASES IN VALUE FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION, THE FUND(S) WILL HOLD YOU LIABLE FOR ANY LOSSES THAT IT INCURS AS A RESULT OF YOUR CANCELLED ORDER.

SELLING FUND SHARES
--------------------------------------------------------------------------------
The Funds redeem their shares continuously and you may sell all or any portion of your shares back to the Funds on any Business Day. Redemption orders, like any other share transaction, will be processed at the NAV next determined after your redemption order is received in good order by the transfer agent.

The Funds may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC. The Funds reserve the right to pay part of your redemption proceeds in liquid securities with a market value equal to the redemption price.

REDEMPTION PROCEDURES

The Funds offer you the option to send redemption orders by:

--------------------------------------------------------------------------------
                   Rydex Investments
  MAIL             Attn: Ops. Dept.
                   9601 Blackwell Road, Suite 500
                   Rockville, MD 20850
--------------------------------------------------------------------------------
                   301.296.5103

  FAX              If you send your redemption order by fax, you should call
                   Rydex shareholder services at 800.820.0888 or
                   301.296.5406 to verify that your fax was received.
--------------------------------------------------------------------------------
TELEPHONE          800.820.0888 or 301.296.5406
--------------------------------------------------------------------------------

                                                                   PROSPECTUS 23

Whether you transmit your redemption order by mail, fax or telephone, you must include the following information in your redemption order:

      o     your name

      o     your shareholder account number

      o     Fund name(s)

      o     dollar amount or number of shares you would like to sell

      o whether you want your sale proceeds sent to you by check, wire or ACH

      o signature of account owner(s) (not required for telephone redemptions)

You may only place a redemption order if you are the registered owner of the account or the registered owner has given you written authorization to make redemptions from the account. You will receive a confirmation number for your redemption. Please retain it for your records.

DISTRIBUTIONS FROM QUALIFIED RETIREMENT ACCOUNTS

Distributions from your tax-qualified plan or individual retirement account
(IRA) may have adverse tax consequences to you. You should consult your tax adviser before redeeming shares and making distributions from your tax-qualified plan or (IRA) account. All requests for distributions of redemption proceeds from tax-qualified plan and IRA accounts must be in writing. All distributions from tax-qualified plans and IRAs are subject to tax withholding rules. You will receive more information about tax withholding in the distribution materials you receive from your tax-qualified plan or IRA.

RECEIVING YOUR REDEMPTION PROCEEDS

Your redemption proceeds normally will be sent within seven days of the transfer agent receiving your request. For redemption orders that settle on federal bank holidays, your redemption proceeds will be wired on the next Business Day following the holiday. FOR INVESTMENTS MADE BY CHECK OR ACH (NOT WIRE PURCHASES), PAYMENT OF REDEMPTION PROCEEDS MAY BE DELAYED UNTIL THE TRANSFER AGENT IS REASONABLY SATISFIED THAT YOUR CHECK HAS CLEARED. IT MAY TAKE UP TO 15 DAYS FOR YOUR CHECK TO CLEAR.

All redemptions will be mailed to your address of record, sent electronically via ACH or wired to your bank account of record. You may request overnight mail service for an additional fee. If you request payment of redemption proceeds to a third party or to a location other than your address of record or bank account of record, your redemption request must be IN WRITING AND MUST INCLUDE A SIGNATURE GUARANTEE.

--------------------------------------------------------------------------------
SIGNATURE GUARANTEES

Signature guarantees help protect you and your account against fraud. You can obtain a signature guarantee at most banks and financial intermediaries. A notary public cannot provide a signature guarantee. You may not use fax to transmit a signature guarantee to the Funds.
--------------------------------------------------------------------------------

24

REDEMPTION FEES

In an effort to discourage short-term trading and defray costs incurred by the Funds and their long-term shareholders as a result, the Funds assess a 1.00% redemption fee on redemptions of shares that have been held for less than thirty
(30) days. The fee is deducted from the sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the appropriate Fund. The fee does not apply to shares purchased with reinvested dividends or distributions. In determining how long shares of a Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first. The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Funds on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. The Funds request that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to the Funds. However, the Funds recognize that due to operational and systems limitations, intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Funds'. Therefore, to the extent that financial intermediaries are unable to collect the redemption fee, the Funds may not be able to defray the expenses associated with short-term trades made by that financial intermediary's customers.

The Funds reserve the right to waive the redemption fee in their discretion where a Fund believes such waiver is in the best interests of the Fund, including certain categories of redemptions that the Fund reasonably believes may not raise frequent trading or market timing concerns or where the financial intermediary's processing systems are unable to properly apply the redemption fee. These categories currently include: (i) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) systematic redemptions; (v) retirement loans and withdrawals; and (vi) redemptions in accounts participating in certain approved asset allocation programs.

LOW BALANCE ACCOUNTS

The Funds may redeem your shares if the value of your account falls below the required minimum investment amount due to redemption activity. However, the Funds will provide you with at least 30 days' written notice to allow you sufficient time to add to your account and avoid the redemption of your shares. In addition, to offset the administrative expense of servicing small accounts, the Funds may impose an administrative fee of $15 per year during periods where your account balance falls below the account minimum requirements for any reason.

                                                                   PROSPECTUS 25

EXCHANGING FUND SHARES
--------------------------------------------------------------------------------
An exchange is when you sell shares of one Fund and use the proceeds from that sale to purchase shares of another Fund. Investors may make exchanges on any Business Day of H-Class Shares of any Fund for H-Class, Investor Class or Advisor Class Shares of any other Fund, on the basis of the respective net asset values of the shares involved. Exchange requests, like any other share transaction, will be processed at the NAV next determined after your exchange order is received in good order. Exchanges involving other Rydex Funds not included in this Prospectus may be subject to transaction cut-off times. All exchange requests must be received by a Fund's transfer agent prior to the cut-off time of the Fund you are exchanging out of or the Fund you are exchanging into, whichever is earlier, to be processed at that Business Day's NAV. See "Exchanges with other Rydex Funds" below for additional information. The exchange privilege may be modified or discontinued at any time.

EXCHANGE PROCEDURES

The Funds offer you the option to send exchange requests by:

--------------------------------------------------------------------------------
                 Rydex Investments
   MAIL          Attn: Ops. Dept.
                 9601 Blackwell Road, Suite 500
                 Rockville, MD 20850
--------------------------------------------------------------------------------
                 301.296.5103
                 If you send your exchange request by fax, you should call
   FAX           Rydex shareholder services at 800.820.0888 to verify that
                 your fax was received.
--------------------------------------------------------------------------------
TELEPHONE        800.820.0888 OR 301.296.5406
--------------------------------------------------------------------------------
 INTERNET        Follow the directions on the Rydex web site -
                 www.rydexinvestments.com.
--------------------------------------------------------------------------------

Whether you transmit your exchange request by mail, fax, telephone or internet, you must include the following information in your exchange request:

o     your name

o     your shareholder account number

o Fund name(s) you are exchanging out of (selling) and Fund name(s) you are exchanging in to (buying)

o dollar amount, number of shares or percentage of Fund position involved in the exchange

o signature of account owner(s) (not required for telephone or internet exchanges)

You may only place exchange orders if you are the registered owner of the account or the registered owner has given you written authorization to trade the account. You will receive a confirmation number for your exchange. Please retain it for your records.

26

MINIMUM EXCHANGE AMOUNTS

The minimum amount for an exchange is either $1,000 or 100% of the Fund position from which the exchange is coming, whichever is less. If you are exchanging the minimum amount, you may not split the proceeds between multiple Rydex Funds. If you place exchange transactions in shares or in percentages, the minimum exchange amount still applies. This minimum may be waived for accounts that are part of an asset allocation strategy.

EXCHANGES WITH OTHER RYDEX FUNDS

Investors may make exchanges on any Business Day of H-Class Shares of any Fund for H-Class, Investor Class or Advisor Class Shares of any Rydex Fund not offered in this Prospectus. The Rydex Funds are separate mutual funds offered through separate prospectuses. While most Rydex Funds offer unlimited exchange privileges with no minimum holding periods or transaction fees, the Funds do not allow unlimited trading. If you are contemplating an exchange for shares of any Rydex Fund not described in this Prospectus, you should obtain and review that fund's current prospectus before making the exchange. You can obtain a prospectus for any Rydex Fund not described in this Prospectus by calling
800.820.0888 or 301.296.5406 or visiting the Rydex web site at www.rydexinvestments.com.

RYDEX ACCOUNT POLICIES
--------------------------------------------------------------------------------
SHAREHOLDER IDENTIFICATION AND VERIFICATION

Federal regulations may require the Funds to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open corporate accounts or other entity. The Funds may use this information to attempt to verify your identity. The Funds may not be able to establish an account if the necessary information is not received. The Funds may also place limits on account transactions while they are in the process of attempting to verify your identity. Additionally, if the Funds are unable to verify your identity after your account is established, the Funds may be required to redeem your shares and close your account.

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

                                                                   PROSPECTUS 27

CHANGES TO YOUR ACCOUNT

For information on what is required to make changes and/or additions to your account, please visit the Rydex web site at www.rydexinvestments.com or call
800.820.0888 or 301.296.5406. If you own shares that are registered in your intermediary's name, and you want to transfer the registration to another intermediary or want the shares registered in your name, then you should contact your intermediary for instructions on how to make this change.

TRANSACTIONS OVER TELEPHONE OR INTERNET

Internet and telephone transactions are extremely convenient, but are not risk free. To ensure that your internet and telephone transactions are safe, secure, and as risk-free as possible, the Rydex Funds have instituted certain safeguards and procedures for determining the identity of web site users (including the use of secure passwords and 128-bit encryption technology) and telephone callers and authenticity of instructions. As a result, neither the Funds nor their transfer agent will be responsible for any loss, liability, cost, or expense for following internet, telephone or wire instructions they reasonably believe to be genuine. If you or your intermediaries make exchange requests by telephone or internet, you will generally bear the risk of any loss. Neither the Funds, nor their transfer agent, are responsible for internet transactions that are not received.

During periods of unusually high market activity or other times, it may be difficult to reach Rydex by telephone or access our internet site. Rydex and its affiliates will not be liable for any losses resulting from a cause over which Rydex or its affiliates does not have direct control, including but not limited to the failure of electronic or mechanical equipment or communication lines, telephone or other interconnect problems (E.G., if you are unable to access your online service provider), input errors on the internet, severe weather, earthquakes, floods and strikes or other labor problems. If you are not able to reach Rydex by your regular medium, consider sending written instructions.

STATEMENTS & CONFIRMATIONS

You will receive statements and trade confirmations of your investment transactions. You may elect to suppress trade confirmations by requesting this option in writing or via the internet. You may choose to receive your confirmations and/or statements either by mail or electronically.

EDELIVERY SERVICES

eDelivery offers shareholders the convenience of receiving all communications (such as trade confirmations, statements, prospectuses and shareholder reports, etc.) from the Funds through the web via email notification. For more information on eDelivery, please visit the Rydex web site at www.rydexinvestments.com. The Funds reserve the right to discontinue your eDelivery service if two (2) or more e-mail notices are returned as undeliverable.

28

SERVICE AND OTHER FEES

Rydex may charge the following administrative fees for services associated with the following:

      o     $15 for wire transfers of redemption proceeds under $5,000

      o     $50 on purchase checks returned for insufficient funds

      o $25 to stop payment of a redemption check within 10 Business Days of the settlement date

      o $15 for standard overnight packages (fee may be higher for special delivery options)

      o     $25 for bounced draft checks or ACH transactions

      o     $15 per year for low balance accounts

Rydex reserves the right to change any of these fees or add additional service fees at any time.

RETIREMENT ACCOUNT FEES

Certain retirement plans such as IRA, Roth IRA and 403(b) accounts, are charged an annual $15 maintenance fee. Upon liquidating your retirement account, a $15 account-closing fee will be taken from the proceeds of your redemption.

ACTIVE INVESTORS AND MARKET TIMING

Unlike most other Rydex Funds, the Funds are not suitable for purchase by active investors. The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of a Fund may present risks to the Fund's long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Funds' investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. Consequently, the Board of Trustees has adopted policies and procedures designed to prevent frequent purchases and redemptions of shares of the Funds.

Rydex will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds' policies and procedures described in this Prospectus and approved by the Funds' Board of Trustees. The Board of Trustees has approved a redemption fee of 1% of the total redemption amount to be imposed uniformly on all Fund shares redeemed within thirty (30) days of buying them (either by purchase or exchange) subject to the limitations discussed below. For purposes of applying the Funds' policies, Rydex may consider the trading history of accounts under common ownership or control. In addition, the Funds reserve the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if Rydex reasonably believes that the trading activity would be harmful or disruptive to the Funds.

                                                                   PROSPECTUS 29

Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Funds will occur, particularly with respect to trades placed by shareholders that invest in the Funds through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Funds' access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, the Funds cannot assure that their policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and as a result, frequent trading could adversely affect the Funds and their long-term shareholders as discussed above.

RIGHTS RESERVED BY THE FUNDS

The Funds reserve the right to close your account in cases of suspected fraudulent or illegal activity. This action may be taken when, in the sole discretion of Fund management, it is deemed to be in the best interest of the Funds or in cases where the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

DISTRIBUTION AND SHAREHOLDER SERVICES
--------------------------------------------------------------------------------
The Funds have adopted a Distribution Plan and a Shareholder Services Plan with respect to H-Class Shares that allows the Funds to pay distribution and/or services fees to Rydex Distributors, Inc. (the "Distributor") and other firms that provide distribution and/or shareholder services ("Service Providers"). The Funds will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the Investment Company Act of 1940. If a Service Provider provides shareholder services, the Funds will pay service fees to the Distributor at an annual rate not to exceed 0.25% of the average daily net assets of a Fund. The Distributor will, in turn, pay the Service Provider for the services it provides. Because the Funds pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges.

COMPENSATION TO DEALERS

Rydex Investments, at its expense, may provide compensation to financial intermediaries for the sale of Fund shares. These payments may be made, at the discretion of Rydex Investments, to certain dealers who have sold shares of the Rydex Funds. The level of payments made to dealers will generally vary, but may be significant. These payments may provide an incentive for dealers to sell shares of the Rydex Funds and promote the retention of their customer's assets in the Funds. Any payments described above will not change the price paid by investors for the purchase of the applicable Rydex Fund's shares or the amount that any particular Rydex Fund will receive as proceeds from such sales. Rydex Investments determines the extent of such payments in its sole discretion in response to requests from dealer firms, based on factors it deems relevant, such as the dealer's sales, assets, share class utilized and the quality of the dealer's relationship with Rydex Investments.)

30

Rydex Investments periodically determines the advisability of continuing these payments. Rydex Investments may also pay expenses associated with meetings that facilitate educating financial advisers and shareholders about the Rydex Funds that are conducted by dealers.

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

TIMING OF PAYMENTS

Income dividends, if any, are paid at least annually by each of the Funds. If you own Fund shares on a Fund's record date, you will be entitled to receive the dividend. The Funds may declare and pay dividends on the same date. The Funds make distributions of capital gains, if any, at least annually. The Funds, however, may declare a special capital gains distribution if the Board of Trustees believes that such a distribution would be in the best interest of the shareholders of a Fund.

DIVIDEND PAYMENT OPTIONS

Dividends and distributions will be paid in the form of additional Fund shares unless you have elected to receive payment in cash. If you did not elect to receive cash payments of dividends and distributions on your application, you must notify the Funds in writing to change your election prior to the date of the next distribution. Your election will become effective for dividends paid after the Funds receive your written notice. To cancel your election, simply send written notice to the Funds. Dividends and distributions with values of $10 or less may be automatically reinvested.

TAX INFORMATION
--------------------------------------------------------------------------------
The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. MORE INFORMATION ABOUT TAXES IS LOCATED IN THE SAI. YOU ARE URGED TO CONSULT YOUR TAX ADVISER REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES.

TAX STATUS OF EACH FUND

Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded regulated investment companies. As long as a Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

TAX STATUS OF DISTRIBUTIONS

o Each Fund will, at least annually, distribute substantially all of its net investment income and net capital gains income.

o The income dividends and short-term capital gains distributions you receive from the Funds will be taxed as either ordinary income or qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income.

                                                                   PROSPECTUS 31

o Any long-term capital gains distributions you receive from a Fund are taxable as long-term capital gains regardless of how long you have owned your shares. Long- term capital gains are currently taxed at a maximum rate of 15%.

o Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

o Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

o Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by a Fund from U.S. corporations, subject to certain limitations.

o Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by a Fund for more than one year.

o Distributions paid in January but declared by a Fund in October, November or December of the previous year may be taxable to you in the previous year.

o A Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year.

TAX STATUS OF SHARE TRANSACTIONS

EACH SALE, EXCHANGE, OR REDEMPTION OF FUND SHARES MAY BE A TAXABLE EVENT TO YOU. For tax purposes, an exchange of Fund shares for shares of a different Rydex Fund is treated the same as a sale. You should consider the tax consequences of any redemption or exchange before making such a request, especially with respect to redemptions if you invest in the Funds through a tax-qualified retirement plan.

STATE TAX CONSIDERATIONS

A Fund is not liable for any income or franchise tax in Delaware as long as it qualifies as a regulated investment company for federal income tax purposes. In addition to federal taxes, distributions by the Funds and ownership of Fund shares may be subject to state and local taxes. You should consult your tax adviser regarding how state and local tax laws affect your investment in Fund shares.

32

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISOR

Rydex Investments (the "Advisor"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, serves as investment adviser and manager of the Funds. The Advisor has served as the investment adviser of the Rydex Series Funds since its inception in 1993, and also serves as sub-adviser to several other mutual funds.

The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. The Board of Trustees of the Trust supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Under investment advisory agreements between the Trust and the Advisor, the Funds will pay the Advisor a fee at an annualized rate based on the average daily net assets for each Fund, as set forth below:

FUND                                                                ADVISORY FEE
--------------------------------------------------------------------------------
Absolute Return Strategies Fund ................................        1.15%
Hedged Equity Fund .............................................        1.15%

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board of Trustees who are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

As part of its agreement with the Trust, the Advisor will pay all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with execution of portfolio transactions, short dividend expenses, and extraordinary expenses.

PORTFOLIO MANAGEMENT

Each Fund is managed by a team of investment professionals. The following portfolio managers are jointly and primarily responsible for the day-to-day management of the Funds. Each of the following portfolio managers is a member of Rydex's Investment Leadership Team and together they share final portfolio management decision-making authority.

MICHAEL P. BYRUM, CFA, has been associated with Rydex Investments since the Advisor was founded in 1993. Mr. Byrum was named the President of Rydex Investments in 2004 and has served as Chief Investment Officer of Rydex Investments since 2000. During this time, he has played a key role in the development of the firm's investment strategies and product offerings. As Senior Portfolio Manager, Mr. Byrum was instrumental in the launch of the OTC, Precious Metals, U.S. Government Bond, Ursa and Arktos Funds, and helped to create the Rydex Sector Funds. He was named Vice President of Portfolio for Rydex Investments in 1998, and Executive Vice President in 2000. Prior to joining Rydex, Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio. Mr. Byrum has co-managed the Funds since their inception.

                                                                   PROSPECTUS 33

JAMES R. KING, CFA, joined Rydex in 1996 and was promoted to assistant portfolio manager in 1997. In 1998, he became a portfolio manager and was promoted in 2001 to senior portfolio manager and currently serves as director of portfolio management. Mr. King has served as an interim director of equity trading and investment operations. Currently, Mr. King's team manages all of the Rydex leveraged and inverse funds, as well as Rydex Sector Rotation Fund. Mr. King is a member of Rydex's Investment Leadership Team, which determines investment policy for all Rydex Funds. Prior to joining Rydex, he worked as a registered representative at DMG Securities. He holds a degree in finance from the University of Maryland. Mr. King has co-managed the Funds since their inception.

Additional Information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is available in the SAI.

34

ADDITIONAL INFORMATION ABOUT THE FUNDS IS INCLUDED IN THE TRUST'S SAI DATED SEPTEMBER 1, 2005, WHICH CONTAINS MORE DETAILED INFORMATION ABOUT THE FUNDS. THE SAI HAS BEEN FILED WITH THE SEC AND IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS AND, THEREFORE, LEGALLY FORMS A PART OF THIS PROSPECTUS. THE SEC MAINTAINS THE EDGAR DATABASE ON ITS WEB SITE ("HTTP://WWW.SEC.GOV") THAT CONTAINS EACH SAI, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SEC. YOU MAY ALSO REVIEW AND COPY DOCUMENTS AT THE SEC PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. (FOR INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM, CALL 202.942.8090). YOU MAY REQUEST DOCUMENTS BY MAIL FROM THE SEC, UPON PAYMENT OF A DUPLICATION FEE, BY WRITING TO: SECURITIES AND EXCHANGE COMMISSION, PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102. YOU MAY ALSO OBTAIN THIS INFORMATION UPON PAYMENT OF A DUPLICATION FEE, BY EMAILING THE SEC AT THE FOLLOWING ADDRESS:
PUBLICINFO@SEC.GOV.

YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS, WITHOUT CHARGE BY CALLING 800.820.0888 OR 301.296.5100, VISITING THE RYDEX WEB SITE AT WWW.RYDEXINVESTMENTS.COM, OR WRITING TO RYDEX SERIES FUNDS, AT 9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850. ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS IS AVAILABLE IN THE ANNUAL AND SEMI-ANNUAL REPORTS. ALSO, IN THE TRUST'S ANNUAL REPORT, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUNDS' PERFORMANCE DURING THEIR LAST FISCAL YEAR.

NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE TRUST'S SAI IN CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE TRUST OR RYDEX INVESTMENTS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS IN ANY JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.

THE TRUST'S SEC REGISTRATION NUMBER IS 811-07584.

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[LOGO] RYDEX INVESTMENTS
             Essential for modern markets(TM)

           9601 Blackwell Road o Suite 500 o Rockville, MD 20850
           800.820.0888 o www.rydexinvestments .com
           RBH-1-0805 X0806

--------------------------------------------------------------------------------

                                                              RYDEX SERIES FUNDS
                         A-CLASS AND C-CLASS SHARES PROSPECTUS SEPTEMBER 1, 2005


                                                             MARKET NEUTRAL FUND



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE TRUST'S SHARES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                               (LOGO)
                                                               RYDEX(R)
                                                               [GRAPHIC OMITTED]

TABLE OF CONTENTS
--------------------------------------------------------------------------------
         RYDEX SERIES FUNDS OVERVIEW                              3

              Market Neutral Fund                                 11

         INVESTMENTS AND RISKS                                    14

         SHAREHOLDER INFORMATION                                  18

         TRANSACTION INFORMATION                                  19

         SALES CHARGES                                            20

         BUYING FUND SHARES                                       22

         SELLING FUND SHARES                                      25

         EXCHANGING FUND SHARES                                   26

         RYDEX ACCOUNT POLICIES                                   27

         DISTRIBUTION AND SHAREHOLDER SERVICES                    29

         DIVIDENDS AND DISTRIBUTIONS                              30

         TAX INFORMATION                                          30

         MANAGEMENT OF THE FUND                                   31

                               RYDEX SERIES FUNDS

                                 A-CLASS SHARES
                                 C-CLASS SHARES
            9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850
             800.820.0888 o 301.296.5100 o WWW.RYDEXINVESTMENTS.COM


Rydex Series Funds (the "Trust") is a mutual fund complex offering professionally managed investment portfolios. This Prospectus describes the Market Neutral Fund (the "Fund").

A-Class Shares and C-Class Shares of the Fund are sold principally to clients of professional money managers ("financial intermediaries") and to investors who take part in certain strategic and tactical asset allocation investment programs. Investors may exchange shares of the Fund through the Rydex web site - www.rydexinvestments.com - and over the phone.

RISKS OF INVESTING IN THE FUND

The value of the Fund may fluctuate. In addition, Fund shares:

o MAY DECLINE IN VALUE, AND YOU MAY LOSE MONEY

o ARE NOT FEDERALLY INSURED

o ARE NOT GUARANTEED BY ANY GOVERNMENT AGENCY

o ARE NOT BANK DEPOSITS

o ARE NOT GUARANTEED TO ACHIEVE THEIR OBJECTIVES

MARKET NEUTRAL FUND
--------------------------------------------------------------------------------

FUND OBJECTIVE
The Market Neutral Fund seeks to provide capital appreciation consistent with the return and risk characteristics of the equity market neutral hedge fund universe.

PRINCIPAL INVESTMENT STRATEGY
The Market Neutral Fund employs a proprietary quantitative style analysis to drive an investment strategy designed to provide investment returns similar to the returns produced by well-established investment strategies widely employed by equity market neutral hedge funds.

The Fund pursues its investment objective by allocating capital to gain exposure to non-directional positions including, but not limited to, the following:

  NON-DIRECTIONAL POSITIONS      - MARKET NEUTRAL INVESTMENT STRATEGIES

o Market Neutral Value           - an equity portfolio consisting of value
                                 stocks and short positions in non-value stocks

o Market Neutral Growth          - an equity portfolio consisting of growth
                                 stocks and short positions in non-growth stocks

o Market Neutral Momentum        - an equity portfolio consisting of stocks that
                                 exhibit strong price momentum and short
                                 positions in stocks that exhibit weak price momentum

o Market Neutral Capitalization  - an equity portfolio consisting of small-cap stocks and short positions in large-cap stocks

o Merger Arbitrage Spreads       - an equity portfolio consisting of acquired
                                 stocks and short positions in acquiring stocks

The Fund may use moderate leverage subject to internally imposed investment constraints that are more restrictive than those imposed by the federal securities laws and designed to limit the amount of loss resulting from such leverage. The Fund's use of non-directional positions and internal investment controls result in a portfolio of assets designed to provide appropriate equity market neutral hedge fund portfolio characteristics as well as providing risk diversification. The Fund expects to maintain approximately equal dollar amounts invested in long and short positions.

The Fund invests in a broad mix of financial assets including U.S. and foreign equities of any capitalization range, futures, options and swap agreements. The Fund may hold U.S. Government securities or cash equivalents to collateralize its derivative positons. The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.


PRINCIPAL RISKS
The Market Neutral Fund is subject to a number of risks that may affect the value of its shares, including:

MANAGEMENT STYLE RISK - The Fund is subject to the risk that the Advisor may not be able to achieve market neutrality because its strategy failed to produce the intended results or because the Advisor did not implement its strategy properly. As a result, the Fund may be exposed to market risk and subsequent fluctuations in the Fund's value due to market conditions.

FOREIGN CURRENCY RISK - The Fund's exposure to foreign currencies subject the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Fund's exposure to foreign currency may reduce the returns of the Fund.

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

FIXED INCOME RISK - The Fund's fixed income investments will change in value in response to interest rate changes and other factors. In addition, the value of securities with longer maturities will fluctuate more in response to interest rate changes.

FOREIGN SECURITIES RISK - Investments in securities of foreign companies can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments could adversely affect investment in foreign countries. Foreign companies generally are not subject to accounting, auditing, and financial reporting standards comparable to those applicable to U.S. companies.

DERIVATIVES RISK - The Fund's use of equity derivatives such as futures, options and swap agreements to pursue it's investment objectives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks may cause the Fund to experience higher losses than a fund that does not use derivatives.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments.

SWAP COUNTERPARTY CREDIT RISK - The Fund is subject to credit risk on the amount it expects to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.

SMALL AND MEDIUM ISSUER RISK - Small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group. These securities may trade over-the-counter or listed on an exchange and may or may not pay dividends.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund.

PORTFOLIO TURNOVER RISK - Due to its investment strategy, the Fund may buy and sell securities frequently. Higher portfolio turnover may result in higher transactional costs and short-term capital gains that will be treated as ordinary income for tax purposes. As a result, portfolio turnover may have a negative effect on the Fund's performance.


PERFORMANCE
The Market Neutral Fund is new and therefore does not have a performance history for a full calendar year.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares and C-Class Shares of the Market Neutral Fund.

                                                             A-CLASS    C-CLASS
--------------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment) 1

MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES               4.75%       NONE
(AS A PERCENTAGE OF INITIAL PURCHASE PRICE) 2

MAXIMUM DEFERRED SALES CHARGE (LOAD)                          NONE 3      1.00%
(AS A PERCENTAGE OF INITIAL PURCHASE PRICE OR CURRENT
MARKET VALUE, WHICHEVER IS LOWER) 4

REDEMPTION FEES ON SHARES OWNED LESS THAN 30 DAYS (AS A
PERCENTAGE OF AMOUNT REDEEMED, IF APPLICABLE) 5                1.00%      1.00%


MANAGEMENT FEES                                                1.15%      1.15%
DISTRIBUTION (12B-1) AND SHAREHOLDER SERVICE FEES              0.25%      1.00%

OTHER EXPENSES 6
     DIVIDENDS ON SHORT SALES 7                                2.00%      2.00%

TOTAL ANNUAL FUND OPERATING EXPENSES                           3.40%      4.15%

1 THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

2 REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. THIS SALES CHARGE VARIES DEPENDING ON HOW MUCH YOU INVEST. YOU MAY PAY LESS THAN THE MAXIMUM SALES CHARGE BECAUSE OF WAIVERS AND REDUCED SALES CHARGES THAT MAY BE AVAILABLE. SEE "SALES CHARGES."

3 FOR INVESTMENTS OF $1 MILLION OR MORE, A-CLASS SHARES ARE SOLD AT NAV, WITHOUT ANY UP-FRONT SALES CHARGE. HOWEVER, IF YOU SELL YOUR SHARES WITHIN 18 MONTHS OF PURCHASE, YOU WILL NORMALLY HAVE TO PAY A 1.00% CONTINGENT DEFERRED SALES CHARGE ("CDSC") BASED ON YOUR INITIAL PURCHASE PRICE OR CURRENT MARKET VALUE, WHICHEVER IS LOWER.

4 THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE AND WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO AN ARRANGEMENT WITH THE DISTRIBUTOR TO FOREGO TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

5 THE FUND WILL CHARGE SHAREHOLDERS A REDEMPTION FEE WHEN THEY REDEEM SHARES HELD FOR LESS THAN THIRTY DAYS. FOR MORE INFORMATION, SEE "REDEMPTION FEES."

6 THE ADVISOR HAS CONTRACTUALLY AGREED TO PAY ALL OPERATING EXPENSES OF THE FUND, EXCLUDING INTEREST EXPENSE AND TAXES (EXPECTED TO BE DE MINIMIS), BROKERAGE COMMISSIONS AND OTHER EXPENSES CONNECTED WITH THE EXECUTION OF PORTFOLIO TRANSACTIONS, SHORT DIVIDEND EXPENSES, AND EXTRAORDINARY EXPENSES.

7 SHORT DIVIDEND EXPENSES ARE ESTIMATED.

IMPORTANT INFORMATION REGARDING STATED EXPENSES - Short Dividend Expense occurs because the Fund short-sells the equity security to gain the inverse exposure necessary to meet its investment objective. The Fund must pay out the dividend rate of the equity security to the purchaser and records this as an expense. However, any such dividend on a security sold short generally reduces the market value of the shorted security - thus increasing the Fund's unrealized gain or reducing the Fund's unrealized loss on its short sale transactions. Short Dividend Expense is not a fee charged to the shareholder by the Advisor or other service provider. Rather it is more similar to the transaction costs or capital expenditures associated with the day-to-day management of any mutual fund. If these costs had been treated as transaction costs or capital items rather than as expenses, the expense ratio for A-Class and C-Class Shares would have equaled 1.40% and 2.15%, respectively.

EXAMPLE
This Example is intended to help you compare the cost of investing in the A-Class or C-Class Shares of the Market Neutral Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's estimated operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


Market Neutral Fund                                       1 YEAR       3 YEARS
--------------------------------------------------------------------------------
A-CLASS SHARES                                             $815        $1,510

C-CLASS SHARES
   IF YOU SELL YOUR SHARES AT THE END OF THE               $536        $1,316
   PERIOD:

   IF YOU DO NOT SELL YOUR SHARES AT THE END               $436        $1,316
   OF THE PERIOD:

MORE INFORMATION ABOUT THE FUND
--------------------------------------------------------------------------------
INVESTMENTS AND RISKS

ADVISOR'S INVESTMENT METHODOLOGY
As the result of market observations and internal and external research, Rydex Investments (the "Advisor") believes that aggregate hedge fund performance is largely driven by exposure to well recognized structural investment strategies or "Beta." Beta is commonly referred to as market risk. To better understand this concept, the Advisor offers an expanded definition: Beta is exposure to any systematic risk for which the investor expects to be rewarded over time. In this context, the Advisor considers exposure to both directional positions (E.G., equities and fixed income) and non-directional positions (E.G., value and corporate default) as Beta. Although hedge fund exposure to these positions varies over time, their exposure to them, in aggregate, and the investment returns provided by the exposure have historically been stable. The conclusion of the Advisor's research is that aggregate hedge fund returns are replicable through exposure to these structural investment positions and, therefore, can be delivered in a mutual fund.

The Fund employs a proprietary quantitative model that uses a style analysis of the returns of the appropriate hedge fund universe. This style analysis compares the returns of the appropriate hedge fund universe with the returns of various directional and non-directional positions. Based on the results of this analysis, historical research and market insights, the Advisor constructs a portfolio mix of directional and non-directional positions that best replicates the return, risk and correlation characteristics of the appropriate hedge fund universe. The Advisor anticipates adding and subtracting directional and non-directional positions over time based on continuing research of hedge fund returns.

Directional and Non-Directional Positions

A directional position is designed to have a high correlation with market returns. The Advisor selects securities to achieve particular directional positions using a quantitative model to identify those securities with high measures of liquidity and correlation to the appropriate market, E.G., the Advisor may use S&P 500 futures to achieve a directional exposure to the equities market. Directional positions have market risk and are exposed to market movements. The Fund will predominately have a long exposure to directional positions. There may be times that the Fund will have a short exposure to directional positions. The Fund uses some, or all, of the following directional positions:

o An EQUITIES position involves investment in a basket of stocks or derivatives thereof, such as index futures.

o A FIXED INCOME position involves investment in a basket of U.S. Government securities or bond futures.

o A COMMODITIES position involves investment in commodity indices.

o A CURRENCIES position involves investment in a basket of foreign currencies such as, but not limited to, the Euro, Japanese Yen, British Pound, Canadian Dollar, Swedish Krona and Swiss Franc.

o A COVERED CALL OPTIONS position involves investment in written call options on underlying securities which the Fund already owns.

o A LONG OPTIONS position involves investment in long call or put options. A long call option provides upside profit potential while limiting downside exposure. A long put option provides downside profit potential while limiting upside exposure.

A non-directional position is designed to have a low correlation with market returns. Non-directional positions attempt to profit by exploiting structural mispricings in the financial markets. Non-directional investment strategies are market neutral in nature and, if executed successfully, have limited market exposure. The Fund will predominately have a long exposure to non-directional positions. There may be times that the Fund will have a short exposure to non-directional positions. The Fund uses some, or all, of the following non-directional positions:

o A MARKET NEUTRAL VALUE position involves investment in a basket of stocks that exhibit traditional value characteristics and simultaneously selling short a basket of stocks that exhibit non-value characteristics.

  Traditional value characteristics include, but are not limited to, high book-to-price ratios, high earnings-to-price ratios and high cash flow-to-price ratios. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

o A MARKET NEUTRAL GROWTH position involves investment in a basket of stocks that exhibit traditional growth characteristics and simultaneously selling short a basket of stocks that exhibit non-growth characteristics. Traditional growth characteristics include, but are not limited to, high earnings growth and high cash flow growth. The portfolio is formed such that long and short positions are approximately equal and has limited market exposure.

o A MARKET NEUTRAL MOMENTUM position involves investment in a basket of stocks that exhibit strong price momentum and simultaneously selling short a basket of stocks that exhibit weak price momentum. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

o A MARKET NEUTRAL CAPITALIZATION position involves investment in a basket of small-capitalization stocks and simultaneously selling short a basket of large-capitalization stocks. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

o A MERGER ARBITRAGE SPREADS position involves investment in a basket of stocks that are being acquired and simultaneously selling short a basket of stocks that are making the acquisitions. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

o A DURATION NEUTRAL TERM SPREADS position involves investment in long 10-year U.S. Government securities and simultaneously selling short 2-year U.S. Government securities. The portfolio is duration-adjusted such that the duration of both long and positions are approximately equal and has limited market exposure.

o A DURATION NEUTRAL DEFAULT SPREADS position involves investment in a basket of corporate bonds and simultaneously selling short U.S. Government securities of similar duration. The portfolio is formed such that the duration of both long and short positions are approximately equal and has limited market exposure.

OTHER INVESTMENT PRACTICES AND STRATEGIES
Please see the Fund's Statement of Additional Information (the "SAI") for a more complete list of portfolio investment strategies, permitted investments and related risks.

PRINCIPAL RISKS OF INVESTING IN THE FUND
As indicated below, the Fund is subject to a number of risks that may affect the value of the Fund's shares.

EQUITY RISK -Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities and equity derivatives may fluctuate drastically from day to day. This price volatility is the principal risk of investing in equity securities. Because of their link to the equity markets and use of leverage, an investment in the Fund may be more suitable for investors who can bear the risk of short-term principal fluctuations, which at times may be significant.

FIXED INCOME RISK - The market value of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

FOREIGN SECURITIES RISK - Investing in securities of foreign companies may involve risks not typically associated with investing in U.S. companies. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

FOREIGN CURRENCY RISK - The Fund's investments in securities denominated in foreign currencies are subject to currency risk. Currency risks include the following:
o The value of the Fund's assets measured in U.S. Dollars may be affected by changes in currency exchange rates and exchange control regulations.
o The Fund may incur transaction costs in connection with conversions between various currencies.

Under normal circumstances, the Fund does not plan to hedge against the risks of variation in currency exchange rates relative to the U.S. Dollar. As a result, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar.

FUTURES AND OPTIONS RISK - The Fund may invest a percentage of its assets in futures and options contracts. The Fund may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Fund will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below:

     FUTURES CONTRACTS - Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

     OPTIONS - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Fund may cover its position by maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the Fund.

     The risks associated with the Fund's use of futures and options contracts include:

     o The Fund may experience losses over certain ranges in the market that may exceed losses experienced by funds that do not use futures contracts and options.

     o There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures.

     o Although the Fund will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract. As a result, the Fund may be unable to close out its futures contracts at a time which is advantageous.

     o Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

     o Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

NON-DIVERSIFICATION RISK - Since the Fund is non-diversified, the Fund may invest in the securities of a limited number of issuers. To the extent that the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence.

SWAP COUNTERPARTY CREDIT RISK - The Fund may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to a particular group of stocks or to an index of stocks without actually purchasing those stocks, or to hedge a position. The Fund will use short-term swap agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. The Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. The use of equity swaps involves risks that are different from those associated with ordinary portfolio securities transactions. Swap agreements may be considered to be illiquid. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

PORTFOLIO TURNOVER RISK - The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders.

EARLY CLOSING RISK - The normal close of trading of securities listed on NASDAQ and the New York Stock Exchange ("NYSE") is 4:00 p.m., Eastern Time. Unanticipated early closings may result in the Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when the Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.

TRADING HALT RISK - The Fund typically will hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange ("CME"), have established limits on how much an option or futures contract may decline over various time periods within a day. If an option or futures contract's price declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objectives. In such an event, the Fund also may be required to use a "fair-value" method to price their outstanding contracts.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's needs for immediate cash or other liquidity. The Fund's investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund's open short positions. These expenses negatively impact the performance of the Fund. For example, when the Fund short sells an interest-bearing security, such as a bond, it is obligated to pay the interest on the security it has sold. This cost is partially offset by the interest earned by the Fund on the investment of the cash generated by the short sale. Similarly, when the Fund short sells an equity security that pays a dividend, it is obligated to pay the dividend on the security it has sold. However, a dividend paid on a security sold short generally reduces the market value of the shorted security and thus, increases the Fund's unrealized gain or reduces the Fund's unrealized loss on its short sale transaction. To the extent that the interest rate and/or dividend that the Fund is obligated to pay is greater than the interest earned by the Fund on investments, the performance of the Fund will be negatively impacted. These types of short sales expenses are sometimes referred to as the "negative cost of carry," and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale.

SMALL AND MEDIUM ISSUER RISK - Small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon relatively small management groups. These securities may trade over-the-counter or listed on an exchange and may or may not pay dividends.

PORTFOLIO HOLDINGS
A description of the Fund's policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI.

INVESTING WITH RYDEX:
--------------------------------------------------------------------------------
SHAREHOLDER INFORMATION

A-Class and C-Class Shares are offered exclusively through authorized securities brokers and other financial intermediaries.

OPENING YOUR ACCOUNT

You will need to open a Rydex shareholder account to make share transactions - buy, sell or exchange shares of the Fund. You can request an account application by calling Rydex shareholder services at 800.820.0888 or 301.296.5406 or simply download an application from the Rydex web site - www.rydexinvestments.com. For more information on opening an account, call Rydex shareholder services at
800.820.0888 or 301.296.5406 or visit www.rydexinvestments.com.

The type of application you will need depends on the type of account you want to open. For example, if you are opening a retirement account, such as an IRA, you will need a different application than you would if you were opening a regular account. When you call Rydex to request an account application, be sure to let the shareholder services representative know what type of account you want to open to ensure that you receive the correct application.

If you open your account through a broker or other financial intermediary, your financial intermediary will ordinarily assist you in completing the necessary application to open your account with Rydex.


--------------------------------------------------------------------------------
MINIMUM AMOUNTS
The minimum initial investment amount and minimum account balance for A-Class Shares or C-Class Shares are:

o $1,000 for retirement accounts
o $2,500 for all other accounts

There are no minimum amounts for subsequent investments in the Fund. Rydex reserves the right to modify its minimum account requirements at any time, with or without prior notice to you. Purchases of C-Class Shares of the Fund requested in an amount or $1,000,000 or more will be automatically made in A-Class Shares of the Fund.
--------------------------------------------------------------------------------

TIPS TO SUCCESSFULLY COMPLETE YOUR ACCOUNT APPLICATION
o You must provide each account holder's social security number or tax ID number and date of birth on the application to avoid a delay in processing.

o Attach the title page and signature page of trust documents when establishing a trust account.

o When establishing an account for your corporation, partnership or self directed retirement plan, please indicate the correct account type to ensure proper tax reporting, and provide a copy of one of the following documents: registered articles of corporation, government-issued business license, partnership papers, plan documents or other official documentation that verifies the entity and lists the authorized individuals. Failure to provide this documentation may result in a delay in processing your application.

o You must provide a street address (Rydex does not accept P.O. Box(es), only addresses). If any joint owner has a different address than the account registration, please indicate what it is on the application.

o BE SURE TO SIGN THE APPLICATION.

TRANSACTION INFORMATION
--------------------------------------------------------------------------------

This section provides important information about the procedures that you must follow when you buy, sell or exchange shares of the Fund. You may submit transaction orders to buy, sell or exchange Fund shares on any day that the NYSE is open for business (a "Business Day"). All shareholder transaction orders are processed at the NAV next determined after your transaction order is received with all of the necessary information, sometimes referred to as "good order," by the Fund's transfer agent, distributor, or authorized dealer. All shareholder transaction requets must be received in good order by the Fund's transfer agent, distributor, or authorized dealer prior to the close of normal trading on the NYSE, normally, 4:00 p.m., Eastern Time, in order to be processed at that Business Day's NAV.

--------------------------------------------------------------------------------
        TRANSACTION ORDER METHOD                      CUT-OFF TIME
----------------------------------------- --------------------------------------
By Mail                                   Market Close
----------------------------------------- --------------------------------------
By Phone                                  Market Close
----------------------------------------- --------------------------------------
By Internet                               Market Close
----------------------------------------- --------------------------------------
By Financial Intermediary                 Market Close*
----------------------------------------- --------------------------------------
*Each financial intermediary may have its own rules about share transactions, and may have different cut-off times for processing your transaction order.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
CALCULATING NAV
The price at which you buy, sell and exchange shares is the net asset value per share, which is also known as NAV.

The Fund calculates its NAV by:

o Taking the current market value of its total assets

o Subtracting any liabilities

o Dividing that amount by the total number of shares owned by shareholders

The Fund calculates NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). If the exchange or market where the Fund's securities or other investments are primarily traded closes early - such as on days in advance of holidays generally observed by participants in these markets - the Fund may calculate NAV as of the earlier closing time in accordance with the policies set forth in the Fund's SAI. These dates are listed in the SAI.

In calculating NAV, the Fund generally values its investment portfolio based on the market price of the securities as of the time the Fund determines NAV. If market prices are unavailable or the Fund thinks that they are unreliable, the Fund prices those securities at fair value as determined in good faith using methods approved by the Board of Trustees. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund's NAV calculation. The Fund may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes, but prior to the time as of which the Fund calculates NAV.

The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.
--------------------------------------------------------------------------------


TRANSACTIONS THROUGH YOUR FINANCIAL INTERMEDIARY
You will ordinarily submit your transaction orders through your financial intermediary or other securities dealer through which you opened your shareholder account. Your intermediary is responsible for ensuring that your transaction order is in good order and promptly transmitting your order to the Fund. Transaction orders received in good order by your intermediary or securities dealer will be processed at the Fund's NAV next determined. Intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each intermediary also may have its own rules about share transactions, limits on the number of share transactions you are permitted to make in a given time period, and may have different cut-off times for processing your transaction order. For more information about your financial intermediary's rules and procedures, you should contact your intermediary directly.

SALES CHARGES
--------------------------------------------------------------------------------
A-CLASS SHARES
A-Class Shares are sold at NAV, plus the applicable front-end sales charge. The sales charge is used to pay your financial intermediary a sales commission up to a total of 4.75% of the purchase price of your investment in connection with your initial purchase. However, in some cases, described below, your purchase may not be subject to an initial sales charge, and the offering price will be the net asset value. In other cases, you may be eligible for a reduced sales charge. The sales charge varies depending on the amount of your purchase. The current sales charge rates are as follows:

--------------------------------------------------------------------------------
                                     SALES CHARGE AS %    SALES CHARGE AS % OF
AMOUNT OF INVESTMENT                 OF OFFERING PRICE     NET AMOUNT INVESTED
----------------------------------- -------------------- -----------------------
Less than $100,000                         4.75%                  4.99%
----------------------------------- -------------------- -----------------------
$100,000 but less than $250,000            3.75%                  3.90%
----------------------------------- -------------------- -----------------------
$250,000 but less than $500,000            2.75%                  2.83%
----------------------------------- -------------------- -----------------------
$500,000 but less than $1,000,000          1.60%                  1.63%
----------------------------------- -------------------- -----------------------
$1,000,000 or greater                        *                      *
--------------------------------------------------------------------------------
* FOR INVESTMENTS OF $1 MILLION OR MORE, A-CLASS SHARES ARE SOLD AT NAV, WITHOUT ANY UP-FRONT SALES CHARGE. HOWEVER, IF YOU SELL YOUR SHARES WITHIN 18 MONTHS OF PURCHASE, YOU WILL NORMALLY HAVE TO PAY A 1.00% CONTINGENT DEFERRED SALES CHARGE ("CDSC") BASED ON YOUR INITIAL PURCHASE PRICE OR CURRENT MARKET VALUE, WHICHEVER IS LOWER. THE CDSC IS USED TO REIMBURSE THE DISTRIBUTOR FOR PAYING YOUR FINANCIAL INTERMEDIARY A SALES COMMISSION UP TO A TOTAL OF 1.00% OF THE PURCHASE PRICE OF YOUR INVESTMENT IN CONNECTION WITH YOUR INITIAL PURCHASE. FOR MORE INFORMATION ABOUT WHETHER YOUR FINANCIAL INTERMEDIARY HAS ENTERED INTO SUCH AN ARRANGEMENT, CONTACT YOUR INTERMEDIARY DIRECTLY.

HOW TO REDUCE YOUR SALES CHARGE
You may be eligible to purchase A-Class Shares for reduced sales charges. To qualify for these reductions, you or your financial intermediary must provide sufficient information, IN WRITING AND AT THE TIME OF PURCHASE, to verify that your purchase qualifies for such treatment. For additional information, including information on aggregating purchases among related accounts to receive reduced sales charges, see the SAI. Consistent with the policies described in this Prospectus, you and your "immediate family" (your spouse and your children under the age of 21) may combine your Fund holdings to reduce your sales charge. New purchases of A-Class Shares of the U.S. Government Money Market Fund (the "Rydex Money Market Fund"), which is offered in a separate prospectus, and existing holdings of A-Class Shares of the Rydex Money Market Fund that have not previously been subject to a sales charge will not be counted for purposes of reducing your sales charge on purchases of A-Class Shares of the Fund, as discussed below.

     o RIGHTS OF ACCUMULATION. To qualify for the lower sales charge rates that apply to larger purchases of A-Class Shares, you may combine your new purchases of A-Class Shares with the shares of any other A-Class Shares or C-Class Shares of Rydex Funds that you already own. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other A-Class and C-Class Shares that you own. Additionally, you may combine simultaneous purchases of A-Class Shares of one Rydex Fund with A-Class Shares of any other Rydex Fund to reduce the sales charge rate that applies to purchases of each Rydex Fund's A-Class Shares. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares. As discussed above, A-Class Shares of the Rydex Money Market Fund that have not been subject to a sales charge will not be counted for purposes of reducing your sales charge.

     o LETTERS OF INTENT. Under a Letter of Intent ("LOI"), you commit to purchase a specified dollar amount of A-Class Shares of Rydex Funds during a 13-month period. At your written request, A-Class Share purchases made during the previous 90 days may be included. The amount you agree to purchase determines the initial sales charge you pay. If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested. You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI. The LOI does, however, authorize the Fund to hold in escrow 4% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Fund's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased). As discussed above, A-Class Shares of the Rydex Money Market Fund that have not been subject to a sales charge will not be counted for purposes of reducing your sales charge.

     o REPURCHASE OF A-CLASS SHARES. If you have redeemed A-Class Shares of any Rydex Fund within the past 365 days, you may repurchase an equivalent amount of A-Class Shares of any Rydex Fund at NAV, without the normal front-end sales charge. In effect, this allows you to reacquire shares that you may have had to redeem, without re-paying the front-end sales charge. You may exercise this privilege only once and must notify the applicable Rydex Fund that you intend to do so in writing. The Fund must receive your purchase order within 365 days of your redemption. Note that if you reacquire shares through separate installments (E.G., through monthly or quarterly repurchases), the sales charge waiver will only apply to those portions of your repurchase order received within 365 days of your redemption.

SALES CHARGE WAIVERS
The sales charge on purchases of A-Class Shares is waived for certain types of investors, including:

o Directors and officers of any fund sponsored by the Advisor or any of its subsidiaries and their immediate families (e.g., spouse, children, mother or father).

o Employees of the Advisor and their immediate families, or any full-time employee or registered representative of the Distributor or of broker-dealers having dealer agreements with the Distributor (a "Selling Broker") and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

o Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the Fund's shares and their immediate families.

o Participants in certain "wrap-fee" or asset allocation programs or other fee based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the Distributor.

o Any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the Distributor.

o Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.

SALES CHARGE EXCEPTIONS
You will not pay initial sales charges on the following:

o Purchases of A-Class Shares of the Rydex Money Market Fund, which are offered in a separate prospectus.

o A-Class Shares purchased by reinvesting dividends and distributions.

o When exchanging A-Class Shares of one Rydex Fund for A-Class Shares of another Rydex Fund, unless you are exchanging A-Class Shares of the Money Market Fund that have not previously been subject to a sales charge.


SALES CHARGES
--------------------------------------------------------------------------------
C-CLASS SHARES
C-Class Shares are sold at NAV, without any up-front sales charge, so that the full amount of your purchase is invested in the Fund. However, if you sell your shares within 12 months of purchase, you will normally have to pay a 1.00% contingent deferred sales charge ("CDSC") based on your initial purchase price or current market value, whichever is lower. The CDSC is used to reimburse the Distributor for paying your financial intermediary a sales commission up to a total of 1.00% of the purchase price of your investment in connection with your initial purchase. If your intermediary has entered into arrangements with the Distributor to forego receipt of that initial 1.00% sales commission, the Fund will waive any otherwise applicable CDSC when you redeem your C-Class Shares. For more information about whether your broker-dealer has entered into such an arrangement, contact your intermediary directly.

WAIVER OF CDSC
The CDSC will be waived for the redemption of C-Class Shares:

     o purchased through a financial intermediary that has entered into arrangements with the Distributor to forego receipt of an initial sales commission;

     o purchased by reinvesting dividends;

     o following the death or disability of a shareholder; and

     o that, in the aggregate, do not exceed 10% of the current market value the Shares

The policy of waiving the CDSC for certain redemptions may be modified or discontinued, with respect to new shareholders, at any time.

BUYING FUND SHARES
--------------------------------------------------------------------------------

The Fund offers its shares continuously and investors may submit purchase orders to buy shares on any Business Day. However, Rydex reserves the right to reject or refuse, in whole or in part, any purchase order for Fund shares. Purchase orders, like any other share transaction, will be processed at the NAV next determined after your purchase order is received in good order.

PURCHASE PROCEDURES
The Fund offers you the option to submit purchase orders through your financial intermediary or send purchase orders by mail, fax or internet and send purchase proceeds by check, wire transfer or Automated Clearing House (ACH). The Fund does not accept cash or cash equivalents, such as travelers' checks, money orders, bearer bonds, government checks, third-party checks or credit card convenience checks. Cashiers checks, bank checks, official checks and treasurers' checks under $10,000 are also not accepted. You may buy shares and send your purchase proceeds by any of the methods described below:

------------------------------------------------------------------------------------------
                         INITIAL PURCHASE                   SUBSEQUENT PURCHASES
                 -------------------------------------------------------------------------
BY MAIL          Complete the account application  Complete the Rydex investment slip
IRA AND OTHER    that corresponds to the type of   included with your quarterly
RETIREMENT       account you are opening.          statement or send written purchase
ACCOUNTS         o MAKE SURE TO DESIGNATE WHICH    instructions that include:
REQUIRE          RYDEX FUND(S) YOU WANT TO         o YOUR NAME
ADDITIONAL       PURCHASE.                         o YOUR SHAREHOLDER ACCOUNT NUMBER
PAPERWORK.       o MAKE SURE YOUR INVESTMENT       o WHICH RYDEX FUND(S) YOU WANT TO
                 MEETS THE ACCOUNT MINIMUM.        PURCHASE.
CALL RYDEX
SHAREHOLDER      -------------------------------------------------------------------------
SERVICES TO                   Make your check payable to RYDEX INVESTMENTS.
REQUEST A        -------------------------------------------------------------------------
RETIREMENT         Your check must be drawn on a U.S. bank and payable in U.S. Dollars.
ACCOUNT          -------------------------------------------------------------------------
INVESTOR         Include the name of the Rydex Fund(s) you want to purchase on your check.
APPLICATION        IF YOU DO NOT SPECIFY WHICH RYDEX FUND(S) YOU WANT TO PURCHASE, YOUR
KIT.              INVESTMENT WILL BE CREDITED TO THE RYDEX U.S. GOVERNMENT MONEY MARKET
                             FUND, WHICH IS OFFERED IN A SEPARATE PROSPECTUS.
                 -------------------------------------------------------------------------
                  Mail your application and check        Mail your written purchase
                                to:                      instructions and check to:
                 -------------------------------------------------------------------------
                 MAILING ADDRESS:
                 Rydex Investments
                 Attn: Ops. Dept.
                 9601 Blackwell Road, Suite 500
                 Rockville, MD 20850
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                           INITIAL PURCHASE                  SUBSEQUENT PURCHASES
                  ------------------------------------------------------------------------
BY WIRE           Obtain an account number by        Be sure to designate in your wire
                  completing the account             instructions which Rydex Fund(s)
                  application that corresponds to    you want to purchase.
                  the type of account you are
RYDEX FAX NUMBER: opening. Then, fax or mail it to
301.296.5103      Rydex.
                  o MAKE SURE TO DESIGNATE WHICH
RYDEX             RYDEX FUND(S) YOU WANT TO
SHAREHOLDER       PURCHASE.
SERVICES PHONE    o MAKE SURE YOUR INVESTMENT MEETS
NUMBER:           THE ACCOUNT MINIMUM.
800.820.0888      ------------------------------------------------------------------------
OR                To obtain "same-day credit" (to get that Business Day's NAV)
301.296.5406      for your purchase order, YOU MUST CALL RYDEX SHAREHOLDER
                  SERVICES AND PROVIDE THE FOLLOWING INFORMATION PRIOR TO THE
                  TRANSACTION CUT-OFF TIME FOR THE RYDEX FUND(S) YOU ARE
                  PURCHASING:
                  o Account Number
                  o Fund Name
                  o Amount of Wire
                  o Fed Wire Reference Number (upon request)
                  You will receive a confirmation number to verify that your purchase order has been accepted.

                   IF YOU DO NOT NOTIFY RYDEX SHAREHOLDER SERVICES OF THE INCOMING WIRE,
                  YOUR PURCHASE ORDER WILL NOT BE PROCESSED UNTIL THE NEXT BUSINESS DAY.
                  ------------------------------------------------------------------------
                  WIRE INSTRUCTIONS:
                  U.S. Bank
                  Cincinnati, OH
                  Routing Number: 0420-00013
                  For Account of: Rydex Investments
                  Account Number: 48038-9030
                  [Your Name]
                  [Your shareholder account number]

                   IF YOU DO NOT SPECIFY WHICH RYDEX FUND(S) YOU WANT TO PURCHASE, YOUR
                   INVESTMENT WILL BE CREDITED TO THE RYDEX U.S. GOVERNMENT MONEY MARKET
                                                   FUND.
------------------------------------------------------------------------------------------
BY INTERNET        Follow the directions on the Rydex web site - www.rydexinvestments.com
(ACH)
------------------------------------------------------------------------------------------

CANCELLED PURCHASE ORDERS
Rydex will ordinarily cancel your purchase order under the following circumstances:

o if your bank does not honor your check for any reason

o if the transfer agent does not receive your wire transfer

o if the transfer agent does not receive your ACH transfer

o if your bank does not honor your ACH transfer

IF YOUR PURCHASE ORDER IS CANCELLED FOR ANY OF THESE REASONS, YOU WILL NOT BE ENTITLED TO BENEFIT FROM ANY INCREASE IN NAV THAT THE FUND MAY HAVE EXPERIENCED FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION. IN ADDITION, IF THE FUND'S NAV DECREASES IN VALUE FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION, THE FUND WILL HOLD YOU LIABLE FOR ANY LOSSES THAT IT INCURS AS A RESULT OF YOUR CANCELLED ORDER.

SELLING FUND SHARES
--------------------------------------------------------------------------------
The Fund redeems its shares continuously and you may sell all or any portion of your shares back to the Fund on any Business Day. Redemption orders, like any other share transaction, will be processed at the NAV next determined after your redemption order is received in good order by the transfer agent.

The Fund may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC. The Fund reserves the right to pay part of your redemption proceeds in liquid securities with a market value equal to the redemption price.

REDEMPTION PROCEDURES
The Fund offers you the option to send redemption orders by:

--------------------------------------------------------------------------------
        MAIL          Rydex Investments
                      Attn: Ops. Dept.
                      9601 Blackwell Road, Suite 500
                      Rockville, MD 20850
--------------------------------------------------------------------------------
         FAX          301.296.5103
                      If you send your redemption order by fax, you should call
                      Rydex shareholder services at 800.820.0888 or 301.296.5406 to verify that your fax was received.
--------------------------------------------------------------------------------
      TELEPHONE       800.820.0888 or 301.296.5406
--------------------------------------------------------------------------------

Whether you transmit your redemption order by mail, fax or telephone, you must include the following information in your redemption order:

o your name

o your shareholder account number

o Fund name(s)

o dollar amount or number of shares you would like to sell

o whether you want your sale proceeds sent to you by check, wire or ACH

o signature of account owner(s) (not required for telephone redemptions)

You may only place a redemption order if you are the registered owner of the account or the registered owner has given you written authorization to make redemptions from the account. You will receive a confirmation number for your redemption. Please retain it for your records.

DISTRIBUTIONS FROM QUALIFIED RETIREMENT ACCOUNTS
Distributions from your tax-qualified plan or individual retirement account
(IRA) may have adverse tax consequences to you. You should consult your tax adviser before redeeming shares and making distributions from your tax-qualified plan or IRA account. All requests for distributions of redemption proceeds from tax-qualified plan and IRA accounts must be in writing. All distributions from tax-qualified plans and IRAs are subject to tax withholding rules. You will receive more information about tax withholding in the distribution materials you receive from your tax-qualified plan or IRA.

RECEIVING YOUR REDEMPTION PROCEEDS
Your redemption proceeds normally will be sent within seven days of the transfer agent receiving your request. For redemption orders that settle on federal bank holidays, your redemption proceeds will be wired on the next Business Day following the holiday. FOR INVESTMENTS MADE BY CHECK OR ACH (NOT WIRE PURCHASES), PAYMENT OF REDEMPTION PROCEEDS MAY BE DELAYED UNTIL THE TRANSFER AGENT IS REASONABLY SATISFIED THAT YOUR CHECK HAS CLEARED. IT MAY TAKE UP TO 15 DAYS FOR YOUR CHECK TO CLEAR.

All redemptions will be mailed to your address of record, sent electronically via ACH or wired to your bank account of record. You may request overnight mail service for an additional fee. If you request payment of redemption proceeds to a third party or to a location other than your address of record or bank account of record, your redemption request must be IN WRITING AND MUST INCLUDE A SIGNATURE GUARANTEE.

--------------------------------------------------------------------------------
SIGNATURE GUARANTEES
Signature guarantees help protect you and your account against fraud. You can obtain a signature guarantee at most banks and financial intermediaries. A notary public cannot provide a signature guarantee. You may not use fax to transmit a signature guarantee to the Fund.
--------------------------------------------------------------------------------

REDEMPTION FEES
In an effort to discourage short-term trading and defray costs incurred by the Fund and its long-term shareholders as a result, the Fund asseses a 1.00% redemption fee on redemptions of shares that have been held for less than thirty
(30) days. The fee is deducted from the sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Fund. The fee does not apply to shares purchased with reinvested dividends or distributions. In determining how long shares of the Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first. The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. The Fund requests that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to the Fund. However, the Fund recognizes that due to operational and systems limitations, intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund's. Therefore, to the extent that financial intermediaries are unable to collect the redemption fee, the Fund may not be able to defray the expenses associated with short-term trades made by that financial intermediary's customers.

The Fund reserves the right to waive the redemption fee in its discretion where the Fund believes such waiver is in the best interests of the Fund, including certain categories of redemptions that the Fund reasonably believes may not raise frequent trading or market timing concerns or where the financial intermediary's processing systems are unable to properly apply the redemption fee. These categories currently include: (i) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) systematic redemptions, (v) retirement loans and withdrawals, and (vi) redemptions in accounts participating in certain approved asset allocation programs.

EXCHANGING FUND SHARES
--------------------------------------------------------------------------------
An exchange is when you sell shares of one Rydex Fund and use the proceeds from that sale to purchase shares of another Rydex Fund. Investors may make exchanges on any Business Day of H-Class Shares of any Rydex Fund for H-Class, Investor Class or Advisor Class Shares of any other Rydex Fund, on the basis of the respective net asset values of the shares involved. Exchange requests, like any other share transaction, will be processed at the NAV next determined after your exchange order is received in good order. Exchanges involving other Rydex Funds not included in this Prospectus may be subject to transaction cut-off times. All exchange requests must be received by the Fund's transfer agent prior to the cut-off time of the Fund you are exchanging out of or the Fund you are exchanging into, whichever is earlier, to be processed at that Business Day's NAV. See "Exchanges with other Rydex Funds" below for additional information. The exchange privilege may be modified or discontinued at any time.

EXCHANGE PROCEDURES
The Fund offers you the option to send exchange requests by:

--------------------------------------------------------------------------------
                     Rydex Investments
                     Attn: Ops. Dept.
        MAIL         9601 Blackwell Road, Suite 500
                     Rockville, MD 20850
--------------------------------------------------------------------------------
                     301.296.5103
        FAX          If you send your exchange request by fax, you should call
                     Rydex shareholder services at 800.820.0888 to verify that
                     your fax was received.
--------------------------------------------------------------------------------
     TELEPHONE       800.820.0888 OR 301.296.5406
--------------------------------------------------------------------------------
      INTERNET       Follow the directions on the Rydex web site -
                     www.rydexinvestments.com
--------------------------------------------------------------------------------

Whether you transmit your exchange request by mail, fax, telephone or internet, you must include the following information in your exchange request:

o your name

o your shareholder account number

o Fund name(s) you are exchanging out of (selling) and Fund name(s) you are exchanging in to (buying)

o dollar amount, number of shares or percentage of Fund position involved in the exchange

o signature of account owner(s) (not required for telephone or internet exchanges)

You may only place exchange orders if you are the registered owner of the account or the registered owner has given you written authorization to trade the account. You will receive a confirmation number for your exchange. Please retain it for your records.

EXCHANGES WITH OTHER RYDEX FUNDS
Investors may make exchanges on any Business Day of A-Class Shares or C-Class Shares of the Fund for A-Class or C-Class Shares of any Rydex Fund not offered in this Prospectus. The Rydex Funds are separate mutual funds offered through separate prospectuses. While most Rydex Funds offer unlimited exchange privileges with no minimum holding periods or transaction fees, the Fund does not allow unlimited trading. If you are contemplating an exchange for shares of any Rydex Fund not described in this Prospectus, you should obtain and review that fund's current prospectus before making the exchange. You can obtain a prospectus for any Rydex Fund not described in this Prospectus by calling
800.820.0888 or 301.296.5406 or visiting the Rydex web site at www.rydexinvestments.com.

RYDEX ACCOUNT POLICIES
--------------------------------------------------------------------------------

SHAREHOLDER IDENTIFICATION AND VERIFICATION
Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open corporate accounts or other entity. The Fund may use this information to attempt to verify your identity. The Fund may not be able to establish an account if the necessary information is not received. The Fund may also place limits on account transactions while it is in the process of attempting to verify your identity. Additionally, if the Fund is unable to verify your identity after your account is established, the Fund may be required to redeem your shares and close your account.

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

CHANGES TO YOUR ACCOUNT
For information on what is required to make changes and/or additions to your account, please visit the Rydex web site at www.rydexinvestments.com or call
800.820.0888 or 301.296.5406. If you own shares that are registered in your intermediary's name, and you want to transfer the registration to another intermediary or want the shares registered in your name, then you should contact your intermediary for instructions on how to make this change.

TRANSACTIONS OVER TELEPHONE OR INTERNET
Internet and telephone transactions are extremely convenient, but are not risk free. To ensure that your internet and telephone transactions are safe, secure, and as risk-free as possible, the Fund has instituted certain safeguards and procedures for determining the identity of web site users (including the use of secure passwords and 128-bit encryption technology) and telephone callers and authenticity of instructions. As a result, neither the Fund nor its transfer agent will be responsible for any loss, liability, cost, or expense for following internet, telephone or wire instructions they reasonably believe to be genuine. If you or your intermediaries make exchange requests by telephone or internet, you will generally bear the risk of any loss. Neither the Fund, nor its transfer agent, are responsible for internet transactions that are not received.

During periods of unusually high market activity or other times, it may be difficult to reach Rydex by telephone or access our internet site. Rydex and its affiliates will not be liable for any losses resulting from a cause over which Rydex or its affiliates does not have direct control, including but not limited to the failure of electronic or mechanical equipment or communication lines, telephone or other interconnect problems (E.G. if you are unable to access your online service provider), input errors on the internet, severe weather, earthquakes, floods and strikes or other labor problems. If you are not able to reach Rydex by your regular medium, consider sending written instructions.

STATEMENTS & CONFIRMATIONS
You will receive statements and trade confirmations of your investment transactions. You may elect to suppress trade confirmations by requesting this option in writing or via the internet. You may choose to receive your confirmations and/or statements either by mail or electronically.

eDELIVERY SERVICES
eDelivery offers shareholders the convenience of receiving all communications (such as trade confirmations, statements, prospectuses and shareholder reports, etc.) from the Fund through the web via email notification. For more information on eDelivery, please visit the Rydex web site at www.rydexinvestments.com. The Fund reserves the right to discontinue your eDelivery service if two (2) or more e-mail notices are returned as undeliverable.

SERVICE AND OTHER FEES
Rydex may charge the following administrative fees for services associated with the following:

o $15 for wire transfers of redemption proceeds under $5,000

o $50 on purchase checks returned for insufficient funds

o $25 to stop payment of a redemption check within 10 Business Days of the settlement date

o $15 for standard overnight packages (fee may be higher for special delivery options)

o $25 for bounced draft checks or ACH transactions

Rydex reserves the right to change any of these fees or add additional service fees at any time.

RETIREMENT ACCOUNT FEES
Certain retirement plans such as IRA, Roth IRA and 403(b) accounts, are charged an annual $15 maintenance fee. Upon liquidating your retirement account, a $15 account-closing fee will be taken from the proceeds of your redemption.

ACTIVE INVESTORS AND MARKET TIMING
Unlike most other Rydex Funds, the Fund is not suitable for purchase by active investors. The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. Consequently, the Board of Trustees has adopted policies and procedures designed to prevent frequent purchases and redemptions of shares of the Fund.

Rydex will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this Prospectus and approved by the Fund's Board of Trustees. The Board of Trustees has approved a redemption fee of 1% of the total redemption amount to be imposed uniformly on all Fund shares redeemed within thirty (30) days of buying them (either by purchase or exchange) subject to the limitations discussed below. For purposes of applying the Fund's policies, Rydex may consider the trading history of accounts under common ownership or control. In addition, the Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if Rydex reasonably believes that the trading activity would be harmful or disruptive to the Fund.

Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur, particularly with respect to trades placed by shareholders that invest in the Fund through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Fund's access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, the Fund cannot assure that its policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and as a result frequent trading could adversely affect the Fund and its long-term shareholders as discussed above.

RIGHTS RESERVED BY THE FUND
The Fund reserves the right to close your account in cases of suspected fraudulent or illegal activity. This action may be taken when, in the sole discretion of Fund management, it is deemed to be in the best interest of the Fund or in cases where the Fund isequested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.


DISTRIBUTION AND SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

A-CLASS SHARES
The Fund has adopted a Distribution Plan (the "Plan") applicable to A-Class Shares that allows the Fund to pay distribution fees to Rydex Distributors, Inc. (the "Distributor") and other firms that provide distribution services ("Service Providers"). The Fund will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Distributor generally will, in turn, pay the Service Provider out of its fees. Because the Fund pays these fees out of assets on an ongoing basis, over time these fees will increase the cost of your investment in the Fund and may cost you more than other types of sales charges.

C-CLASS SHARES
The Fund has adopted a Distribution and Shareholder Services Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the "C-Class Plan") applicable to C-Class Shares that allows the Fund to pay annual distribution and service fees of 1.00% of the Fund's average daily net assets. The annual 0.75% distribution fee reimburses Rydex Distributors, Inc. (the "Distributor") for paying your intermediary an on-going sales commission. The annual 0.25% service fee compensates your intermediary for providing on-going services to you. The Distributor advances the first year's distribution and service fees, and retains the distribution and service fees on accounts with no authorized intermediary of record. Because the Fund pays these fees out of assets on an on-going basis, over time these fees will increase the cost of your investment in the Fund and may cost you more than other types of sales charges.

COMPENSATION TO DEALERS
Rydex Investments, at its expense, may provide compensation to financial intermediaries for the sale of Fund shares. These payments may be made, at the discretion of Rydex Investments, to certain dealers who have sold shares of the Rydex Funds. The level of payments made to dealers will generally vary, but may be significant. These payments may provide an incentive for dealers to sell shares of the Rydex Funds and promote the retention of their customer's assets in the Fund. Any payments described above will not change the price paid by investors for the purchase of the applicable Rydex Fund's shares or the amount that any particular Rydex Fund will receive as proceeds from such sales. Rydex Investments determines the extent of such payments in its sole discretion in response to requests from dealer firms, based on factors it deems relevant, such as the dealer's sales, assets, share class utilized and the quality of the dealer's relationship with Rydex Investments. Rydex Investments periodically determines the advisability of continuing these payments. Rydex Investments may also pay expenses associated with meetings that facilitate educating financial advisers and shareholders about the Rydex Funds that are conducted by dealers.


DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

TIMING OF PAYMENTS
Income dividends, if any, are paid at least annually by the Fund. If you own Fund shares on the Fund's record date, you will be entitled to receive the dividend. The Fund may declare and pay dividends on the same date. The Fund makes distributions of capital gains, if any, at least annually. The Fund, however, may declare a special capital gains distribution if the Board of Trustees believes that such a distribution would be in the best interests of the shareholders of the Fund.

DIVIDEND PAYMENT OPTIONS
Dividends and distributions will be paid in the form of additional Fund shares unless you have elected to receive payment in cash. If you did not elect to receive cash payments of dividends and distributions on your application, you must notify the Fund in writing to change your election prior to the date of the next distribution. Your election will become effective for dividends paid after the Fund receives your written notice. To cancel your election, simply send written notice to the Fund. Dividends and distributions with values of $10 or less may be automatically reinvested.

TAX INFORMATION
--------------------------------------------------------------------------------

The following is a summary of some important tax issues that affect the Fund and its shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of the Fund, or the tax consequences of an investment in the Fund. MORE INFORMATION ABOUT TAXES IS LOCATED IN THE SAI. YOU ARE URGED TO CONSULT YOUR TAX ADVISER REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES.

TAX STATUS OF THE FUND
The Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded regulated investment companies. As long as the Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

TAX STATUS OF DISTRIBUTIONS
o The Fund will, at least annually, distribute substantially all of its net investment income and net capital gains income.

o The income dividends and short-term capital gains distributions you receive from the Fund will be taxed as either ordinary income or qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income.

o Any long-term capital gains distributions you receive from the Fund are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are currently taxed at a maximum rate of 15%.

o Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

o Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

o Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations.

o Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by the Fund for more than one year.

o Distributions paid in January but declared by the Fund in October, November or December of the previous year may be taxable to you in the previous year.

o The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year.

o If you hold your shares in a tax-qualified retirement account, you generally will not be subject to federal taxation on Fund distributions until you begin receiving distributions from your retirement account. You should consult your tax adviser regarding the tax rules that apply to your retirement account.

TAX STATUS OF SHARE TRANSACTIONS
EACH SALE, EXCHANGE, OR REDEMPTION OF FUND SHARES MAY BE A TAXABLE EVENT TO YOU. For tax purposes, an exchange of Fund shares for shares of a different Rydex Fund is treated the same as a sale. You should consider the tax consequences of any redemption or exchange before making such a request, especially with respect to redemptions if you invest in the Fund through a tax-qualified retirement plan.


STATE TAX CONSIDERATIONS
The Fund is not liable for any income or franchise tax in Delaware as long as it qualifies as a regulated investment company for federal income tax purposes. In addition to federal taxes, distributions by the Fund and ownership of Fund shares may be subject to state and local taxes. You should consult your tax adviser regarding how state and local tax laws affect your investment in Fund shares.

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISOR
Rydex Investments (the "Advisor"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, serves as investment adviser and manager of the Fund. The Advisor has served as the investment adviser of the Rydex Series Funds since its inception in 1993, and also serves as sub-adviser to several other mutual funds.

The Advisor makes investment decisions for the assets of the Fund and continuously reviews, supervises, and administers the Fund's investment program. The Board of Trustees of the Trust supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Under an investment advisory agreement between the Trust and the Advisor, the Fund will pay the Advisor a fee at an annualized rate based on the average daily net assets for the Fund, as set forth below:

FUND                                                                ADVISORY FEE
--------------------------------------------------------------------------------
Market Neutral Fund                                                        1.15%

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the member of the Board of Trustees who are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

As part of its agreement with the Trust, the Advisor will pay all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with execution of portfolio transactions, short dividend expenses, and extraordinary expenses.

PORTFOLIO MANAGEMENT

The Fund is managed by a team of investment professionals. The following portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund. Each of the following portfolio managers is a member of Rydex's Investment Leadership Team and together they share final portfolio management decision-making authority.

MICHAEL P. BYRUM, CFA, has been associated with Rydex Investments since the Advisor was founded in 1993. Mr. Byrum was named the President of Rydex Investments in 2004 and has served as Chief Investment Officer of Rydex Investments since 2000. During this time, he has played a key role in the development of the firm's investment strategies and product offerings. As Senior Portfolio Manager, Mr. Byrum was instrumental in the launch of the OTC, Precious Metals, U.S. Government Bond, Ursa and Arktos Funds, and helped to create the Rydex Sector Funds. He was named Vice President of Portfolio for Rydex Investments in 1998, and Executive Vice President in 2000. Prior to joining Rydex, Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio. Mr. Byrum has co-managed the Fund since its inception.


JAMES R. KING, CFA, joined Rydex in 1996 and was promoted to assistant portfolio manager in 1997. In 1998, he became a portfolio manager and was promoted in 2001 to senior portfolio manager and currently serves as director of portfolio management. Mr. King has served as an interim director of equity trading and investment operations. Currently, Mr. King's team manages all of the Rydex leveraged and inverse funds, as well as Rydex Sector Rotation Fund. Mr. King is a member of Rydex's Investment Leadership Team, which determines investment policy for all Rydex Funds. Prior to joining Rydex, he worked as a registered representative at DMG Securities. He holds a degree in finance from the University of Maryland. Mr. King has co-managed the Fund since its inception.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund is available in the SAI.

         ADDITIONAL INFORMATION ABOUT THE FUND IS INCLUDED IN THE TRUST'S SAI DATED SEPTEMBER 1, 2005, WHICH CONTAINS MORE DETAILED INFORMATION ABOUT THE FUND. THE SAI HAS BEEN FILED WITH THE SEC AND IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS AND, THEREFORE, LEGALLY FORMS A PART OF THIS PROSPECTUS. THE SEC MAINTAINS THE EDGAR DATABASE ON ITS WEB SITE ("HTTP://WWW.SEC.GOV") THAT CONTAINS EACH SAI, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SEC. YOU MAY ALSO REVIEW AND COPY DOCUMENTS AT THE SEC PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. (FOR INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM, CALL 202.942.8090). YOU MAY REQUEST DOCUMENTS BY MAIL FROM THE SEC, UPON PAYMENT OF A DUPLICATION FEE, BY WRITING TO: SECURITIES AND EXCHANGE COMMISSION, PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102. YOU MAY ALSO OBTAIN THIS INFORMATION UPON PAYMENT OF A DUPLICATION FEE, BY EMAILING THE SEC AT THE FOLLOWING ADDRESS: PUBLICINFO@SEC.GOV.

         YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS, WITHOUT CHARGE BY CALLING 800.820.0888 OR 301.296.5100, VISITING THE RYDEX WEB SITE AT WWW.RYDEXINVESTMENTS.COM, OR WRITING TO RYDEX SERIES FUNDS, AT 9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850. ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS IS AVAILABLE IN THE ANNUAL AND SEMI-ANNUAL REPORTS. ALSO, IN THE TRUST'S ANNUAL REPORT, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING ITS LAST FISCAL YEAR.

         NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE TRUST'S SAI IN CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE TRUST OR RYDEX INVESTMENTS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.

         THE TRUST'S SEC REGISTRATION NUMBER IS 811-07584.

(LOGO)
RYDEXINVESTMENTS
ESSENTIAL FOR MODERN MARKETS(TM)
[GRAPHIC OMITTED]

9601 Blackwell Road
Suite 500
Rockville, MD 20850
800.820.0888
www.rydexinvestments.com

                                                              RYDEX SERIES FUNDS
                                     H-CLASS SHARES PROSPECTUS SEPTEMBER 1, 2005


                                                             MARKET NEUTRAL FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE TRUST'S SHARES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                                               (LOGO)
                                                               RYDEX(R)
                                                               [GRAPHIC OMITTED]

TABLE OF CONTENTS
-----------------

         RYDEX SERIES FUNDS OVERVIEW                               3
              Market Neutral Fund                                  4

         INVESTMENTS AND RISKS                                     8

         SHAREHOLDER INFORMATION                                  17

         TRANSACTION INFORMATION                                  18

         BUYING FUND SHARES                                       20

         SELLING FUND SHARES                                      22

         EXCHANGING FUND SHARES                                   24

         RYDEX ACCOUNT POLICIES                                   26

         DISTRIBUTION AND SHAREHOLDER SERVICES                    30

         DIVIDENDS AND DISTRIBUTIONS                              30

         TAX INFORMATION                                          32

         MANAGEMENT OF THE FUND                                   34

                               RYDEX SERIES FUNDS

                                 H-CLASS SHARES
            9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850
             800.820.0888 o 301.296.5100 o WWW.RYDEXINVESTMENTS.COM


Rydex Series Funds (the "Trust") is a mutual fund complex offering professionally managed investment portfolios. This Prospectus describes the Market Neutral Fund (the "Fund").


H-Class Shares of the Fund are sold principally to clients of professional money managers ("financial intermediaries") and to investors who take part in certain strategic and tactical asset allocation investment programs. Investors may exchange shares of the Fund through the Rydex web site - www.rydexinvestments.com - and over the phone.

RISKS OF INVESTING IN THE FUND

The value of the Fund may fluctuate. In addition, Fund shares:

o MAY DECLINE IN VALUE, AND YOU MAY LOSE MONEY

o ARE NOT FEDERALLY INSURED

o ARE NOT GUARANTEED BY ANY GOVERNMENT AGENCY

o ARE NOT BANK DEPOSITS

o ARE NOT GUARANTEED TO ACHIEVE THEIR OBJECTIVES

MARKET NEUTRAL FUND
--------------------------------------------------------------------------------

FUND OBJECTIVE
The Market Neutral Fund seeks to provide capital appreciation consistent with the return and risk characteristics of the equity market neutral hedge fund universe.

PRINCIPAL INVESTMENT STRATEGY
The Market Neutral Fund employs a proprietary quantitative style analysis to drive an investment strategy designed to provide investment returns similar to the returns produced by well-established investment strategies widely employed by equity market neutral hedge funds.

The Fund pursues its investment objective by allocating capital to gain exposure to non-directional positions including, but not limited to, the following:

     NON-DIRECTIONAL POSITIONS - MARKET NEUTRAL INVESTMENT STRATEGIES

o Market Neutral Value              - an equity portfolio consisting of value
                                    stocks and short positions in non-value
                                    stocks

o Market Neutral Growth             - an equity portfolio consisting of growth
                                    stocks and short positions in non-growth stocks

o Market Neutral Momentum           - an equity portfolio consisting of stocks
                                    that exhibit strong price momentum and short positions in stocks that exhibit weak price momentum

o Market Neutral Capitalization     - an equity portfolio consisting of
                                    small-cap stocks and short positions in
                                    large-cap stocks

o Merger Arbitrage Spreads          - an equity portfolio consisting of acquired
                                    stocks and short positions in acquiring
                                    stocks

The Fund may use moderate leverage subject to internally imposed investment constraints that are more restrictive than those imposed by the federal securities laws and designed to limit the amount of loss resulting from such leverage. The Fund's use of non-directional positions and internal investment controls result in a portfolio of assets designed to provide appropriate equity market neutral hedge fund portfolio characteristics as well as providing risk diversification. The Fund expects to maintain approximately equal dollar amounts invested in long and short positions.

The Fund invests in a broad mix of financial assets including U.S. and foreign equities of any capitalization range, futures, options and swap agreements. The Fund may hold U.S. Government securities or cash equivalents to collateralize its derivative positions. The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.


PRINCIPAL RISKS
The Market Neutral Fund is subject to a number of risks that may affect the value of its shares, including:

MANAGEMENT STYLE RISK - The Fund is subject to the risk that the Advisor may not be able to achieve market neutrality because its strategy failed to produce the intended results or because the Advisor did not implement its strategy properly. As a result, the Fund may be exposed to market risk and subsequent fluctuations in the Fund's value due to market conditions.


FOREIGN CURRENCY RISK - The Fund's exposure to foreign currencies subject the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Fund's exposure to foreign currency may reduce the returns of the Fund.

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and equity derivatives, such as futures and options contracts, may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

FIXED INCOME RISK - The Fund's fixed income investments will change in value in response to interest rate changes and other factors. In addition, the value of securities with longer maturities will fluctuate more in response to interest rate changes.

FOREIGN SECURITIES RISK - Investments in securities of foreign companies can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments could adversely affect investment in foreign countries. Foreign companies generally are not subject to accounting, auditing, and financial reporting standards comparable to those applicable to U.S. companies.

DERIVATIVES RISK - The Fund's use of equity derivatives such as futures, options and swap agreements to pursue it's investment objectives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks may cause the Fund to experience higher losses than a fund that does not use derivatives.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments.


SWAP COUNTERPARTY CREDIT RISK - The Fund is subject to credit risk on the amount it expects to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.

SMALL AND MEDIUM ISSUER RISK - Small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group. These securities may trade over-the-counter or listed on an exchange and may or may not pay dividends.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.


NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund.

PORTFOLIO TURNOVER RISK - Due to its investment strategy, the Fund may buy and sell securities frequently. Higher portfolio turnover may result in higher transactional costs and short-term capital gains that will be treated as ordinary income for tax purposes. As a result, portfolio turnover may have a negative effect on the Fund's performance.


PERFORMANCE
The Market Neutral Fund is new and therefore does not have a performance history for a full calendar year.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold H-Class Shares of the Market Neutral Fund.

SHAREHOLDER FEES (fees paid directly from your investment)*

REDEMPTION/EXCHANGE FEE ON SHARES OWNED LESS THAN 30 DAYS (as a
percentage of amount redeemed)**                                           1.00%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from
Fund assets)

MANAGEMENT FEES                                                            1.15%

DISTRIBUTION AND SHAREHOLDER SERVICE (12b-1) FEES                          0.25%

OTHER EXPENSES***
     SHORT DIVIDEND EXPENSES****                                           2.00%

TOTAL ANNUAL FUND OPERATING EXPENSES                                       3.40%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.
**THE FUND WILL CHARGE SHAREHOLDERS A REDEMPTION FEE WHEN THEY REDEEM SHARES HELD FOR LESS THAN THIRTY DAYS. FOR MORE INFORMATION, SEE "REDEMPTION FEES."

*** THE ADVISOR HAS CONTRACTUALLY AGREED TO PAY ALL OPERATING EXPENSES OF THE FUND, EXCLUDING INTEREST EXPENSE AND TAXES (EXPECTED TO BE DE MINIMIS), BROKERAGE COMMISSIONS AND OTHER EXPENSES CONNECTED WITH THE EXECUTION OF PORTFOLIO TRANSACTIONS, SHORT DIVIDEND EXPENSES, AND EXTRAORDINARY EXPENSES. **** SHORT DIVIDEND EXPENSES ARE ESTIMATED.

IMPORTANT INFORMATION REGARDING STATED EXPENSES - Short Dividend Expense occurs because the Fund short-sells the equity security to gain the inverse exposure necessary to meet its investment objective. The Fund must pay out the dividend rate of the equity security to the purchaser and records this as an expense. However, any such dividend on a security sold short generally reduces the market value of the shorted security - thus increasing the Fund's unrealized gain or reducing the Fund's unrealized loss on its short sale transaction. Short Dividend Expense is not a fee charged to the shareholder by the Advisor or other service provider. Rather it is more similar to the transaction costs or capital expenditures associated with the day-to-day management of any mutual fund. If these costs had been treated as transaction costs or capital items rather than as expenses, the expense ratio for H-Class Shares would have equaled 1.40%.


EXAMPLE
This Example is intended to help you compare the cost of investing in the H-Class Shares of the Market Neutral Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


MARKET NEUTRAL FUND                                       1 YEAR       3 YEARS
--------------------------------------------------------------------------------
H-Class                                                    $357        $1,086

MORE INFORMATION ABOUT THE FUND
--------------------------------------------------------------------------------
INVESTMENTS AND RISKS

ADVISOR'S INVESTMENT METHODOLOGY
As the result of market observations and internal and external research, Rydex Investments (the "Advisor") believes that aggregate hedge fund performance is largely driven by exposure to well recognized structural investment strategies or "Beta." Beta is commonly referred to as market risk. To better understand this concept, the Advisor offers an expanded definition: Beta is exposure to any systematic risk for which the investor expects to be rewarded over time. In this context, the Advisor considers exposure to both directional positions (E.G., equities and fixed income) and non-directional positions (E.G., value and corporate default) as Beta. Although hedge fund exposure to these positions varies over time, their exposure to them, in aggregate, and the investment returns provided by the exposure have historically been stable. The conclusion of the Advisor's research is that aggregate hedge fund returns are replicable through exposure to these structural investment positions and, therefore, can be delivered in a mutual fund.

The Fund employs a proprietary quantitative model that uses a style analysis of the returns of the appropriate hedge fund universe. This style analysis compares the returns of the appropriate hedge fund universe with the returns of various directional and non-directional positions. Based on the results of this analysis, historical research and market insights, the Advisor constructs a portfolio mix of directional and non-directional positions that best replicates the return, risk and correlation characteristics of the appropriate hedge fund universe. The Advisor anticipates adding and subtracting directional and non-directional positions over time based on continuing research of hedge fund returns.

Directional and Non-Directional Positions

A directional position is designed to have a high correlation with market returns. The Advisor selects securities to achieve particular directional positions using a quantitative model to identify those securities with high measures of liquidity and correlation to the appropriate market, E.G., the Advisor may use S&P 500 futures to achieve a directional exposure to the equities market. Directional positions have market risk and are exposed to market movements. The Fund will predominately have a long exposure to directional positions. There may be times that the Fund will have a short exposure to directional positions. The Fund uses some, or all, of the following directional positions:

o An EQUITIES position involves investment in a basket of stocks or derivatives thereof, such as index futures.

o A FIXED INCOME position involves investment in a basket of U.S. Government securities or bond futures.

o  A COMMODITIES position involves investment in commodity indices.

o A CURRENCIES position involves investment in a basket of foreign currencies such as, but not limited to, the Euro, Japanese Yen, British Pound, Canadian Dollar, Swedish Krona and Swiss Franc.

o A COVERED CALL OPTIONS position involves investment in written call options on underlying securities which the Fund already owns.

o A LONG OPTIONS position involves investment in long call or put options. A long call option provides upside profit potential while limiting downside exposure. A long put option provides downside profit potential while limiting upside exposure.

A non-directional position is designed to have a low correlation with market returns. Non-directional positions attempt to profit by exploiting structural mispricings in the financial markets. Non-directional investment strategies are market neutral in nature and, if executed successfully, have limited market exposure. The Fund will predominately have a long exposure to non-directional positions. There may be times that the Fund will have a short exposure to non-directional positions. The Fund uses some, or all, of the following non-directional positions:

o A MARKET NEUTRAL VALUE position involves investment in a basket of stocks that exhibit traditional value characteristics and simultaneously selling short a basket of stocks that exhibit non-value characteristics.

   Traditional value characteristics include, but are not limited to, high book-to-price ratios, high earnings-to-price ratios and high cash flow-to-price ratios. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

o A MARKET NEUTRAL GROWTH position involves investment in a basket of stocks that exhibit traditional growth characteristics and simultaneously selling short a basket of stocks that exhibit non-growth characteristics. Traditional growth characteristics include, but are not limited to, high earnings growth and high cash flow growth. The portfolio is formed such that long and short positions are approximately equal and has limited market exposure.

o A MARKET NEUTRAL MOMENTUM position involves investment in a basket of stocks that exhibit strong price momentum and simultaneously selling short a basket of stocks that exhibit weak price momentum. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

o A MARKET NEUTRAL CAPITALIZATION position involves investment in a basket of small-capitalization stocks and simultaneously selling short a basket of large-capitalization stocks. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

o A MERGER ARBITRAGE SPREADS position involves investment in a basket of stocks that are being acquired and simultaneously selling short a basket of stocks that are making the acquisitions. The portfolio is formed such that the dollar amount of long and short positions are approximately equal and has limited market exposure.

o A DURATION NEUTRAL TERM SPREADS position involves investment in long 10-year U.S. Government securities and simultaneously selling short 2-year U.S. Government securities. The portfolio is duration-adjusted such that the duration of both long and positions are approximately equal and has limited market exposure.

o A DURATION NEUTRAL DEFAULT SPREADS position involves investment in a basket of corporate bonds and simultaneously selling short U.S. Government securities of similar duration. The portfolio is formed such that the duration of both long and short positions are approximately equal and has limited market exposure.

OTHER INVESTMENT PRACTICES AND STRATEGIES
Please see the Fund's Statement of Additional Information (the "SAI") for a more complete list of portfolio investment strategies, permitted investments and related risks.

PRINCIPAL RISKS OF INVESTING IN THE FUND
As indicated below, the Fund is subject to a number of risks that may affect the value of the Fund's shares.

EQUITY RISK -Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities and equity derivatives may fluctuate drastically from day to day. This price volatility is the principal risk of investing in equity securities. Because of their link to the equity markets and use of leverage, an investment in the Fund may be more suitable for investors who can bear the risk of short-term principal fluctuations, which at times may be significant.

FIXED INCOME RISK - The market value of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

FOREIGN SECURITIES RISK - Investing in securities of foreign companies may involve risks not typically associated with investing in U.S. companies. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

FOREIGN CURRENCY RISK - The Fund's investments in securities denominated in foreign currencies are subject to currency risk. Currency risks include the following:
o The value of the Fund's assets measured in U.S. Dollars may be affected by changes in currency exchange rates and exchange control regulations.
o The Fund may incur transaction costs in connection with conversions between various currencies.

Under normal circumstances, the Fund does not plan to hedge against the risks of variation in currency exchange rates relative to the U.S. Dollar. As a result, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar.

FUTURES AND OPTIONS RISK - The Fund may invest a percentage of its assets in futures and options contracts. The Fund may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Fund will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below:

     FUTURES CONTRACTS - Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

     OPTIONS - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund may cover its positions by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Fund may cover its position by maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the Fund.

     The risks associated with the Fund's use of futures and options contracts include:

     o The Fund may experience losses over certain ranges in the market that may exceed losses experienced by funds that do not use futures contracts and options.

     o There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures.

     o Although the Fund will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract. As a result, the Fund may be unable to close out its futures contracts at a time which is advantageous.

     o Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

     o Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

NON-DIVERSIFICATION RISK - Since the Fund is non-diversified, the Fund may invest in the securities of a limited number of issuers. To the extent that the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence.

SWAP COUNTERPARTY CREDIT RISK - The Fund may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to a particular group of stocks or to an index of stocks without actually purchasing those stocks, or to hedge a position. The Fund will use short-term swap agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. The Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. The use of equity swaps involves risks that are different from those associated with ordinary portfolio securities transactions. Swap agreements may be considered to be illiquid. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

PORTFOLIO TURNOVER RISK - The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders.

EARLY CLOSING RISK - The normal close of trading of securities listed on NASDAQ and the New York Stock Exchange ("NYSE") is 4:00 p.m., Eastern Time. Unanticipated early closings may result in the Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when the Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.

TRADING HALT RISK - The Fund typically will hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange ("CME"), have established limits on how much an option or futures contract may decline over various time periods within a day. If an option or futures contract's price declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objectives. In such an event, the Fund also may be required to use a "fair-value" method to price its outstanding contracts.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's needs for immediate cash or other liquidity. The Fund's investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund's open short positions. These expenses negatively impact the performance of the Fund. For example, when the Fund short sells an interest-bearing security, such as a bond, it is obligated to pay the interest on the security it has sold. This cost is partially offset by the interest earned by the Fund on the investment of the cash generated by the short sale. Similarly, when the Fund short sells an equity security that pays a dividend, it is obligated to pay the dividend on the security it has sold. However, a dividend paid on a security sold short generally reduces the market value of the shorted security and thus, increases the Fund's unrealized gain or reduces the Fund's unrealized loss on its short sale transaction. To the extent that the interest rate and/or dividend that the Fund is obligated to pay is greater than the interest earned by the Fund on investments, the performance of the Fund will be negatively impacted. These types of short sales expenses are sometimes referred to as the "negative cost of carry," and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale.

SMALL AND MEDIUM ISSUER RISK - Small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon relatively small management groups. These securities may trade over-the-counter or listed on an exchange and may or may not pay dividends.


PORTFOLIO HOLDINGS
A description of the Fund's policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI.

INVESTING WITH RYDEX:
--------------------------------------------------------------------------------
SHAREHOLDER INFORMATION

H-Class Shares are offered directly through Rydex shareholder services and also through authorized securities brokers and other financial intermediaries.

OPENING YOUR ACCOUNT
You will need to open a Rydex shareholder account to make share transactions - buy, sell or exchange shares of the Fund. You can request an account application by calling Rydex shareholder services at 800.820.0888 or 301.296.5406 or simply download an application from the Rydex web site - www.rydexinvestments.com. For more information on opening an account, call Rydex shareholder services at
800.820.0888 or 301.296.5406 or visit www.rydexinvestments.com.

The type of application you will need depends on the type of account you want to open. For example, if you are opening a retirement account, such as an IRA, you will need a different application than you would if you were opening a regular account. When you call Rydex to request an account application, be sure to let the shareholder services representative know what type of account you want to open to ensure that you receive the correct application.

If you open your account through a broker or other financial intermediary, your financial intermediary will ordinarily assist you in completing the necessary application to open your account with Rydex.

--------------------------------------------------------------------------------
  MINIMUM AMOUNTS
  The minimum initial investment amount and minimum account balance for H-Class Shares are:

  o $25,000 self-directed accounts (INCLUDING RETIREMENT ACCOUNTS)
  o $15,000 for accounts managed by a financial professional

  For new IRA accounts to meet H-Class Shares' minimum investment amount requirements, you must transfer an existing IRA (or multiple IRAs) to open an IRA account with Rydex

  There are no minimum amounts for subsequent investments in the Fund. Rydex reserves the right to modify its minimum account requirements at any time, with or without prior notice to you.
--------------------------------------------------------------------------------

TIPS TO SUCCESSFULLY COMPLETE YOUR ACCOUNT APPLICATION
o You must provide each account holder's social security number or tax ID number and date of birth on the application to avoid a delay in processing.

o Attach the title page and signature page of trust documents when establishing a trust account.

o When establishing an account for your corporation, partnership or self directed retirement plan, please indicate the correct account type to ensure proper tax reporting, and provide a copy of one of the following documents: registered articles of corporation, government-issued business license, partnership papers, plan documents or other official documentation that verifies the entity and lists the authorized individuals. Failure to provide this documentation may result in a delay in processing your application.

o You must provide a street address (Rydex does not accept P.O. Box(es), only addresses). If any joint owner has a different address than the account registration, please indicate what it is on the application.

o BE SURE TO SIGN THE APPLICATION.

TRANSACTION INFORMATION

This section provides important information about the procedures that you must follow when you buy, sell or exchange shares of the Fund. You may submit transaction orders to buy, sell or exchange Fund shares on any day that the NYSE is open for business (a "Business Day"). All shareholder transaction orders are processed at the NAV next determined after your transaction order is received with all of the necessary information, sometimes referred to as "good order," by the Fund's transfer agent, distributor, or authorized dealer. All shareholder transaction requests must be received in good order by the Fund's transfer agent, distributor, or authorized dealer prior to the close of normal trading on the NYSE, normally, 4:00 p.m., Eastern Time, in order to be processed at that Business Day's NAV.

------------------------------------------ -------------------------------------
         TRANSACTION ORDER METHOD                      CUT-OFF TIME
------------------------------------------ -------------------------------------
By Mail                                     Market Close
------------------------------------------ -------------------------------------
By Phone                                    Market Close
------------------------------------------ -------------------------------------
By Internet                                 Market Close
------------------------------------------ -------------------------------------
By Financial Intermediary                   Market Close*
------------------------------------------ -------------------------------------
*Each financial intermediary may have its own rules about share transactions, and may have different cut-off times for processing your transaction order.

--------------------------------------------------------------------------------
CALCULATING NAV
The price at which you buy, sell and exchange shares is the net asset value per share, which is also known as NAV.

The Fund calculates its NAV by:

o Taking the current market value of its total assets

o Subtracting any liabilities

o Dividing that amount by the total number of shares owned by shareholders

The Fund calculates NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). If the exchange or market where the Fund's securities or other investments are primarily traded closes early - such as on days in advance of holidays generally observed by participants in these markets - the Fund may calculate NAV as of the earlier closing time in accordance with the policies set forth in the Fund's SAI. These dates are listed in the SAI.

In calculating NAV, the Fund generally values its investment portfolio based on the market price of the securities as of the time the Fund determines NAV. If market prices are unavailable or the Fund thinks that they are unreliable, the Fund prices those securities at fair value as determined in good faith using methods approved by the Board of Trustees. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund's NAV calculation. The Fund may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes, but prior to the time as of which the Fund calculates NAV.

The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.
--------------------------------------------------------------------------------

EARLY TRANSACTION CUT-OFF TIMES
On any day that the Fund calculates NAV earlier than normal, as described above, Rydex reserves the right to advance the time on that day by which shareholder transaction orders must be received by the transfer agent.

TRANSACTIONS THROUGH YOUR FINANCIAL INTERMEDIARY
You will ordinarily submit your transaction orders through your financial intermediary or other securities dealer through which you opened your shareholder account. Your intermediary is responsible for ensuring that your transaction order is in good order and promptly transmitting your order to the Fund. Transaction orders received in good order by your intermediary or securities dealer will be processed at the Fund's NAV next determined.

Intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each intermediary also may have its own rules about share transactions, limits on the number of share transactions you are permitted to make in a given time period, and may have different cut-off times for processing your transaction order. For more information about your financial intermediary's rules and procedures, you should contact your intermediary directly.

BUYING FUND SHARES
--------------------------------------------------------------------------------
The Fund offers its shares continuously and investors may submit purchase orders to buy shares on any Business Day. However, Rydex reserves the right to reject or refuse, in whole or in part, any purchase order for Fund shares. Purchase orders, like any other share transaction, will be processed at the NAV next determined after your purchase order is received in good order.

PURCHASE PROCEDURES The Fund offers you the option to submit purchase orders through your financial intermediary or send purchase orders by mail, fax or internet and send purchase proceeds by check, wire transfer or Automated Clearing House (ACH). The Fund does not accept cash or cash equivalents, such as travelers' checks, money orders, bearer bonds, government checks, third-party checks or credit card convenience checks. Cashiers checks, bank checks, official checks and treasurers' checks under $10,000 are also not accepted. You may buy shares and send your purchase proceeds by any of the methods described below:

------------------------------------------------------------------------------------------
                         INITIAL PURCHASE                   SUBSEQUENT PURCHASES
                 -------------------------------------------------------------------------
BY MAIL          Complete the account application  Complete the Rydex investment slip
IRA AND OTHER    that corresponds to the type of   included with your quarterly
RETIREMENT       account you are opening.          statement or send written purchase
ACCOUNTS         o MAKE SURE TO DESIGNATE WHICH    instructions that include:
REQUIRE          RYDEX FUND(S) YOU WANT TO         o YOUR NAME
ADDITIONAL       PURCHASE.                         o YOUR SHAREHOLDER ACCOUNT NUMBER
PAPERWORK.       o MAKE SURE YOUR INVESTMENT       o WHICH RYDEX FUND(S) YOU WANT TO
                 MEETS THE ACCOUNT MINIMUM.        PURCHASE.
CALL RYDEX
SHAREHOLDER      -------------------------------------------------------------------------
SERVICES TO                   Make your check payable to RYDEX INVESTMENTS.
REQUEST A        -------------------------------------------------------------------------
RETIREMENT         Your check must be drawn on a U.S. bank and payable in U.S. Dollars.
ACCOUNT          -------------------------------------------------------------------------
INVESTOR         Include the name of the Rydex Fund(s) you want to purchase on your check.
APPLICATION        IF YOU DO NOT SPECIFY WHICH RYDEX FUND(S) YOU WANT TO PURCHASE, YOUR
KIT.              INVESTMENT WILL BE CREDITED TO THE RYDEX U.S. GOVERNMENT MONEY MARKET
                             FUND, WHICH IS OFFERED IN A SEPARATE PROSPECTUS.
                 -------------------------------------------------------------------------
                  Mail your application and check        Mail your written purchase
                                to:                      instructions and check to:
                 -------------------------------------------------------------------------
                 MAILING ADDRESS:
                 Rydex Investments
                 Attn: Ops. Dept.
                 9601 Blackwell Road, Suite 500
                 Rockville, MD 20850
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                           INITIAL PURCHASE                  SUBSEQUENT PURCHASES
                  ------------------------------------------------------------------------
                  Obtain an account number by        Be sure to designate in your wire
                  completing the account             instructions which Rydex Fund(s)
                  application that corresponds to    you want to purchase.
                  the type of account you are
                  opening. Then, fax or mail it to
                  Rydex.
                  o MAKE SURE TO DESIGNATE WHICH
                  RYDEX FUND(S) YOU WANT TO
                  PURCHASE.
                  o MAKE SURE YOUR INVESTMENT MEETS
                  THE ACCOUNT MINIMUM.
 ------------------------------------------------------------------------
BY WIRE           To obtain "same-day credit" (to get that Business Day's NAV)
                  for your purchase order, YOU MUST CALL RYDEX SHAREHOLDER
                  SERVICES AND PROVIDE THE FOLLOWING INFORMATION PRIOR TO THE
                  TRANSACTION CUT-OFF TIME FOR THE RYDEX FUND(S) YOU ARE
RYDEX FAX NUMBER: PURCHASING:
301.296.5103      o Account Number
                  o Fund Name
RYDEX             o Amount of Wire
SHAREHOLDER       o Fed Wire Reference Number (upon request)
SERVICES PHONE    You will receive a confirmation number to verify that your
NUMBER:           purchase order has been accepted.
800.820.0888
OR                 IF YOU DO NOT NOTIFY RYDEX SHAREHOLDER SERVICES OF THE INCOMING WIRE,
301.296.5406      YOUR PURCHASE ORDER WILL NOT BE PROCESSED UNTIL THE NEXT BUSINESS DAY.
 ------------------------------------------------------------------------
 WIRE INSTRUCTIONS:
                  U.S. Bank
                  Cincinnati, OH
                  Routing Number: 0420-00013
                  For Account of: Rydex Investments
                  Account Number: 48038-9030
                  [Your Name]
                  [Your shareholder account number]

                   IF YOU DO NOT SPECIFY WHICH RYDEX FUND(S) YOU WANT TO PURCHASE, YOUR
                   INVESTMENT WILL BE CREDITED TO THE RYDEX U.S. GOVERNMENT MONEY MARKET
                                                   FUND.
------------------------------------------------------------------------------------------
BY INTERNET       Follow the directions on the Rydex web site - www.rydexinvestments.com
(ACH)
------------------------------------------------------------------------------------------

CANCELLED PURCHASE ORDERS
Rydex will ordinarily cancel your purchase order under the following circumstances:

o if your bank does not honor your check for any reason

o if the transfer agent does not receive your wire transfer

o if the transfer agent does not receive your ACH transfer

o if your bank does not honor your ACH transfer

IF YOUR PURCHASE ORDER IS CANCELLED FOR ANY OF THESE REASONS, YOU WILL NOT BE ENTITLED TO BENEFIT FROM ANY INCREASE IN NAV THAT THE FUND MAY HAVE EXPERIENCED FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION. IN ADDITION, IF THE FUND'S NAV DECREASES IN VALUE FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION, THE FUND WILL HOLD YOU LIABLE FOR ANY LOSSES THAT IT INCURS AS A RESULT OF YOUR CANCELLED ORDER.

SELLING FUND SHARES
--------------------------------------------------------------------------------

The Fund redeems its shares continuously and you may sell all or any portion of your shares back to the Fund on any Business Day. .Redemption orders, like any other share transaction, will be processed at the NAV next determined after your redemption order is received in good order by the transfer agent.

The Fund may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC. The Fund reserves the right to pay part of your redemption proceeds in liquid securities with a market value equal to the redemption price.

REDEMPTION PROCEDURES
The Fund offers you the option to send redemption orders by:

--------------------------------------------------------------------------------
        MAIL          Rydex Investments
                      Attn: Ops. Dept.
                      9601 Blackwell Road, Suite 500
                      Rockville, MD 20850
--------------------------------------------------------------------------------
         FAX          301.296.5103
                      If you send your redemption order by fax, you should call
                      Rydex shareholder services at 800.820.0888 or 301.296.5406 to verify that your fax was received.
--------------------------------------------------------------------------------
      TELEPHONE       800.820.0888 or 301.296.5406
--------------------------------------------------------------------------------

Whether you transmit your redemption order by mail, fax or telephone, you must include the following information in your redemption order:

o your name

o your shareholder account number

o Fund name(s)

o dollar amount or number of shares you would like to sell

o whether you want your sale proceeds sent to you by check, wire or ACH

o signature of account owner(s) (not required for telephone redemptions)

You may only place a redemption order if you are the registered owner of the account or the registered owner has given you written authorization to make redemptions from the account. You will receive a confirmation number for your redemption. Please retain it for your records.

DISTRIBUTIONS  FROM QUALIFIED RETIREMENT ACCOUNTS
Distributions from your tax-qualified plan or individual retirement account
(IRA) may have adverse tax consequences to you. You should consult your tax adviser before redeeming shares and making distributions from your tax-qualified plan or IRA account. All requests for distributions of redemption proceeds from tax-qualified plan and IRA accounts must be in writing. All distributions from tax-qualified plans and IRAs are subject to tax withholding rules. You will receive more information about tax withholding in the distribution materials you receive from your tax-qualified plan or IRA.

RECEIVING YOUR REDEMPTION PROCEEDS
Your redemption proceeds normally will be sent within seven days of the transfer agent receiving your request. For redemption orders that settle on federal bank holidays, your redemption proceeds will be wired on the next Business Day following the holiday. FOR INVESTMENTS MADE BY CHECK OR ACH (NOT WIRE PURCHASES), PAYMENT OF REDEMPTION PROCEEDS MAY BE DELAYED UNTIL THE TRANSFER AGENT IS REASONABLY SATISFIED THAT YOUR CHECK HAS CLEARED. IT MAY TAKE UP TO 15 DAYS FOR YOUR CHECK TO CLEAR.

All redemptions will be mailed to your address of record, sent electronically via ACH or wired to your bank account of record. You may request overnight mail service for an additional fee. If you request payment of redemption proceeds to a third party or to a location other than your address of record or bank account of record, your redemption request must be IN WRITING AND MUST INCLUDE A SIGNATURE GUARANTEE.

--------------------------------------------------------------------------------
SIGNATURE GUARANTEES
Signature guarantees help protect you and your account against fraud. You can obtain a signature guarantee at most banks and financial intermediaries. A notary public cannot provide a signature guarantee. You may not use fax to transmit a signature guarantee to the Fund.
--------------------------------------------------------------------------------

REDEMPTION FEES
In an effort to discourage short-term trading and defray costs incurred by the Fund and its long-term shareholders as a result, the Fund assesses a 1.00% redemption fee on redemptions of shares that have been held for less than thirty
(30) days. The fee is deducted from the sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Fund. The fee does not apply to shares purchased with reinvested dividends or distributions. In determining how long shares of the Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first. The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. The Fund requests that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to the Fund. However, the Fund recognizes that due to operational and systems limitations, intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund's. Therefore, to the extent that financial intermediaries are unable to collect the redemption fee, the Fund may not be able to defray the expenses associated with short-term trades made by that financial intermediary's customers.

The Fund reserves the right to waive the redemption fee in its discretion where the Fund believes such waiver is in the best interests of the Fund, including certain categories of redemptions that the Fund reasonably believes may not raise frequent trading or market timing concerns or where the financial intermediary's processing systems are unable to properly apply the redemption fee. These categories currently include: (i) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) systematic redemptions, (v) retirement loans and withdrawals, and (vi) redemptions in accounts participating in certain approved asset allocation programs.

LOW BALANCE ACCOUNTS
The Fund may redeem your shares if the value of your account falls below the required minimum investment amount due to redemption activity. However, the Fund will provide you with at least 30 days' written notice to allow you sufficient time to add to your account and avoid the redemption of your shares. In addition, to offset the administrative expense of servicing small accounts, the Fund may impose an administrative fee of $15 per year during periods where your account balance falls below the account minimum requirements for any reason.

EXCHANGING FUND SHARES
--------------------------------------------------------------------------------

An exchange is when you sell shares of one Rydex Fund and use the proceeds from that sale to purchase shares of another Rydex Fund. Investors may make exchanges on any Business Day of H-Class Shares of any Rydex Fund for H-Class, Investor Class or Advisor Class Shares of any other Rydex Fund, on the basis of the respective net asset values of the shares involved. Exchange requests, like any other share transaction, will be processed at the NAV next determined after your exchange order is received in good order. Exchanges involving other Rydex Funds not included in this Prospectus may be subject to transaction cut-off times. All exchange requests must be received by the Fund's transfer agent prior to the cut-off time of the Fund you are exchanging out of or the Fund you are exchanging into, whichever is earlier, to be processed at that Business Day's NAV. See "Exchanges with other Rydex Funds" below for additional information. The exchange privilege may be modified or discontinued at any time.

EXCHANGE PROCEDURES
The Fund offers you the option to send exchange requests by:

--------------------------------------------------------------------------------
                     Rydex Investments
                     Attn: Ops. Dept.
        MAIL         9601 Blackwell Road, Suite 500
                     Rockville, MD 20850
--------------------------------------------------------------------------------
        FAX          301.296.5103
                     If you send your exchange request by fax, you should call Rydex shareholder services at 800.820.0888 to verify that your fax was received.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     TELEPHONE       800.820.0888 OR 301.296.5406
--------------------------------------------------------------------------------
      INTERNET       Follow the directions on the Rydex web site -
                     www.rydexinvestments.com
--------------------------------------------------------------------------------

Whether you transmit your exchange request by mail, fax, telephone or internet, you must include the following information in your exchange request:

o your name

o your shareholder account number

o Fund name(s) you are exchanging out of (selling) and Fund name(s) you are exchanging in to (buying)

o dollar amount, number of shares or percentage of Fund position involved in the exchange

o signature of account owner(s) (not required for telephone or internet exchanges)

You may only place exchange orders if you are the registered owner of the account or the registered owner has given you written authorization to trade the account. You will receive a confirmation number for your exchange. Please retain it for your records.

MINIMUM EXCHANGE AMOUNTS
The minimum amount for an exchange is either $1,000 or 100% of the Fund position from which the exchange is coming, whichever is less. If you are exchanging the minimum amount, you may not split the proceeds between multiple Rydex Funds. If you place exchange transactions in shares or in percentages, the minimum exchange amount still applies. This minimum may be waived for accounts that are part of an asset allocation strategy.

EXCHANGES WITH OTHER RYDEX FUNDS
Investors may make exchanges on any Business Day of H-Class Shares of the Fund for H-Class, Investor Class or Advisor Class Shares of any Rydex Fund not offered in this Prospectus. The Rydex Funds are separate mutual funds offered through separate prospectuses. While most Rydex Funds offer unlimited exchange privileges with no minimum holding periods or transaction fees, the Fund does not allow unlimited trading. If you are contemplating an exchange for shares of any Rydex Fund not described in this Prospectus, you should obtain and review that fund's current prospectus before making the exchange. You can obtain a prospectus for any Rydex Fund not described in this Prospectus by calling
800.820.0888 or 301.296.5406 or visiting the Rydex web site at www.rydexinvestments.com.

RYDEX ACCOUNT POLICIES
--------------------------------------------------------------------------------

SHAREHOLDER IDENTIFICATION AND VERIFICATION
Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open corporate accounts or other entity. The Fund may use this information to attempt to verify your identity. The Fund may not be able to establish an account if the necessary information is not received. The Fund may also place limits on account transactions while it is in the process of attempting to verify your identity. Additionally, if the Fund is unable to verify your identity after your account is established, the Fund may be required to redeem your shares and close your account.

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

CHANGES TO YOUR ACCOUNT
For information on what is required to make changes and/or additions to your account, please visit the Rydex web site at www.rydexinvestments.com or call
800.820.0888 or 301.296.5406. If you own shares that are registered in your intermediary's name, and you want to transfer the registration to another intermediary or want the shares registered in your name, then you should contact your intermediary for instructions on how to make this change.

TRANSACTIONS OVER TELEPHONE OR INTERNET
Internet and telephone transactions are extremely convenient, but are not risk free. To ensure that your internet and telephone transactions are safe, secure, and as risk-free as possible, the Fund has instituted certain safeguards and procedures for determining the identity of web site users (including the use of secure passwords and 128-bit encryption technology) and telephone callers and authenticity of instructions. As a result, neither the Fund nor its transfer agent will be responsible for any loss, liability, cost, or expense for following internet, telephone or wire instructions they reasonably believe to be genuine. If you or your intermediaries make exchange requests by telephone or internet, you will generally bear the risk of any loss. Neither the Fund, nor its transfer agent, are responsible for internet transactions that are not received.

During periods of unusually high market activity or other times, it may be difficult to reach Rydex by telephone or access our internet site. Rydex and its affiliates will not be liable for any losses resulting from a cause over which Rydex or its affiliates does not have direct control, including but not limited to the failure of electronic or mechanical equipment or communication lines, telephone or other interconnect problems (E.G. if you are unable to access your online service provider), input errors on the internet, severe weather, earthquakes, floods and strikes or other labor problems. If you are not able to reach Rydex by your regular medium, consider sending written instructions.

STATEMENTS & CONFIRMATIONS
You will receive statements and trade confirmations of your investment transactions. You may elect to suppress trade confirmations by requesting this option in writing or via the internet. You may choose to receive your confirmations and/or statements either by mail or electronically.

eDELIVERY SERVICES
eDelivery offers shareholders the convenience of receiving all communications (such as trade confirmations, statements, prospectuses and shareholder reports, etc.) from the Fund through the web via email notification. For more information on eDelivery, please visit the Rydex web site at www.rydexinvestments.com. The Fund reserves the right to discontinue your eDelivery service if two (2) or more e-mail notices are returned as undeliverable.

SERVICE AND OTHER FEES
Rydex may charge the following administrative fees for services associated with the following:

o $15 for wire transfers of redemption proceeds under $5,000

o $50 on purchase checks returned for insufficient funds

o $25 to stop payment of a redemption check within 10 Business Days of the settlement date

o $15 for standard overnight packages (fee may be higher for special delivery options)

o $25 for bounced draft checks or ACH transactions

Rydex reserves the right to change any of these fees or add additional service fees at any time.

RETIREMENT ACCOUNT FEES
Certain retirement plans such as IRA, Roth IRA and 403(b) accounts, are charged an annual $15 maintenance fee. Upon liquidating your retirement account, a $15 account-closing fee will be taken from the proceeds of your redemption.

ACTIVE INVESTORS AND MARKET TIMING
Unlike most other Rydex Funds, the Fund is not suitable for purchase by active investors. The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. Consequently, the Board of Trustees has adopted policies and procedures designed to prevent frequent purchases and redemptions of shares of the Fund.

Rydex will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this Prospectus and approved by the Fund's Board of Trustees. The Board of Trustees has approved a redemption fee of 1% of the total redemption amount to be imposed uniformly on all Fund shares redeemed within thirty (30) days of buying them (either by purchase or exchange) subject to the limitations discussed below. For purposes of applying the Fund's policies, Rydex may consider the trading history of accounts under common ownership or control. In addition, the Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if Rydex reasonably believes that the trading activity would be harmful or disruptive to the Fund.

Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur, particularly with respect to trades placed by shareholders that invest in the Fund through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Fund's access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, the Fund cannot assure that its policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and as a result frequent trading could adversely affect the Fund and its long-term shareholders as discussed above.

RIGHTS RESERVED BY THE FUND
The Fund reserves the right to close your account in cases of suspected fraudulent or illegal activity. This action may be taken when, in the sole discretion of Fund management, it is deemed to be in the best interest of the Fund or in cases where the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.


DISTRIBUTION AND SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

The Fund has adopted a Distribution Plan and a Shareholder Services Plan with respect to H-Class Shares that allows the Fund to pay distribution and/or services fees to Rydex Distributors, Inc. (the "Distributor") and other firms that provide distribution and/ or shareholder services ("Service Providers"). The Fund will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the Investment Company Act of 1940. If a Service Provider provides shareholder services, the Fund will pay service fees to the Distributor at an annual rate not to exceed 0.25% of the average daily net assets of the Fund. The Distributor will, in turn, pay the Service Provider for the services it provides. Because these Fund pays these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges.

COMPENSATION TO DEALERS
Rydex Investments, at its expense, may provide compensation to financial intermediaries for the sale of Fund shares. These payments may be made, at the discretion of Rydex Investments, to certain dealers who have sold shares of the Rydex Funds. The level of payments made to dealers will generally vary, but may be significant. These payments may provide an incentive for dealers to sell shares of the Rydex Funds and promote the retention of their customer's assets in the Fund. Any payments described above will not change the price paid by investors for the purchase of the applicable Rydex Fund's shares or the amount that any particular Rydex Fund will receive as proceeds from such sales. Rydex Investments determines the extent of such payments in its sole discretion in response to requests from dealer firms, based on factors it deems relevant, such as the dealer's sales, assets, share class utilized and the quality of the dealer's relationship with Rydex Investments. Rydex Investments periodically determines the advisability of continuing these payments. Rydex Investments may also pay expenses associated with meetings that facilitate educating financial advisers and shareholders about the Rydex Funds that are conducted by dealers.


DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

TIMING OF PAYMENTS

Income dividends, if any, are paid at least annually by the Fund. If you own Fund shares on the Fund's record date, you will be entitled to receive the dividend. The Fund may declare and pay dividends on the same date. The Fund makes distributions of capital gains, if any, at least annually. The Fund, however, may declare a special capital gains distribution if the Board of Trustees believes that such a distribution would be in the best interests of the shareholders of the Fund.

DIVIDEND PAYMENT OPTIONS
Dividends and distributions will be paid in the form of additional Fund shares unless you have elected to receive payment in cash. If you did not elect to receive cash payments of dividends and distributions on your application, you must notify the Fund in writing to change your election prior to the date of the next distribution. Your election will become effective for dividends paid after the Fund receives your written notice. To cancel your election, simply send written notice to the Fund. Dividends and distributions with values of $10 or less may be automatically reinvested.

TAX INFORMATION
--------------------------------------------------------------------------------

The following is a summary of some important tax issues that affect the Fund and its shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of the Fund, or the tax consequences of an investment in the Fund. MORE INFORMATION ABOUT TAXES IS LOCATED IN THE SAI. YOU ARE URGED TO CONSULT YOUR TAX ADVISER REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES.

TAX STATUS OF THE FUND
The Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded regulated investment companies. As long as the Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

TAX STATUS OF DISTRIBUTIONS
o The Fund will, at least annually, distribute substantially all of its net investment income and net capital gains income.

o The income dividends and short-term capital gains distributions you receive from the Fund will be taxed as either ordinary income or qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income.

o Any long-term capital gains distributions you receive from the Fund are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are currently taxed at a maximum rate of 15%.

o Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

o Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

o Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations.

o Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by the Fund for more than one year.

o Distributions paid in January but declared by the Fund in October, November or December of the previous year may be taxable to you in the previous year.

o The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year.

o If you hold your shares in a tax-qualified retirement account, you generally will not be subject to federal taxation on Fund distributions until you begin receiving distributions from your retirement account. You should consult your tax adviser regarding the tax rules that apply to your retirement account.

TAX STATUS OF SHARE TRANSACTIONS
EACH SALE, EXCHANGE, OR REDEMPTION OF FUND SHARES MAY BE A TAXABLE EVENT TO YOU. For tax purposes, an exchange of Fund shares for shares of a different Rydex Fund is treated the same as a sale. You should consider the tax consequences of any redemption or exchange before making such a request, especially with respect to redemptions if you invest in the Fund through a tax-qualified retirement plan.

STATE TAX CONSIDERATIONS
The Fund is not liable for any income or franchise tax in Delaware as long as it qualifies as a regulated investment company for federal income tax purposes. In addition to federal taxes, distributions by the Fund and ownership of Fund shares may be subject to state and local taxes. You should consult your tax adviser regarding how state and local tax laws affect your investment in Fund shares.

MANAGEMENT OF THE FUND

INVESTMENT ADVISOR
Rydex Investments (the "Advisor"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, serves as investment adviser and manager of the Fund. The Advisor has served as the investment adviser of the Rydex Series Funds since its inception in 1993, and also serves as sub-adviser to several other mutual funds.

The Advisor makes investment decisions for the assets of the Fund and continuously reviews, supervises, and administers the Fund's investment program. The Board of Trustees of the Trust supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Under an investment advisory agreement between the Trust and the Advisor, the Fund will pay the Advisor a fee at an annualized rate based on the average daily net assets for the Fund, as set forth below:


FUND                                                                ADVISORY FEE
--------------------------------------------------------------------------------
Market Neutral Fund                                                        1.15%

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the member of the Board of Trustees who are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

As part of its agreement with the Trust, the Advisor will pay all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with execution of portfolio transactions, short dividend expenses, and extraordinary expenses.

PORTFOLIO MANAGEMENT

The Fund is managed by a team of investment professionals. The following portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund. Each of the following portfolio managers is a member of Rydex's Investment Leadership Team and together they share final portfolio management decision-making authority.

MICHAEL P. BYRUM, CFA, has been associated with Rydex Investments since the Advisor was founded in 1993. Mr. Byrum was named the President of Rydex Investments in 2004 and has served as Chief Investment Officer of Rydex Investments since 2000. During this time, he has played a key role in the development of the firm's investment strategies and product offerings. As Senior Portfolio Manager, Mr. Byrum was instrumental in the launch of the OTC, Precious Metals, U.S. Government Bond, Ursa and Arktos Funds, and helped to create the Rydex Sector Funds. He was named Vice President of Portfolio for Rydex Investments in 1998, and Executive Vice President in 2000. Prior to joining Rydex, Mr. Byrum worked for Money Management Associates, the investment adviser for Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio. Mr. Byrum has co-managed the Fund since its inception.


JAMES R. KING, CFA, joined Rydex in 1996 and was promoted to assistant portfolio manager in 1997. In 1998, he became a portfolio manager and was promoted in 2001 to senior portfolio manager and currently serves as director of portfolio management. Mr. King has served as an interim director of equity trading and investment operations. Currently, Mr. King's team manages all of the Rydex leveraged and inverse funds, as well as Rydex Sector Rotation Fund. Mr. King is a member of Rydex's Investment Leadership Team, which determines investment policy for all Rydex Funds. Prior to joining Rydex, he worked as a registered representative at DMG Securities. He holds a degree in finance from the University of Maryland. Mr. King has co-managed the Fund since its inception.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund is available in the SAI.

         ADDITIONAL INFORMATION ABOUT THE FUND IS INCLUDED IN THE TRUST'S SAI DATED SEPTEMBER 1, 2005, WHICH CONTAINS MORE DETAILED INFORMATION ABOUT THE FUND. THE SAI HAS BEEN FILED WITH THE SEC AND IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS AND, THEREFORE, LEGALLY FORMS A PART OF THIS PROSPECTUS. THE SEC MAINTAINS THE EDGAR DATABASE ON ITS WEB SITE ("HTTP://WWW.SEC.GOV") THAT CONTAINS EACH SAI, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SEC. YOU MAY ALSO REVIEW AND COPY DOCUMENTS AT THE SEC PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. (FOR INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM, CALL 202.942.8090). YOU MAY REQUEST DOCUMENTS BY MAIL FROM THE SEC, UPON PAYMENT OF A DUPLICATION FEE, BY WRITING TO: SECURITIES AND EXCHANGE COMMISSION, PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102. YOU MAY ALSO OBTAIN THIS INFORMATION UPON PAYMENT OF A DUPLICATION FEE, BY EMAILING THE SEC AT THE FOLLOWING ADDRESS: PUBLICINFO@SEC.GOV.

         YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS, WITHOUT CHARGE BY CALLING 800.820.0888 OR 301.296.5100, VISITING THE RYDEX WEB SITE AT WWW.RYDEXINVESTMENTS.COM, OR WRITING TO RYDEX SERIES FUNDS, AT 9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850. ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS IS AVAILABLE IN THE ANNUAL AND SEMI-ANNUAL REPORTS. ALSO, IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING ITS LAST FISCAL YEAR.

         NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE TRUST'S SAI IN CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE TRUST OR RYDEX INVESTMENTS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.


         THE TRUST'S SEC REGISTRATION NUMBER IS 811-07584.

(LOGO)
RYDEXINVESTMENTS
ESSENTIAL FOR MODERN MARKETS(TM)
[GRAPHIC OMITTED]

9601 Blackwell Road
Suite 500
Rockville, MD 20850
800.820.0888
www.rydexinvestments.com

                       STATEMENT OF ADDITIONAL INFORMATION
                               RYDEX SERIES FUNDS

                         9601 Blackwell Road, Suite 500
                            Rockville, Maryland 20850

                            800.820.0888 301.296.5100
                            WWW.RYDEXINVESTMENTS.COM


This Statement of Additional Information ("SAI") relates to shares of the following portfolios (the "Funds") of Rydex Series Funds (the "Trust"):

                         ABSOLUTE RETURN STRATEGIES FUND
                               HEDGED EQUITY FUND


This SAI is not a prospectus. It should be read in conjunction with the Trust's Prospectuses for the A-Class, C-Class and H-Class Shares, dated September 1, 2005. Copies of the Trust's Prospectuses are available, without charge, upon request to the Trust at the address above or by telephoning the Trust at the telephone numbers above.



                    The date of this SAI is September 1, 2005

                                TABLE OF CONTENTS


                                                                            PAGE

GENERAL INFORMATION ABOUT THE TRUST...........................................1

INVESTMENT POLICIES, TECHNIQUES, AND RISK FACTORS.............................1

INVESTMENT RESTRICTIONS......................................................18

BROKERAGE ALLOCATION AND OTHER PRACTICES.....................................19

MANAGEMENT OF THE TRUST......................................................21

DETERMINATION OF NET ASSET VALUE.............................................32

PURCHASE AND REDEMPTION OF SHARES............................................33

A-CLASS SHARES - INITIAL SALES CHARGES, REDUCTIONS, AND WAIVERS..............34

DIVIDENDS, DISTRIBUTIONS, AND TAXES..........................................37

OTHER INFORMATION............................................................41

COUNSEL .....................................................................43

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND CUSTODIAN..................43

APPENDIX A..................................................................A-1

GENERAL INFORMATION ABOUT THE TRUST

The Trust was organized as a Delaware statutory trust on February 10, 1993. The Trust is permitted to offer separate portfolios and different classes of shares. All payments received by the Trust for shares of any Fund belong to that Fund. Each Fund has its own assets and liabilities.

This SAI relates to the following series of the Trust: Absolute Return Strategies Fund and Hedged Equity Fund (each a "Fund" and together, the "Funds"). The Funds are open-end management investment companies. The Trust currently offers A-Class, C-Class and H-Class Shares of the Funds. For more information on shareholder servicing and distribution expenses, see "Distribution" below. Additional Funds and/or classes may be created from time to time.

INVESTMENT POLICIES, TECHNIQUES, AND RISK FACTORS

GENERAL
-------
Each Fund's investment objective and principal investment strategies are described in the Prospectuses. The investment objective of each Fund is non-fundamental and may be changed without the consent of the holders of a majority of that Fund's outstanding shares. The following information supplements, and should be read in conjunction with, those sections of the Prospectuses.

Portfolio management is provided to each Fund by the Trust's investment adviser, PADCO Advisors, Inc., a Maryland corporation with offices at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. PADCO Advisors, Inc. operates under the name Rydex Investments (the "Advisor"). The investment strategies of the Funds discussed below and in the Prospectuses may be used by a Fund if, in the opinion of the Advisor, these strategies will be advantageous to that Fund. A Fund is free to reduce or eliminate its activity with respect to any of the following investment techniques without violating the Fund's fundamental investment policies. There is no assurance that any of the Funds' strategies or any other strategies and methods of investment available to a Fund will result in the achievement of that Fund's objectives.

BORROWING
---------
The Funds may borrow money, including borrowing for investment purposes. Borrowing for investment is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. Since substantially all of a Fund's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share ("NAV") of the Fund will increase more when the Fund's portfolio assets increase in value and decrease more when the Fund's portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Funds might have to sell portfolio securities to meet interest or principal payments at a time investment considerations would not favor such sales. The Funds intend to use leverage during periods when the Advisor believes that the respective Fund's investment objective would be furthered.

Each Fund may also borrow money to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly. As required by the Investment Company Act of 1940, as amended, (the "1940 Act"), a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of a Fund's assets should fail to meet this 300% coverage test, a Fund, within three days (not including Sundays and holidays), will reduce the amount of a Fund's borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

In addition to the foregoing, the Funds are authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of a Fund's total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The Funds are authorized to pledge portfolio securities as the Advisor deems appropriate in connection with any borrowings.

CURRENCY TRANSACTIONS
---------------------
Although the Funds do not currently expect to engage in currency hedging, currency transactions may be used in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange-listed currency futures and options thereon, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations of which have received) a credit rating of A-1 or P-1 by S&P(R) or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

A Fund's dealings in forward currency contracts and other currency transactions such as futures, options on futures, options on currencies and swaps will be limited to hedging involving either specific transactions ("Transaction Hedging") or portfolio positions ("Position Hedging"). Transaction Hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. A Fund may enter into Transaction Hedging out of a desire to preserve the U.S. Dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. A Fund will be able to protect itself against possible losses resulting from changes in the relationship between the U.S. Dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

Position Hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. A Fund may use Position Hedging when the Advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. Dollar. A Fund may enter into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of the market between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

A Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

A Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which that Fund has or in which that Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. Dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Advisor considers that the Swedish krone is linked to the euro, the Fund holds securities denominated in krone and the Advisor believes that the value of the krone will decline against the U.S.
Dollar, the Advisor may enter into a contract to sell euros and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree in a direction that is not anticipated. Furthermore, there is risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, the Fund will "cover" its position so as not to create a "senior security" as defined in Section 18 of the 1940 Act.

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These government actions can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Furthermore, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

FOREIGN CURRENCY OPTIONS. The Funds may invest in foreign currency-denominated securities and may buy or sell put and call options on foreign currencies. The Funds may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

FOREIGN CURRENCIES. The Funds may invest directly and indirectly in foreign currencies. Investments in foreign currencies are subject to numerous risks, not the least of which is the fluctuation of foreign currency exchange rates with respect to the U.S. Dollar. Exchange rates fluctuate for a number of reasons.
o INFLATION. Exchange rates changes to reflect changes in a currency's buying power. Different countries experience different inflation rates due to different monetary and fiscal policies, different product and labor market conditions, and a host of other factors.
o TRADE DEFICITS. Countries with trade deficits tend to experience a depreciating currency. Inflation may be the cause of a trade deficit, making a country's goods more expensive and less competitive and so reducing demand for its currency.
o INTEREST RATES. High interest rates may raise currency values in the short term by making such currencies more attractive to investors. However, since high interest rates are often the result of high inflation long-term results may be the opposite.
o BUDGET DEFICITS AND LOW SAVINGS RATES. Countries that run large budget deficits and save little of their national income tend to suffer a depreciating currency because they are forced to borrow abroad to finance their deficits. Payments of interest on this debt can inundate the currency markets with the currency of the debtor nation. Budget deficits also can indirectly contribute to currency depreciation if a government chooses inflationary measure to cope with its deficits and debt.
o POLITICAL FACTORS. Political instability in a country can cause a currency to depreciate. Demand for a certain currency may fall is a country appears a less desirable place in which to invest and do business.
o GOVERNMENT CONTROL. Through their own buying and selling of currencies, the world's central banks sometimes manipulate exchange rate movements. In addition, governments occasionally issue statements to influence people's expectations about the direction of exchange rates, or they may instigate policies with an exchange rate target as the goal. The value of the Funds' investments is calculated in U.S. Dollars each day that the New York Stock Exchange ("NYSE") is open for business. As a result, to the extent that a Fund's assets are invested in instruments denominated in foreign currencies and the currencies appreciate relative to the U.S. Dollar, the Fund's net asset value per share as expressed in U.S. Dollars (and, therefore, the value of your investment) should increase. If the U.S. Dollar appreciates relative to the other currencies, the opposite should occur. The currency-related gains and losses experienced by the Funds will be based on changes in the value of portfolio securities attributable to currency fluctuations only in relation to the original purchase price of such securities as stated in U.S. Dollars. Gains or losses on shares of the Funds will be based on changes attributable to fluctuations in the net asset value of such shares, expressed in U.S. Dollars, in relation to the original U.S. Dollar purchase price of the shares. The amount of appreciation or depreciation in the Funds' assets also will be affected by the net investment income generated by the money market instruments in which the Funds invest and by changes in the value of the securities that are unrelated to changes in currency exchange rates.

The Funds may incur currency exchange costs when they sell instruments denominated in one currency and buy instruments denominated in another.

DEBT SECURITIES
---------------
A debt security is a security consisting of a certificate or other evidence of a debt (secured or unsecured) on which the issuing company or governmental body promises to pay the holder thereof a fixed, variable, or floating rate of interest for a specified length of time, and to repay the debt on the specified maturity date. Some debt securities, such as zero coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate bonds, government securities, municipal securities, convertible securities, mortgage-backed securities, and asset-backed securities. Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call/prepayment risk, inflation risk, credit risk, and (in the case of foreign securities) country risk and currency risk.

NON-INVESTMENT-GRADE SECURITIES. Non-investment-grade securities, also referred to as "high-yield securities" or "junk bonds," are debt securities that are rated lower than the four highest rating categories by a nationally recognized statistical rating organization (for example, lower than Baa3 by Moody's Investors Service, Inc. or lower than BBB- by Standard & Poor's) or are determined to be of comparable quality by the fund's advisor. These securities are generally considered to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the investment-grade categories. Investment in these securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

Analysis of the creditworthiness of issuers of high-yield securities may be more complex than for issuers of investment-grade securities. Thus, reliance on credit ratings in making investment decisions entails greater risks for high-yield securities than for investment-grade debt securities. The success of a fund's advisor in managing high-yield securities is more dependent upon its own credit analysis than is the case with investment-grade securities.

Some high-yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high-yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.

The market values of high-yield securities tend to reflect individual issuer developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. High-yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in junk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high-yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a fund investing in such securities may incur additional expenses to seek recovery.

The secondary market on which high-yield securities are traded may be less liquid than the market for investment-grade securities. Less liquidity in the secondary trading market could adversely affect the ability of a fund to sell a high-yield security or the price at which a fund could sell a high-yield security, and could adversely affect the daily net asset value of fund shares. When secondary markets for high-yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

Except as otherwise provided in the Funds' Prospectuses, if a credit-rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Advisor deems it in the best interest of shareholders.

EQUITY SECURITIES
-----------------
Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants to acquire common stock, securities convertible into common stock, and investments in master limited partnerships. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of a fund to fluctuate. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The Funds may purchase equity securities traded in the U.S. on registered exchanges or the over-the-counter market. Equity securities are described in more detail below.

o COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

o PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

o WARRANTS. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

o CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

     Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

o SMALL AND MEDIUM CAPITALIZATION ISSUERS. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

o MASTER LIMITED PARTNERSHIPS ("MLPS"). MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the Securities and Exchange Commission ("SEC") and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership.

     The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a MLP than investors in a corporation. Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

FIXED INCOME SECURITIES
-----------------------
The market value of the fixed income investments in which the Funds may invest will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect a Fund's net asset value. Additional information regarding fixed income securities is described below:

o DURATION. Duration is a measure of the expected change in value of a fixed income security for a given change in interest rates. For example, if interest rates changed by one percent, the value of a security having an effective duration of two years generally would vary by two percent. Duration takes the length of the time intervals between the present time and time that the interest and principal payments are scheduled, or in the case of a callable bond, expected to be received, and weighs them by the present values of the cash to be received at each future point in time.

o VARIABLE AND FLOATING RATE SECURITIES. Variable and floating rate instruments involve certain obligations that may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period, and may have a set floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

FOREIGN ISSUERS
---------------
The Funds may invest in issuers located outside the United States through American Depositary Receipts ("ADRs"), "ordinary shares," or "New York shares" issued and traded in the United States or through securities denominated in foreign currencies and traded on foreign exchanges. ADRs are dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by United States banks and trust companies which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in domestic securities markets and are traded on exchanges or over-the-counter in the United States. Ordinary shares are shares of foreign issuers that are traded abroad and on a United States exchange. New York shares are shares that a foreign issuer has allocated for trading in the United States. ADRs, ordinary shares, and New York shares all may be purchased with and sold for U.S. dollars, which protect the Funds from the foreign settlement risks described below.

Investing in foreign companies may involve risks not typically associated with investing in United States companies. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than United States markets, and prices in some foreign markets can be very volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those that apply to United States companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial fees, generally are higher than for United States investments.

Investing in companies located abroad carries political and economic risks distinct from those associated with investing in the United States. Foreign investment may be affected by actions of foreign governments adverse to the interests of United States investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on United States investment, or on the ability to repatriate assets or to convert currency into U.S. dollars. There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.

FUTURES AND OPTIONS TRANSACTIONS
--------------------------------
FUTURES AND OPTIONS ON FUTURES. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Funds will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission ("CFTC"). The Funds may use futures contracts and related options for BONA FIDE hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. To the extent the Funds use futures and/or options on futures, the Funds will do so in accordance with Rule 4.5 under the Commodity Exchange Act ("CEA"). The Trust, on behalf of all of its series, including the Funds, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 and therefore, the Funds are not subject to registration or regulation as a commodity pool operator under the CEA.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

When the Funds purchase or sell a futures contract, or sell an option thereon, the Funds are required to "cover" their position in order to limit leveraging and related risks. To cover its position, the Funds may maintain with their custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. If the Funds continue to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Funds may undertake and on the potential increase in the speculative character of the Funds' outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the fund arising from such investment activities.

Each Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (I.E., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Funds will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. Each Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. Each Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

The Funds may cover their sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Funds will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Funds may also cover their sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. The Funds may cover their sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Funds will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Funds may also cover their sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with the Funds' use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Advisor's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure.

OPTIONS. The Funds may purchase and write put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

The Funds may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

All options written on indices or securities must be covered. When a Fund writes an option on a security, on an index or a foreign currency, it will establish a segregated account containing cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

The Funds may trade put and call options on securities, securities indices and currencies, as the investment adviser determines is appropriate in seeking a Fund's investment objective, and except as restricted by a Fund's investment limitations. See "Investment Limitations."

The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, the Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or a Fund delivers the security upon exercise.

The Funds may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Funds may seek to purchase in the future. A Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of a Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

The Funds may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When a Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

The Funds may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;
(2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

ILLIQUID SECURITIES
-------------------
While none of the Funds anticipate doing so, each Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"), but which can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. A Fund will not invest more than 15% of the Fund's net assets in illiquid securities. If the percentage of a Fund's net assets invested in illiquid securities exceeds 15% due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. Each Fund will adhere to a more restrictive limitation on the Fund's investment in illiquid securities as required by the securities laws of those jurisdictions where shares of the Fund are registered for sale. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Under the current guidelines of the staff of the SEC, illiquid securities also are considered to include, among other securities, purchased over-the-counter options, certain cover for over-the-counter options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. The Funds may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on net asset value.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a "safe harbor" from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and meet other selection criteria, a Fund may make such investments whether or not such securities are "illiquid" depending on the market that exists for the particular security. The board of trustees of the Trust (the "Board") have delegated the responsibility for determining the liquidity of Rule 144A restricted securities, which may be invested in by a Fund, to the Advisor.

INVESTMENTS IN OTHER INVESTMENT COMPANIES
-----------------------------------------
The Funds may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of
Section 12(d)(1) of the 1940 Act. A Fund, therefore, may invest in the securities of another investment company (the "acquired company") provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or
(iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. A Fund may also invest in the securities of other investment companies if such securities are the only investment securities held by the Fund, such as through a master-feeder arrangement.

If a Fund invests in, and, thus, is a shareholder of, another investment company, the Fund's shareholders will indirectly bear the Fund's proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund's own investment adviser and the other expenses that the Fund bears directly in connection with the Fund's own operations.

LENDING OF PORTFOLIO SECURITIES
-------------------------------
Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Funds' Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of a Fund (including the loan collateral). No Fund will lend portfolio securities to the Advisor or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government Securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Funds. The Funds may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Funds' securities lending agent. By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government Securities or letters of credit are used as collateral.

Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) a Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) a Fund must be able to terminate the loan on demand; (iv) a Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) a Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, a Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, a Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

PORTFOLIO TURNOVER
------------------
A change in the securities held by a fund is known as "portfolio turnover." In general, the Advisor manages the Funds without regard to restrictions on portfolio turnover. The use of certain derivative instruments with relatively short maturities are excluded from the calculation of portfolio turnover. Nevertheless, the use of futures contracts will ordinarily involve the payment of commissions to futures commission merchants. Because the Funds expect to use all short-term instruments, the Funds' reported portfolio turnover may be low despite relatively high portfolio activity which would involve correspondingly greater expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of each Fund, the higher these transaction costs borne by the Funds generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates).

"Portfolio Turnover Rate" is defined under the rules of the SEC as the lesser of the value of the securities purchased or of the securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with a remaining maturity of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and option contracts in which the Funds invest since such contracts generally have a remaining maturity of less than one-year.

REPURCHASE AGREEMENTS
---------------------
As discussed in the Trust's Prospectuses, each Fund may enter into repurchase agreements with financial institutions. The Funds each follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of a Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, a

Fund could suffer a loss. It is the current policy of each Fund, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by a Fund, amounts to more than 15% of the Fund's total assets. The investments of a Fund in repurchase agreements, at times, may be substantial when, in the view of the Advisor, liquidity or other considerations so warrant.

REVERSE REPURCHASE AGREEMENTS
-----------------------------
The Funds may use reverse repurchase agreements as part of a Fund's investment strategy. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while a Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and a Fund intends to use the reverse repurchase technique only when this will be advantageous to a Fund. A Fund will establish a segregated account with the Trust's custodian bank in which the Fund will maintain cash or cash equivalents or other portfolio securities equal in value to the Fund's obligations in respect of reverse repurchase agreements.

SHORT SALES
-----------
The Funds also may engage in short sales transactions under which a Fund sells a security it does not own. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest, which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until a Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or (b) otherwise cover the Fund's short position. Each of the Funds may use up to 100% of its portfolio to engage in short sales transactions and collateralize its open short positions.

STOCK INDEX FUTURES CONTRACTS
-----------------------------
A Fund may buy and sell stock index futures contracts with respect to any stock index traded on a recognized stock exchange or board of trade. A stock index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.

At the time a Fund purchases a futures contract, an amount of cash, U.S. Government securities or other liquid securities equal to the market value of the futures contract will be deposited in a segregated account with the Fund's custodian. When writing a futures contract, the Fund will maintain with its custodian liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

SWAP AGREEMENTS
---------------
The Funds may enter into equity index or interest rate swap agreements. A Fund may utilize swap agreements in an attempt to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," I.E., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap," interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").

A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a Fund's investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for a Fund's illiquid investment limitations. A Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Each Fund may enter into swap agreements to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay a Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a swap agreement defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by a Fund's custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Funds and their Advisor believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the over-the-counter market. The Advisor, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of equity swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

U.S. GOVERNMENT SECURITIES
--------------------------
The Funds may invest in U.S. Government Securities. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. Government Securities are issued or guaranteed by agencies or instrumentalities of the U.S. Government including, but not limited to, obligations of U.S. Government agencies or instrumentalities such as Fannie Mae, the Government National Mortgage Association, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. Government provides financial support to such U.S. Government-sponsored federal agencies, no assurance can be given that the U.S. Government will always do so, since the U.S. Government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES
-------------------------------------------
Each Fund, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (I.E., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, of such security in determining the Fund's net asset value. A Fund will not purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 15% of the Fund's net assets would be so invested. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. A Fund will also establish a segregated account with the Fund's custodian bank in which the Fund will maintain cash or liquid securities equal to or greater in value than the Fund's purchase commitments for such when-issued or delayed-delivery securities. The Trust does not believe that a Fund's net asset value or income will be adversely affected by the Fund's purchase of securities on a when-issued or delayed-delivery basis.

ZERO COUPON BONDS
-----------------
The Funds may invest in U.S. Treasury zero-coupon bonds. These securities are U.S. Treasury bonds which have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. Interest is not paid in cash during the term of these securities, but is accrued and paid at maturity. Such obligations have greater price volatility than coupon obligations and other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds. Since dividend income is accrued throughout the term of the zero coupon obligation, but is not actually received until maturity, the Fund may have to sell other securities to pay said accrued dividends prior to maturity of the zero coupon obligation. Unlike regular U.S. Treasury bonds which pay semi-annual interest, U.S. Treasury zero coupon bonds do not generate semi-annual coupon payments. Instead, zero coupon bonds are purchased at a substantial discount from the maturity value of such securities, the discount reflecting the current value of the deferred interest; this discount is amortized as interest income over the life of the security, and is taxable even though there is no cash return until maturity. Zero coupon U.S. Treasury issues originally were created by government bond dealers who bought U.S. Treasury bonds and issued receipts representing an ownership interest in the interest coupons or in the principal portion of the bonds. Subsequently, the U.S. Treasury began directly issuing zero coupon bonds with the introduction of "Separate Trading of Registered Interest and Principal of Securities" (or "STRIPS"). While zero coupon bonds eliminate the reinvestment risk of regular coupon issues, that is, the risk of subsequently investing the periodic interest payments at a lower rate than that of the security held, zero coupon bonds fluctuate much more sharply than regular coupon-bearing bonds. Thus, when interest rates rise, the value of zero coupon bonds will decrease to a greater extent than will the value of regular bonds having the same interest rate.

INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES
--------------------
The following investment limitations are fundamental policies of the Funds, which cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of that Fund are present or represented by proxy, or (ii) more than 50% of that Fund's outstanding shares, whichever is less.
Each Fund shall not:

1. With respect to 75% of the Fund's assets: (i) purchase securities of any issuer (except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

2. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate a Fund to purchase securities or require that Fund to segregate assets are not considered to be borrowing. Asset coverage of a least 300% is required for all borrowing, except where a Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. A Fund will not purchase securities while its borrowing exceeds 5% of its total assets.

3. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that a Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

4. Purchase or sell real estate, except that a Fund may purchase marketable securities issued by companies which own or invest in real estate (including real estate investment trusts).

5. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

6. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

7. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

8. Invest 25% or more of the value of a Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry; except that, to the extent the benchmark for the Fund is concentrated in a particular industry, the Fund will necessarily be concentrated in that industry. This limitation does not apply to investments or obligations of the U.S. Government or any of its agencies or instrumentalities, or shares of investment companies.

NON-FUNDAMENTAL POLICIES
------------------------
The following investment limitations are non-fundamental policies of the Funds and may be changed with respect to any Fund by the Board and, with respect to the policy to invest at least 80% of the Hedged Equity Fund's assets in equity securities, or derivatives thereof, subject to 60 days prior notice to shareholders.

Each Fund shall not:

1.       Invest in real estate limited partnerships.

2. Pledge, mortgage or hypothecate assets except to secure borrowings permitted or related to the deposit of assets in escrow or the posting of collateral in segregated accounts in compliance with the SEC's position regarding the asset segregation requirements imposed by
         Section 18 of the 1940 Act.

3. Purchase securities on margin or effect short sales, except that a Fund may: (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

4. Invest its assets in securities of any investment company, except as permitted by the 1940 Act or any rule, regulation or order of the SEC.

5. Purchase or hold illiquid securities, I.E., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

The Hedged Equity Fund may not:

6. Change its investment strategy to invest at least 80% of its net assets in equity securities (and derivatives thereof) without 60 days' prior notice to shareholders.

With respect to both the fundamental and non-fundamental policies of the Funds, the foregoing percentages: (i) are based on total assets (except for the limitation on illiquid securities, which is based on net assets); (ii) will apply at the time of the purchase of a security; and (iii) shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security, except for the fundamental limitation on borrowing described in paragraph 2 above, under the heading "Fundamental Policies." With respect to borrowings in accordance with the limitations set forth in paragraph 2, in the event that such asset coverage shall at any time fall below 300 per centum, a Fund must reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per centum within three days thereafter.

BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Advisor may place a combined order, often referred to as "bunching," for two or more accounts it manages, including any of the Funds, engaged in the purchase or sale of the same security or other instrument if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or a Fund may obtain, it is the opinion of the Advisor and the Trust's Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. In addition, in some instances a Fund effecting the larger portion of a combined order may not benefit to the same extent as participants effecting smaller portions of the combined order. Nonetheless, the Advisor believes that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Fund.

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds' Advisor may select a broker based upon brokerage or research services provided to the Advisor. The Advisor may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act") permits the Advisor, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Advisor may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Advisor believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to each Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Advisor might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Advisor may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Advisor will be in addition to and not in lieu of the services required to be performed by the Funds' Advisor under the Advisory Agreement. Any advisory or other fees paid to the Advisor are not reduced as a result of the receipt of research services.

In some cases the Advisor may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Advisor makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Advisor will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Advisor faces a potential conflict of interest, but the Advisor believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, a Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Advisor with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

BROKERAGE WITH FUND AFFILIATES. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Advisor or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for a Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by a Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The members of the Board, including those who are not "interested persons" of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

SECURITIES OF "REGULAR BROKER-DEALERS." The Funds are required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Funds may hold at the close of their most recent fiscal year. "Regular brokers or dealers" of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust's portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust's shares.

MANAGEMENT OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and the Rydex Family of Funds are supervised by the Board under the laws of the State of Delaware. Each Board member is responsible for the 46 Funds in the Trust as well as other funds in the Rydex Family of Funds, including the Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust, that are described in separate prospectuses and SAIs. In total the Rydex Family of Funds is comprised of 98 Funds, each of which is overseen by the Board. The Board has approved contracts, as described below, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, ages, position with the Trust, length of term of office, and the principal occupations for a minimum of the last five years of each of the persons currently serving as members of the Board. The members of the Board serve as Trustees for the life of the Trust or until retirement, removal, or their office is terminated pursuant to the Trust's Declaration of Trust. Unless otherwise noted, the business address of each trustee is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

INTERESTED TRUSTEE*
-------------------

CARL G. VERBONCOEUR (52)

         Trustee of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, 2004 to present; President of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, 2003 to present; Vice President of Rydex Series Funds, 1997 to 2003; Vice President of Rydex Dynamic Funds, 2000 to 2003; Vice President of Rydex Variable Trust, 1997 to 2003; Vice President of Rydex ETF Trust, calendar year 2003; Vice President of Rydex Capital Partners SPhinX Fund, 2003 to present; Treasurer of Rydex Series Funds and Rydex Variable Trust, 1997 to 2003; Treasurer of Rydex Dynamic Funds, 1999 to 2003; Treasurer of Rydex ETF Trust, 2002 to 2003; Treasurer of Rydex Capital Partners SPhinX Fund, calendar year 2003; Chief Executive Officer and Treasurer of PADCO Advisors, Inc., PADCO Advisors II, Inc., Rydex Fund Services, Inc. and Rydex Distributors, Inc., 2003 to present; Executive Vice President and Treasurer of Rydex Capital
         Partners I, LLC, registered investment adviser, and Rydex Capital Partners II, LLC, registered investment adviser, 2003 to present; President of PADCO Advisors, Inc., PADCO Advisors II, Inc., 2003 to 2004; President of Rydex Fund Services, Inc. and Rydex Distributors,
         Inc., 2003 to present; Executive Vice President of PADCO Advisors, Inc., PADCO Advisors II, Inc., Rydex Fund Services, Inc. and Rydex Distributors, Inc., 2000 to 2003; Vice President of PADCO Advisors, Inc., PADCO Advisors II, Inc., Rydex Fund Services, Inc. and Rydex Distributors, Inc., 1997 to 2000; Director of ICI Mutual Insurance Company, 2005 to present; Senior Vice President, Crestar Bank, 1995 to 1997; Senior Vice President, Crestar Asset Management Company, registered investment adviser, 1993 to 1995; Vice President of Perpetual Savings Bank, 1987 to 1993.

MICHAEL P. BYRUM (35)**

         Trustee of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, 2005 to present; Vice President of Rydex Series Funds, 1997 to present; Vice President of Rydex Variable Trust, 1998 to present; Vice President of Rydex Dynamic Funds, 1999 to present; Vice President of Rydex ETF Trust, 2002 to present; President and Trustee of Rydex Capital Partners SPhinX Fund, 2003 to present; President of PADCO Advisors, Inc. and PADCO Advisors II Inc., 2004 to present; Chief Operating Officer of PADCO Advisors, Inc., 2003 to 2004; Executive Vice President of PADCO Advisors, Inc., 1993 to 2004; Senior Portfolio Manager of PADCO Advisors, Inc., 1993 to 2003; Executive Vice President of PADCO Advisors II, Inc., 1996 to 2004; Senior Portfolio Manager of PADCO Advisors II, Inc., 1996 to 2003; President of Rydex Capital Partners I, LLC, registered investment adviser, and Rydex
         Capital Partners II, LLC, registered investment adviser, 2003 to present; Executive Vice President of Rydex Fund Services, Inc., 2004 to present; Executive Vice President of Rydex Distributors, Inc., 1996 to 2004; Secretary of PADCO Advisors, Inc., PADCO Advisors II, Inc., Rydex Capital Partners I, LLC, registered investment adviser, Rydex Capital Partners II, LLC, registered investment adviser, and Rydex Fund Services, Inc., 2003 to present; Secretary of Rydex Distributors, Inc., 1996 to 2004; Investment Representative of Money Management Associates, registered investment adviser, 1992 to 1993.

         *DENOTES A TRUSTEE WHO MAY BE DEEMED TO BE AN "INTERESTED" PERSON OF THE FUNDS AS THAT TERM IS DEFINED IN THE 1940 ACT BY VIRTUE OF AFFILIATION WITH THE TRUST'S ADVISOR.

         ** MR. BYRUM BECAME AN INTERESTED TRUSTEE, AS DEFINED ABOVE, ON JUNE 27, 2005.

INDEPENDENT TRUSTEES

COREY A. COLEHOUR (59)

         Trustee of Rydex Series Funds, 1993 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Trustee of Rydex ETF Trust, 2003 to present; Owner and President of Schield Management Company, registered investment adviser, February 2005 to present; Senior Vice President of Marketing and Co-Owner of Schield Management Company, registered investment adviser, 1985 to February 2005.

J. KENNETH DALTON (64)

         Trustee of Rydex Series Funds, 1995 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Trustee of Rydex ETF Trust, 2003 to present; Mortgage Banking Consultant and Investor, The Dalton Group, a real estate company, 1995 to present; President of CRAM Mortgage Group, Inc., 1966 to 1995.

JOHN O.  DEMARET (65)

         Trustee of Rydex Series Funds, 1997 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Trustee of Rydex ETF Trust, 2003 to present; Trustee of Rydex Capital Partners SPhinX Fund, 2003 to present; Retired, 1996 to present; Founder and Chief Executive Officer of Health Cost Controls America, Chicago, Illinois, 1987 to 1996; Sole practitioner, Chicago, Illinois, 1984 to 1987; General Counsel for the Chicago Transit Authority, 1981 to 1984; Senior Partner, O'Halloran, LaVarre & Demaret, Northbrook, Illinois, 1978 to 1981.

PATRICK T.  MCCARVILLE (62)

         Trustee of Rydex Series Funds, 1997 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Trustee of Rydex ETF Trust, 2003 to present; President and Chief Executive Officer of American Health Resources, Northbrook, Illinois, 1984 to 1986; Founder and Chief Executive Officer of Par Industries, Inc., d/b/a Par Leasing, Northbrook, Illinois, 1977 to present.

ROGER SOMERS (60)

         Trustee of Rydex Series Funds, 1993 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Trustee of Rydex ETF Trust, 2003 to present; President of Arrow Limousine, 1963 to present.

WERNER E. KELLER (65)*

         Trustee of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, 2005 to present; Trustee of Rydex Capital Partners SPhinX Fund, 2003 to present; President of Keller Partners, LLC, registered investment adviser, 2005 to present; Retired, 2001 to 2005; Chairman of Centurion Capital Management, registered investment adviser, 1991 to 2001.

THOMAS F. LYDON (45)*

         Trustee of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, 2005 to present; Trustee of Rydex Capital Partners SPhinX Fund, 2003 to present; President of Global Trends Investments, registered investment adviser, 1996 to present; Director of U.S. Global Investors, Inc., 1997 to present; Chairman of Make-A-Wish Foundation of Orange County, 1999 to present.

         *MESSRS. KELLER AND LYDON BECAME INDEPENDENT TRUSTEES ON JUNE 27, 2005.

BOARD STANDING COMMITTEES. The Board has established the following standing committees:

         AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust's independent auditor and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; serving as a channel of communication between the independent auditor and the Board; reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Servicer that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with the Trust's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and other audit related matters. Messrs. Colehour, Dalton, Demaret, McCarville, and Somers currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met 4 times in the most recently completed fiscal year.

         NOMINATING COMMITTEE. The Board has a standing Nominating Committee that is composed of each of the independent trustees of the Trust. The Nominating Committee operates under a written charter approved by the Board. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the 1934 Act in conjunction with a shareholder meeting to consider the election of the Board. Messrs. Colehour, Dalton, Demaret, McCarville, and Somers currently serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and met one time during the most recently completed fiscal year.

BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT. The investment advisory agreement must be specifically approved at least annually (i) by the vote of the Board or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the members of the Board who are not parties to the investment advisory agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the investment advisory agreement for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Advisor. The Board uses this information, as well as information that other Fund service providers may submit to the Board, to help them decide whether to renew the investment advisory agreement for another year.

Before initially approving the advisory agreement with respect to the Funds, the Board requested and received written materials from the Advisor about: (a) the quality of the Advisor's investment management and other services; (b) the Advisor's investment management personnel; (c) the Advisor's operations and financial condition; (d) the Advisor's brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that the Advisor charges the Funds compared with the fees it charges to comparable mutual funds or accounts(if any); (f) the Funds' overall fees and operating expenses compared with similar mutual funds; (g) the level of the Advisor's profitability from its Fund-related operations; (h) the Advisor's compliance systems; (i) the Advisor's policies on and compliance procedures for personal securities transactions; and (j) the Advisor's reputation, expertise and resources in domestic financial markets.

At the meeting, representatives from the Advisor presented additional oral and written information to the Board to help the Board evaluate the Advisor's fee and other aspects of the investment advisory agreement. Other Fund service providers also provided the Board with additional information at the meeting. The Board then discussed the written materials that the Board received before the meeting and the Advisor's oral presentation and any other information that the Board received at the meeting, and deliberated on the investment advisory agreement in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important or controlling.

Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the independent trustees, agreed that the Advisor had provided high quality services to the Rydex family of Funds in respect to such matters as managing the Funds' portfolios in a manner consistent with the Funds' respective investment objectives, as well as providing transfer agency services, fund accounting services and other services to Fund investors in a manner that meets the needs of investors. In addition, the Board found that the fees charged by the Advisor for the services provided to the Funds were reasonable in light of the costs of the services, the profitability of the Advisor, and the fees charged by advisers to other comparable funds. As a result of these findings, the Board unanimously: (a) concluded that terms of the investment advisory agreement are fair and reasonable; (b) concluded that the Advisor's fees are reasonable in light of the services that the Advisor provides to the Trust; and (c) agreed to approve the investment advisory agreement for another year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Board members' "beneficial ownership" of shares of each Fund and all Rydex Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Board and the officers of the Trust own less than 1% of the outstanding shares of the Trust.

---------------------------------------------------------------------------------------------------------------
                                                                                 AGGREGATE DOLLAR RANGE OF
             NAME                                                                SHARES IN ALL RYDEX FUNDS
                                         DOLLAR RANGE OF FUND SHARES                OVERSEEN BY TRUSTEE
-------------------------------- -------------------------------------------- ---------------------------------
Carl G. Verboncoeur*                                None                               over $100,000
-------------------------------- -------------------------------------------- ---------------------------------
Michael P. Byrum*                                   None                               over $100,000
-------------------------------- -------------------------------------------- ---------------------------------
Corey A. Colehour                                   None                               over $100,000
-------------------------------- -------------------------------------------- ---------------------------------
J. Kenneth Dalton                                   None                              $10,001-$50,000
-------------------------------- -------------------------------------------- ---------------------------------
John O. Demaret                                     None                               over $100,000
-------------------------------- -------------------------------------------- ---------------------------------

---------------------------------------------------------------------------------------------------------------
                                                                                 AGGREGATE DOLLAR RANGE OF
             NAME                                                                SHARES IN ALL RYDEX FUNDS
                                         DOLLAR RANGE OF FUND SHARES                OVERSEEN BY TRUSTEE
-------------------------------- -------------------------------------------- ---------------------------------
Patrick T. McCarville                               None                              $50,001-$100,000
-------------------------------- -------------------------------------------- ---------------------------------
Roger Somers                                        None                               over $100,000
-------------------------------- -------------------------------------------- ---------------------------------
Werner E. Keller**                                  None                               over $100,000
-------------------------------- -------------------------------------------- ---------------------------------
Thomas F. Lydon**                                   None                                $1 -$10,001
---------------------------------------------------------------------------------------------------------------

*MESSRS.  VERBONCOEUR AND BYRUM BECAME  INTERESTED  TRUSTEES,  AS DEFINED ABOVE, ON APRIL 30, 2004 AND JUNE 27,
2005, RESPECTIVELY.
**MESSRS. KELLER AND LYDON BECAME INDEPENDENT TRUSTEES ON JUNE 27, 2005.

BOARD COMPENSATION. The aggregate compensation paid by the Trust to each of the members of the Board serving during the fiscal year ended March 31, 2005, is set forth in the table below. Board members who are directors, officers or employees of the Advisor or any of its affiliated entities do not receive compensation from the Trust.

----------------------------------------------------------------------------------------------------------------
                                                      PENSION OR
                                  AGGREGATE           RETIREMENT             ESTIMATED              TOTAL
           NAME               COMPENSATION FROM    BENEFITS ACCRUED      ANNUAL BENEFITS        COMPENSATION
                                    TRUST         AS PART OF TRUST'S           UPON                 FROM
                                                       EXPENSES             RETIREMENT         FUND COMPLEX*
---------------------------- -------------------- -------------------- --------------------- -------------------
---------------------------- -------------------- -------------------- --------------------- -------------------
Carl Verboncoeur**                   n/a                  n/a                  n/a                  n/a
---------------------------- -------------------- -------------------- --------------------- -------------------
Michael P. Byrum**                   n/a                  n/a                  n/a                  n/a
---------------------------- -------------------- -------------------- --------------------- -------------------
Corey A. Colehour                  $47,500                $0                    $0                $86,500
---------------------------- -------------------- -------------------- --------------------- -------------------
J. Kenneth Dalton                  $47,500                $0                    $0                $86,500
---------------------------- -------------------- -------------------- --------------------- -------------------
Roger Somers                       $47,500                $0                    $0                $86,500
---------------------------- -------------------- -------------------- --------------------- -------------------
John O. Demaret                    $47,500                $0                    $0                $92,500
---------------------------- -------------------- -------------------- --------------------- -------------------
Patrick T. McCarville              $47,500                $0                    $0                $86,500
---------------------------- -------------------- -------------------- --------------------- -------------------
Werner E. Keller***                  n/a                  $0                    $0                 $7,000
---------------------------- -------------------- -------------------- --------------------- -------------------
Thomas F. Lydon***                   n/a                  $0                    $0                 $7,000
----------------------------------------------------------------------------------------------------------------

*    REPRESENTS TOTAL  COMPENSATION FOR SERVICE AS TRUSTEE OF THE RYDEX SERIES FUNDS, RYDEX DYNAMIC FUNDS, RYDEX
     VARIABLE TRUST,  RYDEX ETF TRUST AND, WITH RESPECT TO MR. DEMARET,  COMPENSATION  FOR SERVICE AS TRUSTEE OF
     THE RYDEX CAPITAL PARTNERS SPHINX FUND.
**   MESSRS.  VERBONCOEUR AND BYRUM BECAME INTERESTED TRUSTEES, AS DEFINED ABOVE, ON APRIL 30, 2004 AND JUNE 27,
     2005, RESPECTIVELY. AS OFFICERS OF THE ADVISOR, THEY DO NOT RECEIVE COMPENSATION FROM THE TRUST.
***  MESSRS. KELLER AND LYDON BECAME INDEPENDENT TRUSTEES ON JUNE 27, 2005.

TRUST OFFICERS. Set forth below are the names, ages, position with the Trust, length of term of office, and the principal occupations for a minimum of the last five years of each of the persons currently serving as Executive Officers of the Trust. Unless otherwise noted, the business address of each officer is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. None of the officers receive compensation from the Trust for their services.

CARL G. VERBONCOEUR (52)

         Trustee of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, 2004 to present; President of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, 2003 to present; Vice President of Rydex Series Funds, 1997 to 2003; Vice President of Rydex Dynamic Funds, 2000 to 2003; Vice President of Rydex Variable Trust, 1997 to 2003; Vice President of Rydex ETF Trust, calendar year 2003; Vice President of Rydex Capital Partners SPhinX Fund, 2003 to present; Treasurer of Rydex Series Funds and Rydex Variable Trust, 1997 to 2003; Treasurer of Rydex Dynamic Funds, 1999 to 2003; Treasurer of Rydex ETF Trust, 2002 to 2003; Treasurer of Rydex Capital Partners SPhinX Fund, calendar year 2003; Chief Executive

         Officer and Treasurer of PADCO Advisors, Inc., PADCO Advisors II, Inc., Rydex Fund Services, Inc. and Rydex Distributors, Inc., 2003 to present; Executive Vice President and Treasurer of Rydex Capital
         Partners I, LLC, registered investment adviser, and Rydex Capital Partners II, LLC, registered investment adviser, 2003 to present; President of PADCO Advisors, Inc., PADCO Advisors II, Inc., 2003 to 2004; President of Rydex Fund Services, Inc. and Rydex Distributors,
         Inc., 2003 to present; Executive Vice President of PADCO Advisors, Inc., PADCO Advisors II, Inc., Rydex Fund Services, Inc. and Rydex Distributors, Inc., 2000 to 2003; Vice President of PADCO Advisors, Inc., PADCO Advisors II, Inc., Rydex Fund Services, Inc. and Rydex Distributors, Inc., 1997 to 2000; Director of ICI Mutual Insurance Company, 2005 to present; Senior Vice President, Crestar Bank, 1995 to 1997; Senior Vice President, Crestar Asset Management Company, registered investment adviser, 1993 to 1995; Vice President of Perpetual Savings Bank, 1987 to 1993.

MICHAEL P. BYRUM (35)

         Trustee of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, 2005 to present; Vice President of Rydex Series Funds, 1997 to present; Vice President of Rydex Variable Trust, 1998 to present; Vice President of Rydex Dynamic Funds, 1999 to present; Vice President of Rydex ETF Trust, 2002 to present; President and Trustee of Rydex Capital Partners SPhinX Fund, 2003 to present; President of PADCO Advisors, Inc. and PADCO Advisors II Inc., 2004 to present; Chief Operating Officer of PADCO Advisors, Inc., 2003 to 2004; Executive Vice President of PADCO Advisors, Inc., 1993 to 2004; Senior Portfolio Manager of PADCO Advisors, Inc., 1993 to 2003; Executive Vice President of PADCO Advisors II, Inc., 1996 to 2004; Senior Portfolio Manager of PADCO Advisors II, Inc., 1996 to 2003; President of Rydex Capital Partners I, LLC, registered investment adviser, and Rydex
         Capital Partners II, LLC, registered investment adviser, 2003 to present; Executive Vice President of Rydex Fund Services, Inc., 2004 to present; Executive Vice President of Rydex Distributors, Inc., 1996 to 2004; Secretary of PADCO Advisors, Inc., PADCO Advisors II, Inc., Rydex Capital Partners I, LLC, registered investment adviser, Rydex Capital Partners II, LLC, registered investment adviser, and Rydex Fund Services, Inc., 2003 to present; Secretary of Rydex Distributors, Inc., 1996 to 2004; Investment Representative of Money Management Associates, registered investment adviser, 1992 to 1993.

NICK BONOS (42)

         Vice President and Treasurer of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, 2003 to present;
         Treasurer and Principal Financial Officer of Rydex Capital Partners SPhinX Fund, 2003 to present; Senior Vice President of Rydex Fund Services, Inc., 2003 to present; Vice President of Accounting of Rydex Fund Services, Inc., 2000 to 2003; Vice President of Mutual Fund Services, State Street Corp., 1997 to 1999.

JOANNA M. HAIGNEY (38)

         Chief Compliance Officer of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, Rydex ETF Trust and Rydex Capital Partners SPhinX Fund, 2004 to present; Secretary of Rydex Series Funds, Rydex Dynamic Funds and Rydex Variable Trust, 2000 to present; Secretary of Rydex ETF Trust, 2002 to present; Secretary of Rydex Capital Partners SPhinX Fund, 2003 to present; Vice President of Rydex Fund Services, Inc., 2004 to present; Vice President of Compliance of PADCO Advisors, Inc. and PADCO Advisors II, Inc., 2000 to present; Vice President Fund Administration, Chase Global Funds Services Co., a division of Chase Manhattan Bank NA, 1994 to 1999.

CODE OF ETHICS
--------------
The Board has adopted a Combined Code of Ethics (the "Code of Ethics") pursuant to Rule 17j-1 under the 1940 Act. The Advisor, Servicer and Distributor are also covered by the Code of Ethics. The Code of Ethics applies to the personal investing activities of trustees, directors, officers and certain employees ("access persons"). Rule 17j-1 and the Code of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under the Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements. The Code of Ethics is on file with the SEC, and is available to the public.

PROXY VOTING
------------
The Board has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the Advisor. The Advisor will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix A to this SAI. The Board will periodically review each Fund's proxy voting record.

The Trust annually discloses its complete proxy voting record on Form N-PX. The Trust's most recent Form N-PX is available upon request by calling 800.820.0888 or 301.296.5100 or by writing to Rydex Series Funds at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. The Trust's Form N-PX is also available on the SEC's web site at www.sec.gov.

THE ADVISORY AGREEMENT
----------------------
PADCO Advisors, Inc., 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, provides portfolio management to each Fund pursuant to an advisory contract with the Trust. The Advisor was incorporated in the State of Maryland on February 5, 1993 and, together with PADCO Advisors II, Inc., a registered investment adviser under common control, and does business under the name Rydex Investments (the "Advisor"). The voting common stock of the Advisor is held predominantly by a trust established by the late Albert P. Viragh, Jr., the founder of the Advisor, for the benefit of members of his family (the "Viragh Family Trust"). Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through its ownership of voting common stock, the Viragh Family Trust and/or its three trustees, Katherine A. Viragh, Mark S. Viragh and Roger E. Young, may be deemed, under the 1940 Act, to control the Advisor.

The Advisor manages the investment and the reinvestment of the assets of each of the Funds, in accordance with the investment objectives, policies, and limitations of each Fund, subject to the general supervision and control of the Board and the officers of the Trust. The Advisor bears all costs associated with providing these advisory services and the expenses of the members of the Board who are affiliated with or interested persons of the Advisor. The Advisor, from its own resources, including profits from advisory fees received from the Funds, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pay all distribution costs for Fund shares.

Under an investment advisory agreement with the Advisor, dated May 23, 2005, the Advisor serves as the investment adviser for each series of the Trust and provides investment advice to the Funds and oversees the day-to-day operations of the Funds, subject to direction and control by the Board and the officers of the Trust. As of August 15, 2005, assets under management of the Advisor were approximately $13.6 billion. Pursuant to the advisory agreement, the Advisor is responsible for all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, short dividend expenses and extraordinary expenses. The Advisor may from time to time reimburse certain expenses of the Funds in order to limit the Funds' operating expenses as described in the Prospectuses.

ADVISORY FEE. Pursuant to the advisory agreement with the Advisor, each Fund pays the Advisor a fixed fee of 1.15% at an annualized rate, based on the average daily net assets for the Fund.

The continuance of the advisory agreement must be specifically approved at least annually (i) by the vote of the Board or by a vote of the shareholders of the Funds and (ii) by the vote of a majority of the Board members who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The advisory agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to a Fund, by a majority of the outstanding shares of the Fund, on not less than 60 days' written notice to the Advisor, or by the Advisor on 60 days' written notice to the Trust. The advisory agreement provides that the Advisor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

PORTFOLIO MANAGERS
------------------
This  section  includes   information  about  each  Fund's  portfolio  managers,
including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS. In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as follows:

-------------------------------------------------------------------------------------------------------------------------
                             REGISTERED INVESTMENT           OTHER POOLED INVESTMENT              OTHER ACCOUNTS 1
                                 COMPANIES 1,2                      VEHICLES 1
                        -------------------------------- --------------------------------- ------------------------------
                           NUMBER                            NUMBER                           NUMBER
                             OF         TOTAL ASSETS           OF         TOTAL ASSETS          OF         TOTAL ASSETS
        NAME              ACCOUNTS                          ACCOUNTS                         ACCOUNTS
----------------------- ------------ ------------------- ------------ -------------------- ------------ -----------------
Michael P. Byrum            91            $12.6 B              2             $1.5 M              8            <$5 M
----------------------- ------------ ------------------- ------------ -------------------- ------------ -----------------
James R. King               91            $12.6 B              0               N/A               3            <$5 M
-------------------------------------------------------------------------------------------------------------------------

1  INFORMATION PROVIDED IS AS OF APRIL 12, 2005.
2  THE PORTFOLIO MANAGERS MANAGE ONE ACCOUNT THAT IS SUBJECT TO A PERFORMANCE-BASED ADVISORY FEE. THE ACCOUNT HAD $87.1 M
   IN ASSETS UNDER MANAGEMENT AS OF APRIL 12, 2005.

CONFLICTS OF INTEREST. The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of a Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as one of the Funds. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. However, the Advisor has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

PORTFOLIO MANAGER COMPENSATION. The Advisor compensates each portfolio manager for his management of the Funds. The portfolio managers' compensation consists of a fixed annual salary and a discretionary bonus. The amount of the discretionary bonus is determined by two components. The first component is a comparison of the
portfolio   manager's  Fund  performance   relative  to  a  mutual  fund  peer's
performance and/or to the performance of applicable internal or external benchmarks as measured over a one-year period. Mutual fund peers are those funds with similar investment objectives to the Fund managed by the portfolio manager. Mutual fund peers do not exist for all Rydex Funds. Rydex Funds that do not have a mutual fund peer available for comparison purposes will instead be compared to applicable internal or external benchmarks. An external benchmark, such as the S&P 500 Index, will be used for each Rydex Fund that seeks to track the performance of a published index. An internal benchmark, such as the inverse of the S&P 500 Index, will be used when an external benchmark is not available. The performance of the portfolio managers in carrying out the Funds' investment strategies will be evaluated in relation to the investment returns of the broad hedge fund universe, and segments thereof, and the commodities market, respectively. To the extent a portfolio manager manages accounts other than the Funds, the performance of the portfolio manager in managing such accounts will similarly be evaluated by the Advisor in relation to the account's performance as compared to various internal and external performance benchmarks as determined appropriate by the Advisor. The second component used to determine the discretionary bonus is based on the Advisor's profit margin and assets under management.

FUND SHARES OWNED BY PORTFOLIO MANAGERS. The following table shows the dollar amount range of each portfolio manager's "beneficial ownership" of shares of each Fund as of March 9, 2005. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

---------------------------------------------------------------------------------------------------------------------
     PORTFOLIO MANAGER                             FUND                             DOLLAR RANGE OF FUND SHARES
---------------------------- ------------------------------------------------- --------------------------------------
Michael P. Byrum                     Absolute Return Strategies Fund                           None
---------------------------- ------------------------------------------------- --------------------------------------
                                            Hedged Equity Fund                                 None
---------------------------- ------------------------------------------------- --------------------------------------
James R. King                        Absolute Return Strategies Fund                           None
---------------------------- ------------------------------------------------- --------------------------------------
                                            Hedged Equity Fund                                 None
---------------------------------------------------------------------------------------------------------------------

THE ADMINISTRATIVE SERVICE AGREEMENT AND ACCOUNTING SERVICE AGREEMENT
---------------------------------------------------------------------
General administrative, shareholder, dividend disbursement, transfer agent, and registrar services are provided to the Trust and the Funds by Rydex Fund
Services, Inc. (the "Servicer"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, subject to the general supervision and control of the Board and the officers of the Trust, pursuant to a service agreement between the Trust and the Servicer. The Servicer is wholly-owned by the Viragh Family Trust.

Under the service agreement, the Servicer provides the Trust and each Fund with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of net asset values; and the preparation and filing of all reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the Trust and each Fund under federal and state securities laws. The Servicer also maintains the shareholder account records for each Fund, disburses dividends and distributions payable by each Fund, and produces statements with respect to account activity for each Fund and each Fund's shareholders. The Servicer pays all fees and expenses that are directly related to the services provided by the Servicer to each Fund; the Funds reimburse the Servicer for all fees and expenses incurred by the Servicer which are not directly related to the services the Servicer provides to the Funds under the service agreement. In consideration for its services, the Servicer is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.25% of the average daily net assets of each Fund. Pursuant to an Accounting Services Agreement the Servicer serves as Accounting Services Agent and performs certain record keeping and accounting functions.

DISTRIBUTION
------------
Pursuant to a Distribution Agreement adopted by the Trust, Rydex Distributors, Inc. (the "Distributor"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, acts as distributor for the shares of the Trust under the general supervision and control of the Board and the officers of the Trust. The Distributor is wholly-owned by the Viragh Family Trust. The Distribution Agreement grants the Distributor the exclusive right to distribute the shares of the Funds. In addition, the Distribution Agreement permits the Distributor to receive as compensation any front-end sales load or contingent deferred sales charge collected by the Funds or other asset-based sales charges collected pursuant to any distribution or shareholder services plans adopted by the Funds on behalf of the various classes of shares. Each of the Fund's current distribution and shareholder services plans, as well as a description of the services performed under each, are described below.

A-CLASS DISTRIBUTION PLAN - Each Fund has adopted a Distribution Plan applicable to A-Class Shares (the "A-Class Plan"). Under the A-Class Plan, the Distributor, or designated service providers, may receive up to 0.25% of each Fund's assets attributable to A-Class Shares as compensation for distribution services pursuant to Rule 12b-1 of the 1940 Act.

C-CLASS DISTRIBUTION AND SHAREHOLDER SERVICING PLAN - Each Fund has adopted a Distribution and Shareholder Services Plan for C-Class Shares (the "C-Class Plan"). Under the C-Class Plan, the Distributor, or designated service providers, may receive up to 1.00% of each Fund's assets attributable to C-Class Shares as compensation for distribution and shareholder services pursuant to Rule 12b-1 of the 1940 Act. The C-Class Plan allows for payment of up to 0.75% of each Fund's assets attributable to C-Class Shares as compensation for distribution services and up to 0.25% of each Fund's assets attributable to C-Class Shares as compensation for shareholder services.

H-CLASS DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN - Each Fund has adopted a Distribution Plan and a Shareholder Services Plan applicable to H-Class Shares (the "H-Class Plan"). Under the H-Class Plan, the Distributor, or designated service providers, may receive up to 0.25% of each Fund's assets attributable to H-Class Shares as compensation for distribution services pursuant to Rule 12b-1 of the 1940 Act. The Shareholder Services Plan permits the payment of up to 0.25% of each Fund's assets attributable to H-Class Shares to designated service providers as compensation for providing shareholder services, which are not primarily intended to result in the sale of the shares of the Funds.

DESCRIPTION OF DISTRIBUTION AND SHAREHOLDER SERVICES - Distribution services may include: (i) services in connection with distribution assistance, or (ii) payments to financial institutions and other financial intermediaries, such as banks, savings and loan associations, insurance companies, investment counselors, broker-dealers, mutual fund "supermarkets" and the Distributor's affiliates and subsidiaries, as compensation for services or reimbursement of expenses incurred in connection with distribution assistance. The Distributor may, at its discretion, retain a portion of such payments to compensate itself for distribution services and distribution related expenses such as the costs of preparation, printing, mailing or otherwise disseminating sales literature, advertising, and prospectuses (other than those furnished to current shareholders of the Funds), promotional and incentive programs, and such other marketing expenses that the Distributor may incur.

Shareholder services may include: (i) maintaining accounts relating to clients that invest in shares; (ii) arranging for bank wires; (iii) responding to client inquiries relating to the services performed by the services providers; (iv) responding to inquiries from clients concerning their investment in shares; (v) assisting clients in changing dividend options, account designations and addresses; (vi) providing information periodically to clients showing their position in shares; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to clients; and (viii) processing dividend payments from the Funds on behalf of clients.

COSTS AND EXPENSES
------------------
Each Fund bears all expenses of its operations other than those assumed by the Advisor or the Servicer. Fund expenses include: the management fee; the servicing fee (including administrative, transfer agent, and shareholder servicing fees); custodian and accounting fees and expenses; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; all federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; fees and expenses of non-interested Board members; the costs and expenses of redeeming shares of a Fund; fees and expenses paid to any securities pricing organization; dues and expenses associated with membership in any mutual fund organization; and costs for incoming telephone WATTS lines. In addition, each of the Funds pays an equal portion of the trustee fees and expenses for attendance at Board meetings for the trustees of the Trust who are not affiliated with, or interested persons of, the Advisor.

BUSINESS CONTINUITY AND DISASTER RECOVERY
-----------------------------------------
The Advisor, the Distributor and the Servicer (collectively, the "Service Providers") have developed a joint Business Continuity and Disaster Recovery Program (the "Program") that is designed to minimize the disruption of normal business operations in the event of a disaster. While the Service Providers believe that the Program is comprehensive and should enable them to survive a disaster and reestablish normal business operations in a timely manner, under certain unusual or unexpected circumstances the Service Providers could be prevented or hindered from providing services to the Funds for extended periods of time. These circumstances may include, without limitation, acts of God, acts of government in its sovereign or contractual capacity, any act of declared or undeclared war or of a public enemy (including acts of terrorism), power shortages or failures, utility or communication failure or delays, labor disputes, strikes, shortages, supply shortages, system failures or malfunctions. Under each Service Provider's agreement with the Trust, absent willful misfeasance, bad faith or gross negligence on the part of the Service Provider, or the reckless disregard of their respective obligations, the Service Provider generally will not be liable for any related losses to the Funds or to the Funds' shareholders as a result of such an occurrence.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectuses entitled "Calculating NAV." The net asset value of a Fund serves as the basis for the purchase and redemption price of that Fund's shares. The net asset value per share of a Fund is calculated by dividing the market value of the Fund's securities plus the value of its other assets, less all liabilities, by the number of outstanding shares of the Fund. If market quotations are not readily available, a security will be valued at fair value by the Advisor using methods established or ratified by the Board.

Options on securities and indices purchased by a Fund generally are valued at their last bid price in the case of exchange-traded options or, in the case of options traded in the over-the-counter ("OTC") market, the average of the last bid price as obtained from two or more dealers unless there is only one dealer, in which case that dealer's price is used. Futures contracts generally are valued based upon the unrealized gain or loss on the contract determined with reference to the first price reported by established futures exchanges after the close of a Fund's pricing cycle, or alternatively, with reference to the average price at which futures are bought and sold by a Fund. Options on futures contracts generally are valued with reference to the underlying futures contract. If the market makes a limit move with respect to a particular commodity, the commodity will be valued at fair value by the Advisor using methods established or ratified by the Board.

On days when the Chicago Board of Trade ("CBOT") is closed during its usual business hours, but the shares of a Fund have been purchased, redeemed, and/or exchanged, the portfolio securities held by a Fund which are traded on the CBOT are valued at the earlier of (i) the time of the execution of the last trade of the day for a Fund in those CBOT-traded portfolio securities and (ii) the time of the close of the CBOT Evening Session. On days when the CBOT is closed during its usual business hours and there is no need for a Fund to execute trades on the CBOT, the value of the CBOT-traded portfolio securities held by a Fund will be the mean of the bid and asked prices for those CBOT-traded portfolio securities at the open of the CBOT Evening Session.

OTC securities held by a Fund shall be valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. Securities listed on the Nasdaq National Market and Nasdaq SmallCap Market may be valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. The portfolio securities of a Fund that are listed on national exchanges are taken at the last sales price of such securities on such exchange; if no sales price is reported, the mean of the last bid and asked price is used. For valuation purposes, all assets and liabilities initially expressed in foreign currency values will be converted into U.S. Dollar values at the mean between the bid and the offered quotations of such currencies against U.S. Dollars as last quoted by any recognized dealer. If such quotations are not available, the rate of exchange will be determined in good faith by the Advisor based on guidelines adopted by the Board. Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed after the ex-dividend date.

Illiquid securities, securities for which reliable quotations or pricing services are not readily available, and all other assets will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Board, which procedures may include the delegation of certain responsibilities regarding valuation to the Advisor or the officers of the Trust. The officers of the Trust report, as necessary, to the Board regarding portfolio valuation determination. The Board, from time to time, will review these methods of valuation and will recommend changes, which may be necessary to assure that the investments of the Funds are valued at fair value.

PURCHASE AND REDEMPTION OF SHARES

MINIMUM INVESTMENT REQUIREMENTS
-------------------------------
Shareholders will be informed of any increase in the minimum investment requirements by a new prospectus or a prospectus supplement, in which the new minimum is disclosed. Any request for a redemption (including pursuant to check writing privileges) by an investor whose account balance is (a) below the currently applicable minimum investment, or (b) would be below that minimum as a result of the redemption, will be treated as a request by the investor of a complete redemption of that account. In addition, the Trust may redeem an account whose balance (due in whole or in part to redemptions since the time of last purchase) has fallen below the minimum investment amount applicable at the time of the shareholder's most recent purchase of Fund shares (unless the shareholder brings his or her account value up to the currently applicable minimum investment).

TAX CONSEQUENCES
----------------
Note that in the case of tax-qualified retirement plans, a redemption from such a plan may have adverse tax consequences. A shareholder contemplating such a redemption should consult his or her own tax adviser. Other shareholders should consider the tax consequences of any redemption.

SUSPENSION OF THE RIGHT OF REDEMPTION
-------------------------------------
The Funds may suspend the right of redemption or the date of payment: (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings), or trading is restricted; (ii) for any period during which an emergency exists so that disposal of Fund investments or the determination of its NAV is not reasonably practicable; or (iii) for such other periods as the SEC, by order, may permit for the protection of Fund investors. In cases where Nasdaq, the CME or Chicago Board Options Exchange ("CBOE"), CBOT, or any foreign market where the Funds' securities trade, as appropriate, is closed or trading is restricted, a Fund may ask the SEC to permit the right to redemption to be suspended. On any day that any of the securities exchanges on which the Funds' securities trade close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the SEC, the right is reserved to advance the time on that day by which purchase and redemption orders must be received. Any order received after that time will receive the next business day's NAV.

HOLIDAYS
--------
The NYSE, the Federal Reserve Bank of New York, the Nasdaq, the CME, the CBOT, and other U.S. exchanges are closed on weekends and on the following holidays:
(i) New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day (the CBOT and CME will have abbreviated trading schedules), Thanksgiving Day, and Christmas Day; and
(ii) the preceding Friday if any of these holidays falls on a Saturday, or the subsequent Monday if any of these holidays falls on a Sunday. In addition, the U.S. Government bond market is closed on Columbus Day and Veterans' Day. Although the Trust expects the same holiday schedules to be observed in the future, each of the aforementioned exchanges and markets may modify its holiday schedule at any time.

REDEMPTIONS IN-KIND
-------------------
The Trust intends to pay your redemption proceeds in cash. However, under unusual conditions that make the payment in cash unwise (and for the protection of the remaining shareholders of a Fund) the Trust reserves the right to pay all, or part, of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in-kind). The Trust has elected to be governed by Rule 18f-1 of the 1940 Act under which the Trust is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of a Fund's net asset value during any 90-day period. Although it is highly unlikely that your shares would ever actually be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you.

A-CLASS SHARES - INITIAL SALES CHARGES, REDUCTIONS, AND WAIVERS

INITIAL SALES CHARGES / DEALER REALLOWANCES. A-Class Shares of the Funds are sold subject to a front-end sales charge as described in the Funds' A-Class and C-Class Shares Prospectus. The sales charge is used to compensate the Distributor and participating securities dealers for their expenses incurred in connection with the distribution of the Funds' shares. You may also be charged a transaction or other fee by the financial institution managing your account.

Selling dealers are normally reallowed a portion of the sales charge by the Distributor. The following table shows the amount of the front-end sales charge that is reallowed to dealers as a percentage of the offering price of A-Class Shares.

---------------------------------------------------------------------------------------------------------
AMOUNT OF INVESTMENT                           AUTHORIZED DEALER COMMISSION AS % OF OFFERING PRICE
---------------------------------------- ----------------------------------------------------------------
Less than $100,000                                                    4.00%
---------------------------------------- ----------------------------------------------------------------
$100,000 but less than $250,000                                       3.00%
---------------------------------------- ----------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
AMOUNT OF INVESTMENT                           AUTHORIZED DEALER COMMISSION AS % OF OFFERING PRICE
---------------------------------------- ----------------------------------------------------------------
$250,000 but less than $500,000                                       2.25%
---------------------------------------- ----------------------------------------------------------------
$500,000 but less than $1,000,000                                     1.20%
---------------------------------------- ----------------------------------------------------------------
Greater than $1,000,000                                               1.00%
---------------------------------------------------------------------------------------------------------

REDUCED SALES CHARGES. You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your securities dealer are responsible for providing sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

RIGHTS OF ACCUMULATION
----------------------
You may qualify for reduced initial sales charges based upon your existing investment in shares of any Rydex Fund at the time of the proposed purchase. To determine whether or not a reduced initial sales charge applies to a proposed purchase, the Distributor takes into account not only the money which is invested upon such proposed purchase, but also the value of all A-Class and C-Class shares of the Rydex Funds that you own, calculated at their then current public offering price.

If you qualify for a reduced sales charge, the reduced sales charge applies to the total amount of money being invested, even if only a portion of that amount exceeds the breakpoint for the reduced sales charge. For example, if you already own qualifying A-Class or C-Class shares of any Rydex Fund with a value of $80,000 and wish to invest an additional $40,000 in an A-Class Share of a Fund, the reduced initial sales charge of 4.75% will apply to the full $40,000 purchase and not just to the $20,000 in excess of the $100,000 breakpoint.

To qualify for obtaining the discount applicable to a particular purchase, you or your securities dealer must furnish the Servicer with a list of the account numbers and the names in which your Rydex Fund accounts are registered at the time the purchase is made.

         AGGREGATING ACCOUNTS (GROUP PURCHASES)

         1. To receive a reduced sales charge on A-Class Shares, investments in any A-Class or C-Class share made by you, your spouse and your children under the age of 21 may be aggregated if made for your/their own account(s) and:

o trust accounts established by the above individuals. However, if the person(s) who established the trust is/are deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust;
o    solely controlled business accounts;
o    single participant retirement plans; or
o endowments or foundations established and controlled by you or your immediate family.

         2. Investments made by a trustee or other fiduciary for a single trust estate or fiduciary account and multiple-employee benefit plans of a single employer or affiliated employers - provided they are not aggregated with individual accounts - may also be aggregated.

         3. Similarly, investments made for participant accounts of a 403(b) plan that is treated like an employer-sponsored plan, or multiple 403(b) plans of a single employer or affiliated employers, may be aggregated. In addition, investments made for non-profit, charitable or educational organizations (or any employer-sponsored retirement plan for such an endowment or foundation) or any endowments or foundations established and controlled by the organization may be aggregated. Finally, investments made by a common trust fund or other diversified pooled accounts not specifically formed for the purpose of accumulating fund shares may be aggregated.

         SOME  ACCOUNTS  CANNOT  BE  AGGREGATED.   At  the  request  of  certain
investment firms, some accounts are set up as "street name" or "nominee" accounts. This means that the investment firm has sole access, and that the Funds have limited access, to the investment firm's clients' account information. Since the Servicer has little or no access to certain nominee or street name account information, these accounts generally may not be aggregated for the purpose of receiving reduced sales charges. Check with your securities dealer to determine if this applies to your account.

LETTERS OF INTENT
-----------------
You may also pay reduced initial sales charges by indicating on the account application that you intend to provide a Letter of Intent ("LOI"), and then fulfilling the conditions of that LOI.

The LOI confirms the total investment in shares of the Rydex Funds that you intend to make within the next 13 months. By marking the LOI section on the account application and by signing the account application, you indicate that you understand and agree to the terms of the LOI and that you are bound by the provisions described below:

         CALCULATING THE INITIAL SALES CHARGE:

o Each purchase of Fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI (to determine what the applicable public offering price is, look at the sales charge table in the section on "Initial Sales Charges" in the Prospectuses).

o It is your responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge.

o The offering price may be further reduced as described below above under "Rights of Accumulation" if the Servicer is advised of all other accounts at the time of the investment.

o Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI.

         CALCULATING THE NUMBER OF SHARES TO BE PURCHASED

o Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period.

o Purchases made more than 90 days before signing an LOI will be applied toward the completion of the LOI based on the value of the shares purchased that is calculated at the public offering price on the effective date of the LOI.

o If you meet the original obligation at any time during the 13-month period, you may revise the intended investment amount upward by submitting a written and signed request. This revision will not change the original expiration date.

o The Servicer will process necessary adjustments upon the expiration or completion date of the LOI.

         FULFILLING THE INTENDED INVESTMENT

o By signing an LOI, you are not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, you will have to pay the increased amount of sales charge.

o To assure compliance with the provisions of the 1940 Act, the Servicer will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share) out of the initial purchase (or subsequent purchases if necessary). All dividends and any capital gain distributions on the escrowed shares will be credited to you. All shares purchased, including those escrowed, will be registered in your name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released.

o If the intended investment is not completed, you will pay the Servicer the difference between the sales charge on the specified amount and the sales charge on the amount actually purchased. If you do not pay such difference within 20 days of the expiration date, you irrevocably appoint the Servicer as your attorney-in-fact to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

         CANCELING THE LOI

o If at any time before completing the LOI Program you wish to cancel the agreement, you must give written notice to the Distributor.

o If at any time before completion the LOI Program you request the Servicer to liquidate or transfer beneficial ownership of your total shares, the LOI will be automatically canceled. If the total amount purchased is less than the amount specified in the LOI, the Servicer will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

SALES CHARGE WAIVERS. The A-Class Shares' initial sales charges will be waived for certain types of investors, as described in the Prospectuses.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

DIVIDENDS AND DISTRIBUTIONS
---------------------------
Dividends from net investment income and any distributions of net realized capital gains from each of the Funds will be distributed as described in the Trust's Prospectuses under "Dividends and Distributions." Normally, all such distributions of a Fund will automatically be reinvested without charge in additional shares of the same Fund.

FEDERAL INCOME TAXES
--------------------
The following is only a summary of certain additional federal income tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectuses is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended, (the "Code") and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

REGULATED INVESTMENT COMPANY STATUS
-----------------------------------
A fund that qualifies as a RIC will not be subject to federal income taxes on the net investment income and net realized capital gains that the fund distributes to the fund's shareholders. The Funds will seek to qualify for treatment as a regulated investment company (RIC) under the Code. Provided that for each tax year a Fund: (i) meets the requirements to be treated as a RIC (as discussed below); and (ii) distributes at least 90% of the Fund's net investment income for such year (including, for this purpose, net realized short-term capital gains), the Fund itself will not be subject to federal income taxes to the extent the Fund's net investment income and the Fund's net realized capital gains, if any, are distributed to the Fund's shareholders. One of several requirements for RIC qualification is that the Fund must receive at least 90% of the Fund's gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to the Fund's investments in stock, securities, and foreign currencies or the securities of one or more qualified publicly traded partnerships (the "90% Test"). A second requirement for qualification as a RIC is that a Fund must diversify its holdings so that, at the end of each fiscal quarter of the Fund's taxable year: (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government Securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of its total assets are invested in the securities (other than U.S. Government Securities or securities of other RICs) of any one issuer or two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses or the securities of one or more qualified publicly traded partnerships (the "Asset Test").

Income and gains from transactions in commodities such as precious metals and minerals will not qualify as gross income from "securities" for purposes of the 90% Test.

In the event of a failure by a Fund to qualify as a RIC, the Fund would be subject to tax on its taxable income at corporate rates, and the Fund's distributions, to the extent such distributions are derived from the Fund's current or accumulated earnings and profits, would constitute dividends that would be taxable to the shareholders of the Fund as ordinary income. Such distributions would be eligible for the dividends received deduction for corporate shareholders, and for the lower tax rates applicable to qualified dividend income received by individual shareholders, subject to certain limitations. This treatment would also apply to any portion of the distributions that might have been treated in the shareholder's hands as long-term capital gains, as discussed below, had the Fund qualified as a RIC. The Board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. If a Fund determines that it will not qualify as a RIC under Subchapter M of the Code, the Fund will establish procedures to reflect the anticipated tax liability in the Fund's net asset value.

Each Fund will generally be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for the year and 98% of its capital gain net income, plus certain other amounts. Each Fund intends to make sufficient distributions, or deemed distributions, to avoid imposition of the excise tax but can make no assurances that all such tax liability will be eliminated.

Each Fund intends to distribute substantially all its net investment income and net realized capital gains to shareholders, at least annually. The distribution of net investment income and net realized capital gains will be taxable to Fund shareholders regardless of whether the shareholder elects to receive these distributions in cash or in additional shares. All or a portion of the net investment income distributions may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets)) to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (I.E., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States).

In order for some portion of the dividends received by a Fund's shareholder to be qualified dividend income, a Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Fund's shares. Distributions reported to Fund shareholders as long-term capital gains shall be taxable as such (currently at a maximum rate of 15%), regardless of how long the shareholder has owned the shares. Fund shareholders will be notified annually by the Fund as to the federal tax status of all distributions made by the Fund. Distributions may be subject to state and local taxes.

Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

Shareholders who have not held Fund shares for a full year should be aware that a Fund may designate and distribute, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of investment in a Fund.

If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Sales, redemptions and exchanges of Fund shares are generally taxable transactions for federal and state income tax purposes. In general, if you hold your shares as a capital asset, gain or loss realized will be capital in nature and will be classified as long-term or short-term, depending on the length of the time shares have been held.

The Funds will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year.

All or a portion of any loss realized upon the redemption of Fund shares will be disallowed to the extent that other shares in a Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after a share redemption. Any loss disallowed under these rules will be added to the tax basis in the newly purchased shares. In addition, any loss realized by a shareholder on the disposition of shares held for six months or less is treated as a long-term capital loss to the extent of any distributions of any net long-term capital gains received by the shareholder with respect to such shares.

SPECIAL TAX CONSIDERATIONS
--------------------------
FOREIGN CURRENCY TRANSACTIONS. In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures, and forward foreign exchange contracts ("forward contracts") relating to investments in stock, securities, or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, whether certain foreign currency instruments will be treated as securities and who will be treated as the issuer of a foreign currency instrument for purposes of the RIC diversification requirements applicable to a Fund.

Under the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (I.E., unless certain special rules apply, currencies other than the U.S. Dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not "regulated futures contracts," and from unlisted options will be treated as ordinary income or loss under the Code. Also, certain foreign exchange gains derived with respect to foreign fixed-income securities are also subject to special treatment. In general, any such gains or losses will increase or decrease the amount of a Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of a Fund's net capital gain. Additionally, if such losses exceed other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary dividend distributions.

OPTIONS TRANSACTIONS BY THE FUNDS
---------------------------------
If a call option written by a Fund expires, the amount of the premium received by a Fund for the option will be short-term capital gain to a Fund. If such an option is closed by a Fund, any gain or loss realized by a Fund as a result of the closing purchase transaction will be short-term capital gain or loss. If the holder of a call option exercises the holder's right under the option, any gain or loss realized by a Fund upon the sale of the underlying security or underlying futures contract pursuant to such exercise will be short-term or long-term capital gain or loss to a Fund depending on the Fund's holding period for the underlying security or underlying futures contract.

With respect to call options purchased by a Fund, a Fund will realize short-term or long-term capital gain or loss if such option is sold and will realize short-term or long-term capital loss if the option is allowed to expire depending on the Fund's holding period for the call option. If such a call option is exercised, the amount paid by the Fund for the option will be added to the basis of the stock or futures contract so acquired.

Each Fund has available to it a number of elections under the Code concerning the treatment of option transactions for tax purposes. A Fund will utilize the tax treatment that, in a Fund's judgment, will be most favorable to a majority of investors in that Fund. Taxation of these transactions will vary according to the elections made by the Fund. These tax considerations may have an impact on investment decisions made by a Fund.

Each Fund, in its operations, also will utilize options on stock indices. Options on "broad based" stock indices are classified as "nonequity options" under the Code. Gains and losses resulting from the expiration, exercise, or closing of such nonequity options, as well as gains and losses resulting from futures contract transactions, will be treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (hereinafter, "blended gain or loss"). In addition, any nonequity option and futures contract held by a Fund on the last day of a fiscal year will be treated as sold for market value on that date, and gain or loss recognized as a result of such deemed sale will be blended gain or loss.

The trading strategies of a Fund involving nonequity options on stock indices may constitute "straddle" transactions. "Straddles" may affect the taxation of such instruments and may cause the postponement of recognition of losses incurred in certain closing transactions. Each Fund will also have available a number of elections under the Code concerning the treatment of option transactions for tax purposes. Each such Fund will utilize the tax treatment that, in the Fund's judgment, will be most favorable to a majority of investors in the Fund. Taxation of these transactions will vary according to the elections made by a Fund. These tax considerations may have an impact on investment decisions made by a Fund.

A Fund's transactions in certain options, under some circumstances, could preclude a Fund's qualifying for the special tax treatment available to investment companies meeting the requirements of Subchapter M of the Code.

Each Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by a Fund.

BACK-UP WITHHOLDING
-------------------
In certain cases a Fund will be required to withhold and remit to the U.S. Treasury an amount equal to the applicable back-up withholding rate applied to reportable taxable dividends and distributions, as well as the proceeds of any redemptions of Fund shares, paid to a shareholder who: (1) has failed to provide a correct taxpayer identification number (usually the shareholder's social security number); (2) is subject to back-up withholding by the Internal Revenue Service ("IRS"); (3) has failed to provide the Fund with the certifications required by the IRS to document that the shareholder is not subject to back-up withholding; or (4) has failed to certify that he or she is a U.S. person (including a U.S. resident alien).

OTHER ISSUES
------------
Each Fund may be subject to tax or taxes in certain states where the Fund does business. Furthermore, in those states which have income tax laws, the tax treatment of a Fund and of Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment. In some states ownership of fund shares may also be subject to state and local taxation. Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in Government National Mortgage Association or Fannie Mae securities, banker's acceptances, commercial paper and repurchase agreements collateralized by U.S. Government Securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

OTHER INFORMATION

PORTFOLIO HOLDINGS
------------------
The Board has approved portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. These policies and procedures, as described below, are designed to ensure that disclosure of portfolio holdings is in the best interests of Fund shareholders, and address conflicts of interest between the interests of Fund shareholders and those of the Funds'
Advisor, principal underwriter, or any affiliated person of the Funds, the Advisor, or the principal underwriter.

Information concerning the Funds' portfolio holdings may be disclosed in the ordinary course of business and as frequently as daily, but no earlier than one business day following the date of the information, to (i) certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers, and (ii) other personnel of the Advisor and other service providers, such as the Funds' administrator, custodian and fund accountant, who deal directly with, or assist in, functions related to investment management, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Funds and/or the terms of the Funds' current registration statement. As of August 31, 2005, the Funds had not yet commenced operations and therefore, did not disclose portfolio holdings information to any individual or entity. Once the Funds commence operations they expect to disclose portfolio holdings information to the following entities as part of ongoing arrangements that serve legitimate business purposes: Morningstar, Lipper, Vickers Stock Research, Thomson Financial, Bloomberg and Standard & Poor's.

The Funds' Chief Compliance Officer, or his or her compliance personnel designee, may also grant exceptions to permit additional disclosure of Fund portfolio holdings information at differing times and with different lag times (the period from the date of the information to the date the information is made available), if any, in instances where the Funds have legitimate business purposes for doing so, it is in the best interests of shareholders, and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information and are required to execute an agreement to that effect. The Board will be informed of any such disclosures at its next regularly scheduled meeting or as soon as is reasonably practicable thereafter. In no event shall the Funds, the Advisor, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Funds' portfolio holdings.

The Board exercises continuing oversight of the disclosure of each Fund's portfolio holdings by (1) overseeing the implementation and enforcement of Portfolio Holdings Disclosure Policies and Procedures, the Code of Ethics, and the Protection of Non-Public Information Policies and Procedures (collectively, the portfolio holdings governing policies) by the Funds' Chief Compliance Officer and the Fund, (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies, and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. The Board and the Funds reserve the right to amend the Policies and Procedures at any time and from time to time without prior notice in their sole discretion. For purposes of the Policies and Procedures, the term "portfolio holdings" means the equity and debt securities (e.g., stocks and bonds) held by a Fund and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by a Fund, which are not disclosed.

In addition to the permitted disclosures described above, the Funds must disclose its complete holdings quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's web site at www.sec.gov.

VOTING RIGHTS
-------------
You receive one vote for every full Fund share owned. Each Fund or class of a Fund will vote separately on matters relating solely to that Fund or class. All shares of the Funds are freely transferable.

As a Delaware statutory trust, the Trust is not required to hold annual Shareholder meetings unless otherwise required by the 1940 Act. However, a meeting may be called by Shareholders owning at least 10% of the outstanding shares of the Trust. If a meeting is requested by Shareholders, the Trust will provide appropriate assistance and information to the Shareholders who requested the meeting. Shareholder inquiries can be made by calling 800.820.0888 or 301.296.5100, or by writing to the Trust at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

REPORTING
---------
You will receive the Trust's unaudited financial information and audited financial statements. In addition, the Trust will send you proxy statements and other reports. If you are a customer of a financial institution that has purchased shares of a Fund for your account, you may, depending upon the nature of your account, receive all or a portion of this information directly from your financial institution.

SHAREHOLDER INQUIRIES
---------------------
You  may  visit  the  Trust's  web  site  at  www.rydexinvestments.com  or  call
800.820.0888 or 301.296.5100 to obtain information on account statements, procedures, and other related information.

COUNSEL

Morgan, Lewis & Bockius LLP serves as counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND CUSTODIAN

PricewaterhouseCoopers LLP, 250 West Pratt Street, Suite 2100 Baltimore, Maryland 21201, is the independent registered public accounting firm of the Trust and the Fund.

U.S. Bank, N.A. (the "Custodian"), 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian for the Trust and the Funds. The custodian holds the portfolio securities of each Fund and maintains all necessary related accounts and records.

                                   APPENDIX A

                                RYDEX INVESTMENTS
                      PROXY VOTING POLICIES AND PROCEDURES

I.       INTRODUCTION
         ------------

         PADCO Advisors, Inc. and PADCO Advisors II, Inc., together doing business as Rydex Investments, generally are responsible for voting proxies with respect to securities held in client accounts, including clients registered as investment companies under the Investment Company Act of 1940 ("Funds") and clients that are pension plans ("Plans") subject to the Employee Retirement Income Security Act of 1974 ("ERISA"). This document sets forth Rydex Investments' policies and guidelines with respect to proxy voting and its procedures to comply with SEC Rule 206(4)-6 under the Investment Advisers Act of 1940. Specifically, Rule 206(4)-6 requires that we:

         o Adopt and implement written policies and procedures reasonably designed to ensure that we vote client securities in the best interest of clients;

         o Disclose to clients how they may obtain information from us about how we voted proxies for their securities; and

         o Describe our proxy voting policies and procedures to clients and furnish them a copy of our policies and procedures on request.

II.      PROXY VOTING POLICIES AND PROCEDURES
         ------------------------------------

         A.    Proxy Voting Policies

               Proxies may have economic value and, where Rydex Investments is given responsibility for voting proxies, we must take reasonable steps under the circumstances to ensure that proxies are received and voted in the best long-term economic interests of our clients, which generally means voting proxies with a view to enhancing the value of the shares of stock held in client accounts, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of the proxy vote. Our authority is initially established by our advisory contracts or comparable documents. Clients, however, may change their proxy voting direction at any time.

         The financial interest of our clients is the primary consideration in determining how proxies should be voted. Any material conflicts of interest between Rydex Investments and our clients with respect to proxy voting are resolved in the best interests of clients, in accordance with the procedures described in Section III, below.

         B.    Proxy Voting Procedures

               Rydex Investments utilizes the services of an outside proxy voting firm, Investor Responsibility Research Center, Inc. ("IRRC"), to act as agent for the proxy process, to maintain records on proxy votes for our clients, and to provide independent research on corporate governance, proxy and corporate responsibility issues. In the absence of contrary instructions received from Rydex Investments, IRRC will vote proxies in accordance with the proxy voting guidelines (the "Guidelines") attached as SCHEDULE A hereto, as such Guidelines may be revised from time to time by Rydex Investments' portfolio management group (the "Committee"). Under its arrangement with IRRC, Rydex Investments has agreed to:

         o Provide IRRC with a copy of the Guidelines and to inform IRRC promptly of any changes to the Guidelines;

         o Deliver to IRRC, on a timely basis, all documents, information and materials necessary to enable IRRC to provide the services contemplated to be performed by it on a timely and efficient basis (such as conveying to IRRC a power of attorney with respect to the services to be provided hereunder and providing IRRC on a timely basis with Rydex Investments' authorized stamp, proxy cards, special voting instructions, authorization letters to custodian banks and any other materials necessary for the performance by IRRC of its duties);

         o Provide IRRC with a data file containing portfolio information (such as account numbers, share amounts, and security identifiers such as cusip and/or sedol numbers) on a regular basis; and

         o Coordinate with IRRC with respect to the classification of proxy items and for the treatment of items not clearly defined under the Guidelines.

III.     RESOLVING POTENTIAL CONFLICTS OF INTEREST
         -----------------------------------------

         The Committee is responsible for identifying potential conflicts of interest in regard to the proxy voting process. Examples of potential conflicts of interest include:

         o Managing a pension plan for a company whose management is soliciting proxies;

         o Having a material business relationship with a proponent of a proxy proposal in which this business relationship may influence how the proxy vote is cast; and

         o Rydex Investments, its employees or affiliates having a business or personal relationship with participants in a proxy contest, corporate directors or candidates for directorships.

         To ensure that all proxies are voted in the best interests of clients and are not the product of any potential conflict of interest, if a potential conflict of interest exists, Rydex Investments will instruct IRRC to vote in accordance with the established Guidelines. In the absence of established Guidelines (I.E., in instances where the Guidelines provide for a "case-by-case" review), Rydex Investments may vote a proxy regarding that proposal in any of the following manners:

         o REFER PROPOSAL TO THE CLIENT - Rydex Investments may refer the proposal to the client and obtain instructions from the client on how to vote the proxy relating to that proposal.

         o OBTAIN CLIENT RATIFICATION - If Rydex Investments is in a position to disclose the conflict to the client (I.E., such information is not confidential), Rydex Investments may determine how it proposes to vote the proposal on which it has a conflict, fully disclose the nature of the conflict to the client, and obtain the client's consent to how Rydex Investments will vote on the proposal (or otherwise obtain instructions from the client on how the proxy on the proposal should be voted).

         o USE AN INDEPENDENT THIRD PARTY FOR ALL PROPOSALS - Subject to any client imposed proxy voting policies, Rydex Investments may vote all proposals in a proxy according to the policies of an independent third party, such as IRRC or a similar entity (or to have the third party vote such proxies).

         o USE AN INDEPENDENT THIRD PARTY TO VOTE THE SPECIFIC PROPOSALS THAT INVOLVE A CONFLICT - Subject to any client imposed proxy voting policies, Rydex Investments may use an independent third party (such as IRRC) to recommend how the proxy for specific proposals that involve a conflict should be voted (or to have the third party vote such proxies).

IV.      SECURITIES SUBJECT TO LENDING ARRANGEMENTS
         ------------------------------------------

         For various legal or administrative reasons, Rydex Investments is often unable to vote securities that are, at the time of such vote, on loan pursuant to a client's securities lending arrangement with the client's custodian. Rydex Investments will refrain from voting such securities where the costs to the client and/or administrative inconvenience of retrieving securities then on loan outweighs the benefit of voting, assuming retrieval under such circumstances is even feasible and/or possible. In certain extraordinary situations, Rydex Investments may seek to have securities then on loan pursuant to such securities lending arrangements retrieved by the client's custodian for voting purposes. This decision will generally be made on a case-by-case basis depending on whether, in Rydex Investments' judgment, the matter to be voted on has critical significance to the potential value of the securities in question, the relative cost and/or administrative inconvenience of retrieving the securities, the significance of the holding and whether the stock is considered a long-term holding. There can be no guarantee that any such securities can be retrieved for such purpose.

V.       SPECIAL ISSUES WITH VOTING FOREIGN PROXIES
         ------------------------------------------

         Voting proxies with respect to shares of foreign stocks may involve significantly greater effort and corresponding cost due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Because the cost of voting on a particular proxy proposal could exceed the expected benefit to a client (including an ERISA Plan), Rydex Investments may weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision on whether voting a given proxy proposal is prudent.

VI.      ASSISTANCE WITH FORM N-PX AND PROXY VOTING RECORD
         -------------------------------------------------

         Rydex Investments shall assist its Fund clients in disclosing the following information on Form N-PX for each proxy matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which Rydex Investments, or IRRC as its agent, voted on the client's behalf by providing the following information to the Fund on a regular quarterly basis within 30 days after the end of the quarter:

         (i)        The name of the issuer of the portfolio security;

         (ii) The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);

         (iii) The Council on Uniform Security Identification Procedures ("CUSIP") number for the portfolio security (if available through reasonably practicable means);

         (iv)       The shareholder meeting date;

         (v)        A brief identification of the matter voted on;

         (vi) Whether the matter was proposed by the issuer or by a security holder;

         (vii) Whether Rydex Investments (or IRRC as its agent) cast the client's vote on the matter;

         (viii) How Rydex Investments (or IRRC as its agent) cast the client's vote (I.E., for or against proposal, or abstain; for or withhold regarding election of directors); and

         (ix) Whether Rydex Investments (or IRRC as its agent) cast the client's vote for or against management.


VII.     DISCLOSURE OF HOW TO OBTAIN VOTING INFORMATION
         ----------------------------------------------

         Rule 206(4)-6 requires Rydex Investments to disclose in response to any client request how the client can obtain information from Rydex Investments on how its securities were voted. Rydex Investments will disclose in Part II of its Form ADV that clients can obtain information on how their securities were voted by making a written request to Rydex Investments. Upon receiving a written request from a client, Rydex Investments will provide the information requested by the client within a reasonable amount of time.

         Rule 206(4)-6 also requires Rydex Investments to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures. Rydex Investments will provide such a description in Part II of its Form ADV. Upon receiving a written request from a client, Rydex Investments will provide a copy of this policy within a reasonable amount of time.

         If approved by the client, this policy and any requested records may be provided electronically.

VIII.    RECORDKEEPING
         -------------

         Rydex Investments shall keep the following records for a period of at least five years, the first two in an easily accessible place:

         (i)        A copy of this Policy;

         (ii)       Proxy Statements received regarding client securities;

         (iii)      Records of votes cast on behalf of clients;

         (iv)       Any  documents  prepared  by  Rydex  Investments  that  were
                    material  to  making  a  decision  how  to  vote,   or  that
                    memorialized the basis for the decision; and

         (v)        Records of client requests for proxy voting information.

         With respect to Rydex Investments' Fund clients, each Fund shall maintain a copy of each of the records that is related to proxy votes on behalf of the Fund by Rydex Investments. Additionally, Rydex Investments may keep Fund client records as part of Rydex Investments' records.

         Rydex Investments may rely on proxy statements filed on the SEC's EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by Rydex Investments that are maintained with a third party, such as IRRC, provided that Rydex Investments has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

                                   SCHEDULE A
                                       TO
                                RYDEX INVESTMENTS
                      PROXY VOTING POLICIES AND PROCEDURES

                             PROXY VOTING GUIDELINES
                             -----------------------


         Rydex Investments believes that management is generally in the best position to make decisions that are essential to the ongoing operation of the company and which are not expected to have a major impact on the corporation and its shareholders. Accordingly, Rydex Investments will generally vote with management on "routine items" of a corporate administrative nature. Rydex Investments will generally review all "non-routine items" (I.E., those items having the potential for major economic impact on the corporation and the long-term value of its shares) on a case-by-case basis.

BOARD OF DIRECTORS
------------------

A.  Director Nominees in Uncontested Elections                    Vote With Mgt.
B.  Chairman and CEO is the Same Person                           Vote With Mgt.
C.  Majority of Independent Directors                             Vote With Mgt.
D.  Stock Ownership Requirements                                  Vote With Mgt.
E.  Limit Tenure of Outside Directors                             Vote With Mgt.
F.  Director and Officer Indemnification and Liability
    Protection                                                    Vote With Mgt.
G.  Eliminate or Restrict Charitable Contributions                Vote With Mgt.

PROXY CONTESTS
--------------

A.  Voting for Director Nominees in Contested Election            Vote With Mgt.
B.  Reimburse Proxy Solicitation                                  Vote With Mgt.

AUDITORS
--------

A.  Ratifying Auditors                                            Vote With Mgt.

PROXY CONTEST DEFENSES
----------------------

A.  Board Structure - Classified Board                            Vote With Mgt.
B.  Cumulative Voting                                             Vote With Mgt.
C.  Shareholder Ability to Call Special Meetings                  Vote With Mgt.

TENDER OFFER DEFENSES
---------------------

A.  Submit Poison Pill for shareholder ratification               Case-by-Case
B.  Fair Price Provisions                                         Vote With Mgt.
C.  Supermajority Shareholder Vote Requirement                    Vote With Mgt.
      To Amend the Charter or Bylaws
D.  Supermajority Shareholder Vote Requirement                    Vote With Mgt.

MISCELLANEOUS GOVERNANCE PROVISIONS
-----------------------------------

A.  Confidential Voting                                           Vote With Mgt.
B.  Equal Access                                                  Vote With Mgt.
C.  Bundled Proposals                                             Vote With Mgt.

CAPITAL STRUCTURE
-----------------

A.  Common Stock Authorization                                    Vote With Mgt.
B.  Stock Splits                                                  Vote With Mgt.
C.  Reverse Stock Splits                                          Vote With Mgt.
D.  Preemptive Rights                                             Vote With Mgt.
E.  Share Repurchase Programs                                     Vote With Mgt.

EXECUTIVE AND DIRECTOR COMPENSATION
-----------------------------------

A.  Shareholder Proposals to Limit Executive and                  Case-by-Case
      Directors Pay
B.  Shareholder Ratification of Golden and Tin Parachutes         Vote With Mgt.
C.  Employee Stock Ownership Plans                                Vote With Mgt.
D.  401(k) Employee Benefit Plans                                 Vote With Mgt.

STATE OF INCORPORATION
----------------------

A.  Voting on State Takeover Plans                                Vote With Mgt.
B.  Voting on Reincorporation Proposals                           Vote With Mgt.

MERGERS AND CORPORATE RESTRUCTURINGS
------------------------------------

A.  Mergers and Acquisitions                                      Case-by-Case
B.  Corporate Restructuring                                       Vote With Mgt.
C.  Spin-Offs                                                     Vote With Mgt.
D.  Liquidations                                                  Vote With Mgt.

SOCIAL AND ENVIRONMENTAL ISSUES
-------------------------------

A.  Issues with Social/Moral Implications                         Vote With Mgt.

                       STATEMENT OF ADDITIONAL INFORMATION
                               RYDEX SERIES FUNDS

                         9601 Blackwell Road, Suite 500
                            Rockville, Maryland 20850

                            800.820.0888 301.296.5100
                            WWW.RYDEXINVESTMENTS.COM


This Statement of Additional Information ("SAI") relates to shares of the following portfolio (the "Fund") of Rydex Series Funds (the "Trust"):

                               MARKET NEUTRAL FUND

This SAI is not a prospectus. It should be read in conjunction with the Trust's Prospectuses for the A-Class and C-Class Shares and H-Class Shares, dated September 1, 2005. Copies of the Trust's Prospectuses are available, without charge, upon request to the Trust at the address above or by telephoning the Trust at the telephone numbers above.



                    The date of this SAI is September 1, 2005

                                TABLE OF CONTENTS

                                                                            PAGE

GENERAL INFORMATION ABOUT THE TRUST............................................1

INVESTMENT POLICIES, TECHNIQUES, AND RISK FACTORS..............................1

INVESTMENT RESTRICTIONS.......................................................18

BROKERAGE ALLOCATION AND OTHER PRACTICES......................................19

MANAGEMENT OF THE TRUST.......................................................21

DETERMINATION OF NET ASSET VALUE..............................................32

PURCHASE AND REDEMPTION OF SHARES.............................................33

A-CLASS SHARES - INITIAL SALES CHARGES, REDUCTIONS AND WAIVERS................34

DIVIDENDS, DISTRIBUTIONS, AND TAXES...........................................37

OTHER INFORMATION.............................................................41

COUNSEL ......................................................................43

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND CUSTODIAN...................43

APPENDIX A...................................................................A-1


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GENERAL INFORMATION ABOUT THE TRUST

The Trust was organized as a Delaware statutory trust on February 10, 1993. The Trust is permitted to offer separate portfolios and different classes of shares. All payments received by the Trust for shares of the Fund belong to the Fund. The Fund has its own assets and liabilities.

This SAI relates to the following series of the Trust: Market Neutral Fund (the "Fund"). The Fund is an open-end management investment company. The Trust currently offers A-Class, C-Class and H-Class Shares of the Fund. For more information on shareholder servicing and distribution expenses, see "Distribution" below. Additional Funds and/or classes may be created from time to time.

INVESTMENT POLICIES, TECHNIQUES, AND RISK FACTORS

GENERAL
-------
The Fund's investment objective and principal investment strategies are described in the Prospectuses. The investment objective of the Fund is non-fundamental and may be changed without the consent of the holders of a majority of the Fund's outstanding shares. The following information supplements, and should be read in conjunction with, those sections of the Prospectuses.

Portfolio management is provided to the Fund by the Trust's investment adviser, PADCO Advisors, Inc., a Maryland corporation with offices at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. PADCO Advisors, Inc. operates under the name Rydex Investments (the "Advisor"). The investment strategies of the Fund discussed below and in the Prospectuses may be used by the Fund if, in the opinion of the Advisor, these strategies will be advantageous to the Fund. The Fund is free to reduce or eliminate its activity with respect to any of the following investment techniques without violating the Fund's fundamental investment policies. There is no assurance that the Fund's strategies or any other strategies and methods of investment available to the Fund will result in the achievement of the Fund's objectives.

BORROWING
---------
The Fund may borrow money, including borrowing for investment purposes. Borrowing for investment is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. Since substantially all of the Fund's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share ("NAV") of the Fund will increase more when the Fund's portfolio assets increase in value and decrease more when the Fund's portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. The Fund intends to use leverage during periods when the Advisor believes that the Fund's investment objective would be furthered.

The Fund may also borrow money to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly. As required by the Investment Company Act of 1940, as amended, (the "1940 Act"), the Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Fund's assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of its borrowings to the extent necessary to meet this 300% coverage. Maintenance of


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

this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

In addition to the foregoing, the Fund is authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund's total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The Fund is authorized to pledge portfolio securities as the Advisor deems appropriate in connection with any borrowings.

CURRENCY TRANSACTIONS
---------------------
Although the Fund does not currently expect to engage in currency hedging, currency transactions may be used in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange-listed currency futures and options thereon, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations of which have received) a credit rating of A-1 or P-1 by S&P(R) or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

The  Fund's   dealings  in  forward   currency   contracts  and  other  currency
transactions such as futures, options on futures, options on currencies and swaps will be limited to hedging involving either specific transactions ("Transaction Hedging") or portfolio positions ("Position Hedging"). Transaction Hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. The Fund may enter into Transaction Hedging out of a desire to preserve the U.S. Dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. The Fund will be able to protect itself against possible losses resulting from changes in the relationship between the U.S. Dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

Position Hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. The Fund may use Position Hedging when the Advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. Dollar. The Fund may enter into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of the market between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.


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

The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. Dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Advisor considers that the Swedish krone is linked to the euro, the Fund holds securities denominated in krone and the Advisor believes that the value of the krone will decline against the U.S.
Dollar, the Advisor may enter into a contract to sell euros and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree in a direction that is not anticipated. Furthermore, there is risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will "cover" its position so as not to create a "senior security" as defined in Section 18 of the 1940 Act.

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These government actions can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Furthermore, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

FOREIGN CURRENCY OPTIONS. The Fund may invest in foreign currency-denominated securities and may buy or sell put and call options on foreign currencies. The Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

FOREIGN CURRENCIES
------------------
The Fund may invest directly and indirectly in foreign currencies. Investments in foreign currencies are subject to numerous risks, not the least of which is the fluctuation of foreign currency exchange rates with respect to the U.S. Dollar. Exchange rates fluctuate for a number of reasons.
o INFLATION. Exchange rates change to reflect changes in a currency's buying power. Different countries experience different inflation rates due to different monetary and fiscal policies, different product and labor market conditions, and a host of other factors.
o TRADE DEFICITS. Countries with trade deficits tend to experience a depreciating currency. Inflation may be the cause of a trade deficit, making a country's goods more expensive and less competitive and so reducing demand for its currency.
o INTEREST RATES. High interest rates may raise currency values in the short term by making such currencies more attractive to investors. However, since high interest rates are often the result of high inflation long-term results may be the opposite.
o BUDGET DEFICITS AND LOW SAVINGS RATES. Countries that run large budget deficits and save little of their national income tend to suffer a depreciating currency because they are forced to borrow abroad to finance their deficits. Payments of interest on this debt can inundate the currency markets with the currency of the debtor nation. Budget deficits also can indirectly contribute to currency depreciation if a government chooses inflationary measure to cope with its deficits and debt.
o POLITICAL FACTORS. Political instability in a country can cause a currency to depreciate. Demand for a certain currency may fall is a country appears a less desirable place in which to invest and do business.
o GOVERNMENT CONTROL. Through their own buying and selling of currencies, the world's central banks sometimes manipulate exchange rate movements. In addition, governments occasionally issue statements to influence people's expectations about the direction of exchange rates, or they may instigate policies with an exchange rate target as the goal. The value of the Fund's investments is calculated in U.S. Dollars each day that the New York Stock Exchange ("NYSE") is open for business. As a result, to the extent that the Fund's assets are invested in instruments denominated in foreign currencies and the currencies appreciate relative to the U.S. Dollar, the Fund's net asset value per share as expressed in U.S. Dollars (and, therefore, the value of your investment) should increase. If the U.S. Dollar appreciates relative to the other currencies, the opposite should occur. The currency-related gains and losses experienced by the Fund will be based on changes in the value of portfolio securities attributable to currency fluctuations only in relation to the original purchase price of such securities as stated in U.S. Dollars. Gains or losses on shares of the Fund will be based on changes attributable to fluctuations in the net asset value  of such  shares,  expressed  in U.S.  Dollars,  in  relation  to the original U.S. Dollar purchase price of the shares. The amount of appreciation or depreciation in the Fund's assets also will be affected by the net investment income generated by the money market instruments in which the Fund invests and by changes in the value of the securities that are unrelated to changes in currency exchange rates.

The Fund may incur currency exchange costs when it sells instruments denominated in one currency and buys instruments denominated in another.

DEBT SECURITIES
---------------
A debt security is a security consisting of a certificate or other evidence of a debt (secured or unsecured) on which the issuing company or governmental body promises to pay the holder thereof a fixed, variable, or floating rate of interest for a specified length of time, and to repay the debt on the specified maturity date. Some debt securities, such as zero coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations,


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

including, but not limited to, corporate bonds, government securities, municipal securities, convertible securities, mortgage-backed securities, and asset-backed securities. Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call/prepayment risk, inflation risk, credit risk, and (in the case of foreign securities) country risk and currency risk.

NON-INVESTMENT-GRADE SECURITIES. Non-investment-grade securities, also referred to as "high-yield securities" or "junk bonds," are debt securities that are rated lower than the four highest rating categories by a nationally recognized statistical rating organization (for example, lower than Baa3 by Moody's Investors Service, Inc. or lower than BBB- by Standard & Poor's) or are determined to be of comparable quality by the fund's adviser. These securities are generally considered to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the investment-grade categories. Investment in these securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

Analysis of the creditworthiness of issuers of high-yield securities may be more complex than for issuers of investment-grade securities. Thus, reliance on credit ratings in making investment decisions entails greater risks for high-yield securities than for investment-grade debt securities. The success of a fund's adviser in managing high-yield securities is more dependent upon its own credit analysis than is the case with investment-grade securities.

Some high-yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high-yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.

The market values of high-yield securities tend to reflect individual issuer developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. High-yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in junk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high-yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a fund investing in such securities may incur additional expenses to seek recovery.

The secondary market on which high-yield securities are traded may be less liquid than the market for investment-grade securities. Less liquidity in the secondary trading market could adversely affect the ability of a fund to sell a high-yield security or the price at which a fund could sell a high-yield security, and could adversely affect the daily net asset value of fund shares. When secondary markets for high-yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

Except as otherwise provided in the Fund's Prospectuses, if a credit-rating agency changes the rating of a portfolio security held by the Fund, the Fund may retain the portfolio security if the Advisor deems it in the best interest of shareholders.

EQUITY SECURITIES
-----------------
Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants to acquire common stock, securities convertible into common stock, and investments in master limited partnerships. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The Fund may purchase equity securities traded in the U.S. on registered exchanges or the over-the-counter market. Equity securities are described in more detail below.

o COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

o PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

o WARRANTS. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

o CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

     Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

o SMALL AND MEDIUM CAPITALIZATION ISSUERS. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

o MASTER LIMITED PARTNERSHIPS ("MLPS"). MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the Securities and Exchange Commission ("SEC") and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership.

     The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a MLP than investors in a corporation. Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

FIXED INCOME SECURITIES
-----------------------
The market value of the fixed income investments in which the Fund may invest will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect the Fund's net asset value. Additional information regarding fixed income securities is described below:

o DURATION. Duration is a measure of the expected change in value of a fixed income security for a given change in interest rates. For example, if interest rates changed by one percent, the value of a security having an effective duration of two years generally would vary by two percent. Duration takes the length of the time intervals between the present time and time that the interest and principal payments are scheduled, or in the case of a callable bond, expected to be received, and weighs them by the present values of the cash to be received at each future point in time.

o VARIABLE AND FLOATING RATE SECURITIES. Variable and floating rate instruments involve certain obligations that may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period, and may have a set floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

FOREIGN ISSUERS
---------------
The Fund may invest in issuers located outside the United States through American Depositary Receipts ("ADRs"), "ordinary shares," or "New York shares" issued and traded in the United States or through securities denominated in foreign currencies and traded on foreign exchanges. ADRs are dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by United States banks and trust companies which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in domestic securities markets and are traded on exchanges or over-the-counter in the United States. Ordinary shares are shares of foreign issuers that are traded abroad and on a United States exchange. New York shares are shares that a foreign issuer has allocated for trading in the United States. ADRs, ordinary shares, and New York shares all may be purchased with and sold for U.S. Dollars, which protect the Fund from the foreign settlement risks described below.

Investing in foreign companies may involve risks not typically associated with investing in United States companies. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than United States markets, and prices in some foreign markets can be very volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those that apply to United States companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial fees, generally are higher than for United States investments.

Investing in companies located abroad carries political and economic risks distinct from those associated with investing in the United States. Foreign investment may be affected by actions of foreign governments adverse to the interests of United States investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on United States investment, or on the ability to repatriate assets or to convert currency into U.S. Dollars. There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.

FUTURES AND OPTIONS TRANSACTIONS
--------------------------------
FUTURES AND OPTIONS ON FUTURES. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission ("CFTC"). The Fund may use futures contracts and related options for BONA FIDE hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. To the extent the Fund uses futures and/or options on futures, the Fund will do so in accordance with Rule
4.5 under the Commodity Exchange Act ("CEA"). The Trust, on behalf of all of its series, including the Fund, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 and therefore, the Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

When the Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position in order to limit leveraging and related risks. To cover its position, the Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. If the Fund continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the fund arising from such investment activities.

The Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (I.E., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

The Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. The Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with the Fund's use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Advisor's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Fund's exposure to price fluctuations, while others tend to increase its market exposure.

OPTIONS. The Fund may purchase and write put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

The Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by the Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

All options written on indices or securities must be covered. When the Fund writes an option on a security, on an index or a foreign currency, it will establish a segregated account containing cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

The Fund may trade put and call options on securities, securities indices and currencies, as the Advisor determines is appropriate in seeking the Fund's investment objective, and except as restricted by the Fund's investment limitations. See "Investment Limitations."

The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, the Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If the Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

The Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. The Fund will pay a premium when purchasing put and call options. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

The Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When the Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which the Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which the Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

The Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;
(2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

ILLIQUID SECURITIES
-------------------
While the Fund does not anticipate doing so, the Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"), but which can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of the Fund's net assets in illiquid securities. If the percentage of the Fund's net assets invested in illiquid securities exceeds 15% due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. The Fund will adhere to a more restrictive limitation on the Fund's investment in illiquid securities as required by the securities laws of those jurisdictions where shares of the Fund are registered for sale. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Under the current guidelines of the staff of the SEC, illiquid securities also are considered to include, among other securities, purchased over-the-counter options, certain cover for over-the-counter options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. The Fund may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on net asset value.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a "safe harbor" from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and meet other selection criteria, the Fund may make such investments whether or not such securities are "illiquid" depending on the market that exists for the particular security. The board of trustees of the Trust (the "Board") has delegated the responsibility for determining the liquidity of Rule 144A restricted securities, which may be invested in by the Fund, to the Advisor.

INVESTMENTS IN OTHER INVESTMENT COMPANIES
-----------------------------------------
The Fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of
Section 12(d)(1) of the 1940 Act. The Fund, therefore, may invest in the securities of another investment company (the "acquired company") provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or
(iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. The Fund may also invest in the securities of other investment companies if such securities are the only investment securities held by the Fund, such as through a master-feeder arrangement.

If the Fund invests in, and, thus, is a shareholder of, another investment company, the Fund's shareholders will indirectly bear the Fund's proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund's own investment adviser and the other expenses that the Fund bears directly in connection with the Fund's own operations.

LENDING OF PORTFOLIO SECURITIES
-------------------------------
The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to the Advisor or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government Securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent. By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government Securities or letters of credit are used as collateral.

The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value;
(v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

PORTFOLIO TURNOVER
------------------
A change in the securities held by a fund is known as "portfolio turnover." In general, the Advisor manages the Fund without regard to restrictions on portfolio turnover. The use of certain derivative instruments with relatively short maturities are excluded from the calculation of portfolio turnover. Nevertheless, the use of futures contracts will ordinarily involve the payment of commissions to futures commission merchants. Because the Fund expects to use all short-term instruments, the Fund's reported portfolio turnover may be low despite relatively high portfolio activity which would involve correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of the Fund, the higher these transaction costs borne by the Fund generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates).

"Portfolio Turnover Rate" is defined under the rules of the SEC as the lesser of the value of the securities purchased or of the securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with a remaining maturity of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and option contracts in which the Fund invests since such contracts generally have a remaining maturity of less than one-year.

REPURCHASE AGREEMENTS
---------------------
As discussed in the Trust's Prospectuses, the Fund may enter into repurchase agreements with financial institutions. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund's total assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Advisor, liquidity or other considerations so warrant.

REVERSE REPURCHASE AGREEMENTS
-----------------------------
The Fund may use reverse repurchase agreements as part of the Fund's investment strategy. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Fund intends to use the reverse repurchase technique only when this will be advantageous to the Fund. The Fund will establish a segregated account with the Trust's custodian bank in which the Fund will maintain cash or cash equivalents or other portfolio securities equal in value to the Fund's obligations in respect of reverse repurchase agreements.

SHORT SALES
-----------
The Fund also may engage in short sales transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest, which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or (b) otherwise cover the Fund's short position. The Fund may use up to 100% of its portfolio to engage in short sales transactions and collateralize its open short positions.

STOCK INDEX FUTURES CONTRACTS
-----------------------------
The Fund may buy and sell stock index futures contracts with respect to any stock index traded on a recognized stock exchange or board of trade. A stock index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.

At the time the Fund purchases a futures contract, an amount of cash, U.S. Government securities or other liquid securities equal to the market value of the futures contract will be deposited in a segregated account with the Fund's custodian. When writing a futures contract, the Fund will maintain with its custodian liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

SWAP AGREEMENTS
---------------
The Fund may enter into equity index or interest rate swap agreements. The Fund may utilize swap agreements in an attempt to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," I.E., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap," interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by the Fund calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").

The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund's illiquid investment limitations. The Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

The Fund may enter into swap agreements to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap agreement defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Fund and its Advisor believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the over-the-counter market. The Advisor, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of equity swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

U.S. GOVERNMENT SECURITIES
--------------------------
The Fund may invest in U.S. Government Securities. The Fund may enter into short transactions on U.S. Government Securities. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. Government Securities are issued or guaranteed by agencies or instrumentalities of the U.S. Government including, but not limited to, obligations of U.S. Government agencies or instrumentalities such as Fannie Mae, the Government National Mortgage Association, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the
Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. Government provides financial support to such U.S. Government-sponsored federal agencies, no assurance can be given that the U.S. Government will always do so, since the

U.S. Government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES
-------------------------------------------
The Fund, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (I.E., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, of such security in determining the Fund's net asset value. The Fund will not purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 15% of the Fund's net assets would be so invested. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. The Fund will also establish a segregated account with the Fund's custodian bank in which the Fund will maintain cash or liquid securities equal to or greater in value than the Fund's purchase commitments for such when-issued or delayed-delivery securities. The Trust does not believe that the Fund's net asset value or income will be adversely affected by the Fund's purchase of securities on a when-issued or delayed-delivery basis.

ZERO COUPON BONDS
-----------------
The Fund may invest in U.S. Treasury zero-coupon bonds. These securities are U.S. Treasury bonds which have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. Interest is not paid in cash during the term of these securities, but is accrued and paid at maturity. Such obligations have greater price volatility than coupon obligations and other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds. Since dividend income is accrued throughout the term of the zero coupon obligation, but is not actually received until maturity, the Fund may have to sell other securities to pay said accrued dividends prior to maturity of the zero coupon obligation. Unlike regular U.S. Treasury bonds which pay semi-annual interest, U.S. Treasury zero coupon bonds do not generate semi-annual coupon payments. Instead, zero coupon bonds are purchased at a substantial discount from the maturity value of such securities, the discount reflecting the current value of the deferred interest; this discount is amortized as interest income over the life of the security, and is taxable even though there is no cash return until maturity. Zero coupon U.S. Treasury issues originally were created by government bond dealers who bought U.S. Treasury bonds and issued receipts representing an ownership interest in the interest coupons or in the principal portion of the bonds. Subsequently, the U.S. Treasury began directly issuing zero coupon bonds with the introduction of "Separate Trading of Registered Interest and Principal of Securities" (or "STRIPS"). While zero coupon bonds eliminate the reinvestment risk of regular coupon issues, that is, the risk of subsequently investing the periodic interest payments at a lower rate than that of the security held, zero coupon bonds fluctuate much more sharply than regular coupon-bearing bonds. Thus, when interest rates rise, the value of zero coupon bonds will decrease to a greater extent than will the value of regular bonds having the same interest rate.

INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES
--------------------
The following investment limitations are fundamental policies of the Fund, which cannot be changed with respect to the Fund without the consent of the holders of a majority of the Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

The Fund shall not:

1. With respect to 75% of the Fund's assets: (i) purchase securities of any issuer (except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

2. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of a least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. The Fund will not purchase securities while its borrowing exceeds 5% of its total assets.

3. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

4. Purchase or sell real estate, except that the Fund may purchase marketable securities issued by companies which own or invest in real estate (including real estate investment trusts).

5. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

6. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

7. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

8. Invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry; this limitation does not apply to investments or obligations of the U.S. Government, or any of its agencies or instrumentalities, or shares of investment companies.

NON-FUNDAMENTAL POLICIES
------------------------
The following investment limitations are non-fundamental policies of the Fund and may be changed with respect to the Fund by the Board subject to 60 days prior notice to shareholders.

The Fund shall not:

1.       Invest in real estate limited partnerships.

2. Pledge, mortgage or hypothecate assets except to secure borrowings permitted or related to the deposit of assets in escrow or the posting of collateral in segregated accounts in compliance with the SEC's position regarding the asset segregation requirements imposed by
         Section 18 of the 1940 Act.

3. Purchase securities on margin or effect short sales, except that the Fund may: (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

4. Invest its assets in securities of any investment company, except as permitted by the 1940 Act or any rule, regulation or order of the SEC.

5. Purchase or hold illiquid securities, I.E., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

With respect to both the fundamental and non-fundamental policies of the Fund, the foregoing percentages: (i) are based on total assets (except for the limitation on illiquid securities, which is based on net assets); (ii) will apply at the time of the purchase of a security; and (iii) shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security, except for the fundamental limitation on borrowing described in paragraph 2 above, under the heading "Fundamental Policies." With respect to borrowings in accordance with the limitations set forth in paragraph 2, in the event that such asset coverage shall at any time fall below 300 per centum, the Fund must reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per centum within three days thereafter.

BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Advisor may place a combined order, often referred to as "bunching," for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security or other instrument if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Advisor and the Trust's Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. In addition, in some instances a fund effecting the larger portion of a combined order may not benefit to the same extent as participants effecting smaller portions of the combined order. Nonetheless, the Advisor believes that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Fund's Advisor may select a broker based upon brokerage or research services provided to the Advisor. The Advisor may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act") permits the Advisor, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Advisor may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Advisor believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Advisor might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Advisor may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Advisor will be in addition to and not in lieu of the services required to be performed by the Fund's Advisor under the Advisory Agreement. Any advisory or other fees paid to the Advisor are not reduced as a result of the receipt of research services.

In some cases the Advisor may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Advisor makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Advisor will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Advisor faces a potential conflict of interest, but the Advisor believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to its research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Advisor with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

BROKERAGE WITH FUND AFFILIATES. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Advisor or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The members of the Board, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

SECURITIES OF "REGULAR BROKER-DEALERS." The Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year. "Regular brokers or dealers" of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust's portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust's shares.

MANAGEMENT OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and the Rydex Family of Funds are supervised by the Board under the laws of the State of Delaware. Each Board member is responsible for the 46 Funds in the Trust as well as other funds in the Rydex Family of Funds, including the Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust, that are described in separate prospectuses and SAIs. In total the Rydex Family of Funds is comprised of 98 Funds, each of which is overseen by the Board. The Board has approved contracts, as described below, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, ages, position with the Trust, length of term of office, and the principal occupations for a minimum of the last five years of each of the persons currently serving as members of the Board. The members of the Board serve as Trustees for the life of the Trust or until retirement, removal, or their office is terminated pursuant to the Trust's Declaration of Trust. Unless otherwise noted, the business address of each trustee is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

INTERESTED TRUSTEE*
-------------------

CARL G. VERBONCOEUR (52)

         Trustee of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, 2004 to present; President of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, 2003 to present; Vice President of Rydex Series Funds, 1997 to 2003; Vice President of Rydex Dynamic Funds, 2000 to 2003; Vice President of Rydex Variable Trust, 1997 to 2003; Vice President of Rydex ETF Trust, calendar year 2003; Vice President of Rydex Capital Partners SPhinX Fund, 2003 to present; Treasurer of Rydex Series Funds and Rydex Variable Trust, 1997 to 2003; Treasurer of Rydex Dynamic Funds, 1999 to 2003; Treasurer of Rydex ETF Trust, 2002 to 2003; Treasurer of Rydex Capital Partners SPhinX Fund, calendar year 2003; Chief Executive Officer and Treasurer of PADCO Advisors, Inc., PADCO Advisors II, Inc., Rydex Fund Services, Inc. and Rydex Distributors, Inc., 2003 to present; Executive Vice President and Treasurer of Rydex Capital
         Partners I, LLC, registered investment adviser, and Rydex Capital Partners II, LLC, registered investment adviser, 2003 to present; President of PADCO Advisors, Inc., PADCO Advisors II, Inc., 2003 to 2004; President of Rydex Fund Services, Inc. and Rydex Distributors,
         Inc., 2003 to present; Executive Vice President of PADCO Advisors, Inc., PADCO Advisors II, Inc., Rydex Fund Services, Inc. and Rydex Distributors, Inc., 2000 to 2003; Vice President of PADCO Advisors, Inc., PADCO Advisors II, Inc., Rydex Fund Services, Inc. and Rydex Distributors, Inc., 1997 to 2000; Director of ICI Mutual Insurance Company, 2005 to present; Senior Vice President, Crestar Bank, 1995 to 1997; Senior Vice President, Crestar Asset Management Company, registered investment adviser, 1993 to 1995; Vice President of Perpetual Savings Bank, 1987 to 1993.

MICHAEL P. BYRUM (35)**

         Trustee of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, 2005 to present; Vice President of Rydex Series Funds, 1997 to present; Vice President of Rydex Variable Trust, 1998 to present; Vice President of Rydex Dynamic Funds, 1999 to present; Vice President of Rydex ETF Trust, 2002 to present; President and Trustee of Rydex Capital Partners SPhinX Fund, 2003 to present; President of PADCO Advisors, Inc. and PADCO Advisors II Inc., 2004 to present; Chief Operating Officer of PADCO Advisors, Inc., 2003 to 2004; Executive Vice President of PADCO Advisors, Inc., 1993 to 2004; Senior Portfolio Manager of PADCO Advisors, Inc., 1993 to 2003; Executive Vice President of PADCO Advisors II, Inc., 1996 to 2004; Senior Portfolio Manager of PADCO Advisors II, Inc., 1996 to 2003; President of Rydex Capital Partners I, LLC, registered investment adviser, and Rydex
         Capital Partners II, LLC, registered investment adviser, 2003 to present; Executive Vice President of Rydex Fund Services, Inc., 2004 to present; Executive Vice President of Rydex Distributors, Inc., 1996 to 2004; Secretary of PADCO Advisors, Inc., PADCO Advisors II, Inc., Rydex Capital Partners I, LLC, registered investment adviser, Rydex Capital Partners II, LLC, registered investment adviser, and Rydex Fund Services, Inc., 2003 to present; Secretary of Rydex Distributors, Inc., 1996 to 2004; Investment Representative of Money Management Associates, registered investment adviser, 1992 to 1993.

         *DENOTES A TRUSTEE WHO MAY BE DEEMED TO BE AN "INTERESTED" PERSON OF THE FUND AS THAT TERM IS DEFINED IN THE 1940 ACT BY VIRTUE OF AFFILIATION WITH THE TRUST'S ADVISOR.

         ** MR. BYRUM BECAME AN INTERESTED TRUSTEE, AS DEFINED ABOVE, ON JUNE 27, 2005.

INDEPENDENT TRUSTEES
--------------------

COREY A. COLEHOUR (59)

         Trustee of Rydex Series Funds, 1993 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Trustee of Rydex ETF Trust, 2003 to present; Owner and President of Schield Management Company, registered investment adviser, February 2005 to present; Senior Vice President of Marketing and Co-Owner of Schield Management Company, registered investment adviser, 1985 to February 2005.

J. KENNETH DALTON (64)

         Trustee of Rydex Series Funds, 1995 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Trustee of Rydex ETF Trust, 2003 to present; Mortgage Banking Consultant and Investor, The Dalton Group, a real estate company, 1995 to present; President of CRAM Mortgage Group, Inc., 1966 to 1995.

JOHN O.  DEMARET (65)

         Trustee of Rydex Series Funds, 1997 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Trustee of Rydex ETF Trust, 2003 to present; Trustee of Rydex Capital Partners SPhinX Fund, 2003 to present; Retired, 1996 to present; Founder and Chief Executive Officer of Health Cost Controls America, Chicago, Illinois, 1987 to 1996; Sole practitioner, Chicago, Illinois, 1984 to 1987; General Counsel for the Chicago Transit Authority, 1981 to 1984; Senior Partner, O'Halloran, LaVarre & Demaret, Northbrook, Illinois, 1978 to 1981.

PATRICK T.  MCCARVILLE (62)

         Trustee of Rydex Series Funds, 1997 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Trustee of Rydex ETF Trust, 2003 to present; President and Chief Executive Officer of American Health Resources, Northbrook, Illinois, 1984 to 1986; Founder and Chief Executive Officer of Par Industries, Inc., d/b/a Par Leasing, Northbrook, Illinois, 1977 to present.

ROGER SOMERS (60)

         Trustee of Rydex Series Funds, 1993 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Trustee of Rydex ETF Trust, 2003 to present; President of Arrow Limousine, 1963 to present.

WERNER E. KELLER (65)*

         Trustee of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, 2005 to present; Trustee of Rydex Capital Partners SPhinX Fund, 2003 to present; President of Keller Partners, LLC, registered investment adviser, 2005 to present; Retired, 2001 to 2005; Chairman of Centurion Capital Management, registered investment adviser, 1991 to 2001.

THOMAS F. LYDON (45)*

         Trustee of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, 2005 to present; Trustee of Rydex Capital Partners SPhinX Fund, 2003 to present; President of Global Trends Investments, registered investment adviser, 1996 to present; Director of U.S. Global Investors,

         Inc., 1997 to present; Chairman of Make-A-Wish Foundation of Orange County, 1999 to present.

         *MESSRS. KELLER AND LYDON BECAME INDEPENDENT TRUSTEES ON JUNE 27, 2005.

BOARD STANDING COMMITTEES. The Board has established the following standing committees:

         AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust's independent auditor and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; serving as a channel of communication between the independent auditor and the Board; reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Servicer that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with the Trust's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and other audit related matters. Messrs. Colehour, Dalton, Demaret, McCarville, and Somers currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met 4 times in the most recently completed fiscal year.

         NOMINATING COMMITTEE. The Board has a standing Nominating Committee that is composed of each of the independent trustees of the Trust. The Nominating Committee operates under a written charter approved by the Board. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the 1934 Act in conjunction with a shareholder meeting to consider the election of the Board. Messrs. Colehour, Dalton, Demaret, McCarville, and Somers currently serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and met one time during the most recently completed fiscal year.

BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT. The investment advisory agreement must be specifically approved at least annually (i) by the vote of the Board or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the members of the Board who are not parties to the investment advisory agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the investment advisory agreement for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Advisor. The Board uses this information, as well as information that other Fund service providers may submit to the Board, to help them decide whether to renew the investment advisory agreement for another year.

Before initially approving the advisory agreement with respect to the Fund, the Board requested and received written materials from the Advisor about: (a) the quality of the Advisor's investment management and other services; (b) the Advisor's investment management personnel; (c) the Advisor's operations and financial condition; (d) the Advisor's brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that the Advisor charges the Fund compared with the fees it charges to comparable mutual funds or accounts(if any); (f) the Fund's overall fees and operating expenses compared with similar mutual funds; (g) the level of the Advisor's profitability from its Fund-related operations; (h) the Advisor's compliance systems; (i) the Advisor's policies on and compliance procedures for personal securities transactions; and (j) the Advisor's reputation, expertise and resources in domestic financial markets.

At the meeting, representatives from the Advisor presented additional oral and written information to the Board to help the Board evaluate the Advisor's fee and other aspects of the investment advisory agreement. Other Fund service providers also provided the Board with additional information at the meeting. The Board then discussed the written materials that the Board received before the meeting and the Advisor's oral presentation and any other information that the Board received at the meeting, and deliberated on the investment advisory agreement in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important or controlling.

Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the independent trustees, agreed that the Advisor had provided high quality services to the Rydex family of Funds in respect to such matters as managing the Fund portfolios in a manner consistent with the Fund's investment objective, as well as providing transfer agency services, fund accounting services and other services to Fund investors in a manner that meets the needs of investors. In addition, the Board found that the fees charged by the Advisor for the services provided to the Fund were reasonable in light of the costs of the services, the profitability of the Advisor, and the fees charged by advisers to other comparable funds. As a result of these findings, the Board unanimously: (a) concluded that terms of the investment advisory agreement are fair and reasonable; (b) concluded that the Advisor's fees are reasonable in light of the services that the Advisor provides to the Trust; and (c) agreed to approve the investment advisory agreement for the Fund.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Board member's "beneficial ownership" of shares of the Fund and all Rydex Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The members of the Board and the officers of the Trust own less than 1% of the outstanding shares of the Trust.

---------------------------------------------------------------------------------------------------------------
                                         DOLLAR RANGE OF FUND SHARES             AGGREGATE DOLLAR RANGE OF
             NAME                                                                SHARES IN ALL RYDEX FUNDS
                                           [RYDEX: PLEASE CONFIRM]                  OVERSEEN BY TRUSTEE
-------------------------------- -------------------------------------------- ---------------------------------
Carl G. Verboncoeur*                                None                               over $100,000
-------------------------------- -------------------------------------------- ---------------------------------
Michael P. Byrum*                                   None                               over $100,000
-------------------------------- -------------------------------------------- ---------------------------------
Corey A. Colehour                                   None                               over $100,000
-------------------------------- -------------------------------------------- ---------------------------------
J. Kenneth Dalton                                   None                              $10,001-$50,000
-------------------------------- -------------------------------------------- ---------------------------------
John O. Demaret                                     None                               over $100,000
-------------------------------- -------------------------------------------- ---------------------------------
Patrick T. McCarville                               None                              $50,001-$100,000
-------------------------------- -------------------------------------------- ---------------------------------
Roger Somers                                        None                               over $100,000
-------------------------------- -------------------------------------------- ---------------------------------
Werner E. Keller**                                  None                               over $100,000
-------------------------------- -------------------------------------------- ---------------------------------
Thomas F. Lydon**                                   None                                $1 -$10,001
---------------------------------------------------------------------------------------------------------------

*MESSRS.  VERBONCOEUR AND BYRUM BECAME  INTERESTED  TRUSTEES,  AS DEFINED ABOVE, ON APRIL 30, 2004 AND JUNE 27,
2005, RESPECTIVELY.
**MESSRS. KELLER AND LYDON BECAME INDEPENDENT TRUSTEES ON JUNE 27, 2005.

BOARD COMPENSATION. The aggregate compensation paid by the Trust to each of the members of the Board serving during the fiscal year ended March 31, 2005, is set forth in the table below. Board members who are directors, officers or employees of the Advisor or any of its affiliated entities do not receive compensation from the Trust.

----------------------------------------------------------------------------------------------------------------
                                                      PENSION OR
                                  AGGREGATE           RETIREMENT             ESTIMATED              TOTAL
           NAME               COMPENSATION FROM    BENEFITS ACCRUED      ANNUAL BENEFITS        COMPENSATION
                                    TRUST         AS PART OF TRUST'S           UPON                 FROM
                                                       EXPENSES             RETIREMENT         FUND COMPLEX*
---------------------------- -------------------- -------------------- --------------------- -------------------
Carl Verboncoeur**                   n/a                  n/a                  n/a                  n/a
---------------------------- -------------------- -------------------- --------------------- -------------------
Michael P. Byrum**                   n/a                  n/a                  n/a                  n/a
---------------------------- -------------------- -------------------- --------------------- -------------------
Corey A. Colehour                  $47,500                $0                    $0                $86,500
---------------------------- -------------------- -------------------- --------------------- -------------------
J. Kenneth Dalton                  $47,500                $0                    $0                $86,500
---------------------------- -------------------- -------------------- --------------------- -------------------
Roger Somers                       $47,500                $0                    $0                $86,500
---------------------------- -------------------- -------------------- --------------------- -------------------
John O. Demaret                    $47,500                $0                    $0                $92,500
---------------------------- -------------------- -------------------- --------------------- -------------------
Patrick T. McCarville              $47,500                $0                    $0                $86,500
---------------------------- -------------------- -------------------- --------------------- -------------------
Werner E. Keller***                  n/a                  $0                    $0                 $7,000
---------------------------- -------------------- -------------------- --------------------- -------------------
Thomas F. Lydon***                   n/a                  $0                    $0                 $7,000
----------------------------------------------------------------------------------------------------------------

*    REPRESENTS TOTAL  COMPENSATION FOR SERVICE AS TRUSTEE OF THE RYDEX SERIES FUNDS, RYDEX DYNAMIC FUNDS, RYDEX
     VARIABLE TRUST,  RYDEX ETF TRUST AND, WITH RESPECT TO MR. DEMARET,  COMPENSATION  FOR SERVICE AS TRUSTEE OF
     THE RYDEX CAPITAL PARTNERS SPHINX FUND.
**   MESSRS.  VERBONCOEUR AND BYRUM BECAME INTERESTED TRUSTEES, AS DEFINED ABOVE, ON APRIL 30, 2004 AND JUNE 27,
     2005, RESPECTIVELY. AS OFFICERS OF THE ADVISOR, THEY DO NOT RECEIVE COMPENSATION FROM THE TRUST.
***  MESSRS. KELLER AND LYDON BECAME INDEPENDENT TRUSTEES ON JUNE 27, 2005.

TRUST OFFICERS. Set forth below are the names, ages, position with the Trust, length of term of office, and the principal occupations for a minimum of the last five years of each of the persons currently serving as Executive Officers of the Trust. Unless otherwise noted, the business address of each officer is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. None of the officers receive compensation from the Trust for their services.

CARL G. VERBONCOEUR (52)

         Trustee of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, 2004 to present; President of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, 2003 to present; Vice President of Rydex Series Funds, 1997 to 2003; Vice President of Rydex Dynamic Funds, 2000 to 2003; Vice President of Rydex Variable Trust, 1997 to 2003; Vice President of Rydex ETF Trust, calendar year 2003; Vice President of Rydex Capital Partners SPhinX Fund, 2003 to present; Treasurer of Rydex Series Funds and Rydex Variable Trust, 1997 to 2003; Treasurer of Rydex Dynamic Funds, 1999 to 2003; Treasurer of Rydex ETF Trust, 2002 to 2003; Treasurer of Rydex Capital Partners SPhinX Fund, calendar year 2003; Chief Executive Officer and Treasurer of PADCO Advisors, Inc., PADCO Advisors II, Inc., Rydex Fund Services, Inc. and Rydex Distributors, Inc., 2003 to present; Executive Vice President and Treasurer of Rydex Capital
         Partners I, LLC, registered investment adviser, and Rydex Capital Partners II, LLC, registered investment adviser, 2003 to present; President of PADCO Advisors, Inc., PADCO Advisors II, Inc., 2003 to 2004; President of Rydex Fund Services, Inc. and Rydex Distributors,
         Inc., 2003 to present; Executive Vice President of PADCO Advisors, Inc., PADCO Advisors II, Inc., Rydex Fund Services, Inc. and Rydex Distributors, Inc., 2000 to 2003; Vice President of PADCO Advisors, Inc., PADCO Advisors II, Inc., Rydex Fund Services, Inc. and Rydex Distributors, Inc., 1997 to 2000; Director of ICI Mutual Insurance Company, 2005 to present; Senior Vice President, Crestar Bank, 1995 to 1997;

         Senior Vice President, Crestar Asset Management Company, registered investment adviser, 1993 to 1995; Vice President of Perpetual Savings Bank, 1987 to 1993.

MICHAEL P. BYRUM (35)

         Trustee of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, 2005 to present; Vice President of Rydex Series Funds, 1997 to present; Vice President of Rydex Variable Trust, 1998 to present; Vice President of Rydex Dynamic Funds, 1999 to present; Vice President of Rydex ETF Trust, 2002 to present; President and Trustee of Rydex Capital Partners SPhinX Fund, 2003 to present; President of PADCO Advisors, Inc. and PADCO Advisors II Inc., 2004 to present; Chief Operating Officer of PADCO Advisors, Inc., 2003 to 2004; Executive Vice President of PADCO Advisors, Inc., 1993 to 2004; Senior Portfolio Manager of PADCO Advisors, Inc., 1993 to 2003; Executive Vice President of PADCO Advisors II, Inc., 1996 to 2004; Senior Portfolio Manager of PADCO Advisors II, Inc., 1996 to 2003; President of Rydex Capital Partners I, LLC, registered investment adviser, and Rydex
         Capital Partners II, LLC, registered investment adviser, 2003 to present; Executive Vice President of Rydex Fund Services, Inc., 2004 to present; Executive Vice President of Rydex Distributors, Inc., 1996 to 2004; Secretary of PADCO Advisors, Inc., PADCO Advisors II, Inc., Rydex Capital Partners I, LLC, registered investment adviser, Rydex Capital Partners II, LLC, registered investment adviser, and Rydex Fund Services, Inc., 2003 to present; Secretary of Rydex Distributors, Inc., 1996 to 2004; Investment Representative of Money Management Associates, registered investment adviser, 1992 to 1993.

NICK BONOS (42)

         Vice President and Treasurer of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust, 2003 to present;
         Treasurer and Principal Financial Officer of Rydex Capital Partners SPhinX Fund, 2003 to present; Senior Vice President of Rydex Fund Services, Inc., 2003 to present; Vice President of Accounting of Rydex Fund Services, Inc., 2000 to 2003; Vice President of Mutual Fund Services, State Street Corp., 1997 to 1999.

JOANNA M. HAIGNEY (38)

         Chief Compliance Officer of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, Rydex ETF Trust and Rydex Capital Partners SPhinX Fund, 2004 to present; Secretary of Rydex Series Funds, Rydex Dynamic Funds and Rydex Variable Trust, 2000 to present; Secretary of Rydex ETF Trust, 2002 to present; Secretary of Rydex Capital Partners SPhinX Fund, 2003 to present; Vice President of Rydex Fund Services, Inc., 2004 to present; Vice President of Compliance of PADCO Advisors, Inc. and PADCO Advisors II, Inc., 2000 to present; Vice President Fund Administration, Chase Global Funds Services Co., a division of Chase Manhattan Bank NA, 1994 to 1999.

CODE OF ETHICS
--------------
The Board has adopted a Combined Code of Ethics (the "Code of Ethics") pursuant to Rule 17j-1 under the 1940 Act. The Advisor, Servicer and Distributor are also covered by the Code of Ethics. The Code of Ethics applies to the personal investing activities of trustees, directors, officers and certain employees ("access persons"). Rule 17j-1 and the Code of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under the Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements. The Code of Ethics is on file with the SEC, and is available to the public.

PROXY VOTING
------------
The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Advisor. The Advisor will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix A to this SAI. The Board will periodically review the Fund's proxy voting record.

The Trust annually discloses its complete proxy voting record on Form N-PX. The Trust's most recent Form N-PX is available upon request by calling 800.820.0888 or 301.296.5100 or by writing to Rydex Series Funds at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. The Trust's Form N-PX is also available on the SEC's web site at www.sec.gov.

THE ADVISORY AGREEMENT
----------------------
PADCO Advisors, Inc., 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, provides portfolio management to the Fund pursuant to an advisory contract with the Trust. The Advisor was incorporated in the State of Maryland on February 5, 1993 and, together with PADCO Advisors II, Inc., a registered investment adviser under common control, and does business under the name Rydex Investments. The voting common stock of the Advisor is held predominantly by a trust established by the late Albert P. Viragh, Jr., the founder of the Advisor, for the benefit of members of his family (the "Viragh Family Trust"). Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through its ownership of voting common stock, the Viragh Family Trust and/or its three trustees, Katherine A. Viragh, Mark S. Viragh and Roger E. Young, may be deemed, under the 1940 Act, to control the Advisor.

The Advisor manages the investment and the reinvestment of the assets of the Fund, in accordance with the investment objectives, policies, and limitations of the Fund, subject to the general supervision and control of the Board and the officers of the Trust. The Advisor bears all costs associated with providing these advisory services and the expenses of the members of the Board who are affiliated with or interested persons of the Advisor. The Advisor, from its own resources, including profits from advisory fees received from the Fund, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pay all distribution costs for Fund shares.

Under an investment advisory agreement with the Advisor dated May 23, 2005, the Advisor serves as the investment adviser for each series of the Trust and provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to direction and control by the Board and the officers of the Trust. As of August 15, 2005, assets under management of the Advisor were approximately $13.6 billion. Pursuant to the advisory agreement, the Advisor is responsible for all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, short dividend expenses and extraordinary expenses. The Advisor may from time to time reimburse certain expenses of the Fund in order to limit the Fund's operating expenses as described in the Prospectus.

ADVISORY FEE. Pursuant to the advisory agreement with the Advisor, the Fund pays the Advisor a fixed fee of 1.15% at an annualized rate, based on the average daily net assets for the Fund.

The continuance of the advisory agreement must be specifically approved at least annually (i) by the vote of the Board or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Board members who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The advisory agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on not less than 60 days' written notice to the Advisor, or by the Advisor on 60 days' written notice to the Trust. The advisory agreement provides that the Advisor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

PORTFOLIO MANAGERS
------------------
This section includes information about the Fund's portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as follows:

-------------------------------------------------------------------------------------------------------------------------
                             REGISTERED INVESTMENT           OTHER POOLED INVESTMENT              OTHER ACCOUNTS 1
                                 COMPANIES 1,2                      VEHICLES 1
                        -------------------------------- --------------------------------- ------------------------------
                           NUMBER                            NUMBER                           NUMBER
                             OF         TOTAL ASSETS           OF         TOTAL ASSETS          OF         TOTAL ASSETS
        NAME              ACCOUNTS                          ACCOUNTS                         ACCOUNTS
----------------------- ------------ ------------------- ------------ -------------------- ------------ -----------------
Michael P. Byrum            91            $12.6 B              2             $1.5 M              8            <$5 M
----------------------- ------------ ------------------- ------------ -------------------- ------------ -----------------
James R. King               91            $12.6 B              0               N/A               3            <$5 M
-------------------------------------------------------------------------------------------------------------------------

1 INFORMATION PROVIDED IS AS OF APRIL 12, 2005.
2 THE PORTFOLIO MANAGERS MANAGE ONE ACCOUNT THAT IS SUBJECT TO A PERFORMANCE-BASED  ADVISORY FEE. THE ACCOUNT HAD $87.1 M
IN ASSETS UNDER MANAGEMENT AS OF APRIL 12, 2005.

CONFLICTS OF INTEREST. The portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers' knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Advisor has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

PORTFOLIO MANAGER COMPENSATION. The Advisor compensates each portfolio manager for his management of the Fund. The portfolio managers' compensation consists of a fixed annual salary and a discretionary bonus. The amount of the discretionary bonus is determined by two components. The first component is a comparison of the portfolio manager's Fund performance relative to a mutual fund peer's performance and/or to the performance of applicable internal or external benchmarks as measured over a one-year period. Mutual fund peers are those funds with similar investment objectives to the Fund managed by the portfolio manager. Mutual fund peers do not exist for all Rydex Funds. Rydex Funds that do not have a mutual fund peer available for comparison purposes will instead be compared to applicable internal or external benchmarks. An external benchmark, such as the S&P 500 Index, will be used for each Rydex Fund that seeks to track the performance of a published index. An internal benchmark, such as the inverse of the S&P 500 Index, will be used when an external benchmark is not available. The performance of the portfolio managers in carrying out the Fund's investment strategies will be evaluated in relation to the investment returns of the broad hedge fund universe, and segments thereof, and the commodities market, respectively. To the extent a portfolio manager manages accounts other than the Fund, the performance of the portfolio manager in managing such accounts will similarly be evaluated by the Advisor in relation to the account's performance as compared to various internal and external performance benchmarks as determined appropriate by the Advisor. The second component used to determine the discretionary bonus is based on the Advisor's profit margin and assets under management.

FUND SHARES OWNED BY PORTFOLIO MANAGERS. The following table shows the dollar amount range of each portfolio manager's "beneficial ownership" of shares of the Fund as of March 9, 2005. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

---------------------------- --------------------- -----------------------------
     PORTFOLIO MANAGER             FUND NAME        DOLLAR RANGE OF FUND SHARES
---------------------------- --------------------- -----------------------------
Michael P. Byrum              Market Neutral Fund              None
---------------------------- --------------------- -----------------------------
James R. King                 Market Neutral Fund              None
---------------------------- --------------------- -----------------------------

THE ADMINISTRATIVE SERVICE AGREEMENT AND ACCOUNTING SERVICE AGREEMENT
---------------------------------------------------------------------
General administrative, shareholder, dividend disbursement, transfer agent, and registrar services are provided to the Trust and the Fund by Rydex Fund
Services, Inc. (the "Servicer"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, subject to the general supervision and control of the Board and the officers of the Trust, pursuant to a service agreement between the Trust and the Servicer. The Servicer is wholly-owned by the Viragh Family Trust.

Under the service agreement, the Servicer provides the Trust and the Fund with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of net asset values; and the preparation and filing of all reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the Trust and the Fund under federal and state securities laws. The Servicer also maintains the shareholder account records for the Fund, disburses dividends and distributions payable by the Fund, and produces statements with respect to account activity for the Fund and the Fund's shareholders. The Servicer pays all fees and expenses that are directly related to the services provided by the Servicer to the Fund; the Fund reimburses the Servicer for all fees and expenses incurred by the Servicer which are not directly related to the services the Servicer provides to the Fund under the service agreement. In consideration for its services, the Servicer is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.25% of the average daily net assets of the Fund. Pursuant to an Accounting Services Agreement the Servicer serves as Accounting Services Agent and performs certain record keeping and accounting functions.

DISTRIBUTION
------------
Pursuant to a Distribution Agreement adopted by the Trust, Rydex Distributors, Inc. (the "Distributor"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, acts as distributor for the shares of the Trust under the general supervision and control of the Board and the officers of the Trust. The Distributor is wholly-owned by the Viragh Family Trust. The Distribution Agreement grants the Distributor the exclusive right to distribute the shares of the Fund. In addition, the Distribution Agreement permits the Distributor to receive as compensation any front-end sales load or contingent deferred sales charge collected by the Fund or other asset-based sales charges collected pursuant to any distribution or shareholder services plans adopted by the Fund on behalf of the various classes of shares. The Fund's current distribution and shareholder services plans, as well as a description of the services performed under each, are described below.

A-CLASS DISTRIBUTION PLAN - The Fund has adopted a Distribution Plan applicable to A-Class Shares (the "A-Class Plan"). Under the A-Class Plan, the Distributor, or designated service providers, may receive up to

0.25% of the Fund's assets attributable to A-Class Shares as compensation for distribution services pursuant to Rule 12b-1 of the 1940 Act.

C-CLASS DISTRIBUTION AND SHAREHOLDER SERVICING PLAN - The Fund has adopted a Distribution and Shareholder Services Plan for C-Class Shares (the "C-Class Plan"). Under the C-Class Plan, the Distributor, or designated service providers, may receive up to 1.00% of the Fund's assets attributable to C-Class Shares as compensation for distribution and shareholder services pursuant to Rule 12b-1 of the 1940 Act. The C-Class Plan allows for payment of up to 0.75% of the Fund's assets attributable to C-Class Shares as compensation for distribution services and up to 0.25% of the Fund's assets attributable to C-Class Shares as compensation for shareholder services.

H-CLASS DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN - The Fund has adopted a Distribution Plan and a Shareholder Services Plan applicable to H-Class Shares (the "H-Class Plan"). Under the H-Class Plan, the Distributor, or designated service providers, may receive up to 0.25% of the Fund's assets attributable to H-Class Shares as compensation for distribution services pursuant to Rule 12b-1 of the 1940 Act. The Shareholder Services Plan permits the payment of up to 0.25% of the Fund's assets attributable to H-Class Shares to designated service providers as compensation for providing shareholder services, which are not primarily intended to result in the sale of the shares of the Fund.

DESCRIPTION OF DISTRIBUTION AND SHAREHOLDER SERVICES - Distribution services may include: (i) services in connection with distribution assistance, or (ii) payments to financial institutions and other financial intermediaries, such as banks, savings and loan associations, insurance companies, investment counselors, broker-dealers, mutual fund "supermarkets" and the Distributor's affiliates and subsidiaries, as compensation for services or reimbursement of expenses incurred in connection with distribution assistance. The Distributor may, at its discretion, retain a portion of such payments to compensate itself for distribution services and distribution related expenses such as the costs of preparation, printing, mailing or otherwise disseminating sales literature, advertising, and prospectuses (other than those furnished to current shareholders of the Fund), promotional and incentive programs, and such other marketing expenses that the Distributor may incur.

Shareholder services may include: (i) maintaining accounts relating to clients that invest in shares; (ii) arranging for bank wires; (iii) responding to client inquiries relating to the services performed by the services providers; (iv) responding to inquiries from clients concerning their investment in shares; (v) assisting clients in changing dividend options, account designations and addresses; (vi) providing information periodically to clients showing their position in shares; (vii) forwarding shareholder communications from the Fund such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to clients; and (viii) processing dividend payments from the Fund on behalf of clients.

COSTS AND EXPENSES
------------------
The Fund bears all expenses of its operations other than those assumed by the Advisor or the Servicer. Fund expenses include: the management fee; the servicing fee (including administrative, transfer agent, and shareholder servicing fees); custodian and accounting fees and expenses; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; all federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; fees and expenses of non-interested Board members; the costs and expenses of redeeming shares of the Fund; fees and expenses paid to any securities pricing organization; dues and expenses associated with membership in any mutual fund organization; and costs for incoming telephone WATTS lines. In addition, the Fund pays an equal portion of the trustee fees and expenses for attendance at Board meetings for the trustees of the Trust who are not affiliated with, or interested persons of, the Advisor.

BUSINESS CONTINUITY AND DISASTER RECOVERY
-----------------------------------------
The Advisor, the Distributor and the Servicer (collectively, the "Service Providers") have developed a joint Business Continuity and Disaster Recovery Program (the "Program") that is designed to minimize the disruption of normal business operations in the event of a disaster. While the Service Providers believe that the Program is comprehensive and should enable them to survive a disaster and reestablish normal business operations in a timely manner, under certain unusual or unexpected circumstances the Service Providers could be prevented or hindered from providing services to the Fund for extended periods of time. These circumstances may include, without limitation, acts of God, acts of government in its sovereign or contractual capacity, any act of declared or undeclared war or of a public enemy (including acts of terrorism), power shortages or failures, utility or communication failure or delays, labor disputes, strikes, shortages, supply shortages, system failures or malfunctions. Under each Service Provider's agreement with the Trust, absent willful misfeasance, bad faith or gross negligence on the part of the Service Provider, or the reckless disregard of their respective obligations, the Service Provider generally will not be liable for any related losses to the Fund or to the Fund's shareholders as a result of such an occurrence.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectuses entitled "Calculating NAV." The net asset value of the Fund serves as the basis for the purchase and redemption price of the Fund's shares. The net asset value per share of the Fund is calculated by dividing the market value of the Fund's securities plus the value of its other assets, less all liabilities, by the number of outstanding shares of the Fund. If market quotations are not readily available, a security will be valued at fair value by the Advisor using methods established or ratified by the Board.

Options on securities and indices purchased by the Fund generally are valued at their last bid price in the case of exchange-traded options or, in the case of options traded in the over-the-counter ("OTC") market, the average of the last bid price as obtained from two or more dealers unless there is only one dealer, in which case that dealer's price is used. Futures contracts generally are valued based upon the unrealized gain or loss on the contract determined with reference to the first price reported by established futures exchanges after the close of the Fund's pricing cycle, or alternatively, with reference to the average price at which futures are bought and sold by the Fund. Options on futures contracts generally are valued with reference to the underlying futures contract. If the market makes a limit move with respect to a particular commodity, the commodity will be valued at fair value by the Advisor using methods established or ratified by the Board.

On days when the Chicago Board of Trade ("CBOT") is closed during its usual business hours, but the shares of the Fund have been purchased, redeemed, and/or exchanged, the portfolio securities held by the Fund which are traded on the CBOT are valued at the earlier of (i) the time of the execution of the last trade of the day for the Fund in those CBOT-traded portfolio securities and (ii) the time of the close of the CBOT Evening Session. On days when the CBOT is closed during its usual business hours and there is no need for the Fund to execute trades on the CBOT, the value of the CBOT-traded portfolio securities held by the Fund will be the mean of the bid and asked prices for those CBOT-traded portfolio securities at the open of the CBOT Evening Session.

OTC securities held by the Fund shall be valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. Securities listed on the Nasdaq National Market and Nasdaq SmallCap Market may be valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. The portfolio securities of the Fund that are listed on national exchanges are taken at the last sales price of such securities on such exchange; if no sales price is reported, the mean of the last bid and asked price is used. For valuation purposes, all assets and liabilities initially expressed in foreign currency values will be converted into U.S. Dollar values at the mean between the bid and the offered quotations of such currencies against U.S. Dollars as last quoted by any recognized dealer. If such quotations are not available, the rate of exchange will be determined in good faith by the Advisor based on guidelines adopted by the Board. Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed after the ex-dividend date.

Illiquid securities, securities for which reliable quotations or pricing services are not readily available, and all other assets will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Board, which procedures may include the delegation of certain responsibilities regarding valuation to the Advisor or the officers of the Trust. The officers of the Trust report, as necessary, to the Board regarding portfolio valuation determination. The Board, from time to time, will review these methods of valuation and will recommend changes, which may be necessary to assure that the investments of the Fund are valued at fair value.

PURCHASE AND REDEMPTION OF SHARES

MINIMUM INVESTMENT REQUIREMENTS
-------------------------------
Shareholders will be informed of any increase in the minimum investment requirements by a new prospectus or a prospectus supplement, in which the new minimum is disclosed. Any request for a redemption (including pursuant to check writing privileges) by an investor whose account balance is (a) below the currently applicable minimum investment, or (b) would be below that minimum as a result of the redemption, will be treated as a request by the investor of a complete redemption of that account. In addition, the Trust may redeem an account whose balance (due in whole or in part to redemptions since the time of last purchase) has fallen below the minimum investment amount applicable at the time of the shareholder's most recent purchase of Fund shares (unless the shareholder brings his or her account value up to the currently applicable minimum investment).

TAX CONSEQUENCES
----------------
Note that in the case of tax-qualified retirement plans, a redemption from such a plan may have adverse tax consequences. A shareholder contemplating such a redemption should consult his or her own tax adviser. Other shareholders should consider the tax consequences of any redemption.

SUSPENSION OF THE RIGHT OF REDEMPTION
-------------------------------------
The Fund may suspend the right of redemption or the date of payment: (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings), or trading is restricted; (ii) for any period during which an emergency exists so that disposal of Fund investments or the determination of its NAV is not reasonably practicable; or (iii) for such other periods as the SEC, by order, may permit for the protection of Fund investors. In cases where Nasdaq, the CME or Chicago Board Options Exchange ("CBOE"), CBOT, or any foreign market where the Fund's securities trade, as appropriate, is closed or trading is restricted, the Fund may ask the SEC to permit the right to redemption to be suspended. On any day that any of the securities exchanges on which the Fund's securities trade close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the SEC, the right is reserved to advance the time on that day by which purchase and redemption orders must be received. Any order received after that time will receive the next business day's NAV.

HOLIDAYS
--------
The NYSE, the Federal Reserve Bank of New York, the Nasdaq, the CME, the CBOT, and other U.S. exchanges are closed on weekends and on the following holidays:
(i) New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day (the CBOT and CME will have abbreviated trading schedules), Thanksgiving Day, and Christmas Day; and
(ii) the preceding Friday if any of these holidays falls on a Saturday, or the subsequent Monday if any of these holidays falls on a Sunday. In addition, the U.S. Government bond market is closed on Columbus Day and Veterans' Day. Although the Trust expects the same holiday schedules to be observed in the future, each of the aforementioned exchanges and markets may modify its holiday schedule at any time.

REDEMPTIONS IN-KIND
-------------------
The Trust intends to pay your redemption proceeds in cash. However, under unusual conditions that make the payment in cash unwise (and for the protection of the remaining shareholders of the Fund) the Trust reserves the right to pay all, or part, of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in-kind). The Trust has elected to be governed by Rule 18f-1 of the 1940 Act under which the Trust is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the Fund's net asset value during any 90-day period. Although it is highly unlikely that your shares would ever actually be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you.

A-CLASS SHARES - INITIAL SALES CHARGES, REDUCTIONS AND WAIVERS

INITIAL SALES CHARGES / DEALER REALLOWANCES. A-Class Shares of the Fund are sold subject to a front-end sales charge as described in the A-Class Shares Prospectus. The sales charge is used to compensate the Distributor and participating securities dealers for their expenses incurred in connection with the distribution of the Fund's shares. You may also be charged a transaction or other fee by the financial institution managing your account.

Selling dealers are normally reallowed a portion of the sales charge by the Distributor. The following table shows the amount of the front-end sales charge that is reallowed to dealers as a percentage of the offering price of A-Class Shares.

---------------------------------------------------------------------------------------------------------------------
AMOUNT OF INVESTMENT                                       AUTHORIZED DEALER COMMISSION AS % OF OFFERING PRICE
---------------------------------------------------- ----------------------------------------------------------------
Less than $100,000                                                                4.00%
---------------------------------------------------- ----------------------------------------------------------------
$100,000 but less than $250,000                                                   3.00%
---------------------------------------------------- ----------------------------------------------------------------
$250,000 but less than $500,000                                                   2.25%
---------------------------------------------------- ----------------------------------------------------------------
$500,000 but less than $1,000,000                                                 1.20%
---------------------------------------------------- ----------------------------------------------------------------
Greater than $1,000,000                                                           1.00%
---------------------------------------------------------------------------------------------------------------------

REDUCED SALES CHARGES. You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your securities dealer are responsible for providing sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

RIGHTS OF ACCUMULATION
----------------------
You may qualify for reduced initial sales charges based upon your existing investment in shares of any Rydex Fund at the time of the proposed purchase. To determine whether or not a reduced initial sales charge applies to a proposed purchase, the Distributor takes into account not only the money which is invested upon such proposed purchase, but also the value of all A-Class and C-Class Shares of the Rydex Funds that you own, calculated at their then current public offering price.

If you qualify for a reduced sales charge, the reduced sales charge applies to the total amount of money being invested, even if only a portion of that amount exceeds the breakpoint for the reduced sales charge. For example, if you already own qualifying A-Class or C-Class Shares of any Rydex Fund with a value of $80,000 and wish to invest an additional $40,000 in an A-Class Share of the Fund, the reduced initial sales charge of 4.75% will apply to the full $40,000 purchase and not just to the $20,000 in excess of the $100,000 breakpoint.

To qualify for obtaining the discount applicable to a particular purchase, you or your securities dealer must furnish the Servicer with a list of the account numbers and the names in which your Rydex Fund accounts are registered at the time the purchase is made.

         AGGREGATING ACCOUNTS (GROUP PURCHASES)

         1. To receive a reduced sales charge on A-Class Shares, investments in any A-Class or C-Class Share made by you, your spouse and your children under the age of 21 may be aggregated if made for your/their own account(s) and:

o trust accounts established by the above individuals. However, if the person(s) who established the trust is/are deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust;
o   solely controlled business accounts;
o   single participant retirement plans; or
o endowments or foundations established and controlled by you or your immediate family.

         2. Investments made by a trustee or other fiduciary for a single trust estate or fiduciary account and multiple-employee benefit plans of a single employer or affiliated employers - provided they are not aggregated with individual accounts - may also be aggregated.

         3. Similarly, investments made for participant accounts of a 403(b) plan that is treated like an employer-sponsored plan, or multiple 403(b) plans of a single employer or affiliated employers, may be aggregated. In addition, investments made for non-profit, charitable or educational organizations (or any employer-sponsored retirement plan for such an endowment or foundation) or any endowments or foundations established and controlled by the organization may be aggregated. Finally, investments made by a common trust fund or other diversified pooled accounts not specifically formed for the purpose of accumulating fund shares may be aggregated.

         SOME  ACCOUNTS  CANNOT  BE  AGGREGATED.   At  the  request  of  certain
investment firms, some accounts are set up as "street name" or "nominee" accounts. This means that the investment firm has sole access, and that the Fund has limited access, to the investment firm's clients' account information. Since the Servicer has little or no access to certain nominee or street name account information, these accounts generally may not be aggregated for the purpose of receiving reduced sales charges. Check with your securities dealer to determine if this applies to your account.

LETTERS OF INTENT
-----------------
You may also pay reduced initial sales charges by indicating on the account application that you intend to provide a Letter of Intent ("LOI"), and then fulfilling the conditions of that LOI.

The LOI confirms the total investment in shares of the Rydex Funds that you intend to make within the next 13 months. By marking the LOI section on the account application and by signing the account application, you indicate that you understand and agree to the terms of the LOI and that you are bound by the provisions described below:

         CALCULATING THE INITIAL SALES CHARGE:

o Each purchase of Fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI (to determine what the applicable public offering price is, look at the sales charge table in the section on "Initial Sales Charges" in the Prospectus).

o It is your responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge.

o The offering price may be further reduced as described below above under "Rights of Accumulation" if the Servicer is advised of all other accounts at the time of the investment.

o Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI.

         CALCULATING THE NUMBER OF SHARES TO BE PURCHASED

o Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period.

o Purchases made more than 90 days before signing an LOI will be applied toward the completion of the LOI based on the value of the shares purchased that is calculated at the public offering price on the effective date of the LOI.

o If you meet the original obligation at any time during the 13-month period, you may revise the intended investment amount upward by submitting a written and signed request. This revision will not change the original expiration date.

o The Servicer will process necessary adjustments upon the expiration or completion date of the LOI.

         FULFILLING THE INTENDED INVESTMENT

o By signing an LOI, you are not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, you will have to pay the increased amount of sales charge.

o To assure compliance with the provisions of the 1940 Act, the Servicer will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share) out of the initial purchase (or subsequent purchases if necessary). All dividends and any capital gain distributions on the escrowed shares will be credited to you. All shares purchased, including those escrowed, will be registered in your name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released.

o If the intended investment is not completed, you will pay the Servicer the difference between the sales charge on the specified amount and the sales charge on the amount actually purchased. If you do not pay such difference within 20 days of the expiration date, you irrevocably appoint the Servicer as your attorney-in-fact to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

         CANCELING THE LOI

o If at any time before completing the LOI Program you wish to cancel the agreement, you must give written notice to the Distributor.

o If at any time before completion the LOI Program you request the Servicer to liquidate or transfer beneficial ownership of your total shares, the LOI will be automatically canceled. If the total amount purchased is less than the amount specified in the LOI, the Servicer will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

SALES CHARGE WAIVERS. The A-Class Shares' initial sales charges will be waived for certain types of investors, as described in the Prospectus.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

DIVIDENDS AND DISTRIBUTIONS
---------------------------
Dividends from net investment income and any distributions of net realized capital gains from the Fund will be distributed as described in the Trust's Prospectuses under "Dividends and Distributions." Normally, all such distributions of the Fund will automatically be reinvested without charge in additional shares of the Fund.

FEDERAL INCOME TAXES
--------------------
The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the federal, state, local or foreign tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectuses is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended, (the "Code") and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

REGULATED INVESTMENT COMPANY STATUS
-----------------------------------
A fund that qualifies as a RIC will not be subject to federal income taxes on the net investment income and net realized capital gains that the fund distributes to the fund's shareholders. The Fund will seek to qualify for treatment as a regulated investment company (RIC) under the Code. Provided that for each tax year the Fund: (i) meets the requirements to be treated as a RIC (as discussed below); and (ii) distributes at least 90% of the

Fund's net investment income for such year (including, for this purpose, net realized short-term capital gains), the Fund itself will not be subject to federal income taxes to the extent the Fund's net investment income and the Fund's net realized capital gains, if any, are distributed to the Fund's shareholders. One of several requirements for RIC qualification is that the Fund must receive at least 90% of the Fund's gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to the Fund's investments in stock, securities, and foreign currencies or the securities of one or more qualified publicly traded partnerships (the "90% Test"). A second requirement for qualification as a RIC is that the Fund must diversify its holdings so that, at the end of each fiscal quarter of the Fund's taxable year: (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government Securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of its total assets are invested in the securities (other than U.S. Government Securities or securities of other RICs) of any one issuer or two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses or the securities of one or more qualified publicly traded partnerships (the "Asset Test").

Income and gains from transactions in commodities such as precious metals and minerals will not qualify as gross income from "securities" for purposes of the 90% Test.

In the event of a failure by the Fund to qualify as a RIC, the Fund would be subject to tax on its taxable income at corporate rates, and the Fund's distributions, to the extent such distributions are derived from the Fund's current or accumulated earnings and profits, would constitute dividends that would be taxable to the shareholders of the Fund as ordinary income. Such distributions would be eligible for the dividends received deduction for corporate shareholders, and for the lower tax rates applicable to qualified dividend income received by individual shareholders, subject to certain limitations. This treatment would also apply to any portion of the distributions that might have been treated in the shareholder's hands as long-term capital gains, as discussed below, had the Fund qualified as a RIC. The Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. If the Fund determines that it will not qualify as a RIC under Subchapter M of the Code, the Fund will establish procedures to reflect the anticipated tax liability in the Fund's net asset value.

The Fund will generally be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for the year and 98% of its capital gain net income, plus certain other amounts. The Fund intends to make sufficient distributions, or deemed distributions, to avoid imposition of the excise tax but can make no assurances that all such tax liability will be eliminated.

The Fund intends to distribute substantially all its net investment income and net realized capital gains to shareholders, at least annually. The distribution of net investment income and net realized capital gains will be taxable to Fund shareholders regardless of whether the shareholder elects to receive these distributions in cash or in additional shares. All or a portion of the net investment income distributions may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets)) to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (I.E., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States).

In order for some portion of the dividends received by the Fund's shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Fund's shares. Distributions reported to Fund shareholders as long-term capital gains shall be taxable as such (currently at a maximum rate of 15%), regardless of how long the shareholder has owned the shares. Fund shareholders will be notified annually by the Fund as to the federal tax status of all distributions made by the Fund. Distributions may be subject to state and local taxes.

Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

Shareholders who have not held Fund shares for a full year should be aware that the Fund may designate and distribute, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of investment in the Fund.

If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Sales, redemptions and exchanges of Fund shares are generally taxable transactions for federal and state income tax purposes. In general, if you hold your shares as a capital asset, gain or loss realized will be capital in nature and will be classified as long-term or short-term, depending on the length of the time shares have been held.

The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year.

All or a portion of any loss realized upon the redemption of Fund shares will be disallowed to the extent that other shares in the Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after a share redemption. Any loss disallowed under these rules will be added to the tax basis in the newly purchased shares. In addition, any loss realized by a shareholder on the disposition of shares held for six months or less is treated as a long-term capital loss to the extent of any distributions of any net long-term capital gains received by the shareholder with respect to such shares.

SPECIAL TAX CONSIDERATIONS
--------------------------
FOREIGN CURRENCY TRANSACTIONS. In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures, and forward foreign exchange contracts ("forward contracts") relating to investments in stock, securities, or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, whether certain foreign currency instruments will be treated as securities and who will be treated as the issuer of a foreign currency instrument for purposes of the RIC diversification requirements applicable to a Fund.

Under the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (I.E., unless certain special rules apply, currencies other than the U.S. Dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not "regulated futures contracts," and from unlisted options will be treated as ordinary income or loss under the Code. Also, certain foreign exchange gains derived with respect to foreign fixed-income securities are also subject to special treatment. In general, any such gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if such losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions.

OPTIONS TRANSACTIONS BY THE FUND
--------------------------------
If a call option written by the Fund expires, the amount of the premium received by the Fund for the option will be short-term capital gain to the Fund. If such an option is closed by the Fund, any gain or loss realized by the Fund as a result of the closing purchase transaction will be short-term capital gain or loss. If the holder of a call option exercises the holder's right under the option, any gain or loss realized by the Fund upon the sale of the underlying security or underlying futures contract pursuant to such exercise will be short-term or long-term capital gain or loss to the Fund depending on the Fund's holding period for the underlying security or underlying futures contract.

With respect to call options purchased by the Fund, the Fund will realize short-term or long-term capital gain or loss if such option is sold and will realize short-term or long-term capital loss if the option is allowed to expire depending on the Fund's holding period for the call option. If such a call option is exercised, the amount paid by the Fund for the option will be added to the basis of the stock or futures contract so acquired.

The Fund has available to it a number of elections under the Code concerning the treatment of option transactions for tax purposes. The Fund will utilize the tax treatment that, in the Fund's judgment, will be most favorable to a majority of investors in the Fund. Taxation of these transactions will vary according to the elections made by the Fund. These tax considerations may have an impact on investment decisions made by the Fund.

The Fund, in its operations, also will utilize options on stock indices. Options on "broad based" stock indices are classified as "nonequity options" under the Code. Gains and losses resulting from the expiration, exercise, or closing of such nonequity options, as well as gains and losses resulting from futures contract transactions, will be treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (hereinafter, "blended gain or loss"). In addition, any nonequity option and futures contract held by the Fund on the last day of a fiscal year will be treated as sold for market value on that date, and gain or loss recognized as a result of such deemed sale will be blended gain or loss.

The trading strategies of the Fund involving nonequity options on stock indices may constitute "straddle" transactions. "Straddles" may affect the taxation of such instruments and may cause the postponement of recognition of losses incurred in certain closing transactions. The Fund will also have available a number of elections under the Code concerning the treatment of option transactions for tax purposes. The Fund will utilize the tax treatment that, in the Fund's judgment, will be most favorable to a majority of investors in the Fund. Taxation of these transactions will vary according to the elections made by the Fund. These tax considerations may have an impact on investment decisions made by the Fund.

The Fund's transactions in certain options, under some circumstances, could preclude the Fund's qualifying for the special tax treatment available to investment companies meeting the requirements of Subchapter M of the Code.

The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by the Fund.

BACK-UP WITHHOLDING
-------------------
In certain cases the Fund will be required to withhold and remit to the U.S. Treasury an amount equal to the applicable back-up withholding rate applied to reportable taxable dividends and distributions, as well as the proceeds of any redemptions of Fund shares, paid to a shareholder who: (1) has failed to provide a correct taxpayer identification number (usually the shareholder's social security number); (2) is subject to back-up withholding by the Internal Revenue Service ("IRS"); (3) has failed to provide the Fund with the certifications required by the IRS to document that the shareholder is not subject to back-up withholding; or (4) has failed to certify that he or she is a U.S. person (including a U.S. resident alien).

OTHER ISSUES
------------
The Fund may be subject to tax or taxes in certain states where the Fund does business. Furthermore, in those states which have income tax laws, the tax treatment of the Fund and of Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment. In some states ownership of fund shares may also be subject to state and local taxation. Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in Government National Mortgage Association or Fannie Mae securities, banker's acceptances, commercial paper and repurchase agreements collateralized by U.S. Government Securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

OTHER INFORMATION

PORTFOLIO HOLDINGS
------------------
The Board has approved portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund. These policies and procedures, as described below, are designed to ensure that disclosure of portfolio holdings is in the best interests of Fund shareholders, and address conflicts of interest between the interests of Fund shareholders and those of the Fund's Advisor, principal underwriter, or any affiliated person of the Fund, the Advisor, or the principal underwriter.

Information concerning the Fund's portfolio holdings may be disclosed in the ordinary course of business and as frequently as daily, but no earlier than one business day following the date of the information, to (i) certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers, and (ii) other personnel of the Advisor and other service providers, such as the Fund's administrator, custodian and fund accountant, who deal directly with, or assist in, functions related to investment management, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Fund and/or the terms of the Fund's current registration statement. As of August 31, 2005, the Fund has not yet commenced operations and therefore, did not disclose portfolio holdings information to any individual or entity. Once the Fund commences operations, it expects to disclose portfolio holdings information to the following entities as part of ongoing arrangements that serve legitimate business purposes: Morningstar, Lipper, Vickers Stock Research, Thomson Financial, Bloomberg and Standard & Poor's.

The Fund's Chief Compliance Officer, or his or her compliance personnel designee, may also grant exceptions to permit additional disclosure of Fund portfolio holdings information at differing times and with different lag times (the period from the date of the information to the date the information is made available), if any, in instances where the Fund has legitimate business purposes for doing so, it is in the best interests of shareholders, and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information and are required to execute an agreement to that effect. The Board will be informed of any such disclosures at its next regularly scheduled meeting or as soon as is reasonably practicable thereafter. In no event shall the Fund, the Advisor, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund's portfolio holdings.

The Board exercises continuing oversight of the disclosure of the Fund's portfolio holdings by (1) overseeing the implementation and enforcement of Portfolio Holdings Disclosure Policies and Procedures, the Code of Ethics, and the Protection of Non-Public Information Policies and Procedures (collectively, the portfolio holdings governing policies) by the Fund's Chief Compliance Officer and the Fund, (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies, and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. The Board and the Fund reserve the right to amend the Policies and Procedures at any time and from time to time without prior notice in their sole discretion. For purposes of the Policies and Procedures, the term "portfolio holdings" means the equity and debt securities (E.G., stocks and bonds) held by the Fund and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by the Fund [,which are not disclosed].

In addition to the permitted disclosures described above, the Fund must disclose its complete holdings quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's web site at www.sec.gov.

VOTING RIGHTS
-------------
You receive one vote for every full Fund share owned. The Fund or class of the Fund will vote separately on matters relating solely to the Fund or class. All shares of the Fund are freely transferable.

As a Delaware statutory trust, the Trust is not required to hold annual Shareholder meetings unless otherwise required by the 1940 Act. However, a meeting may be called by Shareholders owning at least 10% of the outstanding shares of the Trust. If a meeting is requested by Shareholders, the Trust will provide appropriate assistance and information to the Shareholders who requested the meeting. Shareholder inquiries can be made by calling 800.820.0888 or 301.296.5100, or by writing to the Trust at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

REPORTING
---------
You will receive the Trust's unaudited financial information and audited financial statements. In addition, the Trust will send you proxy statements and other reports. If you are a customer of a financial institution that has purchased shares of the Fund for your account, you may, depending upon the nature of your account, receive all or a portion of this information directly from your financial institution.

SHAREHOLDER INQUIRIES
---------------------
You  may  visit  the  Trust's  web  site  at  www.rydexinvestments.com  or  call
800.820.0888 or 301.296.5100 to obtain information on account statements, procedures, and other related information.

COUNSEL

Morgan, Lewis & Bockius LLP serves as counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND CUSTODIAN

PricewaterhouseCoopers LLP, 250 West Pratt Street, Suite 2100 Baltimore, Maryland 21201, is the independent registered public accounting firm of the Trust and the Fund.

U.S. Bank, N.A. (the "Custodian"), 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian for the Trust and the Fund. The custodian holds the portfolio securities of the Fund and maintains all necessary related accounts and records.

                                   APPENDIX A

                                RYDEX INVESTMENTS
                      PROXY VOTING POLICIES AND PROCEDURES

I.       INTRODUCTION
         ------------

         PADCO Advisors, Inc. and PADCO Advisors II, Inc., together doing business as Rydex Investments, generally are responsible for voting proxies with respect to securities held in client accounts, including clients registered as investment companies under the Investment Company Act of 1940 ("Funds") and clients that are pension plans ("Plans") subject to the Employee Retirement Income Security Act of 1974 ("ERISA"). This document sets forth Rydex Investments' policies and guidelines with respect to proxy voting and its procedures to comply with SEC Rule 206(4)-6 under the Investment Advisers Act of 1940. Specifically, Rule 206(4)-6 requires that we:

         o Adopt and implement written policies and procedures reasonably designed to ensure that we vote client securities in the best interest of clients;

         o Disclose to clients how they may obtain information from us about how we voted proxies for their securities; and

         o Describe our proxy voting policies and procedures to clients and furnish them a copy of our policies and procedures on request.

II.      PROXY VOTING POLICIES AND PROCEDURES
         ------------------------------------

         A.    Proxy Voting Policies

               Proxies may have economic value and, where Rydex Investments is given responsibility for voting proxies, we must take reasonable steps under the circumstances to ensure that proxies are received and voted in the best long-term economic interests of our clients, which generally means voting proxies with a view to enhancing the value of the shares of stock held in client accounts, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of the proxy vote. Our authority is initially established by our advisory contracts or comparable documents. Clients, however, may change their proxy voting direction at any time.

         The financial interest of our clients is the primary consideration in determining how proxies should be voted. Any material conflicts of interest between Rydex Investments and our clients with respect to proxy voting are resolved in the best interests of clients, in accordance with the procedures described in Section III, below.

         B.    Proxy Voting Procedures

               Rydex Investments utilizes the services of an outside proxy voting firm, Investor Responsibility Research Center, Inc. ("IRRC"), to act as agent for the proxy process, to maintain records on proxy votes for our clients, and to provide independent research on corporate governance, proxy and corporate responsibility issues. In the absence of contrary instructions received from Rydex Investments, IRRC will vote proxies in accordance with the proxy voting guidelines (the "Guidelines") attached as SCHEDULE A hereto, as such Guidelines may be revised from time to time by Rydex Investments' portfolio management group (the "Committee"). Under its arrangement with IRRC, Rydex Investments has agreed to:

         o Provide IRRC with a copy of the Guidelines and to inform IRRC promptly of any changes to the Guidelines;

         o Deliver to IRRC, on a timely basis, all documents, information and materials necessary to enable IRRC to provide the services contemplated to be performed by it on a timely and efficient basis (such as conveying to IRRC a power of attorney with respect to the services to be provided hereunder and providing IRRC on a timely basis with Rydex Investments' authorized stamp, proxy cards, special voting instructions, authorization letters to custodian banks and any other materials necessary for the performance by IRRC of its duties);

         o Provide IRRC with a data file containing portfolio information (such as account numbers, share amounts, and security identifiers such as cusip and/or sedol numbers) on a regular basis; and

         o Coordinate with IRRC with respect to the classification of proxy items and for the treatment of items not clearly defined under the Guidelines.

III.     RESOLVING POTENTIAL CONFLICTS OF INTEREST
         -----------------------------------------

         The Committee is responsible for identifying potential conflicts of interest in regard to the proxy voting process. Examples of potential conflicts of interest include:

         o Managing a pension plan for a company whose management is soliciting proxies;

         o Having a material business relationship with a proponent of a proxy proposal in which this business relationship may influence how the proxy vote is cast; and

         o Rydex Investments, its employees or affiliates having a business or personal relationship with participants in a proxy contest, corporate directors or candidates for directorships.

         To ensure that all proxies are voted in the best interests of clients and are not the product of any potential conflict of interest, if a potential conflict of interest exists, Rydex Investments will instruct IRRC to vote in accordance with the established Guidelines. In the absence of established Guidelines (I.E., in instances where the Guidelines provide for a "case-by-case" review), Rydex Investments may vote a proxy regarding that proposal in any of the following manners:

         o REFER PROPOSAL TO THE CLIENT - Rydex Investments may refer the proposal to the client and obtain instructions from the client on how to vote the proxy relating to that proposal.

         o OBTAIN CLIENT RATIFICATION - If Rydex Investments is in a position to disclose the conflict to the client (I.E., such information is not confidential), Rydex Investments may determine how it proposes to vote the proposal on which it has a conflict, fully disclose the nature of the conflict to the client, and obtain the client's consent to how Rydex Investments will vote on the proposal (or otherwise obtain instructions from the client on how the proxy on the proposal should be voted).

         o USE AN INDEPENDENT THIRD PARTY FOR ALL PROPOSALS - Subject to any client imposed proxy voting policies, Rydex Investments may vote all proposals in a proxy according to the policies of an independent third party, such as IRRC or a similar entity (or to have the third party vote such proxies).

         o USE AN INDEPENDENT THIRD PARTY TO VOTE THE SPECIFIC PROPOSALS THAT INVOLVE A CONFLICT - Subject to any client imposed proxy voting policies, Rydex Investments may use an independent third party (such as IRRC) to recommend how the proxy for specific proposals that involve a conflict should be voted (or to have the third party vote such proxies).

IV.      SECURITIES SUBJECT TO LENDING ARRANGEMENTS
         ------------------------------------------

         For various legal or administrative reasons, Rydex Investments is often unable to vote securities that are, at the time of such vote, on loan pursuant to a client's securities lending arrangement with the client's custodian. Rydex Investments will refrain from voting such securities where the costs to the client and/or administrative inconvenience of retrieving securities then on loan outweighs the benefit of voting, assuming retrieval under such circumstances is even feasible and/or possible. In certain extraordinary situations, Rydex Investments may seek to have securities then on loan pursuant to such securities lending arrangements retrieved by the client's custodian for voting purposes. This decision will generally be made on a case-by-case basis depending on whether, in Rydex Investments' judgment, the matter to be voted on has critical significance to the potential value of the securities in question, the relative cost and/or administrative inconvenience of retrieving the securities, the significance of the holding and whether the stock is considered a long-term holding. There can be no guarantee that any such securities can be retrieved for such purpose.

V.       SPECIAL ISSUES WITH VOTING FOREIGN PROXIES
         ------------------------------------------

         Voting proxies with respect to shares of foreign stocks may involve significantly greater effort and corresponding cost due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Because the cost of voting on a particular proxy proposal could exceed the expected benefit to a client (including an ERISA Plan), Rydex Investments may weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision on whether voting a given proxy proposal is prudent.

VI.      ASSISTANCE WITH FORM N-PX AND PROXY VOTING RECORD
         -------------------------------------------------

         Rydex Investments shall assist its Fund clients in disclosing the following information on Form N-PX for each proxy matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which Rydex Investments, or IRRC as its agent, voted on the client's behalf by providing the following information to the Fund on a regular quarterly basis within 30 days after the end of the quarter:

         (i)     The name of the issuer of the portfolio security;

         (ii) The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);

         (iii) The Council on Uniform Security Identification Procedures ("CUSIP") number for the portfolio security (if available through reasonably practicable means);

         (iv)    The shareholder meeting date;

         (v)     A brief identification of the matter voted on;

         (vi) Whether the matter was proposed by the issuer or by a security holder;

         (vii) Whether Rydex Investments (or IRRC as its agent) cast the client's vote on the matter;

         (viii) How Rydex Investments (or IRRC as its agent) cast the client's vote (I.E., for or against proposal, or abstain; for or withhold regarding election of directors); and

         (ix) Whether Rydex Investments (or IRRC as its agent) cast the client's vote for or against management.


VII.     DISCLOSURE OF HOW TO OBTAIN VOTING INFORMATION
         ----------------------------------------------

         Rule 206(4)-6 requires Rydex Investments to disclose in response to any client request how the client can obtain information from Rydex Investments on how its securities were voted. Rydex Investments will disclose in Part II of its Form ADV that clients can obtain information on how their securities were voted by making a written request to Rydex Investments. Upon receiving a written request from a client, Rydex Investments will provide the information requested by the client within a reasonable amount of time.

         Rule 206(4)-6 also requires Rydex Investments to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures. Rydex Investments will provide such a description in Part II of its Form ADV. Upon receiving a written request from a client, Rydex Investments will provide a copy of this policy within a reasonable amount of time.

         If approved by the client, this policy and any requested records may be provided electronically.

VIII.    RECORDKEEPING
         -------------

         Rydex Investments shall keep the following records for a period of at least five years, the first two in an easily accessible place:

         (i)     A copy of this Policy;

         (ii)    Proxy Statements received regarding client securities;

         (iii)   Records of votes cast on behalf of clients;

         (iv) Any documents prepared by Rydex Investments that were material to making a decision how to vote, or that memorialized the basis for the decision; and

         (v)     Records of client requests for proxy voting information.

         With respect to Rydex Investments' Fund clients, the Fund shall maintain a copy of each of the records that is related to proxy votes on behalf of the Fund by Rydex Investments. Additionally, Rydex Investments may keep Fund client records as part of Rydex Investments' records.

         Rydex Investments may rely on proxy statements filed on the SEC's EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by Rydex Investments that are maintained with a third party, such as IRRC, provided that Rydex Investments has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

                                   SCHEDULE A
                                       TO
                                RYDEX INVESTMENTS
                      PROXY VOTING POLICIES AND PROCEDURES

                             PROXY VOTING GUIDELINES


         Rydex Investments believes that management is generally in the best position to make decisions that are essential to the ongoing operation of the company and which are not expected to have a major impact on the corporation and its shareholders. Accordingly, Rydex Investments will generally vote with management on "routine items" of a corporate administrative nature. Rydex Investments will generally review all "non-routine items" (I.E., those items having the potential for major economic impact on the corporation and the long-term value of its shares) on a case-by-case basis.

BOARD OF DIRECTORS
------------------

A.  Director Nominees in Uncontested Elections                    Vote With Mgt.
B.  Chairman and CEO is the Same Person                           Vote With Mgt.
C.  Majority of Independent Directors                             Vote With Mgt.
D.  Stock Ownership Requirements                                  Vote With Mgt.
E.  Limit Tenure of Outside Directors                             Vote With Mgt.
F.  Director and Officer Indemnification and Liability
    Protection                                                    Vote With Mgt.
G.  Eliminate or Restrict Charitable Contributions                Vote With Mgt.

PROXY CONTESTS
--------------

A.  Voting for Director Nominees in Contested Election            Vote With Mgt.
B.  Reimburse Proxy Solicitation                                  Vote With Mgt.

AUDITORS
--------

A. Ratifying Auditors                                             Vote With Mgt.

PROXY CONTEST DEFENSES
----------------------

A.  Board Structure - Classified Board                            Vote With Mgt.
B.  Cumulative Voting                                             Vote With Mgt.
C.  Shareholder Ability to Call Special Meetings                  Vote With Mgt.

TENDER OFFER DEFENSES
---------------------

A.  Submit Poison Pill for shareholder ratification               Case-by-Case
B.  Fair Price Provisions                                         Vote With Mgt.
C.  Supermajority Shareholder Vote Requirement                    Vote With Mgt.
      To Amend the Charter or Bylaws
D.  Supermajority Shareholder Vote Requirement                    Vote With Mgt.

MISCELLANEOUS GOVERNANCE PROVISIONS
-----------------------------------

A.  Confidential Voting                                           Vote With Mgt.
B.  Equal Access                                                  Vote With Mgt.
C.  Bundled Proposals                                             Vote With Mgt.

CAPITAL STRUCTURE
-----------------

A.  Common Stock Authorization                                    Vote With Mgt.
B.  Stock Splits                                                  Vote With Mgt.
C.  Reverse Stock Splits                                          Vote With Mgt.
D.  Preemptive Rights                                             Vote With Mgt.
E.  Share Repurchase Programs                                     Vote With Mgt.

EXECUTIVE AND DIRECTOR COMPENSATION
-----------------------------------

A.  Shareholder Proposals to Limit Executive and
      Directors Pay                                               Case-by-Case
B.  Shareholder Ratification of Golden and Tin Parachutes         Vote With Mgt.
C.  Employee Stock Ownership Plans                                Vote With Mgt.
D.  401(k) Employee Benefit Plans                                 Vote With Mgt.

STATE OF INCORPORATION
----------------------

A.  Voting on State Takeover Plans                                Vote With Mgt.
B.  Voting on Reincorporation Proposals                           Vote With Mgt.

MERGERS AND CORPORATE RESTRUCTURINGS
------------------------------------

A.  Mergers and Acquisitions                                      Case-by-Case
B.  Corporate Restructuring                                       Vote With Mgt.
C.  Spin-Offs                                                     Vote With Mgt.
D.  Liquidations                                                  Vote With Mgt.

SOCIAL AND ENVIRONMENTAL ISSUES
-------------------------------

A.  Issues with Social/Moral Implications                         Vote With Mgt.


                                       2